Exhibit 10.1
(Confidential Portions Omitted)
AMENDMENT NUMBER THREE TO CREDIT AGREEMENT
AND SECURITY AGREEMENT
          THIS AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this “Amendment”), dated as of May 3, 2011, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereof as a Borrower (each of such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), as a joint lead arranger, and WFCF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) in light of the following:
W I T N E S S E T H
          WHEREAS, Borrowers, Lenders, Agent, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger are parties to that certain Credit Agreement, dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver dated as of November 5, 2009, as further amended by Amendment Number Two to Credit Agreement and Waiver, dated as of March 4, 2010 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
          WHEREAS, Borrowers, certain Subsidiaries of Parent, and Agent are parties to that certain Security Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from tine to time, the “Security Agreement”);
          WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement and the Security Agreement; and
          WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrowers’ requests.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.
          2. Amendments to Credit Agreement.
               (a) The preamble to the Credit Agreement is hereby amended and modified by amending and restating the preamble in its entirety as follows:
          “THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of June 30, 2009, by and among the lenders identified on the signature pages hereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), as a joint lead arranger, WFCF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s

Subsidiaries identified on the signature pages hereof as a Borrower (each of such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger.”
               (b) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending and restating or adding (as applicable) the following definitions in the appropriate alphabetical order:
          “Applicable Unused Line Fee” means, as of any date of determination, the applicable amount set forth in the following table that corresponds to the most recent Average Daily Usage calculation as determined by Agent (the “Average Daily Usage Calculation”):

Level	Average Daily Usage	Applicable Unused Line Fee
I	If the Average Daily Usage is less than $75,000,000	0.50 percentage points

II	If the Average Daily Usage is greater than or equal to $75,000,000	0.375 percentage points
The Applicable Unused Line Fee shall be based upon the most recent Average Daily Usage Calculation, which will be calculated by Agent based on Average Daily Usage during the preceding fiscal quarter. The Applicable Unused Line Fee shall be re-determined quarterly by Agent using such methods as it deems appropriate in its reasonable discretion and any change to the Applicable Unused Line Fee based on the Average Daily Usage as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.
          “Bank Product” means any financial accommodation extended to Parent or its Subsidiaries by a Bank Product Provider (other than pursuant to the Agreement) including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) purchase cards (including so-called “procurement cards” or “P-cards”), (f) Cash Management Services, or (g) transactions under Hedge Agreements.
          “Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Parent or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all obligations of Borrowers to pay or reimburse an Underlying Issuer in respect of Underlying Letters of Credit, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Parent or its Subsidiaries; provided, however, in order for any item described in clauses (a), (b), or (c) above to constitute “Bank Product Obligations”, (i) if the applicable Bank Product Provider is Wells Fargo, then, if requested by Agent, Agent shall have received a Bank Product Provider Letter Agreement with respect to the applicable Bank Product within 30 days after the provision of such Bank Product to Parent or its Subsidiaries, or, if such Bank Product Agreement was entered into prior to the Closing Date or prior to the date on which Wells Fargo or its Affiliate, as applicable, became a Lender under the Credit Agreement, within 30 days after the Closing Date or 30 days after the date on which Wells Fargo or its Affiliate, as applicable, first became a Lender under the Credit Agreement, as applicable or (ii) if the applicable Bank Product Provider is any other Person, Agent shall have received a Bank Product Provider Letter Agreement with respect to the applicable Bank Product within 30 days after the provision of such Bank Product to Parent or its Subsidiaries, or, if such Bank Product Agreement was entered into prior to the Closing Date or prior to the date on which such Bank

Product Provider or its Affiliate, as applicable, became a Lender under the Credit Agreement, within 30 days after the Closing Date or 30 days after the date on which such Bank Product Provider or its Affiliate, as applicable, first became a Lender under the Credit Agreement, as applicable.
          “Base Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a Base Rate Loan), the applicable margin set forth in the following table that correspond to the most recent Average Daily Availability calculation determined by Agent in its reasonable discretion (the “Average Daily Availability Calculation”):

Level	Average Daily Availability	Base Rate Margin
I	If the Average Daily Availability is less than $75,000,000	1.50 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	1.25 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	1.00 percentage points
The Base Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its reasonable discretion based on Average Daily Availability during the preceding fiscal quarter. The Base Rate Margin shall be re-determined quarterly by Agent using such methods as it deems appropriate in its reasonable discretion and any change to the Base Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.
          “Borrowing Base” means, as of any date of determination, the result of:
          (a) 85% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve, plus
          (b) the lowest of:
               (i) $175,000,000,
               (ii) the sum of (y) 70% of the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Landed Inventory plus (z) the lesser of (1) 70% of the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible In-Transit Inventory and (2) $25,000,000, and
               (iii) the sum of (y) 85% times the most recently determined Net Liquidation Percentage times the book value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Borrowers’ Eligible Landed Inventory plus (z) the lesser of (1) 85% times the most recently determined Net Liquidation Percentage times the book value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Borrowers’ Eligible In-Transit Inventory and (2) $25,000,000, minus
          (c) the sum of (i) the Bank Product Reserve, and (ii) the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.

          “Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements.
          “Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under the Agreement within 1 Business Day of the date that it is required to do so under the Agreement (including the failure to make available to Agent amounts required pursuant to a Settlement or to make a required payment in connection with a Letter of Credit Disbursement), (b) notified the Borrower, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by Agent) under which it has committed to extend credit, (d) failed, within 1 Business Day after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement within 1 Business Day of the date that it is required to do so under the Agreement, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not be deemed to be a Defaulting Lender pursuant to the provisions of clause (f)(ii) above of this definition solely as the result of the acquisition or maintenance of an ownership interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof if and so long as such ownership interest does not (x) result in or provide the Lender with immunity from the jurisdiction of the courts within the United States or from the enforcement of judgments or writs of attachments on its assets, (y) permit the Lender (or such Governmental Authority or instrumentality), without the consent of Agent, to reject, repudiate, disavow, disaffirm, amend, restate, supplement or otherwise modify such Lender’s obligations under this Agreement, or (z) result in such Governmental Authority or instrumentality having rights, powers or other authority over such Lender that are similar to those provided to a receiver, conservator, trustee or custodian under applicable law, other than rights customarily granted to a holder of Stock of such Lender.
          “Equipment Loan” means any Indebtedness the proceeds of which are used (a) to purchase Equipment or (b) so long as such Indebtedness is incurred at the time of, or within 120 days after, the acquisition of any Equipment, for the purpose of financing all or any portion of the costs of the acquisition of such Equipment.
          “Financial Covenant Period” means a period which shall commence on any date (the “Commencement Date”) on which Excess Availability is less than $40,000,000 and shall continue until the day on which Excess Availability on each day during a period of 30 consecutive days after the Commencement Date has been greater than or equal to $40,000,000.
          “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.
          “Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, or 3, or (if available to and offered by all Lenders) 6 months thereafter; provided, however, that (a) interest shall accrue at the applicable rate based upon the

LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3, or (if available to and offered by all Lenders) 6 months after the date on which the Interest Period began, as applicable, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date.
          “Lender” has the meaning set forth in the preamble to the Agreement, shall include the Issuing Lender and the Swing Lender, and shall also include any other Person made a party to the Agreement pursuant to the provisions of Section 13.1 of the Agreement and “Lenders” means each of the Lenders or any one or more of them.
          “Lender Group Expenses” means all (a) out-of-pocket costs or expenses (including taxes, and insurance premiums) required to be paid by Parent or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) reasonable out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with Parent or its Subsidiaries under any of the Loan Documents, including, all actual fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) Agent’s customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of Borrower (whether by wire transfer or otherwise), together with any out-of-pocket costs and expenses incurred in connection therewith, (d) out-of-pocket charges paid or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (e) reasonable out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable out-of-pocket audit fees and expenses (including travel, meals, and lodging) of Agent related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter, (g) reasonable out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group’s relationship with Parent or any of its Subsidiaries, (h) Agent’s reasonable out-of-pocket costs and expenses (including reasonable attorneys fees) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating, or amending the Loan Documents, (i) Agent’s and each Lender’s reasonable out-of-pocket costs and expenses (including reasonable attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Parent or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral, and (j) issuance charges, usage charges, charges, fees, costs and expenses for amendments, renewals, extensions, transfers, or drawings from time to time imposed by the Underlying Issuer or incurred by the Issuing Lender in respect of Letters of Credit and out-of-pocket charges, fees, costs and expenses paid or incurred by the Underlying Issuer or Issuing Lender in connection with the issuance, amendment, renewal, extension, or transfer of, or drawing under, any Letter of Credit or any demand for payment thereunder.

          “LIBOR Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a LIBOR Rate Loan), the applicable margin set forth in the following table that correspond to the most recent Average Daily Availability Calculation determined by Agent in its reasonable discretion:

Level	Average Daily Availability	LIBOR Rate Margin
I	If the Average Daily Availability is less $75,000,000	2.50 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	2.25 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	2.00 percentage points
The LIBOR Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its reasonable discretion based on Average Daily Availability during the preceding fiscal quarter. The LIBOR Rate Margin shall be re-determined quarterly by Agent using such methods as it deems appropriate in its reasonable discretion and any change to the LIBOR Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.
          “Loan Documents” means the Agreement, the Acceptances, the Bank Product Agreements, any Borrowing Base Certificate, the Controlled Account Agreements, the Control Agreements, the Copyright Security Agreement, the Fee Letter, the Flow of Funds Agreement, the Guaranty, the Intercompany Subordination Agreement, the Letters of Credit, the Patent Security Agreement, the Security Agreement, the Trademark Security Agreement, any note or notes executed by any Borrower in connection with the Agreement and payable to any member of the Lender Group, any letter of credit application or letter of credit agreement entered into by any Borrower in connection with the Agreement, and any other instrument or agreement entered into, now or in the future, by Parent or any of its Subsidiaries and any member of the Lender Group in connection with the Agreement.
          “Obligations” means (a) all loans, Advances (inclusive of Protective Advances and Swing Loans), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Reimbursement Undertakings or with respect to Letters of Credit (irrespective of whether contingent) or with respect to Acceptances, premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any other kind and description owing by any Loan Party pursuant to or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrowers are required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, (b) all debts, liabilities, or obligations (including reimbursement obligations, irrespective of whether contingent) owing by any Borrower or any other Loan Party to an Underlying Issuer now or hereafter arising from or in respect of Underlying Letters of Credit or Acceptances, and (c) all Bank Product Obligations. Any reference in the Agreement or in the Loan Documents to the

Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.
          “Permitted Indebtedness” means:
          (a) Indebtedness evidenced by the Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,
          (b) Indebtedness set forth on Schedule 4.19 (and specifically excluding from inclusion pursuant to this clause (b) any Indebtedness referenced in Schedule 4.19 that is already subject to any limitation or other condition pursuant to any other clause of this definition of Permitted Indebtedness) and any Refinancing Indebtedness in respect of such Indebtedness,
          (c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness,
          (d) endorsement of instruments or other payment items for deposit,
          (e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of Parent or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness,
          (f) [intentionally omitted],
          (g) Acquired Indebtedness in an aggregate amount not to exceed, when aggregated with the sum of (x) the amount of all other purchase consideration paid or payable in respect of Permitted Acquisitions, (y) the amount of Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness, and (z) the amount of Investments made pursuant to clause (l) of the definition of Permitted Investments, $100,000,000,
          (h) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, and appeal bonds,
          (i) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Parent or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,
          (j) the incurrence by Parent or its Subsidiaries of Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate or foreign currency risk associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes,
          (k) Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), or Cash Management Services, in each case, incurred in the ordinary course of business,
          (l) unsecured Indebtedness of Parent owing to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase by Parent of the Stock of Parent that has been issued to such Persons, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $500,000, and (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent,
          (m) unsecured Indebtedness owing to sellers of assets or Stock to a Loan Party that is incurred by the applicable Loan Party in connection with the consummation of one or more Permitted Acquisitions so long as (i) the aggregate principal amount at any one time outstanding for all such unsecured Indebtedness, when aggregated with the sum of (A) the amount of all other purchase consideration paid or payable in respect of Permitted Acquisitions, (B) the amount of Acquired Indebtedness incurred in connection with Permitted Acquisitions since the Closing Date, and (C) the amount of Investments made pursuant to clause (l) of the definition of Permitted Investments, does not exceed $100,000,000, (ii) is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent, and (iii) is otherwise on terms and conditions (including all economic terms and the absence of covenants) reasonably acceptable to Agent,
          (n) contingent liabilities (i) in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of Parent or the applicable Loan Party incurred in connection with the consummation of one or more acquisitions or (ii) in respect of any indemnification obligation under any prior credit agreements, loan agreements, or securities offerings,
          (o) Indebtedness composing Permitted Investments,
          (p) Indebtedness secured solely by Real Property, so long as the aggregate principal amount of such Indebtedness does not exceed $150,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,
          (q) Indebtedness composing the Equipment Loan so long as the aggregate principal amount of such Indebtedness does not exceed $110,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,
          (r) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness; provided, however, that in no event shall any Loan Party be permitted to have any obligation in respect of, or pledge any of their assets in support of, such Indebtedness, whether by guaranty or otherwise,
          (s) Subordinated Debt in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,
          (t) Unsecured Debt in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,
          (u) Deferred compensation payable to employees, officers or directors under any deferred compensation plans entered into in the ordinary course of business, so long as the amount of total compensation payable to such employees, officers, or directors, after taking into account such deferred compensation plan, is consistent with the historical practices of Parent and its Subsidiaries,
          (v) the guarantee by Parent pursuant to Section 4.1.1(a) of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date) of the obligation of Skechers RB to fund the Skechers RB Initial Capital Contribution, provided that (x) the amount payable under such guarantee shall not exceed $30,000,000 in the aggregate, and (y) such guarantee shall be of no further force or effect upon the termination of the Skechers/HF JV LLC Agreement,
          (w) Capitalized Lease Obligations owing to the lessor pursuant to the Distribution Facility Lease in an aggregate principal amount outstanding not in excess of $160,000,000, less the aggregate amount of principal payments made in respect of such Indebtedness during the term of the Agreement,

          (x) Indebtedness composing Equipment Loans of Foreign Subsidiaries in an aggregate principal amount not to exceed $25,000,000 the proceeds of which are used to (i) purchase Equipment or (ii) finance the costs of the acquisition of Equipment and Refinancing Indebtedness in respect of such Indebtedness; provided, however, that in no event shall any Loan Party be permitted to (y) except as permitted by clause (y) of the definition of Permitted Indebtedness, have any obligation in respect of such Indebtedness whether by guaranty or otherwise, or (z) pledge any of its assets in support of, such Indebtedness, whether by guaranty or otherwise,
          (y) the guarantee by Parent of the Indebtedness described in clause (x) of the definition of Permitted Indebtedness, provided that the amount payable under such guarantee shall not exceed $25,000,000 in the aggregate;
          provided, however, the foregoing to the contrary notwithstanding, in no event shall the aggregate amount of Indebtedness pursuant to clauses (g), (m), (p), (q), (s), (t), or (y) of this definition of Permitted Indebtedness exceed $250,000,000.”
          “Permitted Intercompany Advances” means (a) loans made by a Loan Party to another Loan Party, (b) capital contributions or loans made by a Subsidiary of Parent that is not a Loan Party to another Subsidiary of Parent that is not a Loan Party, (c) capital contributions made by a Loan Party to another Loan Party that is not a Foreign Subsidiary, (d) capital contributions or loans made by a Subsidiary of Parent that is not a Loan Party to a Loan Party, provided, however, that capital contributions by a Subsidiary of Parent that is not a Loan Party to a Loan Party shall only be permitted so long as Agent retains its Lien on the same amount (and percentage of all Stock issued by such Loan Party), without dilution, of the Stock of such Loan Party as it had prior to such capital contribution, (e) loans made by a Loan Party to a Subsidiary of Parent that is not a Loan Party if (i) at the time of making such loan, no Event of Default has occurred and is continuing or would result from the making of such loan, and (ii) Borrowers have Excess Availability plus Qualified Cash of $75,000,000 or greater immediately after giving effect to each such loan, provided, however, that so long as (y) no Event of Default has occurred and is continuing at the time such loan is made or would result from the making of such loan and (z) Borrowers have Excess Availability plus Qualified Cash of $50,000,000 or greater immediately after giving effect to each such loan, loans made by a Loan Party to a Subsidiary of Parent that is not a Loan Party in an aggregate principal amount not to exceed $10,000,000 shall be permitted.
          “Permitted Investments” means:
          (a) Investments in cash and Cash Equivalents,
          (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,
          (c) advances made in connection with purchases of goods or services in the ordinary course of business,
          (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,
          (e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-2,
          (f) guarantees permitted under the definition of Permitted Indebtedness,
          (g) Permitted Intercompany Advances,

          (h) Stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,
          (i) deposits of cash made in the ordinary course of business to secure performance of operating leases,
          (j) non-cash loans to employees, officers, and directors of Parent or any of its Subsidiaries for the purpose of purchasing Stock in Parent so long as the proceeds of such loans are used in their entirety to purchase such stock in Parent,
          (k) Permitted Acquisitions,
          (l) so long as immediately before and after giving effect to such Investment (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) Parent and its Subsidiaries have Excess Availability plus Qualified Cash of not less than $75,000,000, Investments by Parent or any of its Subsidiaries in Permitted Joint Ventures; provided, however, the foregoing to the contrary notwithstanding, the amount of Investments pursuant to this clause (l), when aggregated with the amount of purchase consideration (including any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) paid or payable in respect of all Permitted Acquisitions (including deferred payment obligations), shall not exceed $100,000,000 during the term of the Agreement,
          (m) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $10,000,000 at any one time outstanding; provided that the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment,
          (n) so long as the Skechers/HF JV LLC Agreement remains in effect, any Permitted Skechers/HF JV Acquisition,
          (o) so long as the Skechers/HF JV LLC Agreement remains in effect, Investments by Skechers RB in the Skechers/HF JV Entity composed of (i) the Skechers RB Initial Capital Contribution, (ii) a loan by Skechers RB to the Skechers/HF JV Entity in the aggregate principal amount of $1,000,000, as evidenced by the Skechers/HF JV Note, and (iii) so long as immediately before and after giving effect to such Investment, (x) no Event of Default has occurred and is continuing or would result therefrom and (y) Parent and its Subsidiaries have Excess Availability of not less than $50,000,000, additional capital contributions or loans by Skechers RB to the Skechers/HF JV Entity in an aggregate amount not to exceed $10,000,000 during the term of the Agreement, and
          (p) Investments resulting from entering into (i) Bank Product Agreements (other than Hedge Agreements), or (ii) agreements relative to Indebtedness that is permitted under clause (j) of the definition of Permitted Indebtedness.
          “Third Amendment Date” means May 3, 2011.
          “WFF” means Wells Fargo Capital Finance, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company).
               (c) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by amending and restating clauses (a), (b), (h), and (j) of the definition of “Eligible Accounts” in their entirety as follows:

          “(a) Accounts that the Account Debtor has failed to pay within 90 days (or with respect to Accounts permitted to have selling terms of up to 120 days pursuant to the $10,000,000 basket in clause (b) of this definition of Eligible Accounts, 120 days with respect to up to $10,000,000 of such accounts outstanding at any one time) of original invoice date or Accounts that the Account Debtor has failed to pay within 60 days of their original due date.”
          “(b) Accounts with selling terms of more than 60 days, other than up to $10,000,000 of Borrowers’ Accounts outstanding at any one time with selling terms of more than 60 days but less than 120 days,”
          “(h) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which such Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States, but only to the extent of the amount by which the aggregate amount of Borrowers’ Accounts that would be ineligible pursuant to this clause (h) exceeds $5,000,000,”
          “(j) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent if the creditworthiness of such Account Debtor materially deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit; provided, further, however, that the foregoing percentage shall be increased to 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent if the creditworthiness of such Account Debtor materially deteriorates) for each of (i) Famous Footwear, (ii) Kohl’s Corporation, (iii) J. C. Penney Company, Inc., (iv) Ross Stores, Inc., and (v) Costco Wholesale Corporation,”
               (d) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by amending and restating clauses (c) and (e) of the definition of “Permitted Acquisition” in their entirety as follows:
          “(c) Borrowers have provided Agent with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions to be mutually and reasonably agreed upon by Borrowers and Agent) created by adding the historical combined financial statements of Parent (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, Parent and its Subsidiaries (i) would have been in compliance with the financial covenant (but only if such financial covenant was required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement for the 4 fiscal quarter period ended immediately prior to the proposed date of consummation of such proposed Acquisition, (ii) are projected to be in compliance with the financial covenant (but only if such financial covenant is projected to be required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement for each 4 fiscal quarter period ended at the end of each fiscal quarter during the four fiscal quarter period ended one year after the proposed date of consummation of such proposed Acquisition, and (iii) projected to have Excess Availability plus Qualified Cash (y) if the proposed Acquisition (or series of related Acquisitions) involves total consideration of $10,000,000 or more, of greater than $75,000,000 at all times during the 3 month period ended immediately after the proposed date of consummation of such acquisition, and (z) if the proposed Acquisition (or series of related Acquisitions) involves total consideration of less than $10,000,000, of greater than $50,000,000 at all times during the 3 month period ended immediately after the proposed date of consummation of such acquisition,”
               “(e) Borrowers shall have Excess Availability plus Qualified Cash in an amount (i) if the proposed Acquisition (or series of related Acquisitions) involves total consideration of $10,000,000 or more, of greater than $75,000,000 immediately after giving effect to the consummation of the proposed Acquisition (which shall include a pro forma accounting for the assets of the target company that are eligible for inclusion in the Borrowing Base), or (ii) if the proposed Acquisition (or series of related Acquisitions) involves total consideration less than $10,000,000, of greater than $50,000,000 immediately after giving effect to the consummation of the proposed Acquisition (which shall include a pro forma accounting for the assets of the target company that are eligible for inclusion in the Borrowing Base),”
               (e) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by amending and restating clause (q) of the definition of “Permitted Disposition” in its entirety as follows:
          “(q) closing of retail stores and dispositions of Inventory or Equipment in connection therewith, so long as, if after giving effect to any proposed closure of a retail store by any Loan Party or any series of related retail store closures by any of the Loan Parties, the aggregate amount of retail stores closed by the Loan Parties in the immediately preceding twelve month period would equal or exceed twenty-five (25) retail stores, then the Borrowers shall provide Agent with not less then 45 Business Days prior written notice before conducting such retail store closure or series of related retail store closures,”
          (f) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by (i) amending and restating clause (u) of the definition of “Permitted Liens” in its entirety as set forth below, (ii) deleting the word “and” at the end of clause (z) of the definition of “Permitted Liens”, (iii) replacing the “.” at the end of clause (aa) of the definition of “Permitted Liens” with “, and”, and (iv) adding a new clause (bb) immediately following clause (aa) in the definition of “Permitted Liens” as set forth below:
          “(u) Liens on Equipment securing the Equipment Loan permitted pursuant to clause (q) of the definition of Permitted Indebtedness; provided, however, that, if the Equipment constitutes Collateral immediately prior to such Lien being granted, then a Lien on such Equipment shall only be permitted pursuant to this clause (u) if (i) the proceeds of the Equipment Loan are used to finance the costs of the acquisition of such Equipment, (ii) the Equipment Loan secured by the Lien on such Equipment is underwritten based upon the value of the Equipment to which such Lien attaches, (iii) no Default or Event of Default shall have occurred and be continuing at the time such Lien is granted, (iv) no Default or Event of Default would result from the granting of such Lien, and (v) if the amount of outstanding Advances is greater than zero on the date such Equipment Loan is incurred, the proceeds (or, if the amount of outstanding Advances is less than the proceeds of the Equipment Loan, a portion of such proceeds equal to the aggregate amount of outstanding Advances as of the date such Equipment Loan is incurred) of the Equipment Loan that will be secured by a Lien on such Equipment are remitted to Agent concurrently with the closing of such Equipment Loan to be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) of the Agreement (as though such prepayment were required pursuant to Section 2.4(e)(i) of the Agreement),”
          “(bb) Liens on Equipment of Foreign Subsidiaries to secure the Equipment Loans permitted pursuant to clause (x) of the definition of Permitted Indebtedness.”
               (g) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by deleting the definition of “Seasonal Inventory Limit” in its entirety.

               (h) Section 1.2 of the Credit Agreement is hereby amended and modified by inserting “and agreed to by the Required Lenders” immediately after “until any such amendments have been agreed upon” in the first sentence of such Section.
               (i) Section 1.4 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, payment, or repayment in full of the Obligations shall mean the repayment in full in cash or immediately available funds (or, in the case of Letters of Credit or Acceptances, providing Letter of Credit Collateralization, or, in the case of Bank Products, providing Bank Product Collateralization) of all Obligations (including the payment of any Lender Group Expenses that have accrued irrespective of whether demand has been made therefor and the payment of any termination amount then applicable (or which would become applicable as a result of the repayment of the other Obligations) under Bank Product Agreements) other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of this Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.”
               (j) Section 2.3 of the Credit Agreement is hereby amended and modified by amending and restating clause (b) of such section in its entirety as follows:
          “(b) Making of Swing Loans. In the case of a request for an Advance and so long as either (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus the amount of Collections or payments applied to Swing Loans since the last Settlement Date, plus the amount of the requested Advance does not exceed $25,000,000, or (ii) Swing Lender, in its sole discretion, shall agree to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make an Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and such Advances being referred to collectively as “Swing Loans”) available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to the Designated Account. Anything contained herein to the contrary notwithstanding, the Swing Lender may, but shall not be obligated to, make Swing Loans at any time that one or more of the Lenders is a Defaulting Lender. Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by Agent’s Liens, constitute Advances and Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.”
               (k) Section 2.3 of the Credit Agreement is hereby amended and modified by amending and restating clause (e) of such section in its entirety as follows:
          “(e) Settlement. It is agreed that each Lender’s funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances, the Swing Loans, and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:
               (i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Protective Advances or Overadvances, and (3) with respect to Borrowers’ or their Subsidiaries’ Collections or payments received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, Overadvances and Protective Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g)): (y) if the amount of the Advances (including Swing Loans, Overadvances, and Protective Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender’s Pro Rata Share of the Advances (including Swing Loans, Overadvances, and Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans, Overadvances and Protective Advances), and (z) if the amount of the Advances (including Swing Loans, Overadvances, and Protective Advances) made by a Lender is less than such Lender’s Pro Rata Share of the Advances (including Swing Loans, Overadvances, and Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans, Overadvances, and Protective Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans, Overadvances, or Protective Advances and, together with the portion of such Swing Loans, Overadvances or Protective Advances representing Swing Lender’s Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.
               (ii) In determining whether a Lender’s balance of the Advances, Swing Loans, Overadvances, and Protective Advances is less than, equal to, or greater than such Lender’s Pro Rata Share of the Advances, Swing Loans, Overadvances, and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral.

               (iii) Between Settlement Dates, Agent, to the extent Protective Advances, Overadvances, or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to the Protective Advances, Overadvances, or Swing Loans. Between Settlement Dates, Agent, to the extent no Protective Advances, Overadvances, or Swing Loans are outstanding, may pay over to Swing Lender any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender’s Pro Rata Share of the Advances. If, as of any Settlement Date, Collections or payments of Parent or its Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding Advances of such Lenders, an amount such that each such Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Protective Advances and Overadvances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans, Overadvances, and Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.
               (iv) Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g).”
               (l) Section 2.3 of the Credit Agreement is hereby amended and modified by amending and restating clause (g) in its entirety as follows:
          “(g) Defaulting Lenders. Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender’s benefit or any Collections or proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Swing Lender to the extent of any Swing Loans that were made by Swing Lender and that were required to be, but were not, paid by the Defaulting Lender, (B) second, to the Issuing Lender, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (C) third, to each non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of an Advance (or other funding obligation) was funded by such other non-Defaulting Lender), (D) to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrower as if such Defaulting Lender had made its portion of Advances (or other funding obligations) hereunder, and (E) from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (K) of Section 2.4(b)(ii). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero; provided, however, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the non-Defaulting Lenders, Agent, Issuing Lender, and Borrower shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder. The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent, Issuing Lender, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower, at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrower’s rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern.”
               (m) Section 2.4 of the Credit Agreement is hereby amended and modified by amending and restating clause (b) of such section in its entirety as follows:
          “(b) Apportionment and Application.
               (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of the Issuing Lender) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. All payments to be made hereunder by Borrowers shall be remitted to Agent and all (subject to Section 2.4(b)(iv) and Section 2.4(e)) such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Advances outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
               (ii) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:
                    (A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent (solely in its capacity as Agent and not in any other capacity) under the Loan Documents, until paid in full,
                    (B) second, to pay any fees or premiums then due to Agent (solely in its capacity as Agent and not in any other capacity) under the Loan Documents until paid in full,
                    (C) third, to pay interest due in respect of all Protective Advances until paid in full,

                         (D) fourth, to pay the principal of all Protective Advances until paid in full,
                         (E) fifth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents (other than any amounts due to any Lender solely in its capacity as a Bank Product Provider), until paid in full,
                         (F) sixth, ratably to pay any fees or premiums then due to any of the Lenders under the Loan Documents (other than any amounts due to any Lender solely in its capacity as a Bank Product Provider) until paid in full,
                         (G) seventh, ratably to pay interest due in respect of the Advances (other than Protective Advances) and the Swing Loans until paid in full,
                         (H) eighth, ratably (i) to pay the principal of all Swing Loans until paid in full, (ii) to pay the principal of all Advances until paid in full, and (iii) to Agent, to be held by Agent, for the benefit of any applicable Issuing Lender (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of any Issuing Lender, a share of each Letter of Credit Disbursement and each Acceptance Disbursement), as cash collateral in an amount equal to the sum of (y) 105% of the Letter of Credit Usage composed of Letters of Credit or Acceptances denominated in Dollars and (z) 115% of the balance of the Letter of Credit Usage (and, upon the expiration of a Letter of Credit that is undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall be reapplied pursuant to this Section 2.4(b)(ii), beginning with tier (A) hereof),
                         (I) ninth, up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Application Event, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral,
                         (J) tenth, to pay any other Obligations other than Obligations owed to Defaulting Lenders (including those being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral),
                         (K) eleventh, ratably to pay any Obligations owed to Defaulting Lenders, and
                         (K) twelfth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
               (iii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).
               (iv) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(i) shall not apply to any payment made by any Borrower to Agent and specified by Administrative Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

               (v) For purposes of Section 2.4(b)(ii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligations including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.
               (vi) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern.”
               (n) Section 2.11 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “2.11 Letters of Credit.
          (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers (or Administrative Borrower on behalf thereof) made in accordance herewith, each Issuing Lender agrees to issue or to cause an Underlying Issuer, as such Issuing Lender’s agent, to issue a requested Letter of Credit. If an Issuing Lender, at its option, elects to cause an Underlying Issuer to issue a requested Letter of Credit, then such Issuing Lender agrees that it will enter into arrangements relative to the reimbursement of such Underlying Issuer (which may include, among other means, by becoming an applicant with respect to such Letter of Credit or entering into undertakings which provide for reimbursements of such Underlying Issuer with respect to such Letter of Credit, including Acceptances related thereto; each such obligation or undertaking, irrespective of whether in writing, a “Reimbursement Undertaking”) with respect to Letters of Credit or Acceptances, as applicable, issued or accepted by such Underlying Issuer. By submitting a request to an Issuing Lender for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that an Issuing Lender issue or that an Underlying Issuer issue the requested Letter of Credit and to have requested the applicable Issuing Lender to issue a Reimbursement Undertaking with respect to such requested Letter of Credit or Acceptance, as applicable, if it is to be issued by an Underlying Issuer (it being expressly acknowledged and agreed by the Borrowers that Borrowers are and shall be deemed to be applicants (within the meaning of Section 5-102(a)(2) of the Code) with respect to each Underlying Letter of Credit). Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to Agent and the applicable Issuing Lender via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to the applicable Issuing Lender and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the proposed expiration date of such Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, and (v) such other information (including, the conditions of drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit. Anything contained herein to the contrary notwithstanding, an Issuing Lender may (with the consent of Agent), but shall not be obligated to, issue or cause the issuance of a Letter of Credit or to issue a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, that supports the obligations of Parent or its Subsidiaries (1) in respect of (A) a lease of real property, or (B) an employment contract, or (2) at any time that one or more of the Lenders is a Defaulting Lender. Borrowers agree that this Agreement (along with the terms of the applicable application) will govern each Letter of Credit and its issuance and each Acceptance and its acceptance. No Issuing Lender shall have any obligation to issue a Letter of Credit or a Reimbursement

Undertaking in respect of an Underlying Letter of Credit, in either case, if any of the following would result after giving effect to the requested issuance:
               (i) the Adjusted Letter of Credit Usage would exceed the Borrowing Base less the outstanding amount of Advances (inclusive of Swing Loans), or
               (ii) the Letter of Credit Usage would exceed $50,000,000, or
               (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the sum of (A) the Bank Product Reserve, and (B) the outstanding amount of Advances (including Swing Loans).
          Any Issuing Lender (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing on each Business Day of all Letters of Credit or Acceptances issued on the prior Business Day by such Issuing Lender or at its request; provided that (y) until Agent advises any such Issuing Lender that the provisions of Section 3.2 are not satisfied, or (z) the aggregate amount of the Letters of Credit or Acceptances issued in any such week exceeds such amount as shall be agreed by Agent and such Issuing Lender, such Issuing Lender shall be required to so notify Agent in writing only once each week of the Letters of Credit or Acceptances issued by such Issuing Lender during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as Agent and such Issuing Lender may agree. Borrowers and the Lender Group acknowledge and agree that certain Letters of Credit and Acceptances may be outstanding as of the Closing Date. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Letters of Credit which are outstanding on the Closing Date shall constitute Letters of Credit under this Agreement from and after the Closing Date with the same effect as though such Existing Letters of Credit were issued by an Issuing Lender at the request of the Borrowers on the Closing Date. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Acceptances which are outstanding on the Closing Date shall constitute Acceptances under this Agreement from and after the Closing Date with the same effect as though such Existing Acceptances were accepted by an Issuing Lender at the request of the Borrowers on the Closing Date. Each Letter of Credit shall be in form and substance reasonably acceptable to the applicable Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars or an Alternative Currency. Each Acceptance shall be in form and substance reasonably acceptable to the applicable Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars or an Alternative Currency. If an Issuing Lender makes a payment under a Letter of Credit or an Acceptance or an Underlying Issuer makes a payment under an Underlying Letter of Credit or an Underlying Acceptance, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement or applicable Acceptance Disbursement, as applicable, not later than 11:00 a.m., California time, on the date that Administrative Borrower receives written or telephonic notice of such Letter of Credit Disbursement or Acceptance Disbursement, as applicable, if such notice is received prior to 10:00 a.m., California time, or not later than 11:00 a.m., California time, on the following Business Day, if such notice is received after 10:00 a.m., California time or if it cannot be sent, and, in the absence of such payment, the amount of the Letter of Credit Disbursement or Acceptance Disbursement, as applicable, immediately and automatically shall be deemed to be an Advance (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) hereunder (and the failure to make such payment shall not be considered to be an Event of Default) and, initially, shall bear interest at the rate then applicable to Advances that are Base Rate Loans. If a Letter of Credit Disbursement or an Acceptance Disbursement in an Alternative Currency is made, then the amount that Borrowers shall be required to pay to Agent in respect of such Letter of Credit Disbursement or Acceptance Disbursement, as applicable, shall be an amount equal to the Dollar Equivalent (rounded upward to the nearest $0.01) of the Letter of Credit Disbursement or Acceptance Disbursement, as applicable, as determined by Agent, based on the Exchange Rate for such Alternative Currency at the time the Letter of Credit Disbursement or applicable Acceptance Disbursement was made. If a Letter of Credit Disbursement or Acceptance Disbursement in an Alternative Currency is deemed to be an Advance hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3), the Advance shall be in an amount equal to the Dollar Equivalent (rounded upward to the nearest $0.01) of the

Letter of Credit Disbursement or applicable Acceptance Disbursement) based on the Exchange Rate for such Alternative Currency at the time the Letter of Credit Disbursement or Acceptance Disbursement, as applicable, was made. If a Letter of Credit Disbursement is deemed to be an Advance hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3), Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the applicable Issuing Lender shall be automatically converted into an obligation to pay the resulting Advance. If an Acceptance Disbursement is deemed to be an Advance hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3), Borrowers’ obligation to pay the amount of such Acceptance Disbursement to the applicable Issuing Lender shall be automatically converted into an obligation to pay the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the applicable Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.11(b) to reimburse the applicable Issuing Lender, then to such Lenders and the applicable Issuing Lender as their interests may appear.
          (b) Promptly following receipt of a notice of a Letter of Credit Disbursement or Acceptance Disbursement, as applicable, pursuant to Section 2.11(a), each Lender with a Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to Section 2.11(a) on the same terms and conditions as if Borrowers had requested the amount thereof as an Advance and Agent shall promptly pay to the applicable Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit or a Reimbursement Undertaking (or an amendment, renewal, or extension of a Letter of Credit or a Reimbursement Undertaking increasing the amount thereof) or the acceptance of an Acceptance or the issuance of Reimbursement Undertaking in respect of an Acceptance (or an amendment, renewal, or extension of an Acceptance or a Reimbursement Undertaking in respect of an Acceptance increasing the amount thereof) and without any further action on the part of the applicable Issuing Lender or the Lenders with Commitments, the applicable Issuing Lender shall be deemed to have granted to each Lender with a Commitment, and each Lender with a Commitment shall be deemed to have purchased, a participation in each Letter of Credit or Acceptance, as applicable, issued by such Issuing Lender and each Reimbursement Undertaking, as applicable, in an amount equal to its Pro Rata Share of such Letter of Credit, Acceptance, or Reimbursement Undertaking, and each such Lender agrees to pay to Agent, for the account of the applicable Issuing Lender, such Lender’s Pro Rata Share of any Letter of Credit Disbursement or Acceptance Disbursement, as applicable, made by an Issuing Lender or an Underlying Issuer under the applicable Underlying Letter of Credit or an Underlying Acceptance. In consideration and in furtherance of the foregoing, each Lender with a Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the applicable Issuing Lender, such Lender’s Pro Rata Share of each Letter of Credit Disbursement and each Acceptance Disbursement made by an Issuing Lender or an Underlying Issuer and not reimbursed by Borrowers on the date due as provided in Section 2.11(a), or of any reimbursement payment required to be refunded (or that Agent or Issuing Lender elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Lender with a Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the applicable Issuing Lender, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement or each Acceptance Disbursement pursuant to this Section 2.11(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of a Letter of Credit Disbursement or an Acceptance Disbursement as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.
          (c) Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group and each Underlying Issuer harmless from any damage, loss, cost, expense, or liability, and reasonable attorneys fees incurred by any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer arising out of or in connection with any Reimbursement Undertaking, any Acceptance, or any Letter of Credit; provided, however, that Borrowers shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer. Each Borrower agrees to be bound by the applicable Issuing Lender’s or Underlying Issuer’s, as applicable, regulations and interpretations of any Letter of Credit or Acceptance or by the applicable Issuing Lender’s interpretations of any Reimbursement Undertaking, even though this interpretation may be different from such Borrower’s own, and each Borrower understands and agrees that none of any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer shall be liable for any error, negligence, or mistake, whether of omission or commission, in following any Borrower’s instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto or any Acceptance or any modifications, amendments, or supplements thereto. Each Borrower understands that the Reimbursement Undertakings may require an Issuing Lender to indemnify an Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Borrowers hereby agree to indemnify, save, defend, and hold each Issuing Lender and the other members of the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by them as a result of an Issuing Lender’s indemnification of an Underlying Issuer; provided, however, that Borrowers shall not be obligated hereunder to indemnify for any such loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of any Issuing Lender or any other member of the Lender Group. Borrowers hereby acknowledge and agree that none of any Issuing Lender, any member of the Lender Group, or any Underlying Issuer shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit or Acceptance.
          (d) The obligation of each Borrower to reimburse the Issuing Lender for each drawing under each Letter of Credit and each Acceptance shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
               (i) any lack of validity or enforceability of such Letter of Credit, Acceptance, this Agreement, or another Loan Document,
               (ii) the existence of any claim, counterclaim, setoff, defense or other right that Parent or any of its Subsidiaries may have at any time against any beneficiary or any transferee of such Letter of Credit or Acceptance (or any Person for whom any such beneficiary or any such transferee maybe acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or Acceptance or any agreement or instrument relating thereto, or any unrelated transaction,
               (iii) any draft, demand, certificate or other document presented under such Letter of Credit or Acceptance proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit or Acceptance,
               (iv) any payment by the Issuing Lender under such Letter of Credit or Acceptance against presentation of a draft or certificate that does not substantially or strictly comply with the terms of such Letter of Credit or Acceptance (including, without limitation, any requirement that presentation be made at a particular place or by a particular time of day), or any payment made by the Issuing Lender under such Letter of Credit or Acceptance to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit or Acceptance,
               (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or discharge of, any Borrower or any of its Subsidiaries, or
               (vi) the fact that any Event of Default shall have occurred and be continuing.

          (e) Borrowers hereby authorize and direct any Underlying Issuer to deliver to the applicable Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the applicable Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.
          (f) Each Borrower acknowledges and agrees that any and all usage charges, issuance charges, commissions, fees, and costs incurred by an Issuing Lender relating to Underlying Letters of Credit or Underlying Acceptances, or charged by an Issuing Lender relating to Letters of Credit or Acceptances issued or accepted, as applicable, by such Issuing Lender, shall be Lender Group Expenses for purposes of this Agreement and shall be reimbursable immediately by Borrowers to Agent for the account of the applicable Issuing Lender. The usage charge for Letters of Credit issued by WFF in its capacity as an Issuing Lender (or that WFF, in its capacity as Issuing Lender causes to be issued by an Underlying Issuer) are set forth in the Fee Letter. Any usage charges for Letters of Credit issued by any other Issuing Lender (or that any other Issuing Lender causes to be issued by an Underlying Issuer) are as set forth in a separate fee letter. Borrowers acknowledge and agree that any and all usage charges may be changed from time to time, and that Underlying Issuers and Issuing Lenders that issue Letters of Credit or accept Acceptances also impose a schedule of charges for amendments, extensions, drawings, and renewals.
          (g) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):
               (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit or Acceptance issued or accepted or caused to be issued or accepted hereunder or hereby, or
               (ii) there shall be imposed on any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer any other condition regarding any Letter of Credit, Acceptance, or Reimbursement Undertaking,
and the result of the foregoing is to increase, directly or indirectly, the cost to any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer of issuing, accepting, making, guaranteeing, participating, or maintaining any Reimbursement Undertaking or any Letter of Credit or any Acceptance or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, however, that Borrowers shall not be required to provide any compensation pursuant to this Section for any such amounts incurred more than 180 days prior to the date on which demand for payment is first made to Borrowers; provided further that if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.
          (h) Each Borrower acknowledges and agrees that certain of the Qualified Import Letters of Credit may provide for the presentation of time drafts to the applicable Issuing Bank or Underlying Issuer.

If an Issuing Bank or an Underlying Issuer accepts such a time draft that is presented under a Qualified Import Letter of Credit, it is acknowledged and agreed that (i) such time draft shall constitute an Acceptance hereunder and (ii) the pricing provisions hereof with respect to Acceptances (including Sections 2.6(b) and 2.12(e)) shall apply thereto.”
               (o) Section 2.12 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:
          “(a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, however, that, subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers properly have exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate.”
               (p) Section 2.12 of the Credit Agreement is hereby amended and modified by amending and restating clause (b)(iii) of such section in its entirety as follows:
          “(iii) Borrowers shall have not more than 7 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000.”
               (q) Section 2.13 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:
          “(a) If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital or reserve requirements for banks or bank holding companies, or any change in the interpretation, implementation, or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrowers shall not be required to compensate a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that such Lender notifies Borrowers of such law, rule, regulation or guideline giving rise to such reductions and of such

Lender’s intention to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Notwithstanding anything to the contrary herein, it is understood and agreed that the Dodd—Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173), all requests, rules, guidelines and directives relating thereto, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto, shall, for the purposes of this Agreement, be deemed to be adopted subsequent to the date hereof.”
               (r) Section 2.14 of the Credit Agreement is hereby amended and modified by amending and restating clause (i) of such section in its entirety as follows:
          “(i) The provisions of this Section 2.14 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.14 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.14 will forthwith be reinstated in effect, as though such payment had not been made.”
               (s) Section 3.3 of the Credit Agreement is hereby amended and modified by amending and restating the first sentence thereof in its entirety as follows:
          “This Agreement shall continue in full force and effect for a term ending on June 30, 2015 (the “Maturity Date”).”
               (t) Section 5.7 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “5.7. Inspection. Permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrowers; provided, however, that (a) so long as no Event of Default shall have occurred and be continuing and Excess Availability is greater than $150,000,000, Borrowers shall not be obligated to reimburse Agent for (y) any appraisals or valuations during any calendar year or (z) more than 1 audit or field exam during any calendar year, and (b) so long as no Event of Default shall have occurred and be continuing and Excess Availability is less than or equal to $150,000,000, Borrowers shall not be obligated to reimburse Agent for (y) more than 1 appraisal of Collateral during any calendar year and (z) more than 1 audit or field exam during any calendar year; provided further that for the avoidance of doubt, at any time an Event of Default has occurred and is continuing, Borrowers shall be obligated to reimburse Agent for any and all appraisals, valuations, audits, and field exams conducted by Agent or any of its representatives or agents during such time.”
          (u) Section 6.9 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:

          “6.9 Restricted Junior Payments. Make any Restricted Junior Payment; provided, however, that, so long as it is permitted by law,
                (a) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the proposed redemption of Parent’s Stock is in full compliance with applicable law (including the Delaware General Corporation Law and the California Corporations Code, to the extent applicable) and the constituent documents of Parent, (iii) Excess Availability plus Qualified Cash of Parent and its Subsidiaries each day during the 30 consecutive day period before giving effect to the proposed redemption of Parent’s Stock, and immediately after giving effect to the proposed redemption of Parent’s Stock, is greater than $75,000,000, (iv) on a pro forma basis after giving effect to any such proposed redemption, Excess Availability plus Qualified Cash of Parent and its Subsidiaries is projected to be in excess of $75,000,000 at all times during the 12 month period ended one year after the proposed date of such proposed redemption, (v) Parent was in compliance with the financial covenant (but only if such financial covenant was required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement (calculated after giving pro forma effect to any such proposed redemption as though such proposed redemption were consummated on the last day of such period and calculated based upon Parent’s most recently ended four fiscal quarter period for which internal financial statements are available) for the four fiscal quarter period immediately preceding the date on which such proposed redemption is proposed to be made, (vi) Borrowers shall have delivered to Agent updated projections and calculations evidencing the satisfaction of the conditions precedent set forth in clauses (iii), (iv), and (v) of this Section 6.9(a), in each case, in form and substance satisfactory to Agent, and (vii) if the aggregate amount of redemptions made pursuant to this Section 6.9(a), together with the amount of dividends declared, paid, or made pursuant to Section 6.9(b), in each case, since the Closing Date, would exceed $50,000,000 after giving effect to such proposed redemption, if requested or required by Agent in its discretion, Agent shall have received an appraisal of Borrowers’ Inventory by an appraiser selected by Agent and conducted a field exam with respect to Borrowers’ Accounts, in each case, within the ninety day period immediately preceding the date of any such proposed redemption, Parent may make redemptions of its Stock, and
               (b) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the proposed declaration and payment of dividends on account of Parent’s Stock is in full compliance with applicable law (including the Delaware General Corporation Law and the California Corporations Code, to the extent applicable) and the constituent documents of Parent, (iii) Excess Availability plus Qualified Cash of Parent and its Subsidiaries each day during the 30 consecutive day period before giving effect to the proposed redemption of Parent’s Stock, and immediately after giving effect to the proposed declaration and payment of dividends on account of Parent’s Stock, is greater than $75,000,000, (iv) on a pro forma basis after giving effect to any such proposed declaration or payment of dividends on account of Parent’s Stock, Excess Availability plus Qualified Cash of Parent and its Subsidiaries is projected to be in excess of $75,000,000 at all times during the 3 month period ended immediately after the proposed date of such declaration or payment, (v) Parent’s pro forma Fixed Charge Coverage Ratio (calculated after giving pro forma effect to any such proposed declaration or payment as though such proposed declaration or payment were consummated on the last day of such period and calculated based upon Parent’s most recently ended four fiscal quarter period for which internal financial statements are available) for the four fiscal quarter period immediately preceding the date on which such dividend is proposed to be made was not less than 1.10 to 1.00, (vi) on a pro forma basis after giving effect to any such proposed declaration or payment, Parent is projected to have a Fixed Charge Coverage Ratio (calculated after giving effect to any such proposed declaration or payment and measured on a four fiscal quarter period basis) of not less than 1.10 to 1.00 for each of the four fiscal quarters ended immediately after the proposed date of such declaration or payment, (vii) Borrowers shall have delivered to Agent updated projections and calculations evidencing the satisfaction of the conditions precedent set forth in clauses (iii), (iv), (v), and (vi) of this Section 6.9(b), in each case, in form and substance satisfactory to Agent, and (viii) if the aggregate amount of dividends declared, paid, or made pursuant to this Section 6.9(b), together with the amount of redemptions of Stock of Parent made pursuant to Section 6.9(a), in each case, since the Closing Date, would exceed $50,000,000 after giving effect to such proposed declaration or payment, if requested or required by Agent in its discretion, Agent shall have received an appraisal of

Borrowers’ Inventory by an appraiser selected by Agent and conducted a field exam with respect to Borrowers’ Accounts, in each case, within the ninety day period immediately preceding the date of any such declaration or payment, Parent may declare and pay dividends on account of Parent’s Stock in an aggregate amount not to exceed $100,000,000 during the term of this Agreement.”
               (v) Section 9.1 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) by written notice to Borrowers), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:
               (a) declare the Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrowers;
               (b) declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Lender hereunder to make Advances, (ii) the obligation of the Swing Lender to make Swing Loans, and (iii) the obligation of any Issuing Lender to issue Letters of Credit; and
               (c) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents or applicable law.
The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to any Borrower or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of all accrued and unpaid interest thereon and all fees and all other amounts owing under this Agreement or under any of the other Loan Documents, shall automatically and immediately become due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by each Borrower.”
               (w) Section 12 of the Credit Agreement is hereby amended and modified by inserting the following clause (d) immediately after clause (c):
               “(d) EACH OF PARENT AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.”

               (x) Section 14.1 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “14.1 Amendments and Waivers.
               (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and each Borrower and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and each Borrower, do any of the following:
                    (i) increase the amount of or extend the expiration date of any Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c),
                    (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,
                    (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenant in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),
                    (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders,
                    (v) other than as permitted by Section 15.11, release Agent’s Lien in and to any of the Collateral,
                    (vi) amend, modify, or eliminate the definition of “Required Lenders” or “Pro Rata Share”,
                    (vii) except as provided in the last sentence of Section 15.11(a), contractually subordinate any of Agent’s Liens,
                    (viii) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,
                    (ix) amend, modify, or eliminate any of the provisions of Section 2.3(d), Section 2.4(b)(i) or (ii), or Section 2.4(e) or (f),
                    (x) amend, modify, or eliminate Section 13.1(a) to permit a Loan Party, an Affiliate of a Loan Party, Equity Sponsor, or an Affiliate of Equity Sponsor to be permitted to become an Assignee, or

                    (xi) amend, modify, or eliminate the definition of Borrowing Base or any of the defined terms (including the definitions of Dilution Reserve, Eligible Accounts, Eligible In-Transit Inventory, Eligible Landed Inventory, Net Liquidation Percentage, and Seasonal Inventory Limitation) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, but not otherwise, or the definition of Maximum Revolver Amount, or change Section 2.1(c).
               (b) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), and (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders,
               (c) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to any Issuing Lender, or any other rights or duties of Issuing Lender under this Agreement or the other Loan Documents, without the written consent of such Issuing Lender, Agent, Borrowers, and the Required Lenders,
               (d) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other Loan Documents, without the written consent of Swing Lender, Agent, Borrowers, and the Required Lenders,
               (e) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Parent and its Subsidiaries, shall not require consent by or the agreement of any Borrower, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by Section 14.1(a)(i) through (iii),
               (f) Anything in this Section 14.1 to the contrary notwithstanding, Agent and the Borrowers may (without the consent of any Lender) amend or supplement this Agreement to cure any ambiguity, defect or inconsistency or to make a modification of a minor, consistency or technical nature or to correct a manifest error.”
               (y) Section 15.1 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of Agent and the Lenders, and Parent and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Parent and its Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Parent and its Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Parent and its Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Parent or its Subsidiaries, the Obligations, the Collateral, the Collections of Parent and its Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. Each Lender hereby acknowledges and agrees that it has reviewed the provisions of the Flow of Funds Agreement, agrees to be bound by the terms thereof, and designates and irrevocably authorizes Agent to execute and deliver the Flow of Funds Agreement on its behalf.
               (z) Section 15.6 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Parent and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the

Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to Borrowers, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement).”
               (aa) Section 15.8 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.8 Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, WFF or its Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include WFF in its individual capacity.”
               (bb) Section 15.10 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:
          “(a) Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.”
               (cc) Section 15.11 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.11 Collateral Matters.

               (a) The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to (i) release any Lien on any Collateral or otherwise consent to the disposition thereof free of the Lien created by the Loan Documents (A) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (B) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (C) constituting property in which Parent or its Subsidiaries owned no interest at the time Agent’s Lien was granted nor at any time thereafter, or (D) constituting property leased to Parent or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement, and (ii) at Agent’s option and in its sole discretion, release any Lien created by the Loan Documents on any Equipment if Borrowers certify to Agent in writing that each of the following conditions are true and satisfied (and Agent may rely conclusively on any such certificate, without further inquiry): (A) such release is required or desirable in connection with the incurrence of any Equipment Loan permitted under clause (q) of the definition of Permitted Indebtedness, (B) such Equipment secures Indebtedness permitted pursuant to clause (q) of the definition of Permitted Indebtedness, and (C) such Equipment is the subject of a Permitted Lien under clause (u) of the definition of Permitted Liens (including the proviso to such clause (u)). The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to, credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code, (b) credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or (c) credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance with applicable law. In connection with any such credit bid or purchase, the Obligations owed to the Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Stock of the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of Collateral having an aggregate book value in excess of $75,000,000 during any calendar year, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers); provided, however, that nothing in clause (y) of this sentence shall be deemed to restrict or limit the enforcement rights or remedies of Agent with respect to the Collateral under this Agreement or any other Loan Document that arise as a result of an Event of Default. Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. The Lenders further hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.
               (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) to assure that the Collateral exists or is owned by Parent or its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise provided herein.”
               (dd) Section 15.13 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.”
               (ee) Section 15.15 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider).”
               (ff) Section 15.17 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrowers or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or on its behalf in connection with its Commitment, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein.”
               (gg) Section 17.5 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “17.5 Bank Product Providers. Each Bank Product Provider shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as a non-fiduciary agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement and providing a Bank Product that qualifies as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, each Bank Product Provider shall be automatically deemed to have appointed Agent as its non-fiduciary agent and to have accepted the benefits of the Loan Documents; it being understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein and in any Bank Product Provider Letter Agreement. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the relevant Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the relevant Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrower may obtain Bank Products from any Bank Product Provider, although Borrower is not required to do so. Borrower acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.”
               (hh) Section 17.10 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “17.10 Lender Group Expenses. Borrowers agree to pay the Lender Group Expenses on the earlier of (a) the first day of the month following the date on which such Lender Group Expenses were first incurred or (b) the date on which demand therefor is made by Agent. Borrowers agree that their respective obligations contained in this Section 17.10 shall survive payment or satisfaction in full of all other Obligations.”
               (ii) Section 17.11 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:

          “17.11 Patriot Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow such Lender to identify Borrowers in accordance with the Patriot Act. In addition, if Agent is required by law or regulation or internal policies to do so, it shall have the right to periodically conduct (a) Patriot Act searches, OFAC/PEP searches, and customary individual background checks for the Loan Parties and (b) OFAC/PEP searches and customary individual background checks for the Loan Parties’ senior management and key principals, and Borrower agrees to cooperate in respect of the conduct of such searches and further agrees that the reasonable costs and charges for such searches shall constitute Lender Group Expenses hereunder and be for the account of Borrowers.”
               (jj) Section 17.12 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
          “17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement.”
               (kk) Schedules A-2, E-1, M-1, 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.6(d), 4.13, 4.15, 4.17, 4.30(b), 5.1, and 5.2 to the Credit Agreement are each hereby amended in their entirety and replaced with the corresponding Schedules attached hereto as Exhibit A.
               (ll) Exhibit B-1 to the Credit Agreement is hereby amended by adding the intellectual property listed on Exhibit B attached hereto.
          3. Amendments to Security Agreement.
               (a) The preamble of the Security Agreement is hereby amended and modified by amending and restating the preamble in its entirety as follows:
          “This SECURITY AGREEMENT (this “Agreement”), dated as of June 30, 2009, among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).”
               (b) The first WHEREAS clause of the Security Agreement is hereby amended and modified by amending and restating such WHEREAS clause in its entirety as follows:
          “WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof as a Borrower (each of such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”, as that term is thereinafter further defined), Agent, WFCF, as a joint lead arranger, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof, and”
               (c) The Security Agreement is hereby amended and modified by amending and restating Section 22 in its entirety as follows:
          “22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to the Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion. Upon the consummation of a Permitted Disposition of Collateral by a Grantor to any third party, the Security Interest in such Collateral granted hereby shall automatically terminate (but shall attach to the Proceeds or products thereof), and Agent shall promptly provide such releases or other evidence of such termination as reasonably requested by such Grantor. A Grantor shall be automatically released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall automatically terminate in the event that all the Stock of such Grantor shall be sold, transferred or otherwise disposed of to a Person other than a Loan Party in a Permitted Disposition, and Agent shall promptly provide such releases and evidence of such termination as may be reasonably requested by such Grantor. If (w) release of the Security Interest in such Equipment is required or desirable in connection with the incurrence of any Equipment Loan permitted pursuant to clause (q) of the definition of Permitted Indebtedness, (x) such Equipment secures Indebtedness permitted pursuant to clause (q) of the definition of Permitted Indebtedness, (y) such Equipment is the subject of a Permitted Lien under clause (u) of the definition of Permitted Liens (including the proviso to such clause (u)), and (z) Agent has received a certificate from the Borrowers certifying in writing that each of the following conditions are true and satisfied (and Agent may rely conclusively on any such certificate, without further inquiry): (i) such release or subordination is required or desirable in connection with the incurrence of any Equipment Loan permitted pursuant to clause (q) of the definition of Permitted Indebtedness, (ii) such Equipment secures Indebtedness permitted pursuant to clause (q) of the definition of Permitted Indebtedness, and (iii) such Equipment is the subject of a Permitted Lien under clause (u) of the definition of Permitted Liens (including the proviso to such clause (u)), then Agent’s Security Interest in such Equipment granted pursuant to this Agreement shall automatically be released and all rights in such Equipment shall revert back to the Grantors or any other Person entitled thereto.”

               (d) The Security Agreement is hereby amended and modified by amending and restating clause (f) in Section 26 in its entirety as follows:
          “(f) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, payment, or repayment in full of the Obligations shall mean the repayment in full in cash or immediately available funds (or, in the case of Letters of Credit or Acceptances, providing Letter of Credit Collateralization, or, in the case of Bank Products, providing Bank Product Collateralization) of all Obligations (including the payment of any Lender Group Expenses that have accrued irrespective of whether demand has been made therefor and the payment of any termination amount then applicable (or which would become applicable as a result of the repayment of the other Obligations) under Bank Product Agreements) other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of this Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.”
               (e) Schedule 1 to the Security Agreement is hereby amended in its entirety and replaced with the Schedule attached hereto as Exhibit C.
          4. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:
               (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
               (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit D, duly executed and delivered by an authorized official of each Guarantor.
               (c) Agent shall have received Amendment Number One to Fee Letter, in form and substance satisfactory to Agent, duly executed by the parties thereto, and the same shall be in full force and effect.
               (d) Agent shall have received, in immediately available funds, the Arrangement Fee (as such term is defined in Amendment Number One to Fee Letter).
               (e) Agent shall have received, in immediately available funds, the Amendment Fee referred to in Section 6 hereof.
               (f) Agent shall have received amendments to (i) the Copyright Security Agreement, (ii) the Patent Security Agreement, and (iii) the Trademark Security Agreement, in each case, in form and substance satisfactory to Agent, duly executed by the parties thereto, and the same shall be in full force and effect.
               (g) Agent shall have received an Assignment and Acceptance from Capital One Leverage Finance Corporation, in form and substance and on terms and conditions satisfactory to Agent, duly executed by the parties thereto, and the same shall be in full force and effect.
               (h) Agent shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Amendment, approving the terms of, and the transactions contemplated herein, and the other Loan Documents executed concurrently herewith to which such Loan Party is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;
               (i) Agent shall have received either (i) copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Third Amendment Date, certified by the Secretary of such Loan Party, with such Governing Documents attached as an exhibit thereto, or (ii) a certificate from the Secretary of each Loan Party, dated as of the date hereof, certifying that the Governing Documents of such Loan Party attached to the certificate from the Secretary of such Loan Party dated as of the Closing Date have not been further amended, modified, or supplemented, with such Governing Documents attached as an exhibit thereto.
               (j) Agent shall have received a certificate of status with respect to each Loan Party, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction.
               (k) Agent shall have received certificates of status with respect to each Loan Party, dated as of a recent date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions.
               (l) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
               (m) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.
               (n) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
          5. Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and the Lenders as follows:

               (a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
               (b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action on the part of such Borrower or Parent, as the case may be and (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or any Guarantor, other than Permitted Liens, or (D) require any approval of any Borrower’s or any Guarantor’s interestholders or any approval or consent of any Person under any Material Contract of any Borrower or any Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
               (c) No registration with, consent, or approval of, or notice to, or other action by, any Governmental Authority, other than registrations, consents approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.
               (d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
               (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.
               (f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
               (g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true, correct, and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

               (h) This Amendment has been entered into without force or duress, of the free will of each of Parent and each Borrower, and the decision of each of Parent and each Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
               (i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.
          6. Amendment Fee. On or before the date hereof, Borrowers shall pay to Agent, for the ratable benefit of the undersigned Lenders, in accordance with their respective Pro Rata Shares of the Commitments, an amendment fee in the amount of $500,000 in immediately available funds, which amendment fee shall be fully earned and non-refundable on the date hereof.
          7. Release by Each Borrower and Each Guarantor.
               (a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims (provided that, future claims are hereby waived, released, remised and forever discharged solely to the extent such future claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment), suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter (provided, that, claims that might arise hereafter are hereby waived, released, remised and forever discharged solely to the extent such claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment) have against any such Releasee which relates, directly or indirectly, to any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment, which relate directly or indirectly, to the Credit Agreement, any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
          “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
          As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

          Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
               (b) Each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If each Borrower and each Guarantor or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
          8. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.
          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          9. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.
          10. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
          11. Expenses. Each Borrower shall pay to the Agent and the Lenders all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment any documents and instruments relating thereto. In addition thereto, each Borrower agrees to reimburse Agent and the Lenders on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent or any Lender).
          12. Effect on Loan Documents.
               (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (except as expressly stated herein), and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver (except as expressly stated herein) of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default (other than the Designated Event of Default). To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
               (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
               (c) This Amendment is a Loan Document.
               (d) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and

“including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
          13. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
          14. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
          15. Reaffirmation of Obligations. Each of Parent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent and each Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof.
          16. Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
          17. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SKECHERS U.S.A., INC.,
a Delaware corporation, as Parent and as a Borrower

By:	/s/ David Weinberg

Name:	David Weinberg

Title:	Chief Operating Officer

SKECHERS U.S.A., INC. II,
a Delaware corporation, as a Borrower

By:	/s/ David Weinberg

Name:	David Weinberg

Title:	Chief Financial Officer

SKECHERS BY MAIL, INC.,
a Delaware corporation, as a Borrower

By:	/s/ David Weinberg

Name:	David Weinberg

Title:	Chief Financial Officer

310 GLOBAL BRANDS, INC.,
a Delaware corporation, as a Borrower

By:	/s/ David Weinberg

Name:	David Weinberg

Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

WELLS FARGO CAPITAL FINANCE, LLC, a
Delaware limited liability company, as Agent and as a Lender

By:	/s/ Rina Shinoda

Name:	Rina Shinoda

Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Stephen King

Name:	Stephen King

Title:	SVP

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

PNC BANK, N.A.,
as a Lender

By:	/s/ Pete Martinez

Name:	Pete Martinez

Title:	Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

UNION BANK, N.A.,
as a Lender

By:	/s/ Peter Ehlinger

Name:	Peter Ehlinger

Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

HSBC BUSINESS CREDIT (USA) INC.,
as a Lender

By:	/s/ Steven T. Brennan

Name:	Steven T. Brennan

Title:	Senior Vice President #15219

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

CIT BANK,
as a Lender

By:	/s/ Benjamin Haslam

Name:	Benjamin Haslam

Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wayne Elliott

Name:	Wayne Elliott

Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

EXHIBIT A
Credit Agreement Schedules
See attached.

Schedule A-2
Authorized Persons
Robert Greenberg
Michael Greenberg
David Weinberg
Philip Paccione

Schedule E-1
Eligible Inventory Locations
Domestic warehouse locations
The following warehouse locations are all leased by Skechers U.S.A., Inc. from third parties with the exception of 1670 Champagne Avenue, which is leased from Yale Investments, LLC.
1.	4100 East Mission Blvd., Ontario, CA 91761

2.	1670 Champagne Ave., Ontario, CA 91761

3.	1661 S. Vintage Ave., Ontario, CA 91761

4.	1777 S. Vintage Ave., Ontario, CA 91761

5.	2120 S. Archibald Ave., Ontario, CA 91761

6.	13473 Santa Ana Ave, Fontana CA 92337
Domestic retail store locations
See attached list of domestic stores. All stores with an open date of “n/a” are expected to be opened within six months, except stores numbered 191 (to be determined), 345 (2012), 346 (2013) and 363 (2012). All of the domestic retail store locations are leased by Skechers U.S.A., Inc.

SKECHERS Store and Corporate Listing

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
1	C	2,200	Manhattan Beach	1121 Manhattan Ave	Manhattan Beach	CA	90266	310.318.3116	310.406.2946 f	6/1/95	2/15/15
2	WHS	10,140	Gardena	19000 S. Vermont Avenue	Gardena	CA	90248	310.327.4600	310.327.5274 f	9/1/95	8/31/15
4R	OTL	4,490	Camarillo Promenade	620 Ventura Blvd., #1311	Camarillo	CA	93010	805.388.1029	805.388.9603 f	4/23/09	1/31/20
5	C	1,531	Galleria at South Bay	1815 Hawthorne Blvd., #112	Redondo Beach	CA	90278	310.370.7769	310.370.0490 f	6/1/96	6/30/16
6	OTL	2,768	Ontario Mills Outlet Mall	1 Mills Circle, #202	Ontario	CA	91764	909.484.8733	909.484.8525 f	11/1/96	1/31/17
7	OTL	2,375	Gilroy Premium Outlets	8300 Arroyo Circle, #B050	Gilroy	CA	95020	408.847.6485	408.847.6685 f	3/28/97	3/31/17
9R	C	2,171	Sunvalley Mall	220A Sunvalley Mall, #A121A	Concord	CA	94520	925.691.5877	925.691.5878 f	7/27/10	1/31/21
10R	OTL	4,001	Arizona Mills	5000 Arizona Mills Circle, #250	Tempe	AZ	85282	480.755.7888	480.755.1261 f	6/28/07	4/30/17
11	OTL	2,300	Woodbury Common Premium Outlets	877 Grapevine Court	Central Valley	NY	10917	845.928.1459	845.928.1456 f	3/27/98	1/31/19
12	C	1,562	Garden State Plaza	1 Garden State Plaza, #1230	Paramus	NJ	07652	201.291.4128	201.291.4134 f	8/15/97	1/31/18
16R	OTL	6,000	Tanger Outlet . Riverhead	Long Island Expressway, Exit 73 Tanger Drive, #1209	Riverhead	NY	11901	631.369.5525	631.369.3906 f	8/7/03	1/31/13
18R	C	3,106	Beverly Center	8500 Beverly Blvd., #643	Los Angeles	CA	90048	310.652.5185	310.652.5037 f	4/30/03	1/31/13
19	OTL	3,197	Milpitas Mills	498 Great Mall Drive	Milpitas	CA	95035	408.719.8155	408.719.8255 f	4/1/98	4/30/15
21R	C	2,019	Irvine Spectrum	71 Fortune Drive, #852	Irvine	CA	92618	949.450.0994	949.450.0995 f	5/1/08	4/30/18
22	C	2,093	The Block at Orange	20 City Blvd. J3, Space #312	Orange	CA	92868	714.978.2951	714.939.6979 f	11/19/98	1/31/19

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
23	WHS	11,000	Tarzana	18143 Ventura Blvd.	Tarzana	CA	91356	818.345.1024	818.345.2018 f	5/1/98	1/31/13
25	OTL	3,000	Wrentham Village Premium Outlets	1 Premium Outlets Blvd., #165	Wrentham	MA	02093	508.384.8001	508.384.1418 f	5/22/98	5/31/15
26	WHS	5,600	Anaheim	1195 N. State College Blvd.	Anaheim	CA	92806	714.956.2477	714.956.2506 f	8/1/98	7/31/13
27	WHS	9,110	Van Nuys	6426 Van Nuys Blvd.	Van Nuys	CA	91401	818.989.2189	818.989.2171 f	6/1/98	6/25/13
28	OTL	1,898	Waikele Premium Outlets	94-792 Lumaina Street, Bldg. 2, #213	Waipahu	HI	96797	808.680.9711	808.680.9239 f	7/23/98	7/31/15
29R	C	1,972	Bridgewater Commons	400 Commons Way, #3475	Bridgewater	NJ	08807	908.685.5808	908.252.1779 f	11/21/08	9/30/18
30	OTL	3,166	Fashion Outlets	32100 Las Vegas Blvd., #432	Primm	NV	89019	702.874.1890	702.874.1895 f	7/15/98	1/31/19
31R	C	3,194	The Oaks	332 W. Hillcrest Drive, #L005	Thousand Oaks	CA	91360	805.557.0166	805.557.0266 f	6/27/08	6/30/18
32	C	1,995	Bayside Marketplace	401 Biscayne Blvd, #2250	Miami	FL	33132	305.358.3583	305.358.8790 f	10/1/98	7/31/12
36	OTL	2,971	Dolphin Mall	11401 N.W. 12th Street, #121	Miami	FL	33172	305.591.2667	305.591.3017 f	3/3/01	2/28/19
38	C	1,982	Glendale Galleria	2234 Glendale Galleria	Glendale	CA	91210	818.543.0741	818.543.0744 f	9/1/98	1/31/12
40	WHS	7,100	San Diego	4475 Mission Blvd., #A	San Diego	CA	92109	858.581.6010	858.581.6222 f	12/1/98	1/31/12
41	OTL	4,073	Katy Mills	28500 Katy Freeway, #671	Katy	TX	77494	281.644.6500	281.644.6501 f	10/28/99	1/31/15
42	OTL	3,846	Concord Mills	8111 Concord Mills Blvd., #694	Concord	NC	28027	704.979.8333	704.979.8330 f	9/16/99	1/31/18
43	C	4,261	Universal City Walk	1000 Universal Center Dr., #V118	Universal City	CA	91608	818.762.9688	818.762.9317 f	3/25/00	3/16/15
44	WHS	10,317	Norwalk	11033 E. Rosecrans Blvd., #A	Norwalk	CA	90650	562.868.7747	562.868.6647 f	4/1/99	4/22/15
45	WHS	10,400	El Monte	12017 E. Garvey Avenue, #A	El Monte	CA	91733	626.454.3600	626.454.3657 f	10/1/99	10/31/09

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
46	OTL	2,912	Jersey Gardens Metro Mall	651 Kapkowski Blvd., #2061	Elizabeth	NJ	07201	908.820.8825	908.820.8826 f	12/4/99	1/31/20
48	C	4,724	New York	140 W. 34th Street	New York	NY	10001	646.473.0490	646.473.0491 f	6/4/00	6/30/17
49	OTL	3,817	Orlando Premium Outlets	8200 Vineland Ave., #1229	Orlando	FL	32821	407.477.0029	407.477.0031 f	6/8/00	1/31/20
50	OTL	4,272	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	443.755.8888	443.755.8885 f	11/17/00	1/31/21
51	OTL	9,000	Las Americas	4345 Camino de la Plaza, #330	San Diego	CA	92173	619.934.7340	619.934.7342 f	11/15/01	11/30/13
52	OTL	3,792	Franklin Mills	1701 Franklin Mills Circle, #202	Philadelphia	PA	19154	215.501.0710	215.501.0713 f	7/26/01	1/31/12
53	OTL	2,011	Desert Hills Premium Outlets	48400 Seminole Drive, #408	Cabazon	CA	92230	951.922.9301	951.922.0852 f	6/29/00	5/31/15
54	WHS	8,932	Westheimer Square Center	6518 Westheimer Road	Houston	TX	77057	713.977.1174	713.977.1386 f	8/2/02	1/31/13
55	OTL	2,389	Folsom Premium Outlets	13000 Folsom Blvd., #1215	Folsom	CA	95630	916.608.2209	916.608.2216 f	8/17/00	7/31/15
56	WHS	9,595	Huntington Park	6202 Pacific Blvd.	Huntington Park	CA	90255	323.582.3293	323.582.0523 f	2/10/01	2/28/13
57	WHS	12,000	Haileah	3301 W. Okeechobee Road	Hialeah	FL	33012	305.817.1970	305.817.1969 f	11/19/00	1/31/16
58	WHS	7,200	San Francisco	2600 Mission Street	San Francisco	CA	94110	415.401.6211	415.401.6215 f	12/17/00	12/31/15
59	WHS	10,000	Houston	8460 Gulf Freeway	Houston	TX	77017	713.847.9327	713.847.9236 f	12/17/00	6/30/16
60	WHS	12,669	Leon Valley	5751 N.W. Loop 410	Leon	TX	78238	210.256.2160	210.256.2161 f	2/8/01	3/31/15
61	WHS	10,400	The Edgewood Center	422 S. Azusa Avenue	Azusa	CA	91702	626.812.0693	626.815.2553 f	5/23/02	5/31/12
63	OTL	3,783	Grapevine Mills	3000 Grapevine Mills Parkway, #G	Grapevine	TX	76051	972.539.3117	972.539.8422 f	6/10/01	1/31/17
64	WHS	10,000	San Antonio	903 S.W. Military Drive	San Antonio	TX	78221	210.927.7864	210.927.7830 f	6/26/01	6/25/16
65	WHS	8,681	Long Beach	2550 Long Beach Blvd.	Long Beach	CA	90806	562.490.2504	562.490.2505 f	6/15/01	6/30/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
66	WHS	9,900	Waterford Lakes Town Center	517 N. Alafaya Trail	Orlando	FL	32828	407.207.1239	407.207.2136 f	3/22/01	3/31/16
67	OTL	3,389	Discover Mills	5900 Sugarloaf Parkway, #225	Lawrenceville	GA	30043	678.847.5155	678.847.5157 f	11/2/01	1/31/12
68	WHS	7,910	Snapper Creek	7174-7186 S.W. 117th Ave.	Miami	FL	33183	305.270.1792	305.270.0941 f	3/24/01	9/30/12
69	WHS	9,853	Miami Gateway	805.825 N.W. 167th Street	Miami	FL	33169	305.627.0535	305.627.0536 f	7/26/01	1/31/12
70	C	3,858	Woodfield Mall	G.308 Woodfield Shopping Center	Schaumburg	IL	60173	847.413.0211	847.413.0234 f	11/1/01	1/31/21
71	C	3,200	The Shops at Willow Bend	6121 West Park Blvd., #B116	Plano	TX	75093	469.366.0149	469.366.0151 f	8/3/01	1/31/13
75	OTL	3,583	Colorado Mills	14500 W. Colfax Avenue, #259	Lakewood	CO	80401	720.497.0141	720.497.0143 f	11/14/02	1/31/13
77	C	3,750	Third Street Promenade	1343 3rd Street Promenade	Santa Monica	CA	90401	310.899.0151	310.899.9840 f	8/17/01	5/31/21
78	OTL	5,282	Belz Canovanas	18400 State Rd. #3, Space #051	Canovanas	PR	00729	787.886.0505	787.886.0515 f	8/16/01	8/31/13
79	OTL	5,000	Las Vegas Outlet Center	7400 Las Vegas Blvd., South, #241	Las Vegas	NV	89123	702.492.0592	702.492.0594 f	7/25/01	7/31/16
80	OTL	3,500	Tanger Outlet . San Marcos	4015 Interstate 35 South, #1070	San Marcos	TX	78666	512.353.4045	512.353.4012 f	7/14/01	7/31/16
81	C	1,800	Partridge Creek	17420 Hall Road, #142	Clinton Township	MI	48038	586.226.0804	586.226.0809 f	10/18/07	1/31/17
82	OTL	4,585	Tanger Outlet . Lancaster	201 Stanley K. Tanger Blvd.	Lancaster	PA	17602	717.393.2997	717.393.4791 f	11/21/01	11/30/16
83	WHS	9,666	Los Angeles	5191 Whittier Boulevard	Los Angeles	CA	90022	323.264.4700	323.264.4746 f	12/19/01	12/31/11
84	WHS	13,305	El Cerrito	5805 Cutting Blvd.	El Cerrito	CA	94530	510.235.1123	510.235.1218 f	9/20/01	4/30/13
86	OTL	3,500	Tanger Outlet Center . Kittery II	360 US Route 1, #101	Kittery	ME	03904	207.439.0556	207.439.3049 f	6/20/03	5/31/13
87	C	2,400	Twelve Oaks	27500 Novi Road, #126	Novi	MI	48377	248.380.7020	248.380.7224 f	9/28/07	1/31/17
88	OTL	6,000	Queens Place	88.01 Queens Blvd., #121	Queens Center	NY	11373	718.699.2773	718.699.0683 f	11/2/01	9/30/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
89	OTL	3,511	The Outlet Shoppes at El Paso	7051 S. Desert Blvd., #A-145	Canutillo	TX	79835	915.877.2002	915.877.2086	10/10/07	10/31/12
90	C	2,995	The Plaza at the King of Prussia	160 North Gulph Road, #2057	King of Prussia	PA	19406	610.337.7366	610.337.7822 f	11/15/01	3/31/16
91	WHS	10,512	Fresno	86 E. Shaw Avenue	Fresno	CA	93710	559.221.0399	559.221.0699 f	5/3/02	5/31/12
92	C	3,707	Mall of America	214 North Garden	Bloomington	MN	55425	952.854.3000	952.854.8515 f	7/19/02	7/31/12
93	OTL	3,414	Carlsbad Premium Outlets	5610 Paseo Del Norte, #105	Carlsbad	CA	92008	760.918.0040	760.918.0057 f	5/16/02	5/31/12
94	OTL	3,500	Tanger Outlet Center Wisconsin Dells	210 Gasser Road, #1030	Baraboo	WI	53913	608.253.2024	608.253.2025 f	7/28/06	7/31/16
95	C	3,019	Florida Mall	8001 S. Orange Blossom Trail, #312	Orlando	FL	32809	407.851.0900	407.851.6773 f	8/24/02	1/31/13
96	OTL	4,527	Tanger Outlet . Myrtle Beach	10827 Kings Road, #895	N. Myrtle Beach	SC	29572	843.449.7473	843.449.6684 f	6/28/02	6/30/12
97	WHS	8,000	Washington Square	4801 W. North Ave.	Chicago	IL	60639	773.489.9901	773.489.9902 f	3/13/03	5/31/13
99	OTL	4,550	Steinway Street	31.01 Steinway Street	Astoria	NY	11103	718.204.0040	718.204.2583 f	4/11/02	1/31/12
100	C	6,372	Times Square . Reuters Building	3 Times Square	New York	NY	10036	212.869.9550	212.869.9548 f	1/11/03	8/31/17
102	WHS	8,000	El Paso	6100 Montana Avenue, #A	El Paso	TX	79925	915.774.0002	915.774.0026 f	3/6/03	4/30/13
103	C	2,781	Houston Galleria II	5085 Westheimer, #B3615	Houston	TX	77056	713.623.8660	713.623.0784 f	6/27/03	1/31/14
104	C	3,165	Tyson’s Corner	1961 Chain Bridge Rd., #D12L	McLean	VA	22102	703.790.5520	703.790.5542 f	10/4/02	10/31/12
107	C	3,247	Ala Moana Shopping Center	1450 Ala Moana Blvd, #2033	Honolulu	HI	96814	808.941.0660	808.941.0664 f	10/4/02	1/31/12
111	OTL	3,001	Grove City Premium Outlets	Grove City Factory Shops #1020 1911 Leesburg-Grove City Road	Grove City	PA	16127	724.748.3547	724.748.4674 f	11/14/02	11/30/12
112	C	2,846	Roosevelt Fields	630 Old Country Road, #1064	Garden City	NY	11530	516.873.7267	516.873.8029 f	1/13/03	1/31/13
113	WHS	7,200	McLendon Plaza	10255 N. Freeway #F	Houston	TX	77037	281.999.5796	281.999.0317 f	5/1/03	4/30/14

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
114	OTL	3,155	Las Vegas Premium Outlet	905 S. Grand Central Parkway, #1720	Las Vegas	NV	89106	702.383.4061	702.383.4063 f	8/1/03	7/31/13
116	C	2,500	Town Center at Boca Raton	6000 Glades Rd. #1131	Boca Raton	FL	33431	561.368.1622	561.368.1760 f	2/13/03	2/28/13
119	WHS	11,250	Southgate Mall	4260 Florin Rd., #B103	Sacramento	CA	95823	916.424.8783	916.424.8744 f	6/20/03	4/30/13
120	WHS	10,251	Pavilions at San Mateo	4900 Cutler Ave. NE, #E1	Albuquerque	NM	87110	505.884.1191	505.884.8077 f	5/29/03	5/31/13
121	OTL	3,894	Tanger Outlet Center Five Oaks	1645 Parkway, #1390	Sevierville	TN	37862	865.453.9911	865.453.9916 f	8/14/03	7/31/13
122	WHS	8,196	Pine Trail Square Mall	1951 A North Military Trail	West Palm Beach	FL	33409	561.681.6831	561.681.6841 f	8/7/03	8/31/13
123	OTL	3,200	Jackson Outlet Village	537 Monmouth Road, Suite 116A, Space 142	Jackson	NJ	08527	732.928.3636	732.928.6906 f	11/20/03	5/31/13
124	OTL	3,000	St. Augustine Outlet Center	2700 State Road 16, #813	St. Augustine	FL	32092	904.819.9376	904.819.9381 f	7/17/03	7/31/13
125	OTL	3,718	Carolina Premium Outlets	1025 Industrial Park Drive, #740	Smithfield	NC	27577	919.989.2133	919.989.3014 f	6/21/03	6/30/13
126	C	2,486	Fashion Show Las Vegas	3200 Las Vegas Boulevard, South, #1240	Las Vegas	NV	89109	702.696.9905	702.696.1247 f	11/15/03	1/31/14
129	WHS	8,624	Clearwater Mall	2663 Gulf To Bay Blvd., #910	Clearwater	FL	33759	727.791.4048	727.726.6092 f	10/30/03	10/31/13
130	OTL	3,500	Tanger Outlet Center Charleston	4840 Tanger Outlet Blvd., #501	Charleston	SC	29418	843.554.8175	843.554.8177 f	8/4/06	8/31/16
132	WHS	5,512	Aurora City Place	130 S. Abilene St., SM.3	Aurora	CO	80012	303.344.5767	303.367.2552 f	7/24/03	7/31/13
133	C	2,553	The Corner Mall	417 Washington St.	Boston	MA	02108	617.423.0412	617.423.2875 f	9/25/03	7/31/13
134	WHS	6,150	Dale Mabry	3804 W. Linebaugh Ave., UPS SHIPMENTS: Use Zip Code 33624	Tampa	FL	33618-8702	813.265.9133	813.960.9385 f	11/3/03	10/31/13
135	OTL	3,065	Fashion Outlets of Niagara	1900 Military Road, #12	Niagara Falls	NY	14304	716.297.5464	716.297.4275 f	7/31/03	7/31/13
139	OTL	3,380	Silver Sands Factory Stores	10676 Emerald Coast Parkway West, #139	Destin	FL	32550	850.650.0387	850.650.0951 f	7/2/03	7/31/13
140	WHS	8,891	North Creek Plaza	7901 San Dario Avenue, #A	Laredo	TX	78045	956.796.1531	956.729.1862 f	3/1/07	2/29/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
141	OTL	3,399	Potomac Mills	2700 Potomac Mills Circle, #555	Prince William	VA	22192	703.490.5546	703.490.5760 f	5/28/04	1/31/15
142	OTL	3,748	Sawgrass Mills	12801 West Sunrise Blvd., #539	Sunrise	FL	33323	954.838.9337	954-838.0162 f	7/23/04	1/31/15
143	OTL	3,159	St. Louis Mills	5555 St. Louis Mills Blvd., #532	Hazelwood	MO	63042	314.227.5868	314.227.5870 f	5/21/04	1/31/15
144	OTL	3,287	Jersey Shore Premium Outlets	1 Premium Blvd., #221	Tinton Falls	NJ	07753	732.695.1919	732.695.1944 f	11/13/08	1/31/14
145	OTL	3,214	Seattle Premium Outlets	10600 Quil Ceda Blvd., #715	Tulalip	WA	98271	360.716.3886	360.716.3888 f	5/5/05	5/31/15
146	OTL	3,500	Tanger Outlet Center Foley	2601 S McKenzie St., #488	Foley	AL	36535	251-943-9101	251-943-9104 f	11/18/05	11/30/15
147	OTL	4,000	Rehoboth I Tanger Outlets	35000 Midway Outlet Drive, #204	Rehoboth Beach	DE	19971	302.644.6834	302.644.6836 f	7/1/05	6/30/15
148	OTL	3,600	Locust Grove Tanger Outlet Center	1000 Tanger Drive, #408	Locust Grove	GA	30248	770.288.2011	770.288.2016 f	8/19/05	8/31/15
149	OTL	3,380	Great Lakes Crossing	Store Address: 4000 Baldwin Road, Shipping Address: 4544 Baldwin Road	Auburn Hills	MI	48326	248.972.0807	248.972.0829 f	6/8/05	1/31/15

150	OTL	2,498	North Georgia Premium Outlets	800 Highway 400 South, #1050	Dawsonville	GA	30534	706.216.1262	706.216.1362 f	7/15/05	7/31/15
151	OTL	3,168	Clinton Crossing Premium Outlets	20-A Killingworth Turnpike, #410	Clinton	CT	06413	860.664.3833	860.664.3848 f	8/4/05	7/31/15
152	C	3,045	Bellevue Square	575 Bellevue Square, #240	Bellevue	WA	98004	425.688.7601	425.688.7606 f	7/29/05	6/30/15
153	OTL	3,350	Tilton	120 Laconia Road, #306	Tilton	NH	03276-5238	603.286.1247	603.286.9314 f	8/19/05	8/31/12
154	OTL	3,320	Round Rock Premium Outlets	4401 North IH-35, #729	Round Rock	TX	78664	512.869.3090	512.819.9080 f	8/3/06	8/31/16
155	C	2,700	Gaslamp	480 5th Avenue, #2-110 and 2-111	San Diego	CA	92101	619.238.0912	619.238.4749 f	6/29/06	8/31/16
156	C	1,995	Burbank Collection	152 E. Palm Ave., #214	Burbank	CA	91502	818.524.2106	818.524.2108 f	2/26/09	1/31/19
157	OTL	3,569	Branson Tanger Outlet Center	300 Tanger Boulevard, #501	Branson	MO	65616	417.339.1304	417.339.1308 f	8/31/05	8/31/15
158	C	2,012	The Pier at Ceasars	One Atlantic Ocean, #BW-236	Atlantic City	NJ	08401	609.345.7980	609.449.0369 f	10/19/06	12/31/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
159	C	2,370	Westfield Topanga Plaza	6600 Topanga Canyon Blvd., #43A	Canoga Park	CA	91303	818.887.1827	818.887.5740 f	3/1/07	6/30/17
160	C	2,360	Vegas Town Square	6605 South Las Vegas Blvd., #B-139	Las Vegas	NV	89119	702.361.8958	702.407.8463 f	11/14/07	11/30/17
161	C	2,456	North Park Center	2112 NorthPark Center	Dallas	TX	75225	214.360.9303	214.360.9609 f	4/7/06	4/30/16
162	OTL	4,250	Rio Grande Outlet Center	5001 East Expressway 83, Suite #712	Mercedes	TX	78570	956.565.2011	956.565.2034 f	11/2/06	11/30/16
163	OTL	3,600	Park City Factory Outlets — Tanger	6699 North Landmark Dr.	Park City	UT	84098	435.655.3912	435.655.3917 f	1/20/06	1/31/16
164	OTL	3,075	Osage Beach Premium Outlets	4540 Highway 54 Space Q1	Osage Beach	MO	65065	573.348.1883	573.348.4425 f	5/19/06	5/31/16
165	C	2,531	Hollywood & Highland Center	6801 Hollywood Boulevard, #B3-326B	Hollywood	CA	90028	323.382.0108	323.382.0124 f	6/28/06	4/30/16
166	C	2,700	Summit Sierra	13985 S Virginia St., #803	Reno	NV	89511	775.853.3330	775.853.3371 f	10/4/06	10/31/16
167	C	1,803	Del Amo Fashion Center (Soho Lab)	3 Del Amo Fashion Center, #83	Torrance	CA	90503	310.793.2474	310.793.2484 f	9/14/06	1/31/17
168	C	2,465	Tempe Market Place	2000 E. Rio Salado Parkway, #1074	Tempe	AZ	85281	480.966.2663	480.966.2664 f	8/23/07	8/31/17
169	C	2,708	Queens Center Mall	90-15 Queens Blvd., #2008	Elmhurst	NY	11373	718.592.4073	718.592.2418 f	7/20/06	1/31/17
170	C	2,322	Woodbridge Center	2335 Woodbridge Center	Woodbridge	NJ	07095	732.726.0920	732.726.0938 f	8/30/06	1/31/17
172	OTL	3,515	Atlantic City Outlets	121 N. Arkansas, #316	Atlantic City	NJ	08401	609.344.2850	609.344.2852 f	8/30/07	7/31/17
173	OTL	3,500	Orlando Premium Outlets International Drive	4967 International Dr., #3A-4.1	Orlando	FL	32819	407.370.2945	407.370.2947 f	8/11/07	8/31/17
174	C	2,500	Cherry Creek	3000 East First Ave., #134	Denver	CO	80206	303.333.1864	303.333.1871 f	9/28/06	1/31/16
175	C	2,247	International Plaza	2223 N. West Shore Blvd., #184	Tampa	FL	33607	813.871.5970	813.871.5973 f	10/5/06	1/31/16
176	C	2,483	Promenade Shops at Dos Lagos	2785 Cabot Drive, #7-145	Corona	CA	92883	951.277.0484	951.277.1255 f	1/18/07	1/31/17

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
177	C	2,587	Arrowhead Towne Center	7700 West Arrowhead Towne Center, #1061	Phoenix	AZ	85308	623.979.9040	623.979.9626 f	10/11/06	10/31/16
178	C	2,184	Tyrone Square	6901 22nd Avenue North, #492A	St. Petersburg	FL	33710	727.345.1061	727.345.3630 f	12/7/06	1/31/17
179	OTL	3,500	Albertville Premium Outlets	6415 Labeaux Ave NE, #B230	Albertville	MN	55301	763.488.1556	763.488.1557 f	9/21/06	9/30/16
180	C	2,359	Northshore Mall	210 Andover St. #E125	Peabody	MA	01960	978.531.7019	978.531.7046 f	4/24/08	1/31/19
181	C	1,735	Mall at Rockingham	99 Rockingham Park Blvd., #E-159	Salem	NH	03079	603.893.1697	603.893.2348 f	1/10/2007	1/31/17
182	C	2,332	Mall of New Hampshire	1500 S. Willow Street, #S-165	Manchester	NH	03103	603.629.9647	603.629.9659 f	11/29/06	1/31/17
183	C	1,858	Solomon Pond	601 Donald Lynch Blvd., #S-132	Marlborough	MA	01752	508.481.8042	508.481.8627 f	1/17/07	1/31/17
184	C	2,009	Anaheim Gardenwalk	321 West Katella Ave., #143	Anaheim	CA	92802	714.533.9621	714.533.3779 f	5/29/08	5/31/18
185	OTL	3,066	Hilton Head Factory Outlet Center	1414 Fording Island Road, #A130	Bluffton	SC	29910	843.837.2344	843.837.2347 f	3/15/07	3/31/12
186	OTL	3,500	Gonzales Outlet Center	2210 S. Tanger Blvd., #205	Gonzales	LA	70737	225.644.4555	225.644.3248 f	11/20/07	11/30/12
187	OTL	3,500	Tanger Outlet Center, Washington, PA	2200 Tanger Blvd., #701	Washington	PA	15301	724.228.8823	724.228.8825 f	8/29/08	8/31/13
188	WHS	7,087	Valley Plaza Shopping Center	1523 West Main Street, Suite A	El Centro	CA	92243	760.353.8873	760.353.5911 f	12/7/06	12/31/16
189	C	2,499	Freehold Raceway Mall	3710 Route 9, Space #G-220	Freehold	NJ	07728	732.625.1451	732.625.1456 f	2/21/07	12/31/16
190	OTL	3,000	Chicago Premium Outlets	1650 Premium Outlets Blvd., #207	Aurora	IL	60502	630.236.1118	630.236.1120 f	6/21/07	4/30/17
191	C	2,500	Meadowlands Xanadu	300 Paterson Plank Road East, #31020, Building C	East Rutherford	NJ	07073	n/a		n/a	n/a
192	OTL	3,302	Pleasant Prairie Premium Outlet 1	11211 120th Ave., #579	Pleasant Prairie	WI	53158	262.857.9250	262.857.9470 f	3/22/07	3/31/17
193	C	1,920	Barton Creek Square	2901 Capital of Texas Highway, #N01C	Austin	TX	78746	512.732.1882	512.732.1821 f	8/23/07	1/31/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
194	C	1,909	Pheasant Lane Mall	310 Daniel Webster Highway, #W267A	Nashua	NH	03060	603.891.1031	603.891.1045 f	4/5/07	1/31/18
195	C	2,412	Edison Mall	4125 Cleveland Ave., #1470B	Fort Myers	FL	33901	239.939.4911	239.939.2533 f	5/24/07	1/31/18
196	OTL	3,000	Leesburg Corner Premium Outlets	241 Fort Evans Road, NE, #1233	Leesburg	VA	20176	703.779.2650	703.779.8497 f	5/17/07	4/30/17
197	OTL	3,497	Philadelphia Premium Outlets	18 Lightcap Road, #1071	Pottstown	PA	19464	610.326.9733	610.326.9735 f	11/8/07	11/30/12
198	OTL	3,500	Tanger Outlet Center Barstow	2796 Tanger Way, #350	Barstow	CA	92311	760.253.3707	760.253.3708 f	12/13/07	12/31/12
199	C	1,992	Arden Fair	1689 Arden Way, #2042	Sacramento	CA	95815	916.925.0980	916.925.8122 f	5/24/07	5/31/17
200	C	2,658	Aventura Mall	19575 Biscayne Blvd., #1323	Aventura	FL	33180	305.682.9221	305.682.9224 f	6/28/07	3/31/17
201	C	2,414	Northgate Mall	401 NE Northgate Way, #533C	Seattle	WA	98125	206.362.2930	206.362.3865 f	10/30/07	1/31/18
202	C	2,000	The Shops at Mission Viejo	555 The Shops at Mission Viejo, #934B	Mission Viejo	CA	92691	949.365.1256	949.365.0734 f	8/15/07	1/31/18
203	C	2,132	Plaza Bonita	3030 Bonita Plaza Road, #2276	National City	CA	91950	619.267.8053	619.267.2384 f	7/1/08	1/31/19
204	C	2,259	South Park Center	500 Southpark Center Drive, #HL68	Strongsville	OH	44136	440.238.6517	440.238.6533 f	5/24/07	1/31/18
206	C	1,986	Great Northern Mall	4954 Great Northern Mall Blvd., #802	North Olmstead	OH	44070	440.734.3465	440.734.3630 f	8/16/07	1/31/18
208	OTL	2,750	North Bend Factory Stores	461 South Fork Ave., #421A1	North Bend	WA	98045	425.888.8860	425.888.8863 f	5/24/07	5/31/17
209	OTL	2,426	Factory Store at Camarillo Outlet	740 E. Ventura Blvd., #512	Camarillo	CA	93010	805.389.7424	805.389.7430 f	6/21/07	6/30/17
210	C	2,527	Dadeland Mall	7535 Dadeland Mall, #3030	Miami	FL	33156	786.268.1088	786.268.1168 f	8/9/07	1/31/18
211	C	2,003	Cielo Vista Mall	8401 Gateway Blvd. West, #G04A	El Paso	TX	79925	915.781.7766	915.781.7765 f	5/8/08	1/31/19
212	WHS	8,998	Hillside Plaza	725 Broadway (Route 1 South)	Saugus	MA	01906	781.231.1000	781.231.1162 f	10/16/07	8/31/17
213	WHS	6,000	Pacific Town Center	850 W. Hammer Lane	Stockton	CA	95210	209.952.4519	209.952.5861 f	9/22/07	8/31/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
215	C	2,310	Annapolis Mall	2002 Annapolis Mall, #1225	Annapolis	MD	21401	410.573.9229	410.573.9433 f	11/1/07	1/31/18
216	C	2,707	Altamonte Mall	451 Altamonte Ave., #1341	Altamonte Springs	FL	32701	407.332.7362	407.332.7908 f	5/15/08	1/31/19
217	C	2,186	Riverchase Galleria	3000 Riverchase Galleria, #286	Hoover	AL	35244	205.560.0695	205.560.0697 f	10/21/07	1/31/08
218	C	2,164	North Point Mall	1000 North Point Circle, #2032	Alpharetta	GA	30022	770.667.2253	770.667.2071 f	11/15/07	1/31/18
219	C	2,381	Augusta Mall	3450 Wrightsboro Road, #2510	Augusta	GA	30909	706.736.1070	706.736.1072 f	10/19/07	1/31/18
220	C	2,080	Meadowood Mall	5420 Meadowood Mall Circle, #C104	Reno	NV	89502	775.828.9400	775.828.9403 f	3/13/08	1/31/18
221	C	1,997	Chandler Fashion Center	3111 W. Chandler Blvd., #2436	Chandler	AZ	85226	480.963.8600	480.963.8610 f	11/8/07	11/30/17
222	C	7,800	San Francisco	200 Powell Street	San Francisco	CA	94102	415.986.7044	415.986.7056 f	10/16/08	10/31/18
223	WHS	7,102	Baldridge Commons	350 N. Dysart Road, Suites 205, 207, 208, & 209	Goodyear	AZ	85338	623.932.2027	623.932.3770 f	4/17/08	1/31/13
224	OTL	3,196	Houston Premium Outlets	29300 Hempstead Road, #0861	Cypress	TX	77433	281.758.1830	281.758.1639 f	3/27/08	1/31/14
225	C	2,569	Perimeter Mall	4400 Ashford-Dunwoody Rd., #1035	Atlanta	GA	30346	770.396.4221	770.396.4082 f	4/3/08	1/31/19
226	C	2,002	The Oaks Mall Florida	6215 Newberry Road, #H6	Gainesville	FL	32605	352.332.2473	352.332.2708 f	9/18/08	1/31/19
227	C	2,500	Pembroke Lakes Mall	11401 Pines Blvd., #426	Pembroke Pines	FL	33026	954.447.1449	954.447.1491 f	6/13/09	1/31/20
228	C	2,174	Coastland Center	1900 North Tamiami Trail, #H5	Naples	FL	34102	239.261.3449	239.262.2692 f	6/12/08	1/31/19
229	C	3,035	The Palmer House Hilton Retail Development	17 East Monroe St., #S-6 SHIPPING ADDRESS: 105 S. State Street	Chicago	IL	60603	312.346.2302	312.346.2387 f	5/1/08	6/30/23
230	C	2,623	Westfield Southcenter	816 Southcenter Mall, #1140	Tukwila	WA	98188	206.246.2459	206.246.0662 f	7/25/08	1/31/19
231	OTL	3,500	Williamsburg Premium Outlets	5555 Richmond Rd., #G140	Williamsburg	VA	23188	757.220.3813	757.220.4824 f	4/17/08	4/30/18
232	OTL	3,500	Puerto Rico Premium Outlets	1 Premium Outlets Blvd., #520	Barceloneta	PR	00617	787.970.0134	787.970.0136 f	11/14/08	11/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
233	OTL	3,542	Hagerstown Premium Outlets	495 Premium Outlets Blvd., #565	Hagerstown	MD	21740	240.420.0050	240.420.0052 f	3/13/09	3/31/19
234	OTL	3,941	Ellenton Premium Outlets	5173 Factory Shops Blvd., #850	Ellenton	FL	34222	941.722.6700	941.722.6771 f	5/14/10	5/31/20
235	OTL	3,195	Birch Run Premium Outlets	12240 South Beyer Rd., #V011	Birch Run	MI	48415	989.624.9336	989.624.9526 f	4/10/08	4/30/18
236	C	2,500	Westgate City Center	9404 W. Westgate Blvd., #C107	Glendale	AZ	85305	623.772.1717	623.772.1919 f	1/18/08	1/31/18
237	C	2,694	SanTan Village	2174 East Williams Field Road, #538	Gilbert	AZ	85296	480.857.2442	480.857.8227 f	3/27/08	3/31/18
238	C	2,660	Greenwood Park Mall	1251 U.S. Highway 31 N, #C08C	Greenwood	IN	46142	317.885.9470	317.885.9471 f	4/17/08	1/31/19
239	C	2,600	The Avenues	10300 Southside Blvd., #1090A	Jacksonville	FL	32256	904.363.2838	904.363.2928 f	5/22/08	1/31/19
241	C	3028 Ground Floor 1728 Basement 1300	Union Square	15 Union Square West, #C	New York	NY	10003	212.647.8891	212.647.8893 f	12/6/08	4/30/19
242	C	2,300	Westfield Galleria at Roseville	1151 Galleria Blvd., #2085	Roseville	CA	95678	916.782.1404	916.782.1462 f	7/11/09	1/31/20
243	OTL	3,000	Preferred Outlets at Tulare	1549 Retherford St., #C075	Tulare	CA	93274	559.684.7478	559.684.7495 f	11/6/09	1/31/11
247	OTL	3,040	The Legends at Sparks Marina	1350 Scheels Drive, #138	Sparks	NV	89434	775.358.4082	775.358.7528 f	6/18/09	1/31/20
248	OTL	3,361	Lighthouse Place Premium Outlets	601 Wabash St., #G030	Michigan City	IN	46360	219.878.0525	219.878.0527 f	8/28/08	1/31/19
249	OTL	4,000	The Crossings Factory Outlets	1000 Route 611, #D04	Tannersville	PA	18372	570.629.4210	570.629.5017 f	9/25/08	1/31/19
250	OTL	3,503	Tanger Outlets at The Arches	964 The Arches Circle	Deer Park	NY	11729	631.667.1620	631.667.1470 f	6/18/10	4/30/11
251	OTL	3,000	Tanger Factory Outlets at Commerce	800 Steven B Tanger Blvd., #1210	Commerce	GA	30529	706.336.8471	706.336.8483 f	4/24/09	4/30/14
252	OTL	3,727	Tanger Factory Outlets at Myrtle Beach Hwy 501	4633 Factory Stores Blvd., #C170	Myrtle Beach	SC	29579	843.236.8085	843.236.6650 f	9/4/08	9/30/13
254	OTL	3,500	Tanger Outlet Center — Mebane	4000 Arrowhead Blvd., #240	Mebane	NC	27301	919.304.1671	919.304.1659 f	11/5/10	11/30/15
255	OTL	3,154	Prime Outlets Jeffersonville	8000 Factory Shops Blvd., #620	Jeffersonville	OH	43128	740.948.2048	740.948.2036 f	9/4/08	9/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
256	OTL	3,517	The Outlet Shoppes at Oklahoma City	7642 W. Reno Avenue, #D-405	Oklahoma City	OK	73128	n/a	n/a	n/a	n/a
257	WHS	6,000	Nellis Plaza	305 N. Nellis Blvd., #105	Las Vegas	NV	89110	702.437.7676	702.437.7141 f	11/28/08	1/31/14
258	C	2,312	Tucson Mall	4500 N. Oracle Road, #217	Tucson	AZ	85705	520.293.2355	520.293.2257 f	3/20/09	3/31/19
259	C	2,500	Lincoln Road	730 Lincoln Road	Miami	FL	33139	305.673.9601	305.674.8268 f	8/1/09	3/31/19
260	C	3,252	Natick Collection	1245 Worcester Street, #4066	Natick	MA	01760	508.651.0569	508.651.4174 f	11/26/08	10/31/18
261	C	2,227	Park Meadows	8405 Park Meadows Center Dr., #1170 (mail should be sent to #1081)	Lone Tree	CO	80124	720.873.2800	720.873.2819 f	11/13/08	11/30/18
262	OTL	3,679	Gaffney Premium Outlets	1 Factory Shops Blvd., #440	Gaffney	SC	29341	864.487.9535	864.487.9537 f	3/13/09	3/31/19
263	OTL	3,780	Outlet Marketplace	5269 International Dr., #A4-C	Orlando	FL	32819	407.351.2902	407.351.2964 f	2/13/09	2/28/14
264	OTL	3,000	Tanger Outlets Howell	1475 N. Burkhart Road, #H120	Howell	MI	48855	517.545.5715	517.545.5717 f	3/19/09	3/31/14
265	OTL	4,500	Waterloo Premium Outlets	655 State Route 318, #A016	Waterloo	NY	13165	315.539.0040	315.539.0357 f	8/5/10	8/31/11
266	OTL	3,500	Edinburgh Premium Outlets	11741 North Executive Drive, #B85	Edinburgh	IN	46124	812.526.5044	812.526.5147 f	3/27/09	1/31/20
267	OTL	3,300	Allen Premium Outlets	820 West Stacy Road, #430	Allen	TX	75013	972.678.4020	972.678.4022 f	6/18/10	1/31/21
268	OTL	3,848	Citadel Outlets	100 Citadel Drive, #426	Commerce	CA	90040	323.832.9884	323.832.9870 f	5/22/09	5/31/19
269	OTL	2,850	Vacaville Premium Outlets	321 Nut Tree Road, #131H	Vacaville	CA	95687	707.451.3768	707.451.3785 f	5/22/09	1/31/20
274	OTL	3,265	Cincinnati Premium Outlets	619 Premium Outlet Drive	Monroe	OH	45050	513.539.9116	513.539.9126 f	8/6/09	1/31/20
285R	OTL	4,636	Gurnee Mills	6170 West Grand Avenue, #545	Gurnee	IL	60031	847.855.0597	847.855.0705 f	n/a	n/a
286	OTL	3,506	The Outlets at Zion	250 North Red Cliffs Drive, #25	St. George	UT	84790	435.673.2160	435.688.2084 f	7/24/09	7/10/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
287	WHS	12,000	Rosedale Highway	5951 Rosedale Highway	Bakersfield	CA	93308	661.325.1683	661.325.0644 f	8/8/09	6/30/11
289	C	2,301	The Strand at Huntington Beach	180 Fifth St., #110	Huntington Beach	CA	92648	714.969.2101	714.969.2123 f	11/21/09	11/30/19
293	OTL	2,840	The Outlets at Hershey	116 Outlet Square	Hershey	PA	17033	717.533.8700	717.533.8702 f	2/18/10	2/28/15
294	C	2,252	Easton Town Center	3992 Gramercy Street, #724	Columbus	OH	43219	614.470.6889	614.470.6895 f	3/12/10	1/31/21
295	C	2,497	Westfield Valencia Town Center	24201 West Valencia Blvd., #1050	Valencia	CA	91355	661.284.6137	661.284.7752 f	3/3/10	3/31/20
298	WHS	10,000	Center City	301 Main Street, #124 — 132	Paterson	NJ	07505	973.278.1021	973.278.1404 f	1/7/10	1/31/11
302	C	2,943	Lenox Square	3393 Peachtree Rd, #4046E	Atlanta	GA	30326	404.816.1901	404.816.1934 f	5/13/10	5/31/20
303	C	1,926	SouthPark Mall	4400 Sharon Rd., #G40	Charlotte	NC	28211	704.364.2177	704.364.2261 f	5/6/10	5/31/20
304	C	1,088	Orlando International Airport	9331 E. Airport Blvd.	Orlando	FL	32827	407.825.3208	407.825.3231 f	5/6/10	9/30/12
305	WHS	8,900	Route 22	115 Route 22 East	Springfield	NJ	07081	973.376.1791	973.376.1793 f	2/19/10	2/28/16
306	SHP	1,739	Santa Monica Place	395 Santa Monica Place, #210	Santa Monica	CA	90401	310.451.5327	310.451.5328 f	8/6/10	8/1/15
307	OTL	3,550	Johnson Creek Premium Outlets	575 W. Linmar Lane, #B-160	Johnson Creek	WI	53038	920.699.3561	920.699.3581 f	3/25/10	3/31/11
308	OTL	4,033	Aurora Farms Premium Outlets	549 South Chillicothe Road, #260	Aurora	OH	44202	330.562.0791	330.562.0796 f	3/18/10	3/31/11
309	OTL	6,765	Bergen Town Center	2701 Bergen Town Center, #8	Paramus	NJ	07652	201.843.4595	201.843.4379 f	5/28/10	5/31/15
310	C	2,232	Palisades Center	1000 Palisades Center Drive, #B115	West Nyack	NY	10994	845.353.7393	845.353.7396 f	6/24/10	6/23/20
311	C	1,951	Promenade Temecula	40820 Winchester Rd., #2255	Temecula	CA	92591	951.296.1284	951.296.3326 f	7/14/10	7/31/20
312	C	1,940	Galleria at Sunset	1300 W. Sunset Rd., #1261	Henderson	NV	89014	702.436.2208	702.436.2217 f	7/8/10	7/31/20

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
315	WHS	8,741	Gateway Center at Bronx Terminal Market	651 River Avenue, #Retail D	Bronx	NY	10451	718.585.3024	718.585.3034 f	9/24/10	9/30/20
316	SHP	1,934	Skechers Shape Ups Store	590 5th Avenue	New York	NY	10036	212.966.9303	212.966.9305 f	5/20/10	5/31/11
317	C	2,756	Rivercenter	849 E. Commerce, #297	San Antonio	TX	78205	210.226.2300	210.226.2304 f	8/6/10	8/31/20
318	C	2,553	Walden Center	One Walden Galleria, Space #D-118	Buffalo	NY	14225	716.684.0074	716.684.0769 f	8/6/10	8/5/20
322	SHP	1,899	Hollywood & Orange	6933 Hollywood Blvd.	Hollywood	CA	90028	323.460.6690	323.460.4761 f	12/23/10	11/30/11
323	OTL	3,009	Lake Elsinore Outlets	17600 Collier Avenue, #154B	Lake Elsinore	CA	92530	951.245.2113	951.245.2188 f	5/27/10	5/31/12
324	OTL	3,391	Outlets at Castle Rock	5050 Factory Shops Blvd., #680	Castle Rock	CO	80108	303.814.9500	303.814.9509 f	9/9/10	9/30/20
325	C	2,983	Miracle Mile Shops	3663 Las Vegas Blvd., South, #H-101	Las Vegas	NV	89109	702.207.2360	702.207.2362 f	11/20/10	11/30/20
326	OTL	3,000	The Shops of Grand River	6200 Grand River Blvd., E., #710 (use Space #512 for mailing)	Leeds	AL	35094	205.699.6995	205.699.6998 f	10/28/10	10/31/15
328	C	2,650	Antelope Valley Mall	1233 West Rancho Vista Blvd., #921	Palmdale	CA	93551	661.266.7936	661.266.1213 f	12/3/10	12/31/20
329	C	2,452	Westfield Trumbull	5065 Main St., #231	Trumbull	CT	06611	203.372.0055	203.372.0057 f	12/9/10	1/31/21
330	WHS	6,907	Taylorsville	5443 South Redwood Road	Taylorsville	UT	84101	801.261.5907	801.261.5912 f	9/2/10	9/30/16
331	C	2,571	Scottsdale Fashion Square	7014 East Camelback Road, #2109	Scottsdale	AZ	85251	480.949.2810	480.949.2825 f	3/6/11	1/31/21
332	WHS	24,000	Flamingo Road	1495 East Flamingo Road	Las Vegas	NV	89119	702.836.2070	702.836.2072 f	12/17/10	11/30/15
333	WHS	5,188	Riverside	3880 Chicago Avenue	Riverside	CA	92507	951.784.5933	951.784.5915 f	11/19/10	11/30/13
335	WHS	9,798	Moreno Valley	29800 Eucalyptus Ave.	Moreno Valley	CA	92555	n/a	n/a	n/a	n/a
339	SHP	1,259	Fashion Valley Mall	7007 Friars Road, #228	San Diego	CA	92108	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
340	OTL	3,358	Miromar Outlets	10801 Corkscrew Rd., #404	Estero	FL	33928	239.495.5300	239.495.5083 f	2/4/11	1/31/21
341	C	2,414	Victoria Gardens	12541 North Main St., #3810	Rancho Cucamonga	CA	91739	909.899.0484	909.899.8068 f	3/12/11	3/31/21
342	C	2,700	Westfield Southlake	2162 Southlake Mall, #536	Merrillville	IN	46410	219.769.2567	219.769.2519 f	n/a	n/a
343	SHP	1,662	Westfield Old Orchard	4999 Old Orchard Center, #E-26	Skokie	IL	60077	n/a	n/a	n/a	n/a
344	SHP	2,585	The Forum Shops at Caesars	3500 Las Vegas Blvd., #L21A	Las Vegas	NV	89109	702.433.0560	702.433.0562 f	4/12/11	3/31/21
345	OTL	3,397	Paragon Outlets Grand Prairie	Space 845	Grand Prairie	TX		n/a	n/a	n/a	n/a
346	OTL	3,500	Paragon Outlets Livermore Valley	Space 530	Livermore Valley	CA		n/a	n/a	n/a	n/a
348	C	2,447	Westfield Valley Fair	2855 Stevens Creek Blvd., #A071	Santa Clara	CA	95050	408.557.0438	408.557.8463 f	3/17/11	3/31/21
351	C	2,350	Beachwood Place	26300 Cedar Road, #1115	Beachwood	OH	44122	216.292.5767	216.292.5780 f	4/22/11	4/30/21
352	C	2,511	Kenwood Towne Centre	7875 Montgomery Road, #2327	Cincinnati	OH	45263	n/a	n/a	n/a	n/a
353	C	2,800	Florence Mall	2028 Florence Mall, #1128	Florence	KY	41042	n/a	n/a	n/a	n/a
354	C	2,626	Willowbrook Mall	1400 Willowbrook Mall, #1475	Wayne	NJ	07470	973.837.9220	973.837.9222 f	n/a	n/a
355	C	2,381	Staten Island Mall	2655 Richmond Ave., #1565	Staten Island	NY	10314	718.761.3178	718.761.3280 f	n/a	n/a
356	C	2,700	Mall St. Matthews	5000 Shelbyville Road, #1315	Louisville	KY	40207	n/a	n/a	n/a	n/a
357	WHS	5,624	Hawaiian Gardens	12157 Carson Street	Hawaiian Gardens	CA	90716	n/a	n/a	n/a	n/a
358	WHS	8,102	Westminster	15251 Beach Blvd.	Westminster	CA	92683	n/a	n/a	n/a	n/a
359	OTL	3,135	Tanger Outlets Blowing Rock	278 Shoppes on the Parkway Rd., #62	Blowing Rock	NC	28605	828.295.9100	828.295.9050 f	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
360	OTL	3,595	Lebanon Premium Outlets	273 Outlet Village Blvd.	Lebanon	TN	37090	615.449.9705	615.449.9707 f	n/a	n/a
361	OTL	3,000	Florida Keys Outlet Center	250 E. Palm Dr., #160	Florida City	FL	33034	305.247.0007	305.247.0030 f	n/a	n/a
362	OTL	3,060	Calhoun Premium Outlets	Space #A004	Calhoun	GA		n/a	n/a	n/a	n/a
363	OTL	3,192	Merrimack Premium Outlets	Space #747	Merrimack	NH		n/a	n/a	n/a	n/a
364	OTL	3,000	The Outlet Shoppes at Oshkosh	3001 S. Washburn St., #E70	Oshkosh	WI	54904	n/a	n/a	n/a	n/a
366	OTL	4,000	Tanger Outlets Williamsburg	119 Tanger Drive	Williamsburg	IA	52361	n/a	n/a	n/a	n/a
367	C	2,500	Crossgates Mall	1 Crossgates Mall Road, #B205	Albany	NY	12203	n/a	n/a	n/a	n/a
368	OTL	3,500	Fashion Outlets of Chicago	Space #1160	Rosemont	IL		n/a	n/a	n/a	n/a
369	OTL	6,075	Plaza Mexico	11215 Long Beach Blvd. Building B-5 Suite 1008 / 1009	Lynwood	CA	90262	n/a	n/a	n/a	n/a
370	WHS	7,500	Modesto	Space #32	Modesto	CA		n/a	n/a	n/a	n/a
371	WHS	7,215	Cottonwood Heights	6927 Park Centre Drive	Salt Lake City	UT	84121	n/a	n/a	n/a	n/a
372	WHS	10,000	Natomas Marketplace	3581 Truxel Road	Sacramento	CA	95834	n/a	n/a	n/a	n/a
373	WHS	7,899	Sugarhouse	675 East 2100 South	Salt Lake City	UT	84106	n/a	n/a	n/a	n/a
374	WHS	7,803	Marshalls Plaza	711 2nd Street	San Bernadino	CA	92410	n/a	n/a	n/a	n/a
375	C	2,518	Mayfair Mall	2500 N. Mayfair Road, #610A	Wauwatosa	WI	53226	n/a	n/a	n/a	n/a
376	OTL	3,000	Tanger Outlets Tuscola	D1200 Tuscola Blvd.	Tuscola	IL	61953	n/a	n/a	n/a	n/a
377	WHS	14,016	Orangefair Marketplace	1304 S. Harbor Blvd.	Fullerton	CA	92832	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
378	WHS	8,581	Campbell Fair Plaza	3175 N. Campbell Ave.	Tucson	AZ	85719	n/a	n/a	n/a	n/a
379	WHS	8,690	Burbank Station		Burbank	IL		n/a	n/a	n/a	n/a
380	WHS	9,520	Palm Plaza Shopping Center		Miami	FL		n/a	n/a	n/a	n/a

Schedule M-1
Material Contracts
1.	Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

2.	Amendment No. 1 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

3.	Amendment No. 2 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

4.	Amendment No. 3 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

5.	2006 Annual Incentive Compensation Plan of Skechers U.S.A., Inc.

6.	2007 Incentive Award Plan of Skechers U.S.A., Inc.

7.	Form of Restricted Stock Agreement under 2007 Incentive Award Plan of Skechers U.S.A., Inc.

8.	2008 Employee Stock Purchase Plan of Skechers U.S.A., Inc.

9.	Amendment No. 1 to 2008 Employee Stock Purchase Plan of Skechers U.S.A. Inc.

10.	Indemnification Agreement dated June 7, 1999 between Skechers U.S.A., Inc. and its directors and executive officers.

11.	Registration Rights Agreement dated June 9, 1999, between Skechers U.S.A., Inc., the Greenberg Family Trust and Michael Greenberg.

12.	Tax Indemnification Agreement dated June 8, 1999, between Skechers U.S.A., Inc. and certain shareholders.

13.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1661 South Vintage Avenue, Ontario, California.

14.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

15.	Second Amendment to Lease Agreement, dated December 10, 2007, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

16.	Third Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

17.	Fourth Amendment to Lease Agreement, dated September 23, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

18.	Fifth Amendment to Lease Agreement, dated June 3, 2010, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

19.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1777 South Vintage Avenue, Ontario, California.

20.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

21.	Second Amendment to Lease Agreement, dated May 14, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

22.	Third Amendment to Lease Agreement, dated May 7, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

23.	Fourth Amendment to Lease Agreement, dated November 10, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

24.	Fifth Amendment to Lease Agreement, dated November 20, 2008, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

25.	Sixth Amendment to Lease Agreement, dated October 26, 2009, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

26.	Lease Agreement, dated April 10, 2001, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

27.	First Amendment to Lease Agreement, dated October 22, 2003, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

28.	Second Amendment to Lease Agreement, dated April 21, 2006, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

29.	Third Amendment to Lease Agreement, dated September 29, 2010, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

30.	Lease Agreement, dated February 8, 2002, between Skechers International, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

31.	Lease Agreement dated September 25, 2007 between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.

32.	First Amendment to Lease Agreement, dated December 18, 2009, between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.

33.	Second Amendment to Lease Agreement, dated April 12, 2010, between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.

34.	Assignment of Lease Agreement, dated April 12, 2010, between HF Logistics I, LLC and HF Logistics-SKX T1, LLC, regarding distribution facility in Rancho Belago, California.

35.	Third Amendment to Lease Agreement, dated August 18, 2010, between Skechers U.S.A., Inc. and HF Logistics-SKX T1, LLC, regarding distribution facility in Rancho Belago, California. Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.

36.	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

37.	Lease Agreement dated May 9, 2007 between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

38.	First Amendment to Lease Agreement, dated December 28, 2007, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

39.	Second Amendment to Lease Agreement, dated August 4, 2008, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

40.	Lease Agreement dated August 13, 2007 between Skechers U.S.A., Inc. and Thor Palmer House Retail LLC regarding 17 East Monroe Street, Chicago, Illinois.

41.	Lease Agreement dated June 30, 2005 between Skechers U.S.A., Inc. and KLCH Associates regarding 140 West 34th Street, New York, New York.

42.	Lease Agreement dated May 23, 2003 between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

43.	Amendment to Lease Agreement, dated January 14, 2009, between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

44.	Purchase Order dated June 23, 2009 from Skechers U.S.A., Inc. to WEI West, Inc. for approximately $85 million regarding material handling system and engineering services for new distribution center, of which approximately $31.7 million in payables remains outstanding.

45.	Trademark License Agreement dated April 7, 2003 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

46.	First Amendment to Trademark License Agreement dated January 1, 2004 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

47.	Second Amendment to Trademark License Agreement dated February 15, 2006 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

48.	Amendment to Trademark License Agreement dated January 1, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

49.	Third Amendment to Trademark License Agreement dated February __, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

50.	Fourth Amendment to Trademark License Agreement dated March 1, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.

51.	License Agreement dated December 5, 2005 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.

52.	First Amendment to License Agreement dated February 15, 2006 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.

53.	Second Amendment to License Agreement dated March 1, 2007 between Zoo York, LLC, Skechers U.S.A., Inc. II, Skechers International II and Skechers S.a.r.l.

54.	Amendment to License Agreements dated March 6, 2008 between Ecko.Complex, LLC dba Ecko Unltd., Zoo York, LLC, Skechers U.S.A., Inc. II, Skechers International II and Skechers S.a.r.l.

55.	Buying Agency Agreement dated June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited.

56.	Cost Sharing Agreement dated July 1, 2001 between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II and Skechers International II.

57.	First Amendment to Cost Sharing Agreement, dated January 1, 2005, between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers International II and Skechers USA Canada, Inc.

58.	Skechers International II Partnership Agreement dated June 29, 2001 by Skechers U.S.A., Inc.

59.	Credit Agreement dated June 30, 2009, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers thereunder, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger .

60.	Amendment Number One to Credit Agreement dated November 5, 2009, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers under the Agreement, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger.

61.	Amendment Number Two to Credit Agreement dated March 4, 2010, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers under the Agreement, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger.

62.	Amended and Restated Limited Liability Company Agreement dated April 12, 2010 between Skechers R.B., LLC, a Delaware limited liability company and wholly owned subsidiary of Skechers U.S.A., Inc., and HF Logistics I, LLC, regarding the ownership and management of the joint venture, HF Logistics-SKX, LLC, a Delaware limited liability company.

63.	Construction Agreement dated April 23, 2010 between HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC and a wholly owned subsidiary of Skechers U.S.A., Inc., and J. D. Diffenbaugh, Inc. regarding 29800 Eucalyptus Avenue, Rancho Belago, California.

64.	Construction Loan Agreement dated as of April 30, 2010, by and among HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC and a wholly owned subsidiary of Skechers U.S.A., Inc., Bank of America, N.A., as administrative agent and as a lender, and Raymond James Bank FSB, as a lender.

65.	Master Loan and Security Agreement, dated December 29, 2010, by and between Skechers U.S.A., Inc. and Banc of America Leasing & Capital, LLC.

66.	Equipment Security Note, dated December 29, 2010, by and among Skechers U.S.A., Inc., Banc of America Leasing & Capital, LLC, and Bank of Utah, as agent.

Schedule 4.1(c)
Capitalization of Parent’s Subsidiaries

					Percentage of Outstanding
	Authorized Shares	Authorized Shares	Number of Outstanding		Shares Owned directly or
Name of Entity	of Common Stock	of Preferred Stock	Shares Owned by Parent		indirectly by Parent
Skechers U.S.A., Inc. II	1,000	0	1,000		100%
Skechers By Mail, Inc.	10,000	0	100		100%
310 Global Brands, Inc.	100,000	0	9,500		100%
Skechers USA Canada, Inc.	Unlimited	0	100		100%
Skechers USA, Ltd.					100	%(1)
Skechers USA Iberia, S.L.					100	%(1)
Skechers USA Deutschland GmbH					100	%(1)
Skechers USA France S.A.S.					100	%(1)
Skechers EDC SPRL					100	%(2)
Skechers USA Benelux B.V.					100	%(2)
Skechers USA Italia S.r.l					100	%(1)
Skechers S.a.r.l.					100	%(2)
Skechers Holdings Jersey Limited					100%
Skechers International					100	%(4)
Skechers International II					100	%(5)
Skechers Do Brasil Calcados LTDA					100	%(6)
Comercializadora Skechers Chile Limitada					100	%(3)
Skechers Footwear (Dongguan) Co., Ltd.					100	%(7)
Skechers Japan YK					100	%(1)
Skechers USA Mauritius 10					100	%(8)
Skechers USA Mauritius 90					100	%(8)
Skechers China Business Trust					100	%(9)
Skechers Holdings Mauritius					100	%(10)
Skechers Trading (Shanghai) Co. Ltd.					50	%(11)
Skechers China Limited	10,000	0	500	(12)	50%
Skechers Hong Kong Limited	1,800,000	0	630,000	(13)	35%
Skechers Southeast Asia Limited	10,000	0	500	(12)	50%
Skechers Malaysia Sdn Bhd	500,000	0	250,000	(14)	50%
Skechers Singapore Pte. Limited	200,000	0	100,000	(14)	50%
Skechers (Thailand) Limited	58,824	0	29,999		51%
Skechers Collection, LLC					100	%(15)

				Percentage of Outstanding
	Authorized Shares	Authorized Shares	Number of Outstanding	Shares Owned directly or
Name of Entity	of Common Stock	of Preferred Stock	Shares Owned by Parent	indirectly by Parent
Skechers Sport, LLC				100	%(15)
Duncan Investments, LLC				100	%(15)
Yale Investments, LLC				100	%(15)
Sepulveda Blvd. Properties, LLC				100	%(15)
SKX Illinois, LLC				100	%(15)
Skechers Guangzhou Co., Ltd.				50	%(11)
Skechers R.B., LLC				100	%(15)
HF Logistics-SKX, LLC				50	%(16)
HF Logistics-SKX T1, LLC				100	%(17)
HF Logistics-SKX T2, LLC				100	%(17)
Skechers USA Portugal Unipessoal Limitada				100	%(1)
Skechers Macau Limited				35.6	%(18)
Fujian KaiXiang Trade Co., Ltd.				50	%(19)

(1)	100% owned by Skechers S.a.r.l.

(2)	100% owned by Skechers International

(3)	99% owned by Skechers S.a.r.l. and 1% owned by Skechers International, with nominee agreement granting control of latter’s interest to Skechers S.a.r.l.

(4)	No shares issued. Percentage represents partnership interest, of which Parent owns 90% directly and 10% via Skechers U.S.A. Inc. II.

(5)	No shares issued. Percentage represents partnership interest, of which Parent owns 8.6% directly and 91.4% via Skechers International.

(6)	Skechers S.a.r.l. owns 99.99% of the shares and Skechers U.S.A., Inc. holds .01% of the shares

(7)	100% owned by Skechers Holdiings Mauritius, Ltd.

(8)	100% owned by Skechers Holdings Jersey Limited

(9)	90% owned by Skechers USA Mauritius 90, Ltd. and 10% owned by Skechers USA Mauritius 10, Ltd.

(10)	100% owned by Skechers China Business Trust

(11)	100% owned by Skechers China Limited

(12)	Shares issued to Skechers S.a.r.l., which is a 50% owner

(13)	Shares issued to Skechers China Limited, which is a 70% owner

(14)	Shares issued to Skechers Southeast Asia Limited, which is a 100% owner

(15)	No shares issued. Percentage represents membership interest in limited liability company.

(16)	No shares issued. Percentage represents membership interest in limited liability company owned by Skechers R.B., LLC.

(17)	No shares issued. Percentage represents membership interest in limited liability company owned by HF Logistics-SKX, LLC.

(18)	96% owned by Skechers Hong Kong Limited and 4% owned by Skechers Southeast Asia Limited.

(19)	100% owned by Skechers Guangzhou Co., Ltd.

Schedule 4.6(a)
Jurisdction of Organization

Jurisdiction of
Name of Entity	Organization
SKECHERS U.S.A., INC.	Delaware
Skechers U.S.A., Inc. II	Delaware
SKECHERS BY MAIL, INC.	Delaware
310 Global Brands, Inc.	Delaware
Skechers USA Canada Inc.	Canada
Skechers USA Ltd.	England
Skechers USA Iberia, S.L.	Spain
Skechers USA Deutschland GmbH	Germany
Skechers USA France SAS	France
Skechers EDC SPRL	Belgium
Skechers USA Benelux B.V	Netherlands
Skechers USA Italia S.r.l	Italy
Skechers S.a.r.l.	Switzerland
Skechers Holdings Jersey Limited	Jersey
Skechers International	Jersey
Skechers International II	Jersey
Skechers Do Brasil Calcados LTDA	Brazil
Comercializadora Skechers Chile Limitada	Chile
Skechers Footwear (Dongguan) Co., Ltd.	China
Skechers Japan YK	Japan
Skechers USA Mauritius 10	Mauritius
Skechers USA Mauritius 90	Mauritius
Skechers China Business Trust	China
Skechers Holdings Mauritius	Mauritius
Skechers Trading (Shanghai) Co. Ltd.	China
Skechers China Limited	Hong Kong
Skechers Hong Kong Limited	Hong Kong
Skechers Southeast Asia Limited	Hong Kong
Skechers Malaysia Sdn. Bhd.	Malaysia
Skechers Singapore Pte. Limited	Singapore
Skechers (Thailand) Limited	Thailand
SKECHERS COLLECTION, LLC	California
SKECHERS SPORT, LLC	California
Duncan Investments, LLC	California
Yale Investments, LLC	Delaware
Sepulveda Blvd. Properties, LLC	California
SKX ILLINOIS, LLC	Illinois
Skechers Guangzhou Co. Ltd.	China
Skechers R.B., LLC	Delaware
HF Logistics-SKX, LLC	Delaware
HF Logistics-SKX T1, LLC	Delaware
HF Logistics-SKX T2, LLC	Delaware
Skechers USA Portugal Unipessoal Limitada	Portugal
Skechers Macau Limited	Macau
Fujian KaiXiang Trade Co., Ltd.	China

Schedule 4.6(b)

Chief Executive Offices
Name of Entity	Address	City, State, Zip Code, Country
Skechers U.S.A., Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers U.S.A., Inc. II	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers By Mail, Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
310 Global Brands, Inc.	225 S. Sepulveda Blvd.	Manhattan Beach, CA 90266, USA
Skechers USA Canada Inc.	2425 Matheson Boulevard East # 120	Mississauga ON L4W 5K4, Canada
Skechers USA Ltd.	Katherine House Darkes Lane,	Hertfordshire EN6 2JD, United Kingdom
9/11 Wyllyotts Place, Potters Bar
Skechers USA Iberia, S.L.	C/ Serrano 40, 1 — izda, 1st Floor	28001 Madrid, Spain
Skechers USA Deutschland GmbH	Waldstrasse 74	63128 Dietzenbach, Germany
Skechers USA France SAS	20 rue des Capucines	75002 Paris, France
Skechers EDC SPRL	Parc Industriel Hauts-Sarts, zone 3	4041 Milmort, Belgium
Avenue du parc industriel 159
Skechers USA Benelux B.V	Cartographenweg 16	5141 MT Waalwijk, Holland, The Netherlands
Skechers USA Italia S.r.l	Via Alberto Dominutti, 6	37135 Verona, Italy
Skechers S.a.r.l.	Rue de la Mercerie 12, 7th Floor	CH-1003 Lausanne, Switzerland
Skechers Holdings Jersey Limited	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International II	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Do Brasil Calcados LTDA	Rua Haddock Lobo,1307, 17th Floor, Cj-171	Cerqueira Cesar, Sao Paulo, 01414-003, Brazil
Comercializadora Skechers Chile Limitada	Avenue Kennedy 5118	Tercer Piso, Vitacura, Santiago, Chile
Skechers Footwear (Dongguan) Co., Ltd.	Building S Development Zone of Chi-Ling Hou	Dongguan City, Guangdong Province, 523940, PRC
Skechers Japan YK	7-4 Nishi Shimbashi, 2-Chome, Minat	Tokyo, Japan
Skechers USA Mauritius 10	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers USA Mauritius 90	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers China Business Trust	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Holdings Mauritius	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers Trading (Shanghai) Co. Ltd.	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers China Limited	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers Hong Kong Limited	Block C, 10/F, Roxy Industrial Centre, 58-66 Tai Lin Pai Road	Kwai Chung, Hong Kong
Skechers Southeast Asia Limited	Block C, 10/F, Roxy Industrial Centre, 58-66 Tai Lin Pai Road	Kwai Chung, Hong Kong
Skechers Malaysia Sdn. Bhd.	Suite B-14-1 & @ Wisma Panta, Plaza Pantai,	59200 Kuala Lumpur, Malaysia
No. 5 Jalan 4/83A Off Jalan Pantai Bahru
Skechers Singapore Pte. Limited	45 Ubi Road 1 #03-03/04, Summit Building	Singapore 408696
Skechers (Thailand) Limited	1 Silom Road, Level 8 Zuellig House	Bangkok 10500, Thailand
Skechers Collection, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers Sport, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Duncan Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Yale Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Sepulveda Blvd. Properties, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
SKX Illinois, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers Guangzhou Co. Ltd.	3/F, Guangdong Foreign Trade Plaza, 66 Jian Ji Road	Haizhu District, Guangzhou, China
Skechers R.B., LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
HF Logistics-SKX, LLC	29800 Eucalyptus Avenue	Rancho Belago, CA 92555, USA
HF Logistics-SKX T1, LLC	29800 Eucalyptus Avenue	Rancho Belago, CA 92555, USA
HF Logistics-SKX T2, LLC	29800 Eucalyptus Avenue	Rancho Belago, CA 92555, USA
Skechers USA Portugal Unipessoal Limitada	Complexo Nassica — Loja 125, Avenida Fornte Cova, 400	4485-595 Modivas — Vila do Conde, Portugal
Skechers Macau Limited	Estrada da Baia de. N. Senhora da Esperanca, Shop 2216, The Venetian Macao Resort Hotel Level 3	Grand Canal Shoppes, Taipa, em Macau
Fujian KaiXiang Trade Co., Ltd.	Fuqiaoxiazhou Luenthai Factory, Second Floor	Fujian Quanzhou City, Licheng District, China

Schedule 4.6(c)
Tax & Organizational ID Numbers

Organizational ID
Name of Entity	Federal Tax ID Number	Number
Skechers U.S.A., Inc.	95-4376145	2902395 (DL)
Skechers U.S.A., Inc. II	95-4747242	3056393 (DL)
Skechers By Mail, Inc.	95-4701399	2934535 (DL)
310 Global Brands, Inc.	43-2009441	3636174 (DL)
Skechers USA Canada Inc.	none	none
Skechers USA Ltd.	98-0347474	none
Skechers USA Iberia, S.L.	98-0372248	none
Skechers USA Deutschland GmbH	98-0346701	none
Skechers USA France SAS	98-0346857	none
Skechers EDC SPRL	98-0385255	none
Skechers USA Benelux B.V	98-0392991	none
Skechers USA Italia S.r.l	47-0914957	none
Skechers S.a.r.l.	98-0349046	none
Skechers Holdings Jersey Limited	none	none
Skechers International	98-0357124	none
Skechers International II	none	none
Skechers Do Brasil Calcados LTDA	98-0518943	none
Comercializadora Skechers Chile Limitada	98-0620147	none
Skechers Footwear (Dongguan) Co., Ltd.	98-0495337	none
Skechers Japan YK	98-0499824	none
Skechers USA Mauritius 10	none	none
Skechers USA Mauritius 90	98-0492180	none
Skechers China Business Trust	98-6058967	none
Skechers Holdings Mauritius	98-0492179	none
Skechers Trading (Shanghai) Co. Ltd.	98-0551967	none
Skechers China Limited	98-0620149	none
Skechers Hong Kong Limited	98-0620152	none
Skechers Southeast Asia Limited	98-0620150	none
Skechers Malaysia Sdn. Bhd.	98-0528395	none
Skechers Singapore Pte. Limited	98-0518944	none
Skechers (Thailand) Limited	98-0520045	none
Skechers Collection, LLC	none	200001310034 (CA)
Skechers Sport, LLC	none	200001310032 (CA)
Duncan Investments, LLC	95-4846458	200103210004 (CA)
Yale Investments, LLC	95-4833459	3312951 (DL)
Sepulveda Blvd. Properties, LLC	26-2370011	200809810243 (CA)
SKX Illinois, LLC	27-0375751	03130428 (IL)
Skechers Guangzhou Co. Ltd.	98-0651276	none
Skechers R.B., LLC	27-1986857	4778094 (DL)
HF Logistics-SKX, LLC	27-1805862	4783440 (DL)
HF Logistics-SKX T1, LLC	27-1865350	4786545 (DL)
HF Logistics-SKX T2, LLC	27-1865415	4786550 (DL)
Skechers USA Portugal Unipessoal Limitada	98-0659967	none
Skechers Macau Limited	98-0654595	35197
Fujian KaiXiang Trade Co., Ltd.	none	none

Schedule 4.6(d)
Commercial Tort Claims1
1. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II (collectively, the “Borrower”) v. Aetrex Worldwide (together with any affiliates, collectively, “Aetrex”) (Case No. 03831, United States District Court for the Central District of California (Los Angeles) (the “Case”)).
Nature of Action: Any and all claims arising in tort which Borrower may have as of the date of this Agreement (whether or not asserted) against Aetrex, including, without limitation, any such claim which Borrower may assert against Aetrex subsequent to such date (collectively, “Claims”), including, without limitation, any Claim of infringement by Aetrex of US Design Patent No. D532,962 and/or infringement of Borrower’s trademark or trade dress rights in the Bikers-Sightsee Shoe Style and any other Claims described in the complaint for the Case, or any subsequent complaints related to any Claims.
2. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II (collectively, the “Borrower”) v. Sears Holdings Corporation and the other defendants named in the Sears Case (as hereinafter defined) (“Sears”) (Case No. CV11 01893, United States District Court for the Central District of California (Los Angeles) (the “Sears Case”)).
Nature of Action: Any and all claims arising in tort which Borrower may have as of the date of the Third Amendment Date (whether or not asserted) against Sears, including, without limitation, any such claim which Borrower may assert against Sears subsequent to such date (collectively, the “Sears Claims”), including, without limitation, any Sears Claim of infringement by Sears of (a) US Patent No. D623,838, US Patent No. D591,493, and/or US Patent No. D587,890, and/or (b) infringement of Borrower’s trademark or trade dress rights in the Skechers Design (Parallel Stripes), Shape-Ups Trade Dress, U.S. Trademark Registration No. 3,651,084, U.S. Trademark Registration No. 3,651,085, U.S. Trademark Registration No. 3,456,974, and/or Z Strap Trade Dress, and/or (c) any other Sears Claims described in the complaint for the Sears Case, or any subsequent complaints related to any Sears Claims.

[1]	Inclusion of a claim in this Schedule does not in any manner constitute an admission of any fact, liability, defense or any limitation on or theory of damages.

Schedule 4.13
Skechers’ Intellectual Property
Worldwide Trademark, Copyright
and Patent Status Report
As of March 31, 2011

Skechers’ Intellectual Property
Worldwide Trademark, Copyright
and Patent Status Report
As of March 31, 2011
Table of Contents
1. ACTIVE TONES
2. AIRATORS
3. BELLA BALLERINA
4. CALI BEAR
5. CALI BITS
6. CALI GEAR
7. Design (Bear Design)
8. ELASTIKA
9. FIRM-UPS
10. HOT-LIGHTS
11. HYDEE AND THE HY TOPS
12. HYDEE HY-TOP
13. IT’S THE S
14. JOIN THE RESISTANCE
15. KEWL BREEZE
16. LUMINATORS
17. MARK NASON
18. MICHELLE K
19. OTHER MARKS
20. PUBLIC ROYALTY
21. PUBLIC ROYALTY (Design)
22. PUNKROSE
23. RESISTANCE RUNNERS
24. RESISTANCE (Variation of marks with SKECHERS)
25. S in Shield Design
26. S DESIGN (Performance S with Borders
27. S DESIGN (Sport Stripe)
28. SHAPE-UPS
29. SHAPE (Variation of marks with SHAPE)
30. SHAPE-UPS (Stripe Design)
31. SKECHERS SHAPE-UPS
32. SKECHERS
33. SKECHERS (Variation of marks with SKECHERS)
34. SKX
35. SOHO LAB
36. SOMETHIN’ ELSE
37. SPORT TONES
38. TONE UPS
39. TONE (Variation of marks with TONE)
40. TWINKLE TOES
41. TWINKLE (Variation of marks with TWINKLE)
42. Z STRAP
43. ZEVO-3

Skechers’ Intellectual Property
Worldwide Trademark, Copyright
and Patent Status Report
As of March 31, 2011
Table of Contents
A. U.S. COPYRIGHTS
B. FOREIGN COPYRIGHTS
C. U.S. DESIGN PATENTS
D. CDR DESIGN PATENTS
E. CHINA DESIGN PATENTS
F. MEXICO DESIGN PATENTS
G. FOREIGN DESIGN PATENTS
H. U.S. UTILITY PATENTS
I. PCT
J. EPO
K. OPPOSITIONS
L. LITIGATION

The trademarks appearing in the attached chart are owned by Skechers U.S.A., Inc. II.

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21299	Australia	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Registered
21279	Brazil	ACTIVE TONES	25	Footwear.	830584404	4/13/2010				Pending
21280	Canada	ACTIVE TONES	25	Footwear.	1475983	4/7/2010				Pending
21282	China	ACTIVE TONES	25	Footwear.	8192048	4/9/2010				Pending
21283	Colombia	ACTIVE TONES	25	Footwear.	10-041153	4/9/2010	412985	11/17/2010	11/17/2020	Registered
21300	Croatia	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Pending
21284	CTM	ACTIVE TONES	25	Footwear.	9018383	4/12/2010	9018383	9/2/2010	4/12/2020	Registered
21285	Hong Kong	ACTIVE TONES	25	Footwear.	301585017	4/13/2010	301585017	4/13/2010	4/12/2020	Registered
21286	India	ACTIVE TONES	25	Footwear.	1954108	4/21/2010				Pending
21287	Israel	ACTIVE TONES	25	Footwear.	228888	4/11/2010				Pending
21301	Japan	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Registered
21302	Korea	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Pending
21288	Malaysia	ACTIVE TONES	25	Footwear.	2010006390	4/13/2010				Pending
21289	Mexico	ACTIVE TONES	25	Footwear.	1082143	4/16/2010	1174865	4/16/2010	4/16/2020	Registered
21290	New Zealand	ACTIVE TONES	25	Footwear, including shoes, sneakers, sandals, slippers and boots	822358	4/12/2010	822358	4/3/2010	4/3/2020	Registered
21291	Panama	ACTIVE TONES	25	Footwear.	191125	6/25/2010				Pending
21292	Philippines	ACTIVE TONES	25	Footwear.	4-2010-003912	4/14/2010				Pending
21303	Russia	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Pending
21293	Saudi Arabia	ACTIVE TONES	25	Footwear.	154032	4/24/2010				Pending
21294	South Africa	ACTIVE TONES	25	Footwear.	2010/07595	4/12/2010				Pending
21295	Taiwan	ACTIVE TONES	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	99016835	4/14/2010	1444205	12/16/2010	12/15/2020	Registered
21296	Thailand	ACTIVE TONES	25	Footwear.	764724	4/20/2010				Pending
21304	Turkey	ACTIVE TONES	25	Footwear.	n/a	4/16/2010	1038116	4/16/2010	4/16/2020	Pending
21297	UAE	ACTIVE TONES	25	25 — Footwear, shoes, sneakers, sandals, slippers and boots.	141283	4/15/2010				Pending
21269	United States	ACTIVE TONES	25	Footwear.	85/005,769	4/3/2010				Pending
21298	Venezuela	ACTIVE TONES	25	Footwear.	65162010	5/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19811	Canada	AIRATORS BY SKECHERS	25	Footwear.	1414915	10/17/2008				Pending
17551	Chile	AIRATORS	25	Footwear.	741212	8/22/2006	780655	2/26/2007	2/25/2017	Registered
18620	China	AIRATORS	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear], scarves; bathing suits; waterproof clothing.	6209911	8/8/2007	6209911	7/21/2010	7/20/2020	Registered
17552	Colombia	AIRATORS	25	Footwear.	6082170	8/18/2006	334463	5/28/2007	5/27/2017	Registered
17547	CTM	AIRATORS	25	Footwear.	5258934	8/15/2006	5258934	8/15/2006	8/14/2016	Registered
17553	Hong Kong	AIRATORS	25	Footwear.	300705663	8/22/2006	300705663	8/22/2006	8/20/2016	Registered
17554	Japan	AIRATORS	25	Footwear.	n/a	8/21/2006	897736	8/21/2006	8/20/2016	Registered
17556	New Zealand	AIRATORS	25	Footwear.	753543	8/21/2006	753543	8/21/2006	8/21/2016	Registered
17557	Panama	AIRATORS	25	Footwear.	153843	8/25/2006	153843	8/22/2006	8/22/2016	Registered
17558	Philippines	AIRATORS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	42006009228	8/22/2006	42006009228	6/11/2007	6/10/2017	Registered
17555	Switzerland	AIRATORS	25	Footwear.	n/a	8/21/2006	897736	8/21/2006	8/20/2016	Registered
17559	Taiwan	AIRATORS	25	Footwear.	95042701	8/21/2006	1261157	5/1/2007	4/29/2017	Registered
17012	United States	AIRATORS	25	Footwear.	78/795,064	1/19/2006	3,437,984	5/27/2008	5/27/2018	Registered
17560	Venezuela	AIRATORS	25	Footwear.	194302006	8/30/2006				Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21734	Australia	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Registered
21715	Brazil	BELLA BALLERINA	25	Footwear.	830713646	8/2/2010				Pending
21716	Canada	BELLA BALLERINA	25	Footwear.	1490881	8/3/2010				Pending
21717	Chile	BELLA BALLERINA	25	Footwear.	916160	8/9/2010				Pending
22450	Chile	BELLA BALLERINA BY SKECHERS	25		940728	2/11/2011				Pending
21718	China	BELLA BALLERINA	25	Footwear.	8620642	8/30/2010				Pending
21719	Colombia	BELLA BALLERINA	25	Footwear.	10094520	8/3/2010				Pending
21735	Croatia	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Pending
21714	CTM	BELLA BALLERINA	25	Footwear.	9288028	8/2/2010				Pending
22078	CTM	BELLA BALLERINA	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	9576067	12/6/2010				Pending
22080	CTM	BELLA BALLERINA	28	n/a						Pending
22082	CTM	BELLA BALLERINA BY SKECHERS	25	Footwear.	9576141	12/6/2010				Pending
22283	CTM	BELLA B.	25	Footwear.	9775222	3/1/2011				Pending
21720	Hong Kong	BELLA BALLERINA	25	Footwear.	301693530	8/19/2010				Pending
21721	India	BELLA BALLERINA	25	Footwear.	n/a	8/3/2010				Pending
21722	Israel	BELLA BALLERINA	25	Footwear.	231844	8/1/2010				Pending
21736	Japan	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Registered
21737	Korea	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Pending
21723	Malaysia	BELLA BALLERINA	25	Footwear.	2010014334	8/4/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21724	Mexico	BELLA BALLERINA	25	Footwear.						Pending
22539	Mexico	BELLA B.	25	Footwear						Pending
21725	New Zealand	BELLA BALLERINA	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	828185	8/2/2010	828185	7/27/2010	7/27/2020	Registered
21726	Panama	BELLA BALLERINA	25	Footwear.	192078	8/2/2010				Pending
21727	Philippines	BELLA BALLERINA	25	Footwear.	42010008581	8/5/2010				Pending
21738	Russia	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Pending
21728	Saudi Arabia	BELLA BALLERINA	25	Footwear, shoes, sneakers, sandals, slippers and boots.	157940	8/7/2010				Pending
21729	South Africa	BELLA BALLERINA	25	Footwear.	201016725	8/2/2010				Pending
21730	Taiwan	BELLA BALLERINA	25	Footwear.	99037748	8/4/2010				Pending
22256	Taiwan	BELLA BALLERINA BY SKECHERS	25	Footwear.	99064005	12/22/2010				Pending
21731	Thailand	BELLA BALLERINA	25	Footwear.	775286	8/3/2010				Pending
21739	Turkey	BELLA BALLERINA	25	Footwear.	n/a	7/30/2010	1046087	7/30/2010	7/30/2020	Pending
21732	UAE	BELLA BALLERINA	25	Footwear, shoes, sneakers, sandals, slippers and boots.	145638	8/4/2010				Pending
21713	United States	BELLA BALLERINA	25	Footwear.	85/093,763	7/27/2010				Pending
22077	United States	BELLA BALLERINA	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	85/178,340	11/16/2010				Pending
22079	United States	BELLA BALLERINA	28	n/a						Pending
22081	United States	BELLA BALLERINA BY SKECHERS	25	Footwear.	85/178,355	11/16/2010				Pending
22282	United States	BELLA B.	25	Footwear.	85/226,023	1/25/2011				Pending
21733	Venezuela	BELLA BALLERINA	25	Footwear.	137282010	8/19/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19091	Canada	CALI BEAR	25	Footwear.	1,382,561	2/8/2008				Pending
18920	China	CALI BEAR	16	Cartoon prints; cartoon strips; comic books; comic strips.	6449278	12/20/2007	6449278	3/28/2010	3/27/2020	Registered
19175	China	CALI BEAR	25	Apparel; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6449277	39436	6449277	7/14/2010	7/13/2020	Registered
19092	Hong Kong	CALI BEAR	25	Footwear.	301043207	1/30/2008	301043207	1/30/2008	1/28/2018	Registered
19093	Mexico	CALI BEAR	25	Footwear.	910754	1/30/2008				Pending
19094	Philippines	CALI BEAR	25	Footwear, namely shoes, slippers, boots, sandals.	4-2008-001362	2/4/2008	4-2008-001362	8/18/2008	8/18/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19075	Australia	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/30/2018	Registered
19067	Brazil	CALI BITS	26	Ornaments for footwear and apparel.	829570500	n/a	829570500	7/20/2010	7/20/2020	Registered
19068	Canada	CALI BITS	26	Ornaments for footwear and apparel.	1381297	1/30/2008	TMA749836	10/8/2009	10/8/2024	Registered
19069	Chile	CALI BITS	26	Beadwork (ornaments for dresses); haberdashery (textile decorations), clothing accessories (brooches), sequins, lace (braids), ornaments for shoes that are not of precious metal.	805140	1/29/2008	842134	2/23/2009	2/23/2019	Registered
18619	China	CALI BITS	26	Shoe ornaments, not of precious metal; ornaments for clothing.	6209912	8/8/2007	6209912	3/28/2010	3/27/2020	Registered
19070	Colombia	CALI BITS	26	Ornaments for footwear and apparel.	8008891	1/30/2008	361168	8/26/2008	8/26/2018	Registered
19076	Croatia	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
18618	CTM	CALI BITS	26	Ornaments for footwear and apparel not of precious metal.	6178875	8/8/2007	6178875	9/17/2008	8/7/2017	Registered
19125	Ecuador	CALI BITS	26	Ornaments for footwear and apparel.	195247	2/14/2008	493208	6/13/2008	6/12/2018	Registered
19127	Egypt	CALI BITS	26	Ornaments for footwear and apparel.	212126	3/2/2008	212126	10/20/2009	2/2/2018	Registered
19071	Hong Kong	CALI BITS	26	Ornaments for footwear and apparel.	301043199	1/30/2008	301043199	1/30/2008	1/28/2018	Registered
19072	India	CALI BITS	26	Ornaments for footwear and apparel.	1653071	2/12/2008	1653071	2/12/2008	2/12/2018	Registered
19128	Indonesia	CALI BITS	26	Ornaments for footwear and apparel.	D002008011835	4/3/2008	IDM000224706	10/26/2009	4/3/2018	Registered
19073	Israel	CALI BITS	26	Ornaments for footwear and apparel.	207860	1/29/2008	207860	1/29/2008	1/29/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19077	Japan	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19078	Korea	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19126	Kuwait	CALI BITS	26	Ornaments for footwear and apparel.	91948	2/3/2008				Pending
19081	Malaysia	CALI BITS	26	Ornaments for footwear and apparel.	8001836	1/30/2008				Pending
19113	Mexico	CALI BITS	26	Ornaments for footwear and apparel.	910752	1/31/2008	1028686	1/30/2008	1/30/2018	Registered
19249	Mexico	CALI BITS BY SKECHERS	26	Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	921870	3/19/2008	1035161	3/18/2008	3/18/2018	Registered
19250	Mexico	CALI BITS BY SKECHERS (Oval)	26	Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	921860	3/19/2008	1043802	3/19/2008	3/16/2018	Registered
19251	Mexico	CALI BITS (Oval)	26	Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	921862	3/19/2008	1043803	3/19/2008	3/16/2018	Registered
19252	Mexico	CALI BITS (Stlized)	26	Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	921863	3/19/2008	1043804	3/19/2008	3/16/2018	Registered
19134	Montenegro	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19082	New Zealand	CALI BITS	26	Ornaments for footwear and apparel.	783328	1/29/2008	783328	1/29/2008	1/28/2018	Registered
19083	Panama	CALI BITS	25	Ornaments for footwear and apparel.	168239	1/30/2008	168239	1/29/2008	1/29/2018	Registered
19124	Peru	CALI BITS	26	Ornaments for footwear and apparel.	343512	2/6/2008	140283	7/8/2008	7/7/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19084	Philippines	CALI BITS	26	Ornaments for footwear and apparel.	42008001361	2/4/2008	42008001361	7/7/2008	7/7/2018	Registered
19079	Russia	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Pending
19085	Saudi Arabia	CALI BITS	26	Ornaments for footwear and apparel.	126552	1/30/2008	107129	5/30/2009	10/8/2017	Registered
19135	Serbia	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19132	Singapore	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19086	South Africa	CALI BITS	26	Ornaments for footwear and apparel.	200801959	1/29/2008				Pending
19087	Taiwan	CALI BITS	26	Ornaments for footwear and apparel.	97004469	1/29/2008	1328879	9/16/2008	9/14/2018	Registered
19088	Thailand	CALI BITS	26	Ornaments for footwear and apparel.	685669	1/29/2008	TM287403	1/29/2008	1/26/2018	Registered
19080	Turkey	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
19089	UAE	CALI BITS	26	Ornaments for footwear and apparel.	106533	2/3/2008				Pending
19131	Ukraine	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered
18076	United States	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	77/107,652	2/14/2007	3,399,196	3/18/2008	3/18/2018	Registered
19090	Venezuela	CALI BITS	26	Ornaments for footwear and apparel.	17032008	1/31/2008				Registered
19133	Vietnam	CALI BITS	26	Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	n/a	1/31/2008	954759	1/31/2008	1/31/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18892	Australia	CALI GEAR	25	Footwear and apparel.	1215523	12/13/2007	1215523	12/13/2007	12/12/2017	Registered
18763	Brazil	CALI GEAR	25	Footwear.	829324100	8/28/2007				Pending
18091	Canada	CALI GEAR	25	Footwear.	1340462	3/22/2007	TMA723957	9/17/2008	9/17/2023	Registered
18893	Chile	CALI GEAR	25	Clothing, footwear.	800020	12/18/2007	821783	7/10/2008	7/10/2018	Registered
18608	China	CALI GEAR	25	Footwear, apparel, football shoes, hosiery, gloves [clothing], caps [headwear], scarves, bathing suits, waterproof clothing.	6208506	8/7/2007				Pending
19021	Colombia	CALI GEAR	25	Footwear.	8006598	1/24/2008	363002	10/15/2008	10/15/2018	Registered
19027	Croatia	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
17886	CTM	CALI GEAR	25	Footwear and apparel.	5544689	12/11/2006	5544689	12/11/2006	12/10/2016	Registered
19062	Ecuador	CALI GEAR	25	Footwear.	194552	1/29/2008	455908	5/13/2008	5/13/2018	Registered
19064	Egypt	CALI GEAR	25	Footwar.	211752	1/24/2008	211752	2/12/2009	1/23/2018	Registered
18894	Hong Kong	CALI GEAR	25	Footwear and apparel.	301013084	12/13/2007	301013084	12/13/2007	12/12/2017	Registered
19023	India	CALI GEAR	25	Footwear.	1649182	2/1/2008				Pending
19065	Indonesia	CALI GEAR	25	Footwear.	D002008005002	2/13/2008	IDM000217574	9/10/2009	2/13/2018	Registered
19024	Israel	CALI GEAR	25	Footwear.	207767	1/24/2008	207767	9/7/2009	1/24/2018	Registered
18610	Japan	CALI GEAR	25	Footwear.	863502007	8/6/2007	5127657	4/11/2008	4/11/2018	Registered
19063	Kuwait	CALI GEAR	25	Footwear.	91804	1/28/2008				Pending
19031	Malaysia	CALI GEAR	25	Footwear.	8001542	1/25/2008				Pending
19246	Mexico	CALI GEAR BY SKECHERS	25	Footwear.	921868	3/19/2008				Pending
19247	Mexico	CALI GEAR (Bear Design)	25	Footwear.	921864	3/19/2008				Pending
19248	Mexico	CALI GEAR BY SKECHERS (Bear Design)	25	Footwear.	921866	3/19/2008				Pending
19059	Montenegro	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
18895	New Zealand	CALI GEAR	25	Clothing, footwear, headgear.	781260	12/13/2007	781260	7/18/2007	7/17/2017	Registered
19392	Panama	CALI GEAR BY SKECHERS	25	Footwear and apparel.	170819	5/5/2008	170819	5/5/2008	5/5/2018	Registered
18897	Philippines	CALI GEAR	25	Footwear and apparel.	42008000176	1/4/2008				Pending
19029	Russia	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19032	Saudi Arabia	CALI GEAR	25	Footwear.	126187	1/26/2008	105107	3/8/2009	10/4/2017	Registered
19060	Serbia	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
19057	Singapore	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
19033	South Africa	CALI GEAR	25	Footwear.	200801693	1/24/2008				Pending
18898	Taiwan	CALI GEAR	25	Footwear and apparel.	96058867	12/14/2007	13335261	11/1/2008	10/31/2018	Registered
19034	Thailand	CALI GEAR	25	Footwear, namely, sport shoes, leather shoes, sneakers, canvas boots, slippers and sandals.	685668	1/29/2008	TM287084	1/29/2008	1/26/2018	Registered
19030	Turkey	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
19035	UAE	CALI GEAR	25	Footwear.	106532	2/3/2008				Pending
19056	Ukraine	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered
17525	United States	CALI GEAR	25	Footwear.	78/947,432	8/8/2006	3,255,968	6/26/2007	6/26/2017	Registered
18829	United States	CALI GEAR	25	Headwear.						Pending
18830	United States	CALI GEAR	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport bags, duffle bags, rolling bags, messenger bags, backpacks, luggage, and shopping bags.	77/323,886	11/7/2007				Pending
19036	Venezuela	CALI GEAR	25	Footwear.	17042008	1/31/2008				Pending
19058	Vietnam	CALI GEAR	25	Footwear.	n/a	1/30/2008	954753	1/30/2008	1/30/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19212	Canada	Design (Bear)	25	Footwear, namely shoes, boots and sandals.	1388777	3/26/2008	TMA744186	7/28/2009	7/28/2024	Registered
19214	China	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
19215	CTM	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
19213	Hong Kong	Design (Bear)	25	Footwear.	301080189	3/27/2008	301080189	3/27/2008	3/27/2018	Registered
19216	Japan	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
19217	Mexico	Design (Bear)	25	Footwear.	923098	3/27/2008	1073132	3/27/2008	3/26/2018	Registered
19218	Philippines	Design (Bear)	25	Footwear, namely shoes, sandals, boots, slippers.	42008003781	4/2/2008	42008003781	12/22/2008	12/22/2018	Registered
19219	Taiwan	Design (Bear)	25	Footwear.	97013457	3/26/2008	1344313	1/1/2009	12/28/2018	Registered
19211	United States	Design (Bear)	25	Footwear.	77/427,338	3/20/2008	3,488,573	8/19/2008	8/19/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21644	Australia	ELASTIKA	25	Apparel.	A0020464	7/6/2010	1045079	7/6/2010	7/6/2020	Registered
21625	Brazil	ELASTIKA	25	Apparel.	830678131	7/7/2010				Pending
19096	Canada	ELASTIKA	25	Footwear, namely shoes and sneakers.	1,382,564	2/8/2008	TMA744,476	7/31/2009	7/31/2024	Registered
21626	Canada	ELASTIKA	25	Apparel.	1487712	7/7/2010				Pending
21627	Chile	ELASTIKA	25	Apparel.	912634	7/7/2010				Pending
18921	China	ELASTIKA	25	Footwear.	6449279	12/20/2007	6449279	5/28/2010	5/28/2020	Registered
19373	China	ELASTIKA	16	Cartoon prints; cartoon strips; comic books; comic strips.	6449280	12/20/2007	6449280	3/28/2010	3/27/2020	Registered
21628	China	ELASTIKA	25	Apparel.	8581030	8/17/2010				Pending
21629	Colombia	ELASTIKA	25	Apparel.	10081937	7/7/2010				Pending
21645	Croatia	ELASTIKA	25	Apparel.	A0020464	7/6/2010	1045079	7/6/2010	7/6/2020	Pending
18965	CTM	ELASTIKA	16, 25	(Class 16) Cartoon prints, cartoon strips; comic books, comic strips. (Class 25) Footwear.	6549463	1/2/2008	6549463	10/1/2008	1/1/2018	Registered
20409	CTM	ELASTIKA	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	8386807	6/25/2009	8386807	1/12/2010	6/25/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21780	Germany	ELASTIKA	25	Apparel.	3.0201E+14	n/a				Pending
22266	Germany	ELASTIKA	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.						Pending
19097	Hong Kong	ELASTIKA	25	Footwear.	301043216	1/30/2008	301043216	8/27/2008	1/29/2018	Registered
21630	Hong Kong	ELASTIKA	25	Apparel.	301659727	7/9/2010	301659727	7/9/2010	7/8/2020	Registered
21631	India	ELASTIKA	25	Apparel.	1991761	7/9/2010				Pending
21632	Israel	ELASTIKA	25	Apparel.	231192	7/7/2010				Pending
18966	Japan	ELASTIKA	16	Cartoon prints, cartoon strips; comic books; comic strips.	2612008	1/7/2008	5208652	2/27/2009	2/27/2019	Registered
19570	Japan	ELASTIKA	25	Footwear.	643002008	n/a	5294358	1/15/2010	1/15/2020	Registered
21646	Japan	ELASTIKA	25	Apparel.	A0020464	7/6/2010				Pending
21647	Korea	ELASTIKA	25	Apparel.	A0020464	7/6/2010				Pending
21633	Malaysia	ELASTIKA	25	Apparel.	2010012424	n/a				Pending
19268	Mexico	ELASTIKA	16	Cartoon prints, cartoon strips; comic books; comic strips.	910748	1/31/2008	1040426	1/31/2008	12/29/2017	Registered
21634	Mexico	ELASTIKA	25	Apparel.	1102961	7/8/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21635	New Zealand	ELASTIKA	25	Apparel, including, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	826922	7/8/2010	826922	2/17/2010	2/17/2020	Registered
21636	Panama	ELASTIKA	25	Apparel.	191493	7/7/2010				Pending
19017	Philippines	ELASTIKA	25	Footwear, namely shoes, sandals, boots, slippers.	4-2008-001367	2/4/2008	4-2008-001367	2/4/2008	4/13/2019	Registered
21637	Philippines	ELASTIKA	25	Apparel.	42010007422	7/8/2010				Pending
21648	Russia	ELASTIKA	25	Apparel.	A0020464	7/6/2010				Pending
21638	Saudi Arabia	ELASTIKA	25	Apparel.	156952	7/10/2010				Pending
21639	South Africa	ELASTIKA	25	Apparel.	201014671	7/7/2010				Pending
19098	Taiwan	ELASTIKA	25	Footwear.	97004703	1/30/2008	1326541	9/1/2008	9/1/2018	Registered
21640	Taiwan	ELASTIKA	25	Apparel.	99032913	7/9/2010				Pending
21641	Thailand	ELASTIKA	25	Apparel.	772723	n/a				Pending
21649	Turkey	ELASTIKA	25	Apparel.	A0020464	7/6/2010	1045079	7/6/2010	7/6/2020	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21642	UAE	ELASTIKA	25	Apparel; tops; shirts; blouses; t-shirts; sweat shirts; sports jerseys; sweaters; bottoms; trousers; pants; sweat pants; shorts; jackets; coats; overcoats; pullovers; jumpers; dresses; skirts; beachwear; swimsuits; underwear; lingerie; headwear; hats; caps; beanies; visors; ties; socks; belts; gloves; scarves; wristbands.	144596	7/11/2010				Pending
21781	United Kingdom	ELASTIKA	25	Apparel.	n/a	n/a				Pending
22267	United Kingdom	ELASTIKA	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.						Pending
18838	United States	ELASTIKA	16, 25	(Class 16) Cartoon prints, cartoon strips; comic books; comic strips. (Class 25) Footwear.	77/323,098	11/6/2007	3,562,222	1/13/2009	1/13/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20334	United States	ELASTIKA	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	77/758,844	6/12/2009				Pending
20775	United States	ELASTIKA	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	77/937,599	2/17/2010				Pending
22040	United States	ELASTIKA	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	85/162,317	10/27/2010				Pending
21643	Venezuela	ELASTIKA	25	Apparel.	119312010	7/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20432	Australia	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009		Pending
20412	Brazil	FIRM-UPS	25	Footwear.	901758000	6/30/2009				Pending
20413	Canada	FIRM-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,443,113	6/29/2009				Pending
20414	Chile	FIRM-UPS	25	Footwear.	869023	6/30/2009	875291	2/8/2010	2/8/2020	Registered
20415	China	FIRM-UPS	25	Footwear.	7508573	6/30/2009	7508573	10/28/2010	10/27/2020	Registered
20416	Colombia	FIRM-UPS	25	Footwear.	9067359	6/30/2009	394560	1/25/2010	1/25/2020	Registered
20433	Croatia	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009		Pending
20363	CTM	FIRM-UPS	25	Footwear.	8378151	6/22/2009	8378151	1/12/2010	6/22/2019	Registered
20418	Hong Kong	FIRM-UPS	25	Footwear.	301373805	6/29/2009	301373805	6/29/2009	6/28/2019	Registered
20419	India	FIRM-UPS	25	Footwear.	1837706	7/8/2009				Pending
20420	Israel	FIRM-UPS	25	Footwear.	221682	6/28/2009				Pending
20434	Japan	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009	6/30/2019	Registered
20435	Korea	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009	6/30/2019	Registered
20421	Malaysia	FIRM-UPS	25	Footwear.	9010885	7/1/2009				Pending
20422	Mexico	FIRM-UPS	25	Footwear.	1016692	6/30/2009	1164098	6/30/2009	6/30/2019	Registered
20423	New Zealand	FIRM-UPS	25	Footwear.	808738	6/30/2009	808738	6/8/2009	6/7/2019	Registered
20424	Panama	FIRM-UPS	25	Footwear.	182326	6/30/2009	182326	6/30/2009	6/30/2019	Registered
20425	Philippines	FIRM-UPS	25	Footwear.	04-2009-006865	7/10/2009				Pending
20436	Russia	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009	6/30/2019	Registered
20426	Saudi Arabia	FIRM-UPS	25	Footwear.	147160					Pending
21030	Saudi Arabia	SKECHERS FIRM-UPS	25	Footwear.	152266	2/24/2010				Pending
20427	South Africa	FIRM-UPS	25	Footwear.	200912039	6/29/2009				Pending
20428	Taiwan	FIRM-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98027925	6/30/2009	1396577	2/1/2010	1/31/2020	Registered
20437	Turkey	FIRM-UPS	25	Footwear.	n/a	6/30/2009	1007116	6/30/2009	6/30/2019	Registered
20430	UAE	FIRM-UPS	25	Footwear.						Pending
20302	United States	FIRM-UPS	25	Footwear.	77/754,316	6/8/2009				Pending
20431	Venezuela	FIRM-UPS	25	Footwear.	115162009	7/17/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19678	Australia	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19659	Brazil	HOT-LIGHTS	25	Footwear.	829957111	9/11/2008				Pending
19660	Canada	HOT-LIGHTS	25	Footwear.	1,411,377	9/19/2008	TMA758,410	1/29/2010	1/29/2025	Registered
19661	Chile	HOT-LIGHTS	25	Footwear.	837297	9/15/2008	847576	4/23/2009	4/23/2019	Registered
19679	China	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19662	Colombia	HOT-LIGHTS	25	Footwear.	8097153	9/15/2008	405236	6/18/2009	6/18/2019	Registered
19663	Croatia	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19680	CTM	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
21481	CTM	HOT-LIGHTS	03, 06, 09, 12, 14, 18, 20, 25, 26, 28, 41	Cosmetics, lipsticks, lip balms, cologne; eaux de toilette; fragrances; perfumes.	9262312	7/21/2010	9262312	1/3/2011	7/21/2020	Registered
22408	CTM	HOT-LIGHTS	9, 12, 28	(9) Protective helmets; protective helmets for sports (12) Bicycles, structural parts of bicycles (28) Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding	9775842	3/1/2011				Pending
19664	Hong Kong	HOT-LIGHTS	25	Footwear.	301203380	9/18/2008	301203380	9/18/2008	9/17/2018	Registered
19665	India	HOT-LIGHTS	25	Footwear.	1736576	9/24/2008				Pending
19666	Israel	HOT-LIGHTS	25	Footwear.	214842	9/14/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19681	Japan	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19682	Korea	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19667	Malaysia	HOT-LIGHTS	25	Footwear.	8018788	9/17/2008	8018788	6/20/2008	6/20/2018	Registered
19668	Mexico	HOT-LIGHTS	25	Footwear.	962788	9/23/2008	1083883	9/23/2008	9/21/2018	Registered
22409	Mexico	HOT-LIGHTS	9	Protective helmets; protective helmets for sports.						Pending
22412	Mexico	HOT-LIGHTS	12	Bicycles, structural parts of bicycles.						Pending
22415	Mexico	HOT-LIGHTS	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding						Pending
19669	New Zealand	HOT-LIGHTS	25	Footwear.	796070	9/16/2008	796070	6/20/2008	6/20/2018	Registered
19670	Panama	HOT-LIGHTS	25	Footwear.	174833	9/15/2008	174933	9/15/2008	9/15/2018	Registered
19671	Philippines	HOT-LIGHTS	25	Footwear, namely, shoes, sandals, slippers.	4-2008-011323	9/17/2008	4-2008-011323	8/6/2009	8/6/2019	Registered
19683	Russia	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered
19672	Saudi Arabia	HOT-LIGHTS	25	Footwear.	135281	9/13/2008	1115100	12/16/2009	5/24/2018	Registered
19673	South Africa	HOT-LIGHTS	25	Footwear.	200821418	9/12/2008				Pending
19674	Taiwan	HOT-LIGHTS	25	Footwear.	97043034	9/12/2008	1368205	7/1/2009	6/30/2019	Registered
19675	Thailand	HOT-LIGHTS	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, and boots.	708322	9/17/2008	TM306321	9/17/2008	9/16/2018	Registered
19684	Turkey	HOT-LIGHTS	25	Footwear.	n/a	9/17/2008	983895	9/17/2008	9/17/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19676	UAE	HOT-LIGHTS	25	Footwear.	119417	9/17/2008				Pending
19453	United States	HOT-LIGHTS	25	Footwear.	77/504,685	6/20/2008	3,592,868	3/17/2009	3/17/2019	Registered
21467	United States	HOT-LIGHTS	3	Cosmetics, lipsticks, lip balms, cologne; eaux de toilette; fragrances; perfumes.	85/060,164	6/10/2010				Pending
21468	United States	HOT-LIGHTS	6	Metal key chains.	85/060,161	6/10/2010				Pending
21469	United States	HOT-LIGHTS	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	85/060,158	6/10/2010				Pending
21470	United States	HOT-LIGHTS	9	Video games, namely, video game software; electronics, namely, mp3 players; electronics accessories, namely, protective carrying cases for music players, protective carrying cases for cell phones, protective carrying cases for laptops.	85/060,151	6/10/2010				Pending
21471	United States	HOT-LIGHTS	12	Bicycles and scooters	85/060,146	6/10/2010				Pending
21472	United States	HOT-LIGHTS	16	Craft toys.	85/060,134	6/10/2010				Pending
21473	United States	HOT-LIGHTS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags, duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	85/060,130	6/10/2010				Pending
21474	United States	HOT-LIGHTS	20	Non-metal and non-leather key chains, plastic key chains	85/060,123	6/10/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21475	United States	HOT-LIGHTS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, slipper socks, belts, gloves, scarves and wristbands.	85/060,120	6/10/2010				Pending
21476	United States	HOT-LIGHTS	26	Hair accessories, namely, hair ribbons and hair clips.	85/060,103	6/10/2010				Pending
21477	United States	HOT-LIGHTS	28	Dolls, modeled plastic toy figurines, board games.	85/060078	6/10/2010				Pending
21478	United States	HOT-LIGHTS	14	Jewelry.	85/057,860	6/8/2010				Pending
21479	United States	HOT-LIGHTS	41	Publishing.	85/057,832	6/8/2010				Pending
22407	United States	HOT-LIGHTS	9	Protective helmets; protective helmets for sports.	85/243,155	2/15/2011				Pending
22410	United States	HOT-LIGHTS	12	Bicycles, structural parts of bicycles.	85/243,167	2/15/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22413	United States	HOT-LIGHTS	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding	85/243,177	2/15/2011				Pending
19677	Venezuela	HOT-LIGHTS	25	Footwear.	197592008	10/7/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19736	Australia	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19718	Brazil	HYDEE AND THE HY TOPS	25	Footwear.	829973095	9/17/2008				Pending
19825	Brazil	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	829973087	9/17/2008				Pending
19719	Canada	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	1,411,378	9/23/2008				Pending
19720	Chile	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	838008	9/23/2008	849920	5/19/2009	5/19/2019	Registered
19737	China	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008		Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19721	Colombia	HYDEE AND THE HY TOPS	25	Footwear.	8098839	9/18/2008	383883	6/9/2009	6/9/2019	Registered
19763	Colombia	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	8098837	9/18/2008	383882	6/9/2009	6/9/2019	Registered
19738	Croatia	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19739	CTM	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19722	Hong Kong	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	301204677	9/19/2008	301204677	9/19/2008	9/17/2018	Registered
19723	India	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	1739744	10/3/2008				Pending
19724	Israel	HYDEE AND THE HY TOPS	25	Footwear.	214986	9/21/2008	214986	11/3/2010	9/21/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19755	Israel	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	214987	9/21/2008				Pending
19740	Japan	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19741	Korea	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19725	Malaysia	HYDEE AND THE HY TOPS	25	Footwear.	8019073	9/22/2008	8019073	7/24/2008	7/24/2018	Registered
19841	Malaysia	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	8019072	9/22/2008	8019072	7/24/2008	7/24/2018	Registered
19726	Mexico	HYDEE AND THE HY TOPS	25	Footwear.	962230	9/19/2008	1081501	9/19/2008	9/18/2018	Registered
19798	Mexico	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	962229	9/19/2008	1081500	9/19/2008	9/18/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19727	New Zealand	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	796278	9/18/2008	796278	7/24/2008	7/24/2018	Registered
19728	Panama	HYDEE AND THE HY TOPS	25	Footwear.	175110	9/18/2008	175110	9/18/2008	9/18/2018	Registered
19799	Panama	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	175111	9/18/2008	175111	9/18/2008	9/18/2018	Registered
19729	Philippines	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, sneakers, sandals, slippers and boots.	4-2008-011562	9/22/2008				Pending
19742	Russia	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered
19730	Saudi Arabia	HYDEE AND THE HY TOPS	25	Footwear.	135584	9/21/2008	111599	12/16/2009	6/1/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19800	Saudi Arabia	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	135583	9/21/2008	111598	12/16/2009	6/1/2018	Registered
19731	South Africa	HYDEE AND THE HY TOPS	25	Footwear.	200822106	9/19/2008				Pending
19801	South Africa	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	200822105	9/19/2008				Pending
19732	Taiwan	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	97044023	9/19/2008	1365669	6/1/2009	5/31/2019	Registered
19733	Thailand	HYDEE AND THE HY TOPS	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, boots.	708736	9/22/2008	TM312535	9/22/2008	9/21/2018	Registered
19802	Thailand	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	708735	9/22/2008	TM312534	9/22/2008	9/21/2018	Registered
19743	Turkey	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	9/26/2008	983904	9/26/2008	9/26/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19734	UAE	HYDEE AND THE HY TOPS	25	Footwear.	120060	10/6/2008				Pending
19803	UAE	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	120059	10/6/2008				Pending
19563	United States	HYDEE AND THE HY TOPS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	77/531,074	7/24/2008	3,709,925	11/10/2009	11/10/2019	Registered
20002	United States	HYDEE AND THE HY TOPS	09, 41	(Class 41) Live entertainment in the nature of musical shows and live performances by a musical band. (Class 09) Pre-recorded digital media featuring musical performances and pre-recorded video musical performances.	77/667,598	2/10/2009				Pending
19735	Venezuela	HYDEE AND THE HY TOPS	25	Footwear.	197572008	10/6/2008				Pending
19967	Venezuela	HYDEE AND THE HY TOPS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	197562008	10/7/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20111	Australia	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Registered
20087	Brazil	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	901465135	2/18/2009				Pending
20099	Brazil	HYDEE HY-TOP	25	Footwear.	901465100	2/18/2009				Pending
20079	Canada	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,428,613	n/a	TMA757,334	1/19/2010	1/19/2025	Registered
20080	Chile	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, sneakers, sandals, slippers and boots.	855065	2/16/2009	869947	12/15/2009	12/15/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20112	China	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009		Pending
20088	Colombia	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	9016010	2/18/2009	388036	8/31/2009	8/31/2019	Registered
20100	Colombia	HYDEE HY-TOP	25	Footwear.	9016013	2/18/2009	388037	8/31/2009	8/31/2019	Registered
20113	Croatia	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009		Pending
20114	CTM	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Registered
20081	Ecuador	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	210833	2/18/2009	472009	6/29/2009	6/29/2019	Registered
20199	Ecuador	HYDEE HY-TOP	25	Footwear.	210834	2/18/2009	472109	6/29/2009	6/29/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20082	Hong Kong	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	301287775	2/17/2009	301287775	2/17/2009	2/17/2019	Registered
20083	India	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	1792261	3/4/2009				Pending
20089	Israel	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	218740	2/15/2009	218740	12/5/2010	2/15/2019	Registered
20101	Israel	HYDEE HY-TOP	25	Footwear.	218742	2/15/2009	218742	12/5/2010	2/15/2019	Registered
20115	Japan	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Pending
20116	Korea	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20090	Malaysia	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	9002272	2/17/2009	9002272	2/9/2009	2/9/2019	Registered
20102	Malaysia	HYDEE HY-TOP	25	Footwear.	9002273	2/17/2009	9002273	2/9/2009	2/9/2019	Registered
20091	Mexico	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	990214	2/17/2009	1101513	2/17/2009	2/17/2019	Registered
20103	Mexico	HYDEE HY-TOP	25	Footwear, namely shoes, gym shoes, sandals, slippers and boots.	990213	2/17/2009	1102841	2/17/2009	2/17/2019	Registered
20084	New Zealand	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	802547	2/26/2009	802547	2/9/2009	2/9/2019	Registered
20092	Panama	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	179175	2/17/2009	179175	2/17/2009	2/17/2019	Registered
20104	Panama	HYDEE HY-TOP	25	Footwear.	179176	2/17/2009	179176	2/17/2009	2/17/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20093	Peru	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	383494	3/4/2009	93	7/30/2009	7/30/2019	Registered
20085	Philippines	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, sneakers, sandals, slippers and boots.	4-2008-001886	2/20/2009				Pending
20117	Russia	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Registered
20094	Saudi Arabia	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	140212	2/18/2009	114788	3/17/2010	10/30/2018	Registered
20106	Saudi Arabia	HYDEE HY-TOP	25	Footwear.	140213	2/18/2009	113826	2/10/2010	11/1/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20095	South Africa	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	200902761	2/16/2009				Pending
20107	South Africa	HYDEE HY-TOP	25	Footwear.	200902762	2/16/2009				Pending
20086	Taiwan	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	98005299	2/17/2009	1386885	11/16/2009	11/15/2019	Registered
20096	Thailand	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	721980	2/17/2009	TM321519	2/17/2009	2/16/2019	Registered
20108	Thailand	HYDEE HY-TOP	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, boots.	721981	2/17/2009	TM317989	2/17/2009	2/16/2019	Registered
20118	Turkey	HYDEE HY-TOP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	2/24/2009	996564	2/24/2009	2/24/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20097	UAE	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	125982	2/17/2009				Pending
20109	UAE	HYDEE HY-TOP	25	Footwear.	125983	2/17/2009				Pending
19165	United States	HY TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	77/554,133	8/22/2008				Pending
19562	United States	HYDEE	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	77/531,017	7/24/2008				Pending
19993	United States	HYDEE HY-TOP	25	Footwear.	77/666,648	2/9/2009	3,711,432	11/17/2009	11/17/2019	Registered
20225	United States	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	77/977,247	2/9/2009				Pending
20098	Venezuela	HYDEE HY-TOP	16	Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	31642009	3/2/2009				Registered
20110	Venezuela	HYDEE HY-TOP	25	Footwear.	31652009	3/2/2009				Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10423	Argentina	IT’S THE S	25	All goods in class 25.	2115587	11/19/1997	1715443	1/20/1999	1/20/2009	Registered
10424	Australia	IT’S THE S	25	Clothing, footwear, headgear.	748688	11/13/1997	748688	11/13/1997	11/13/2017	Registered
10425	Austria	IT’S THE S	25	Footwear.	AM5098	1/9/1998	174601	3/13/1998	3/31/2018	Registered
10426	Benelux	IT’S THE S	25	Footwear and apparel.	904790	11/13/1997	624854	11/13/1997	11/13/2017	Registered
10427	Brazil	IT’S THE S	25	Clothes and clothing accessories of common use; clothes and clothing accessories for sports; clothes and clothing accessories for professional use.	820407615	11/27/1997	820407615	3/4/2001	4/2/2011	Registered
10428	Canada	IT’S THE S	25	Footwear, namely shoes.	861425	11/13/1997	TMA627377	13/03/2004	12/3/2019	Registered
9716	China	IT’S THE S	25	Footwear and apparel.	970013878	2/14/1997	1188656	7/6/1998	7/6/2018	Registered
10430	China	IT’S THE S	25	Footwear, clothing, hats (headgear), socks, gloves, neckties, collar protectors, belts (clothing).	9700121761	11/17/1997	1252674	3/6/1999	3/6/2019	Registered
10802	China	IT’S THE S (Chinese Script)	25	Footwear, clothing, hats, headgear, socks, gloves (clothing), ties, collar protectors, belts for clothing (clothing).	9800094777	8/19/1998	1330852	11/6/1999	11/6/2019	Registered
10944	China	IT’S THE S (Chinese Transliteration)	25	Shoes, hats, caps, socks, gloves (clothing), ties, scarves, belts (clothing).	9800094778	9/19/1998	1340916	12/6/2009	12/6/2019	Registered
10431	Colombia	IT’S THE S	25	n/a	97068300	11/21/1997	241900	5/11/2001	2/15/2021	Registered
10432	Croatia	IT’S THE S	25	Apparel, footwear.	Z971739A	11/21/1997	Z971739A	11/27/1997	11/20/2017	Registered
20338	CTM	IT’S THE S (Performance S with Borders)	25	Footwear.	8378184	6/22/2009	8378184	12/1/2009	6/22/2019	Registered
10433	Denmark	IT’S THE S	25	Clothing, footwear, headgear.	VA057411997	11/18/1997	VR001581998	1/9/1998	1/9/2018	Registered
10434	Dubai	IT’S THE S	25	Footwear and apparel including hats, headgear and socks.	26599	5/18/1998	22516	10/25/1999	5/18/2008	Registered
10435	Finland	IT’S THE S	25	Clothing, footwear, headgear.	n/a	11/26/1997	212178	12/15/1998	12/15/2018	Registered
10436	France	IT’S THE S	25	Footwear and apparel.	97704206	11/14/1997	97704206	11/14/1997	11/13/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10437	Germany	IT’S THE S	25	Clothing, including hats, socks; headgear; and footwear.	397547366	11/14/1997	39754736	1/21/1998	11/30/2017	Registered
10438	Greece	IT’S THE S	25	Clothing, footwear, headgear.	135382	12/9/1997	135382	2/19/2001	12/8/2017	Registered
10439	Hong Kong	IT’S THE S	25	Clothing for men, women and children; footwear and headgear.	9716513	11/20/1997	B06155	11/19/1997	11/19/2014	Registered
10803	Hong Kong	IT’S THE S (Chinese Script)	25	Clothing for men, women and children; footwear and headgear.	9811108	8/21/1998	B10933	9/7/1999	8/20/2015	Registered
10945	Hong Kong	IT’S THE S (Chinese Transliteration)	25	Clothing for men, women and children; footwear and headgear.	9811109	8/21/1998	8016	8/21/1998	8/20/2015	Registered
10440	Hungary	IT’S THE S	25	Footwear and apparel.	M9704250	11/19/1997	157085	11/19/1997	11/19/2017	Registered
10513	Iceland	IT’S THE S	25	Footwear, apparel, hats, headgear, socks.	1766	11/14/1997	1971998	1/28/1998	1/28/2018	Registered
10441	India	IT’S THE S	25	Clothing, namely pants, shirts, shorts, skirts, jackets, suits, headgear, hats, socks, belts, suspenders, garters, gloves, scarves and ties including boots, shoes and slippers.	780173	11/28/1997	780173	5/30/2005	11/28/2017	Registered
10442	Indonesia	IT’S THE S	25	Footwear and articles thereof namely shoes, slipper, socks; headgear namely, hats, caps.	441512	7/27/1998	441512	n/a	7/26/2018	Registered
10443	Ireland	IT’S THE S	25	Clothing, footwear, headgear, hats and socks.	n/a	n/a	206359	11/16/1997	11/16/2017	Registered
10444	Italy	IT’S THE S	25	n/a	RM98C000083	12/1/1997	83	12/1/1998	12/1/2008	Registered
10445	Japan	IT’S THE S	25	n/a	1808271997	11/27/1997	4523056	11/26/2001	11/16/2011	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10446	Korea	IT’S THE S	18, 20, 21, 25	(Class 18) Umbrellas, parasols, walking sticks. (Class 20) Hand-held flat fans. (Class 21) Shoe brushes. (Class 25) Shoes, long boots, rain boots, baseball shoes, winter boots, basketball shoes, football shoes, golf shoes, mountaineering boots, gymnastic shoes, work shoes and boots, slippers, sandals, boots soles.	9753665	11/18/1997	435918	12/28/1998	12/28/2018	Registered
10447	Mexico	IT’S THE S	25	Clothing, footwear, headgear.	317920	12/17/1997	571512	12/17/1997	12/17/2017	Registered
10448	New Zealand	IT’S THE S	25	Footwear, clothing, headgear.	284941	11/17/1997	284941	11/17/1997	11/17/2014	Registered
10449	Norway	IT’S THE S	25	Footwear and apparel; namely hats, headgear and socks.	979885	11/25/1997	192238	8/20/1998	8/20/2018	Registered
10450	Panama	IT’S THE S	25	Footwear and clothing especially headgear, caps and socks.	91227	11/28/1997	91227	11/28/1997	11/28/2017	Registered
10451	Philippines	IT’S THE S	25	Footwear and apparel, namely, shoes, shirts and pants, jackets, dresses, shorts, skirts, hats, socks and belts.	4199802693	4/16/1998	41998002693	2/24/2005	2/24/2011	Registered
10452	Portugal	IT’S THE S	25	Footwear and apparel.	327512	n/a	327512	8/20/2001	8/20/2011	Registered
10453	Puerto Rico	IT’S THE S	25	Footwear and apparel.	42701	n/a	42701	n/a	3/16/2008	Registered
10454	Romania	IT’S THE S	25	Apparel, footwear, including socks, headgear, including hats, wigs and hairdo accessories.	46944	6/16/1998	29178	11/19/1997	11/19/2017	Registered
10455	Russia	IT’S THE S	25	Footwear, apparel, headgear.	97719348	12/16/1997	172804	12/16/1997	12/16/2017	Registered
10456	Singapore	IT’S THE S	25	Footwear, apparel, hats, headgear and socks.	n/a	n/a	T9714752	12/3/1997	12/3/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10804	Singapore	IT’S THE S (Chinese Script)	25	Clothing, footwear, headgear, hats and socks.	778898	7/31/1998	T9807788E	7/31/1998	7/31/2018	Registered
10946	Singapore	IT’S THE S (Chinese Transliteration)	25	Clothing, footwear, headgear, hats and socks.	778998	7/31/1998	T9807789C	7/31/1998	7/31/2018	Registered
10457	South Africa	IT’S THE S	25	Clothing, footwear, headgear.	9717673	n/a	9717673	11/18/1997	11/18/2017	Registered
10459	Spain	IT’S THE S	25	Footwear, apparel, hats.	2127703	11/21/1997	2127703	11/21/1997	11/21/2017	Registered
10460	Sweden	IT’S THE S	25	Clothing, footwear, headgear, top hats, gaiters, boots for sports, galoshes, half-boots, hats, hat frames, inner soles, skull caps, heels, cap peaks, caps, footwear uppers, ski boots, sandals, heelpieces for shoes, non-slipping devices for shoes, soles for footwear, beach shoes, garters, stocking suspenders, sock suspenders, heelpieces for stockings, stockings, sweat-absorbent stockings, hosiery, boots, slippers, wooden shoes, tips for footwear.	980655	1/28/1998	336645	4/20/2000	4/20/2020	Registered
10461	Switzerland	IT’S THE S	25	Clothing, footwear, headgear.	94661997	11/26/1997	451272	11/26/1997	11/26/2017	Registered
10462	Taiwan	IT’S THE S	25	Footwear, hats, headgear and socks.	86059428	11/21/1997	827161	11/15/1998	11/15/2018	Registered
10947	Taiwan	IT’S THE S (Chinese Transliteration)	25	All kinds of footwear.	87038935	n/a	868159	9/15/1999	9/15/2019	Registered
11001	Taiwan	IT’S THE S	25	All kinds of footwear.	87038936	n/a	8668158	9/15/1999	9/15/2019	Registered
9079	Turkey	IT’S THE S	25	Clothing made of all types of materials including inner and outer wear; socks, footwear, headwear; accessories.	2245497	4/16/1997	184263	4/16/1997	4/16/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10463	Turkey	IT’S THE S	25	Clothing made of all types of materials (inner and outer wear), socks, footwear, headwear, accessories, namely, t-shirts, sweatshirts, sweatpants, shorts, socks, various types of headwear (hats, berets, caps), various types of footwear (shoes, boots, sandals, various types of sports shoes according to the sports activities, slippers).	81433	12/29/1997	209050	12/29/1997	12/29/2017	Registered
9852	United Kingdom	IT’S THE S	25	Articles of outer clothing; apparel; coats; jackets; shirts; t-shirts; jumpers; sweatshirts; trousers; shorts; dresses; skirts; socks; belts; footwear; headgear; caps and hats.	2112934B	n/a	2112934B	10/16/1996	10/16/2016	Registered
10643	United Kingdom	IT’S THE S	25	Footwear; boots; shoes; clothing; articles of outer clothing; apparel; coats; jackets; shirts; t-shirts; jumpers; sweatshirts; trousers; shorts; dresses; skirts; socks; belts; headgear; caps; and hats.	2159216	2/25/1998	2159216	2/25/1998	2/25/2018	Registered
10782	United States	IT’S THE S (Stylized)	25	Footwear.	75/489,231	5/21/1998	2,284,971	10/12/1999	10/12/2019	Registered
10798	United States	IT’S THE S	35	Retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.	75/557,324	9/23/1998	2,409,860	12/5/2000	12/5/2020	Registered
20337	United States	IT’S THE S (Stylized)	25	Footwear.	77/758,931	6/12/2009	3,725,543	12/15/2009	6/12/2019	Registered
10464	Venezuela	IT’S THE S	25	n/a	2369397	11/24/1997	9723693	10/2/1998	10/30/2008	Registered
10465	Vietnam	IT’S THE S	25	All types of apparel and clothing, footwear and headgear.	N980287	2/7/1998	31238	8/7/1997	2/7/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21377	Australia	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Registered
21357	Brazil	JOIN THE RESISTANCE	25	Footwear.	830584285	4/13/2010				Pending
21358	Canada	JOIN THE RESISTANCE	25	Footwear.	1475981	4/7/2010				Pending
21359	Chile	JOIN THE RESISTANCE	25	Footwear.	900689	4/9/2010				Registered
21360	China	JOIN THE RESISTANCE	25	Footwear.	8192045	4/9/2010				Pending
21361	Colombia	JOIN THE RESISTANCE	25	Footwear.	10-04156	4/9/2010	412986	11/17/2010	11/17/2020	Registered
21378	Croatia	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Pending
21090	CTM	JOIN THE RESISTANCE	25	Footwear.	8990418	3/29/2010	8990418	10/19/2010	3/29/2020	Registered
21363	Hong Kong	JOIN THE RESISTANCE	25	Footwear.	301585008	4/13/2010	301585008	4/13/2010	4/12/2020	Registered
21364	India	JOIN THE RESISTANCE	25	Footwear.	1954109	4/21/2010				Pending
21365	Israel	JOIN THE RESISTANCE	25	Footwear.	228887	4/11/2010				Pending
21379	Japan	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Registered
21380	Korea	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Pending
21366	Malaysia	JOIN THE RESISTANCE	25	Footwear.	2010006391	4/13/2010				Pending
21367	Mexico	JOIN THE RESISTANCE	25	Footwear.	1082144	4/16/2010	1172325	4/16/2010	4/16/2020	Registered
22471	Mexico	JOIN THE RESISTANCE (Spanish Translation)	25	Footwear						Pending
21368	New Zealand	JOIN THE RESISTANCE	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	822357	4/12/2010	822357	2/23/2010	2/23/2020	Registered
21369	Panama	JOIN THE RESISTANCE	25	Footwear.	191127	6/25/2010				Pending
21370	Philippines	JOIN THE RESISTANCE	25	Footwear.	4-2010-003911	4/14/2010				Pending
21381	Russia	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Registered
21371	Saudi Arabia	JOIN THE RESISTANCE	25	Footwear.	154031	4/24/2010				Pending
21372	South Africa	JOIN THE RESISTANCE	25	Footwear.	2010/07593	4/12/2010				Pending
21373	Taiwan	JOIN THE RESISTANCE	25	Footwear.	99016832	4/14/2010	1441913	12/1/2010	11/30/2020	Registered
21374	Thailand	JOIN THE RESISTANCE	25	Footwear.	764723	4/20/2010				Pending
21382	Turkey	JOIN THE RESISTANCE	25	Footwear.	n/a	4/15/2010	1036833	4/15/2010	4/15/2020	Pending
21375	UAE	JOIN THE RESISTANCE	25	Footwear.	141282	4/15/2010				Pending
21089	United States	JOIN THE RESISTANCE	25	Footwear and apparel.	77/943,005	2/23/2010				Pending
21091	United States	JOIN THE RESISTANCE	32	Bottled water.	77/943,010	2/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21093	United States	JOIN THE RESISTANCE	42	Promoting public awareness of the need and importance of achieving and maintaining a healthy body weight and physical fitness.	77/943,022	2/23/2010				Pending
21376	Venezuela	JOIN THE RESISTANCE	25	Footwear.	65152010	5/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21669	Australia	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010				Pending
21650	Brazil	KEWL BREEZE	25	Apparel.	830678107	7/7/2010				Pending
19099	Canada	KEWL BREEZE	25	Footwear.	1,382,565	2/8/2008	TMA762,683	3/26/2010	3/26/2025	Registered
21651	Canada	KEWL BREEZE	25	Apparel.	1487718	7/7/2010				Pending
21652	Chile	KEWL BREEZE	25	Apparel.	912635	7/12/2010				Pending
18609	China	KEWL BREEZE	25	Footwear; apparel; football shoes; jumping shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6208525	8/7/2007	6208525	3/28/2010	3/27/2020	Registered
18631	China	KEWL BREEZE	16	Cartoon prints; cartoon strips; comic books; comic strips.	6214364	8/10/2007	6214364	2/21/2010	2/20/2020	Registered
21653	China	KEWL BREEZE	25	Tops; shirts; blouses; t-shirts; sweat shirts; sports jerseys; sweaters; bottoms; trousers; pants; sweat pants; shorts; jackets; coats; overcoats; pullovers; jumpers; dresses; skirts; beachwear; swimsuits; underwear; lingerie; headwear; hats; caps; beanies; visors; ties; socks; belts; gloves; scarves; wristbands	8581032	8/17/2010				Pending
21654	Colombia	KEWL BREEZE	25	Apparel.	10081940	7/7/2010				Pending
21670	Croatia	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010	1046512	7/6/2010	7/6/2020	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18337	CTM	KEWL BREEZE	16, 25	(Class 16) Publications, namely comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear and apparel.	5970611	6/6/2007	5970611	3/11/2008	5/4/2017	Registered
20410	CTM	KEWL BREEZE	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	8386815	6/25/2009	8386815	1/12/2010	6/25/2019	Registered
22043	CTM	KEWL BREEZE	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	9489221	11/2/2010	9489221	3/16/2011	11/2/2020	Registered
19101	Hong Kong	KEWL BREEZE	25	Footwear.	301043974	1/31/2008	301043874	1/31/2008	1/29/2018	Registered
21655	Hong Kong	KEWL BREEZE	25	Apparel.	301659736	7/9/2010				Pending
21656	India	KEWL BREEZE	25	Apparel.	1991762	7/9/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21657	Israel	KEWL BREEZE	25	Apparel.	231193	7/7/2010				Pending
18632	Japan	KEWL BREEZE	16	Cartoon prints, cartoon strips; comic books; comic strips.	882442007	8/10/2007	5120911	3/21/2008	3/20/2018	Registered
19853	Japan	KEWL BREEZE	25	Footwear [other than boots for sports and horse-riding boots].	n/a	n/a	954760	1/31/2008	1/31/2018	Registered
21671	Japan	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010	1046512	7/6/2010	7/6/2020	Registered
21672	Korea	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010				Pending
21658	Malaysia	KEWL BREEZE	25	Apparel.	2010012425	n/a				Pending
19015	Mexico	KEWL BREEZE	25	Footwear.	911790	2/6/2008	1028773	2/6/2008	2/5/2018	Registered
21659	Mexico	KEWL BREEZE	25	Apparel.	1102960	7/8/2010	1191001	7/8/2010	7/8/2020	Registered
21660	New Zealand	KEWL BREEZE	25	Apparel.	826923	7/8/2010	826923	2/17/2010	2/14/2020	Registered
21661	Panama	KEWL BREEZE	25	Apparel.	191494	7/7/2010				Pending
19018	Philippines	KEWL BREEZE	25	Footwear, namely shoes, sandals, boots, slippers.	4-2008-001443	2/5/2008	4-2008-001443	8/25/2008	8/25/2018	Registered
21662	Philippines	KEWL BREEZE	25	Apparel.	42010007423	7/8/2010				Pending
21673	Russia	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010				Pending
21663	Saudi Arabia	KEWL BREEZE	25	Apparel.	156953	7/10/2010				Pending
21664	South Africa	KEWL BREEZE	25	Apparel.	201014672	7/7/2010				Pending
19103	Taiwan	KEWL BREEZE	25	Footwear.	97005171	2/1/2008	1337556	11/16/2008	11/14/2018	Registered
21665	Taiwan	KEWL BREEZE	25	Apparel.	99032915	7/9/2010				Pending
21666	Thailand	KEWL BREEZE	25	Apparel.	722724	7/9/2010				Pending
21674	Turkey	KEWL BREEZE	25	Apparel.	A0020465	7/6/2010				Pending
21667	UAE	KEWL BREEZE	25	Apparel.	144597	7/11/2010				Pending
17475	United States	KEWL BREEZE	25	Footwear.	78/939,010	7/27/2006	3,247,387	5/29/2007	5/29/2017	Registered
17575	United States	KEWL BREEZE	16	Cartoon prints, cartoon strips, comic books and comic strips.	78/953,808	8/16/2006	3,332,834	11/6/2007	11/6/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20335	United States	KEWL BREEZE	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	77/758,876	6/12/2009				Pending
20776	United States	KEWL BREEZE	25	Apparel.	77/937,681	2/17/2010				Pending
22042	United States	KEWL BREEZE	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	85/162,345	10/27/2010				Pending
21668	Venezuela	KEWL BREEZE	25	Apparel.	119322010	7/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20259	Australia	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009	4/30/2019	Registered
20230	Brazil	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	901593362	4/24/2009				Pending
20241	Brazil	LUMINATORS	25	Footwear.	901593419	4/24/2009				Pending
20252	Canada	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	1,435,271	4/21/2009	TMA774,678	8/17/2010	8/17/2025	Registered
20253	Chile	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear, namely shoes, sneakers, sandals, slippers and boots.	861888	4/23/2009	872179	1/8/2010	1/8/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20260	China	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009		Pending
20231	Colombia	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	9040463	4/22/2009	393311	12/29/2009	12/29/2019	Registered
20242	Colombia	LUMINATORS	25	Footwear.	9040468	4/22/2009	393312	12/29/2009	12/29/2019	Registered
20261	Croatia	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009		Pending
20262	CTM	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009	4/30/2019	Registered
22399	CTM	LUMINATORS	9	Protective helmets; protective helmets for sports.	9791451	3/7/2011				Pending
22402	CTM	LUMINATORS	12	Bicycles, structural parts of bicycles.						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22405	CTM	LUMINATORS	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding						Pending
20254	Hong Kong	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	301329921	4/23/2009	301329921	4/23/2009	4/22/2019	Registered
20255	India	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	1814270	5/4/2009				Pending
20474	India	LUMINATORS	25	Footwear.	1814271	5/4/2009				Pending
20243	Israel	LUMINATORS	25	Footwear.	220222	4/21/2009	220222	10/12/2010	4/21/2019	Registered
20263	Japan	LUMINATORS	16, 25	(Class 16) Comic books, comic magazines, and graphic novels. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009	4/30/2019	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20264	Korea	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009	4/30/2019	Registered
20244	Malaysia	LUMINATORS	25	Footwear.	9006629	4/23/2009				Pending
20245	Mexico	LUMINATORS	25	Footwear.	1002789	4/23/2009	1124206	4/23/2009	4/23/2019	Registered
22400	Mexico	LUMINATORS	9	Protective helmets; protective helmets for sports.						Pending
22403	Mexico	LUMINATORS	12	Bicycles, structural parts of bicycles.						Pending
22406	Mexico	LUMINATORS	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding						Pending
20256	New Zealand	LUMINATORS	25	Footwear.	805497	4/24/2009	805497	1/26/2009	1/26/2019	Registered
20235	Panama	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	180654	4/22/2009	180654	4/22/2009	4/22/2019	Registered
20246	Panama	LUMINATORS	25	Footwear.	180653	4/22/2009	180653	4/22/2009	4/22/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20257	Philippines	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	4-2009-004158	4/27/2009				Pending
20265	Russia	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009	4/30/2019	Registered
20247	Saudi Arabia	LUMINATORS	25	Footwear.	143014	4/25/2009	113825	2/10/2010	1/6/2019	Registered
20237	South Africa	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	200907506	4/23/2009				Pending
20248	South Africa	LUMINATORS	25	Footwear.	200907507	4/23/2009				Pending
20258	Taiwan	LUMINATORS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98016665	4/23/2009	1392381	1/1/2010	12/31/2019	Registered
20238	Thailand	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	727640	4/23/2009				Pending
20249	Thailand	LUMINATORS	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots	727641	4/23/2009	TM318016	4/23/2009	4/22/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20266	Turkey	LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	n/a	4/30/2009	1001988	4/30/2009		Pending
20239	UAE	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	128550	4/26/2009				Pending
20250	UAE	LUMINATORS	25	Footwear.	128551	4/26/2009				Pending
19974	United States	LUMINATORS	25	Footwear.	77/656,617	1/26/2009	3,811,716	6/29/2010	6/29/2020	Registered
20059	United States	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/667,625	2/10/2009				Pending
22398	United States	LUMINATORS	9	Protective helmets; protective helmets for sports.	85/243,087	2/15/2011				Pending
22401	United States	LUMINATORS	12	Bicycles, structural parts of bicycles.	85/243,113	2/15/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22404	United States	LUMINATORS	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller-skating and skateboarding	85/243,137	2/15/2011				Pending
20240	Venezuela	LUMINATORS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	69062009	4/24/2009				Pending
20251	Venezuela	LUMINATORS	25	Footwear.	69072009	4/24/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14167	Australia	MARK NASON	25	Footwear and apparel.	936637	12/4/2002	936637	5/15/2003	12/4/2012	Registered
14168	Canada	MARK NASON	25	n/a	1172521	3/26/2003				Pending
19182	Canada	MARK NASON	25	Footwear.	1388776	3/26/2008				Pending
14169	China	MARK NASON	25	Footwear, clothing.	3408222	12/17/2002	3408222	11/5/2004	11/5/2014	Registered
20324	China	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear cases, neck cords and neck chains.	7470467	6/15/2009				Pending
20490	China	LOUNGE BY MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	7665477	9/2/2009				Pending
20958	China	LOUNGE BY MARK NASON	25	Footwear.	7665476	9/2/2009				Pending
14170	CTM	MARK NASON	25	Footwear, apparel, headgear.	2995532	12/2/2002	2955532	3/16/2007	12/1/2012	Registered
19858	CTM	MARK NASON	3	Cologne; eaux de toilette; fragrances; perfumes.	7448558	12/9/2008	7448558	7/21/2009	12/9/2018	Registered
20325	CTM	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	8469546	8/4/2009	8469546	2/1/2010	8/4/2019	Registered
20486	CTM	LOUNGE BY MARK NASON	09, 25	(Class 09) Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains. (Class 25) Footwear.	8520132	9/1/2009	8520132	3/1/2010	9/1/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20719	CTM	MARK NASON	9	Musical instrument amplifiers; speaker enclosures; and amplifier covers.	8790768	1/4/2010	8790768	6/22/2010	1/4/2020	Registered
14171	France	MARK NASON	25	Clothing and footwear (with the exception of orthopedic shoes.)	23197588	12/4/2002	23197588	12/4/2002	12/3/2012	Registered
14172	Germany	MARK NASON	25	Footwear, apparel, headgear.	30258996125	12/2/2002	30258996	1/14/2003	12/31/2012	Registered
14173	Hong Kong	MARK NASON	25	Footwear and apparel.	200218799	12/3/2002	10240	7/17/2003	10/3/2019	Registered
20491	Hong Kong	LOUNGE BY MARK NASON	09, 25	(Class 09) Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains. (Class 25) Footwear.	301419264	9/3/2009	301419264	9/3/2009	9/3/2019	Registered
20495	Hong Kong	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	301403577	8/11/2009	301403577	8/11/2009	8/10/2019	Registered
17171	Italy	MARK NASON	25	Footwear and apparel.	RM2006C002399	4/19/2006	1217602	10/2/2009	4/19/2016	Registered
14174	Japan	MARK NASON	25	Clothing, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, masquerade costume, special sporting and gymnastic wear, special sporting and gymnastic footwear.	1082282002	12/20/2002	4685511	6/20/2003	6/20/2013	Registered
20492	Japan	LOUNGE BY MARK NASON	09, 25	(Class 09) Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains. (Class 25) Footwear.	683902009	9/7/2009	5317014	4/16/2010	4/16/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20496	Japan	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases neck cords and neck chains.	610142009	8/10/2009	5292258	1/8/2010	1/8/2020	Registered
17809	Korea	MARK NASON	25	n/a	200651650	10/13/2006	400730383	12/6/2007	12/5/2017	Registered
14175	New Zealand	MARK NASON	25	Footwear and apparel.	670706	12/16/2002	670706	7/7/2003	10/3/2019	Registered
14176	Panama	MARK NASON	25	Footwear and apparel.	124597	12/11/2002	124597	10/10/2003	12/11/2012	Registered
14177	Philippines	MARK NASON	25	Footwear; namely shoes, and apparel; namely shirts, pants, jackets, coats, dresses, shorts, skirts, headwear, hats, socks and belts.	4.2003E+11	2/10/2003	42003001172	6/16/2006	6/15/2016	Registered
14178	South Africa	MARK NASON	25	Footwear and apparel.	200219318	12/5/2002	200219318	10/3/2002	12/4/2012	Registered
14179	Taiwan	MARK NASON	25	Footwear and apparel.	91051515	12/6/2002	1067265	11/15/2003	11/15/2013	Registered
20493	Taiwan	LOUNGE BY MARK NASON	09, 25	(Class 09) Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains. (Class 25) Footwear.	98038563	9/3/2009	1409703	5/1/2010	4/30/2020	Registered
20497	Taiwan	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases neck cords and neck chains.	98034549	8/11/2009	1399989	3/16/2010	3/15/2020	Registered
14180	United Kingdom	MARK NASON	25	Footwear and apparel.	2318812	12/10/2002	2318112	7/4/2003	12/10/2012	Registered
14110	United States	MARK NASON	25	Apparel; namely shirts, pants.	78/170,845	10/3/2002	3,133,663	8/22/2006	8/22/2016	Registered
15314	United States	MARK NASON	25	Footwear.	78/975,439	10/3/2002	2,865,769	7/20/2004	7/20/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18831	United States	MARK NASON	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport bags, duffle bags, rolling bags, messenger bags, backpacks, and luggage.	77/323,915	11/7/2007				Pending
19855	United States	MARK NASON	3	Cologne; eaux de toilette; fragrances; perfumes.	77/626,950	12/4/2008				Pending
20322	United States	MARK NASON	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	77/754,425	6/8/2009				Pending
20485	United States	LOUNGE BY MARK NASON	09, 25	(Class 09) Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains. (Class 25) Footwear.	77/814,557	8/27/2009				Pending
20718	United States	MARK NASON	9	Musical instrument amplifiers; speaker enclosures; and amplifier covers.	77/893,314	12/14/2009				Pending
14540	United States	THE MARK OF STYLE	25	Footwear.	78/215,972	2/18/2003	2,855,282	6/15/2004	6/15/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12945	Australia	MICHELLE K	25	Footwear	890047	9/24/2001	890047	4/18/2002	9/24/2011	Registered
12946	Canada	MICHELLE K	25	Footwear	1116318	9/21/2001	TMA661297	3/23/2006	3/22/2021	Registered
16542	Chile	MICHELLE K	25	Footwear and all types of apparel	707880	10/20/2005	775862	12/27/2006	12/26/2016	Registered
12947	China	SKECHERS BY MICHELLE K	25	Footwear	3063190	1/7/2002	3063190	4/27/2003	4/27/2013	Registered
15743	Colombia	MICHELLE K	25	Footwear and all types of apparel	4128539	12/24/2004	346003	8/8/2007	8/7/2017	Registered
15744	Costa Rica	MICHELLE K	25	Footwear and apparel	n/a	n/a	161230	8/18/2006	8/1/2016	Registered
12948	CTM	SKECHERS BY MICHELLE K	25	Footwear	2386845	9/24/2001	2386845	10/9/2002	9/24/2011	Registered
15346	CTM	MICHELLE K	25	Shoewear	3814118	5/4/2004	3814118	6/5/2010	5/4/2014	Registered
15746	El Salvador	MICHELLE K	25	Footwear and all types of apparel	20055045970	1/14/2005	91	6/21/2006	6/20/2016	Registered
12970	France	SKECHERS BY MICHELLE K	25	Footwear	13126646	10/18/2001	13126646	3/29/2002	10/17/2011	Registered
12971	Germany	SKECHERS BY MICHELLE K	25	Footwear	30155674125	9/19/2001	30155574	1/16/2002	9/30/2011	Registered
15748	Honduras	MICHELLE K	25	Clothing and footwear	2340704	12/23/2004	93868	5/25/2005	5/25/2016	Registered
12950	Japan	SKECHERS BY MICHELLE K	25	Footwear	863702001	9/25/2001	4581103	6/28/2002	6/28/2012	Registered
15347	Japan	MICHELLE K	25	Footwear and apparel	441482004	5/13/2004	4977419	8/11/2006	8/10/2016	Registered
15749	Nicaragua	MICHELLE K	25	Footwear and all types of apparel	200595	2/22/2005	83157LM	8/12/2005	8/11/2015	Registered
12952	Panama	SKECHERS BY MICHELLE K	25	Footwear	117718	10/19/2001	117718	10/19/2001	10/19/2011	Registered
15750	Panama	MICHELLE K	25	Footwear and apparel	140422	1/28/2005	140422	6/29/2005	1/28/2015	Registered
15751	Peru	MICHELLE K	25	Footwear and apparel	228264	1/3/2005	111411	10/27/2005	10/27/2015	Registered
12954	South Africa	SKECHERS BY MICHELLE K	25	Footwear	200116393	10/16/2001	200116393	9/10/2001	9/18/2011	Registered
12955	Taiwan	SKECHERS BY MICHELLE K	25	Footwear	90039078	9/21/2001	1027488	12/16/2002	6/30/2013	Registered
12972	United Kingdom	SKECHERS BY MICHELLE K	25	Footwear	2282260	10/3/2001	2282260	9/27/2002	10/3/2011	Registered
14515	United States	MICHELLE K	18	All-purpose sports and athletic bags, tote bags, carry-on bags	78/210,820	2/5/2003	3,248,040	5/29/2007	5/29/2017	Registered
14576	United States	MICHELLE K	25	Apparel, namely shirts, pants	78/225,124	3/13/2003	3,142,810	9/12/2006	9/12/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
15364	United States	MICHELLE K	35	Retail footwear store services, mail order catalog servicse featuring footwear and online retail store services featuring footwear	78/975,516	2/5/2003	2,890,466	9/28/2004	9/28/2014	Registered
22776	United States	MICHELLE K	25	Footwear	85/307,876	4/28/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19212	Canada	Design (Bear)	25	Footwear, namely shoes, boots and sandals.	1388777	3/26/2008	TMA744186	7/28/2009	7/28/2024	Registered
22424	Chile	ELASTICA	25	All products of class 25 excluding socks, panties and underwear.	875686	6/28/1996	7/17/4297	10/15/2003	10/15/2013	Registered
18873	China	S Design (Performance S)	25	Footwear.	6383851	11/16/2008				Pending
18908	China	NANOLITE	25	Footwear.	6442075	12/17/2007	6552075	5/28/2010	5/27/2020	Registered
18909	China	S LIGHTS	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6442081	12/17/2007	6442081	5/28/2010	5/27/2020	Registered
18909	China	S LIGHTS	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6442081	12/17/2007				Pending
18910	China	SKECH-AIR	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6442080	12/17/2007	6442080	5/28/2010	5/28/2020	Registered
19409	China	NANOLITE	17	Semi-processed plastic substances; artificial resins [semi-finished products]	6442076	12/17/2007	6442076	3/28/2010	3/27/2020	Registered
19214	China	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
15368	CTM	S Design (Performance S)	25	Footwear.	3867579	6/2/2004	3867579	1/27/2006	6/2/2014	Registered
17073	CTM	Design (H Design)	25	Footwear and apparel.	4897914	2/13/2006	4897914	1/15/2007	2/12/2016	Registered
17074	CTM	HURRICANE BY 310	25	Footwear and apparel.	4897922	2/13/2006	4897922	1/15/2007	2/12/2016	Registered
18864	CTM	ROCK THIS WAY	25	Footwear.	6478986	n/a	6478986	9/17/2008	12/1/2017	Registered
19114	CTM	ROCK LIVES	25	Footwear.	6622245	1/30/2008	6622245	11/12/2008	1/30/2018	Registered
19420	CTM	Design (Star in Heart)	25	Footwear.	6970801	5/28/2008	6970801	12/16/2008	5/28/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19524	CTM	FIZZ ED	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	7381999	11/12/2008	7381999	6/16/2009	11/12/2018	Registered
19526	CTM	KLEETZ	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	7379324	11/12/2008	7379324	6/16/2009	11/12/2018	Registered
19594	CTM	Design (A Design)	25	Footwear.	7193592	n/a	7193592	8/27/2008	8/27/2018	Registered
20332	CTM	Design (Stripe Design Right Shoe)	25	Footwear.	8315707	5/22/2008	8315707	11/11/2009	11/11/2014	Registered
20333	CTM	Design (Stripe Design Left Shoe)	25	Footwear.	8315781	5/22/2008	8315781	11/11/2009	11/11/2014	Registered
20362	CTM	SHMITTY MCFUNKLE AND STUMP	25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel.	8378127	6/22/2009	8378127	12/11/2009	6/22/2019	Registered
20407	CTM	TEEN LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	8386674	6/25/2009	8386674	1/12/2010	6/25/2019	Registered
20408	CTM	RELAXED FIT (Stylized)	25	Footwear.	8386765	6/25/2009	8386765	2/22/2010	6/25/2019	Registered
20463	CTM	TRIM UPS	25	Footwear.	8466294	8/1/2009	8466294	1/21/2010	8/3/2019	Registered
20480	CTM	Design (Phoenix)	25	Footwear.	8466261	8/3/2009	8466261	1/21/2010	8/3/2019	Registered
20507	CTM	KINETIC WAVE TECHNOLOGY	25	Footwear.	8522286	9/2/2009	8522286	1/31/2010	9/2/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20509	CTM	KWT	25	Footwear.	8522328	9/2/2009	8522328	1/31/2010	9/2/2019	Registered
20527	CTM	SPORTY SHORTY	16, 25, 41	(Class 16) Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips; graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	8542607	9/11/2009	8542607	3/8/2010	9/11/2019	Registered
20671	CTM	PRETTY TALL	25	Footwear.	8654493	11/2/2009	8654493	7/26/2010	11/2/2019	Registered
20682	CTM	Design (V Design)	25	Footwear.	8798829	1/8/2010	8798829	6/1/2010	1/8/2020	Registered
20710	CTM	MOTION CONTROL CAGE	25	Footwear.	8790743	1/4/2010	8790743	5/24/2010	1/4/2020	Registered
20715	CTM	REBOUND AIR TECHNOLOGY	25	Footwear.	8790735	1/4/2010	8790735	5/24/2010	1/4/2020	Registered
20721	CTM	GET TONED WITHOUT SETTING FOOT IN A GYM	25	Footwear.	8790727	1/4/2010	8790727	6/2/2010	1/4/2020	Registered
20726	CTM	ROLL BRIDGE	25	Footwear.	8790677	1/4/2010	8790677	5/24/2010	1/4/2020	Registered
20728	CTM	COMBINATION WAVE TECHNOLOGY	25	Footwear.	8790644	1/4/2010	8790644	5/24/2010	1/4/2020	Registered
20732	CTM	3D MULTI CUSHION	25	Footwear.	8790859	1/4/2010	8790859	5/24/2010	1/4/2020	Registered
19215	CTM	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
20734	CTM	3D RESISTANCE	25	Footwear.	8790842	1/4/2010	8790842	5/24/2010	1/4/2020	Registered
20746	CTM	3D TONE UPS	25	Footwear.	8790818	12/30/2009	8790818	1/4/2010	1/4/2020	Registered
20847	CTM	SRR	25	Footwear.	8986441	3/26/2010	8986441	8/18/2010	3/26/2020	Registered
20851	CTM	SRT	25	Footwear.	8986391	3/26/2010	8986391	8/18/2010	3/26/2020	Registered
20855	CTM	SFT	25	Footwear.	8986424	3/26/2010	8986424	8/18/2010	3/26/2020	Registered
20863	CTM	Design (D3)	25	Footwear.	8986705	3/26/2010				Pending
20910	CTM	BURN METER	25	Footwear.	8986366	3/26/2010	8986366	8/18/2010	3/26/2020	Registered
20912	CTM	KINETIC ROLLING WAVE TECHNOLOGY	25	Footwear.	8986309	3/26/2010	8986309	8/18/2010	3/26/2020	Registered
20914	CTM	MAKE YOUR BOTTOM HALF YOUR BETTER HALF	25	Footwear.	8986234	3/26/2010	8986234	8/18/2010	3/26/2020	Registered
20921	CTM	KINETIC CORE TECHNOLOGY	25	Footwear.	8986218	3/26/2010	8986218	8/18/2010	3/26/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20923	CTM	KINETIC POD TECHNOLOGY	25	Footwear.	8986168	3/26/2010	8986168	8/18/2010	3/26/2020	Registered
20925	CTM	REVV AIR	25	Footwear.	8986101	3/26/2010	8986101	8/18/2010	3/26/2020	Registered
20927	CTM	LUMA-GOO	25	Footwear.	8989667	3/29/2010	8989667	8/18/2010	3/29/2020	Registered
21023	CTM	KINETIC PODS	25	Footwear.	8989691	3/29/2010	8989691	8/18/2010	3/29/2020	Registered
21032	CTM	EXTENDED FITNESS	25	Footwear.	8989907	3/29/2010	8989907	8/18/2010	3/29/2020	Registered
21034	CTM	XT	25	Footwear.	8989873	3/29/2010				Pending
21036	CTM	EXTENDED TRAINING	25	Footwear.	8989949	3/29/2010	8989949	8/18/2010	3/29/2020	Registered
21066	CTM	MAKE YOUR BOTTOM HALF YOUR BETTER HALF	25	Footwear.	9005091	4/6/2010	9005091	8/24/2010	4/6/2020	Registered
21068	CTM	ROCK THE WALK	25	Footwear.	9005265	4/6/2010	9005265	8/24/2010	4/6/2020	Registered
21082	CTM	XF	25	Footwear.	8990202	3/29/2010	8990202	8/18/2010	3/29/2020	Registered
21105	CTM	A.S.I.	25	Footwear.	9005299	4/6/2010	9005299	8/24/2010	4/6/2020	Registered
21107	CTM	ASI	25	Footwear.	9005431	4/6/2010	9005431	8/24/2010	4/6/2020	Registered
21109	CTM	KINETIC TONING PODS	25	Footwear.	9005216	4/6/2010	9005216	8/24/2010	4/6/2020	Registered
21114	CTM	BI-FIT	25	Footwear.	9005422	4/6/2010				Pending
21140	CTM	EXTENDED TRAINER	25	Footwear.	9025701	4/14/2010	9025701	9/2/2010	4/14/2020	Registered
21144	CTM	XF EXTENDED FITNESS (Stylized)	25	Footwear.	9025991	4/14/2010	9025991	9/2/2010	4/14/2020	Registered
21146	CTM	XT EXTENDED TRAINER (Stylized)	25	Footwear.	9026022	4/14/2010				Pending
21148	CTM	XW EXTENDED WEAR (Stylized)	25	Footwear.	9026048	4/14/2010	9026048	9/2/2010	4/14/2020	Registered
21154	CTM	AT ALL TERRAIN (Stylized)	25	Footwear.	9026097	4/14/2010	9026097	9/2/2010	4/14/2020	Registered
21169	CTM	FITNESS IS A SPORT	25	Footwear.	9005182	4/6/2010	9005182	8/28/2010	4/6/2020	Registered
21171	CTM	WHY WASTE ANOTHER STEP	25	Footwear.	9039629	4/20/2010	9039629	9/14/2010	4/20/2020	Registered
21201	CTM	TUFF SCUFF	25	Footwear.	9025815	4/14/2010	9025818	9/2/2010	4/14/2020	Registered
21203	CTM	BACK STAGE	25	Footwear.	9005364	4/6/2010	9005364	8/24/2010	4/6/2020	Registered
21205	CTM	BACK STAGE BY SKECHERS	25	Footwear.	9039331	4/20/2010	9039331	9/14/2010	4/20/2020	Registered
21207	CTM	GET MORE OUT OF YOUR WORKOUT	25	Footwear.	9025826	4/14/2010				Pending
21236	CTM	SOLAR-RIDES	25	Footwear.	9025883	4/14/2010				Pending
21253	CTM	RUN LESS. GET MORE.	25	Footwear.	9039561	4/20/2010	9039561	9/14/2010	4/20/2020	Registered
21388	CTM	BIAXIAL	25	Footwear.	9039595	4/20/2010	9039595	9/14/2010	4/20/2020	Registered
21389	CTM	FREE TONES	25	Footwear.	9039355	4/20/2010	9039355	9/14/2010	4/20/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21390	CTM	CORE TONES	25	Footwear.	9039397	4/20/2010	9039397	9/14/2010	4/20/2020	Registered
21402	CTM	S Design (Performance S Parallel)	25	Footwear.	9147042	6/2/2010	9147042	10/19/2010	6/2/2020	Registered
21453	CTM	SMART WALKER	25	Footwear.	9180415	6/16/2010	9180415	11/2/2010	6/16/2020	Registered
21455	CTM	SMART RUNNER	25	Footwear.	9180431	6/16/2010	9180431	11/3/2010	6/16/2020	Registered
21457	CTM	SMART TRAINER	25	Footwear.	9180464	6/16/2010	9180464	11/3/2010	6/16/2020	Registered
21509	CTM	SET THE TONE	25	Footwear.	9262353	7/21/2010	9262353	12/7/2010	7/21/2020	Registered
21511	CTM	SXT	25	Footwear.	n/a	n/a				Pending
21515	CTM	SXT SKECHERS X TRAINER	25	Footwear.	9262486	7/21/2010				Pending
21519	CTM	WELCOME TO THE FUTURE OF AIR	25	Footwear.	9262502	7/21/2010	9262502	12/7/2010	7/21/2020	Registered
21521	CTM	MAC N RONI	25	Footwear.	9294489	4/8/2010	9294489	1/17/2011	8/4/2020	Registered
21540	CTM	T.P.U.-VIS	25	Footwear.	9262692	7/21/2010	9262692	12/7/2010	7/21/2020	Registered
21557	CTM	RESALYTE	25	Footwear.	9262437	7/21/2010	9262437	12/7/2010	7/21/2020	Registered
21559	CTM	S2 LITE	25	Footwear.	9262585	7/21/2010	9262585	12/7/2010	7/21/2020	Registered
21561	CTM	RESILITE	25	Footwear.	9262411	7/21/2010	9262411	12/7/2010	7/21/2020	Registered
21589	CTM	I’M DOING IT NOW	25	Footwear.	9294521	8/4/2010	9294521	12/22/2010	8/4/2020	Registered
21589	CTM	I’M DOING IT NOW	25	Footwear.	n/a	n/a				Pending
21784	CTM	SUNFLOWERS	25	Footwear.	9302134	9/8/2010	9302134	12/27/2010	8/9/2020	Registered
21821	CTM	SRR POWER RUNNER (Outline)	25	Footwear.	9346149	9/1/2010	9346149	1/18/2011	9/1/2020	Registered
21823	CTM	SRR POWER RUNNER	25	Footwear.	9346131	9/1/2010	9346131	1/18/2011	9/1/2020	Registered
21853	CTM	XT EXTENDED TRAINING	25	Footwear.	9346107	9/1/2010	9346107	1/18/2011	9/1/2020	Registered
21942	CTM	DON’T WASTE ANOTHER STEP	25	Footwear.	9451774	10/15/2010				Pending
21152	CTM	SRT SKECHERS RESISTANCE TRAINER (Stylized)	25	Footwear.	9026063	4/14/2010	9026063	9/2/2010	4/14/2020	Registered
22002	CTM	SRR2	25	Footwear.	9472952	10/26/2010	9472952	3/8/2011	10/26/2020	Registered
22085	CTM	PRIMA BALLERINA	25	Footwear.	9576174	12/6/2010				Pending
22092	CTM	SRR PRO RIDE	25	Footwear, excluding winter sports footwear.	9578386	12/7/2010				Pending
22094	CTM	COMPETE SKECHERS FITNESS GROUP	25	Footwear.	9578402	12/7/2010				Pending
22098	CTM	VARUS BOTTOM TECHNOLOGY	25	Footwear.	9578411	12/7/2010				Pending
22100	CTM	PRO-TRAIN	25	Footwear.	9578444	12/7/2010				Pending
22103	CTM	S Design (Compete)	25	Footwear.	9578451	12/7/2010				Pending
22105	CTM	S Design (Liv)	25	Footwear.	9578485	12/7/2010				Pending
22107	CTM	PRO-MILES	25	Footwear						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22109	CTM	PRO-CUSHION	25	Footwear						Pending
22111	CTM	PRO-DISTANCE	25	Footwear						Pending
22113	CTM	PRO RESISTANCE	25	Footwear						Pending
22115	CTM	PRO-TR	25	Footwear.	9578501	12/7/2010				Pending
22121	CTM	PROGRESSIVE RIDE (Stylized)	25	Footwear, excluding winter sports footwear.	9578519	12/7/2010				Pending
22232	CTM	LUMA-BANDS	14	Bracelets; jewelry	9613472	12/21/2010				Pending
22234	CTM	RUN (Stylized)	25	Footwear.	9613704	12/21/2010				Pending
22334	CTM	E-WAVE	25	Footwear.	9775231	3/1/2011				Pending
22377	CTM	SECRET LIGHTS	25	Footwear.	9775818	3/1/2011				Pending
22420	CTM	SRR II (Design)	25	Footwear						Pending
22499	CTM	N.M.T.	25	Footwear	9791393	3/7/2011				Pending
22503	CTM	SKECH TECHS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	9752262	2/11/2011				Pending
22506	CTM	SKECH TECH	25	Footwear						Pending
21817	CTM	SRT SKECHERS RADIUS TONER	25	Footwear.	9346172	9/1/2010	9346172	1/18/2011	9/1/2020	Registered
22569	CTM	NATURAL STRIDE	25	Footwear						Pending
21150	CTM	SFT SKECHERS FITNESS TRAINER (Stylized)	25	Footwear.	9026055	4/14/2010	9026055	9/2/2010	4/14/2020	Registered
21849	CTM	SRT SKECHERS RADIUS TRAINER	25	Footwear.	9451791	10/15/2010				Pending
21873	CTM	BOB’S BY SKECHERS	25	Footwear.	9346081	9/1/2010	9346081	1/18/2011	9/1/2020	Registered
21875	CTM	BOB’S FROM SKECHERS	25	Footwear.	9346231	9/1/2010	9346231	1/18/2011	9/1/2020	Registered
19213	Hong Kong	Design (Bear)	25	Footwear.	301080189	3/27/2008	301080189	3/27/2008	3/27/2018	Registered
22074	Israel	S Design (via Karizma)	25	Clothing, footwear, headgear, all included in class 25.	167510	10/21/2003	167510	10/21/2003	10/21/2013	Registered
22075	Israel	S Design (Reversed) (via Karizma)	25	Clothing, footwear, headgear, all included in class 25.	167511	10/21/2003	167511	10/21/2003	10/21/2013	Registered
18869	Italy	ROCK THIS WAY	25	Footwear.	RM2008C003206	5/21/2008				Pending
19216	Japan	Design (Bear)	25	Footwear.	n/a	3/28/2008	959417	3/2/2008	3/28/2018	Registered
21914	Japan	KTP KINETIC TONING PODS	25	Footwear.	201071285	9/9/2010	5377309	12/17/2010	12/17/2020	Registered
13026	Japan	G-TECH	25	Footwear and apparel.	998532001	11/7/2001	4635279	1/10/2003	1/10/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
15367	Japan	S Design (Performance S)	25	Footwear.	509982004	6/2/2004	4824944	12/10/2004	12/9/2014	Registered
17075	Japan	Design (H Design)	25	Clothing, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, masquerade costume, special sporting and gymnastic wear; special sporting and gymnastic footwear.	129802006	2/15/2006	4975636	8/4/2006	8/3/2016	Registered
20717	Japan	ELASTICA	23, 24, 25	Footwear, special sporting and gymnastic wear, and special sporting and gymnastic footwear.	456652005	5/24/2005	49034812	10/21/2005	10/21/2015	Registered
19160	Japan	NANO LITE	25	Footwear (excluding horse-riding boots)	95732008	2/12/2008	5170608	10/3/2008	10/2/2018	Registered
21571	Japan	PRETTY TALL	25	Footwear.	2010044014	6/3/2010	5353955	9/17/2010	9/17/2020	Registered
21582	Japan	SPORTY SHORTY	25	Shoes, sneakers, sandals, slippers, boots and other footwear.	201044378	6/4/2010	5353956	9/17/2010	9/17/2020	Registered
21910	Japan	KWT	25	Footwear.	201071279	9/9/2010	5380672	1/7/2011	1/7/2021	Registered
21911	Japan	S2 LITE	25	Footwear.	201071283	9/9/2010				Pending
21912	Japan	SRT	25	Footwear.	201071280	9/9/2010	5380673	1/7/2011	1/7/2021	Registered
21913	Japan	KTP	25	Footwear.	201071284	9/9/2010	5377308	12/17/2010	12/17/2020	Registered
22072	Japan	MOTION CONTROL CAGE	25	Footwear; special sports shoes.	201086388	11/5/2010				Pending
22588	Japan	PRO SPEED	25	Footwear	2011-19239	3/17/2011				Pending
22589	Japan	PRO RESISTANCE	25	Footwear	2011-19235	3/17/2011				Pending
22591	Japan	Smart Shoe (Design)	25	Footwear	2011-19237	3/17/2011				Pending
22592	Japan	Exo-Skin (Design)	25	Footwear	2011-19238	3/17/2011				Pending
22593	Japan	Run IIII (Design)	25	Footwear	2011-19340	3/17/2011				Pending
21906	Japan	SRT SKECHERS RADIUS TRAINER	25	Footwear.	201071287	9/9/2010	5380675	1/7/2011	1/7/2021	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22015	Korea	SRR	10	Heart rate monitors for athletic and medical use	40201052613	10/13/2010				Pending
22016	Korea	SRR	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052616	10/13/2010				Pending
22017	Korea	SRR	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052618	10/13/2010				Pending
22018	Korea	SRR	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052620	10/13/2010				Pending
19504	Kosovo	S Design (Performance S)	25	n/a	n/a	n/a	1215	7/23/2008	1/5/2016	Registered
19217	Mexico	Design (Bear)	25	Footwear.	923098	3/27/2008	1073132	3/27/2008	3/26/2018	Registered
18622	Mexico	S SOLOS and Design	25	Clothing, shoes, headwear.	n/a	n/a	534645	9/4/2006	9/4/2016	Registered
22444	Mexico	KINETIC TONING PODS	25	Footwear	1154794					Pending
19450	Mexico	KALLI	25	Footwear.	497355	n/a	941928	6/30/2006	1/20/2011	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22348	Mexico	Design (Shoe Upper Style 12320)	25	Footwear						Pending
22349	Mexico	Design (Periphery of an Outsole Style 90087)	25	Footwear						Pending
22350	Mexico	Design (Shoe Upper Style 12340)	25	Footwear						Pending
22351	Mexico	Design (Periphery of an Outsole Style 90855)	25	Footwear						Pending
22352	Mexico	Design (Shoe Upper Style 52041)	25	Footwear						Pending
22353	Mexico	Design (Periphery of an Outsole Style 90110)	25	Footwear						Pending
22354	Mexico	Design (Shoe Upper Style 51510)	25	Footwear						Pending
22355	Mexico	Design (Periphery of an Outsole Style 51510)	25	Footwear						Pending
22356	Mexico	Design (Shoe Upper Style 51501)	25	Footwear						Pending
22357	Mexico	Design (Periphery of an Outsole Style 51501)	25	Footwear						Pending
22358	Mexico	Design (Shoe Upper Style 12360)	25	Footwear						Pending
22359	Mexico	Design (Periphery of an Outsole Style 12360)	25	Footwear						Pending
22360	Mexico	Design (Shoe Upper Style 11814)	25	Footwear						Pending
22361	Mexico	Design (Periphery of an Outsole Style 11814)	25	Footwear						Pending
22362	Mexico	Design (Shoe Upper Style 52080)	25	Footwear						Pending
22363	Mexico	Design (Periphery of an Outsole Style 91466)	25	Footwear						Pending
22364	Mexico	Design (Periphery of an Outsole Style 13003)	25	Footwear						Pending
22421	Mexico	SRR II (Design)	25	Footwear	1154814					Pending
22426	Mexico	XF EXTENDED FITNESS	25	Footwear	1154795					Pending
22427	Mexico	XT EXTENDED TRAINING	25	Footwear	1154824					Pending
22429	Mexico	AT ALL TERRAIN	25	Footwear	1154647					Pending
22430	Mexico	XW EXTENDED WEAR	25	Footwear	1154816					Pending
22431	Mexico	S2 LITE	25	Footwear	1154817					Pending
22432	Mexico	HEALTHY LIVING	25	Footwear	1154648					Pending
22437	Mexico	SRR POWER RUNNER	25	Footwear	1154642					Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22440	Mexico	SXT SKECHERS X TRAINER	25	Footwear	1154656					Pending
22441	Mexico	SMART RUNNER	25	Footwear	1154655					Pending
22442	Mexico	SMART TRAINER	25	Footwear	1154654					Pending
22443	Mexico	SMART WALKER	25	Footwear	1154653					Pending
22449	Mexico	SRR	25	Footwear	1154792					Pending
22451	Mexico	PRO RESISTANCE	25	Footwear	1154791					Pending
22452	Mexico	PRO SPEED	25	Footwear	1154790					Pending
22453	Mexico	PRO-TR	25	Footwear	1154789					Pending
22454	Mexico	SMART SHOE	25	Footwear	1154787					Pending
22456	Mexico	RESAMAX	25	Footwear	1154785					Pending
22457	Mexico	RESALYTE	25	Footwear	1154829					Pending
22458	Mexico	MAKE YOUR BOTTOM HALF YOUR BETTER HALF	25	Footwear	66500					Pending
22459	Mexico	GET MORE OUT OF YOUR WORKOUT	25	Footwear	66499					Pending
22462	Mexico	DON’T WASTE ANOTHER STEP	25	Footwear	66496					Pending
22463	Mexico	I’M DOING IT NOW	25	Footwear	66497					Pending
22465	Mexico	WELCOME TO THE FUTURE OF AIR	25	Footwear	66492					Pending
22466	Mexico	RUN LESS. GET MORE.	25	Footwear	66493					Pending
22468	Mexico	GET BACK IN THE GAME	25	Footwear	66495					Pending
22469	Mexico	MAKE YOUR BOTTOM HALF YOUR BETTER HALF (Spanish Translation)	25	Footwear						Pending
22470	Mexico	GET MORE OUT OF YOUR WORKOUT (Spanish Translation)	25	Footwear						Pending
22473	Mexico	DON’T WASTE ANOTHER STEP (Spanish Translation)	25	Footwear						Pending
22474	Mexico	I’M DOING IT NOW (Spanish Translation)	25	Footwear						Pending
22476	Mexico	WELCOME TO THE FUTURE OF AIR (Spanish Translation)	25	Footwear						Pending
22477	Mexico	RUN LESS. GET MORE. (Spanish Translation)	25	Footwear						Pending
22479	Mexico	GET BACK IN THE GAME (Spanish Translation)	25	Footwear						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22480	Mexico	Smart Shoe (Design)	25	Footwear	1154798					Pending
22481	Mexico	Barefoot Last (Design)	25	Footwear	1154799					Pending
22482	Mexico	Tongue Lock (Design)	25	Footwear	1154800					Pending
22483	Mexico	Multi Flex (Design)	25	Footwear	1154801					Pending
22484	Mexico	Pressure Diffusion Plate (Design)	25	Footwear	1154802					Pending
22485	Mexico	Exo-Skin (Design)	25	Footwear	1154803					Pending
22486	Mexico	Vari-Lock (Design)	25	Footwear	1154804					Pending
22487	Mexico	Lock-Fit (Design)	25	Footwear	1154805					Pending
22488	Mexico	Fit Band (Design)	25	Footwear	1154806					Pending
22489	Mexico	Sock-Fit (Design)	25	Footwear	1154811					Pending
22490	Mexico	Kinetic Return System (Design)	25	Footwear	1154812					Pending
22491	Mexico	Varus Bottom Technology (Design)	25	Footwear	1154810					Pending
22492	Mexico	Resalyte (Design)	25	Footwear	1154809					Pending
22493	Mexico	Resamax (Design)	25	Footwear	1154807					Pending
22494	Mexico	Mid-Foot Striker (Design)	25	Footwear	1154808					Pending
22495	Mexico	Progressive Ride (Design)	25	Footwear	1154813					Pending
22496	Mexico	Run IIII (Design)	25	Footwear	1154815					Pending
22497	Mexico	COMPETE	25	Footwear	1154797					Pending
22500	Mexico	N.M.T.	25	Footwear						Pending
22504	Mexico	SKECH TECHS	25	Footwear						Pending
22507	Mexico	SKECH TECH	25	Footwear						Pending
22540	Mexico	E-WAVE	25	Footwear						Pending
22570	Mexico	NATURAL STRIDE	25	Footwear						Pending
22428	Mexico	SRT SKECHERS RADIUS TRAINER	25	Footwear	1154645					Pending
19489	Montenegro	S Design (Performance S)	25	n/a	n/a	n/a				Pending
19218	Philippines	Design (Bear)	25	Footwear, namely shoes, sandals, boots, slippers.	42008003781	4/2/2008	42008003781	12/22/2008	12/22/2018	Registered
15436	Philippines	S Design (Performance S)	25	n/a	42004006620	7/26/2004				Pending
21606	Serbia	Design (SHAPE-UPS SHOE BOX)	25	Footwear.	Z10872010	6/17/2010	61532	6/17/2010	6/17/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
16987	Serbia and Montenegro	S Design (Performance S)	25	Footwear and apparel.	Z92006	1/5/2006	52239	3/25/2007	1/4/2016	Registered
19219	Taiwan	Design (Bear)	25	Footwear.	97013457	3/26/2008	1344313	1/1/2009	12/28/2018	Registered
19211	United States	Design (Bear)	25	Footwear.	77/427,338	3/20/2008	3,488,573	8/19/2008	8/19/2018	Registered
8297	United States	STREET CLEAT	25	Footwear.	74/569,793	9/6/1994	2,079,608	7/15/1997	7/15/2017	Registered
10652	United States	S LIGHTS	25	Footwear.	75/443,560	3/3/1998	2,261,697	7/13/1999	7/13/2019	Registered
11749	United States	G-TECH	25	Footwear.	75/824,521	10/18/1999	2,498,948	10/16/2001	10/16/2011	Registered
13694	United States	Design (Slipping Man)	25	Footwear.	78/162,384	9/10/2002	2,833,235	4/13/2004	4/13/2014	Registered
15049	United States	S Design (Performance S)	25	Footwear.	78/336,350	12/4/2003	2,916,380	1/4/2005	1/4/2015	Registered
15821	United States	SKEVA	25	Footwear.	78/579,452	3/3/2005	3,059,087	2/14/2006	2/14/2016	Registered
21848	United States	SRT SKECHERS RADIUS TRAINER	25	Footwear.	85/147,892	10/7/2010				Pending
15851	United States	BIRD 33	25	Footwear.	78/580,750	3/4/2005	3,221,383	3/27/2007	3/27/2017	Registered
16177	United States	Design (H Design)	25	Footwear, wristbands, shirts, t-shirts and sweat shirts.	78/662,663	7/1/2005	3,659,381	7/21/2009	7/21/2019	Registered
21872	United States	BOB’S BY SKECHERS	25	Footwear.	85/117,016	8/26/2010				Pending
21874	United States	BOB’S FROM SKECHERS	25	Footwear.	85/117,022	8/26/2010				Pending
17071	United States	HURRICANE	25	Footwear.	78/819,991	2/21/2006	3,251,076	6/12/2007	6/12/2017	Registered
17121	United States	ROCK NEVER DIES	25	Footwear.	78/827,737	3/2/2006	3,339,494	11/20/2007	11/20/2017	Registered
17543	United States	SKECH-AIR	25	Footwear.	78/960,584	8/25/2006	3,403,616	3/25/2008	3/25/2018	Registered
17863	United States	SKECH TECHS	25	Footwear.	77/048,313	11/20/2006	3,399,073	3/18/2008	3/18/2018	Registered
17877	United States	SUPER-Z	25	Footwear.	77/063,700	12/13/2006	3,296,644	9/25/2007	9/25/2017	Registered
18114	United States	Design (A Design)	25	Footwear.	77/427,289	3/20/2008	3,488,571	8/19/2008	8/19/2018	Registered
18186	United States	SPRINKLES	25	Footwear.	77/427,132	3/20/2008				Pending
18696	United States	Design (Phoenix)	25	Footwear.	77/335,555	11/21/2007	3,461,995	7/8/2008	7/8/2018	Registered
18763	United States	NANOLITE	25	Footwear.	77/299,888	10/9/2007				Pending
18840	United States	SPRINKLES	16	Cartoon prints; Cartoon strips; Comic books; Comic strips	77/323,121	11/6/2007				Pending
21151	United States	SRT SKECHERS RESISTANCE TRAINER (Stylized)	25	Footwear.	85/005,725	4/3/2010				Pending
18863	United States	ROCK THIS WAY	25	Footwear.	77/335,280	11/21/2007				Pending
18923	United States	HOT FUDGE	16	Publications, namely, comic books, comic magazines, cartoon prints, graphic novels and printed stories in illustrated form featured in books and magazines.	77/975,233	9/6/2007				Pending
18974	United States	RELAXED FIT	25	Footwear.	77/529,889	7/23/2008	3,758,513	3/9/2010	3/9/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19159	United States	NANO LITE	25	Footwear.	77/409,050	2/28/2008	3,811,382	6/29/2010	6/29/2020	Registered
21102	United States	ADVANCED STABILIZATION INSOLE	25	Footwear.	77/960,611	3/16/2010				Pending
19405	United States	HAMSTERFLY PICTURES	16, 41	(Class 16) Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips; graphic novels and printed stories in illustrated form featured in books and magazines (Class 41) Motion picture film production.	77/504,707	6/20/2008				Pending
19417	United States	Design (Star in Heart)	25	Footwear.	77/479,652	5/20/2008				Pending
19523	United States	FIZZ ED	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	77/540,686	8/6/2008				Pending
19525	United States	KLEETZ	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	77/540,749	8/6/2008				Pending
19547	United States	Design (Stripe Design Right Shoe)	25	Footwear.	77/650,702	1/15/2009	3,651,084	7/7/2009	7/7/2019	Registered
19548	United States	Design (Stripe Design Left Shoe)	25	Footwear.	77/650,725	1/15/2009	3,651,085	7/7/2009	7/7/2019	Registered
19865	United States	CONSENT	3	Cologne; eaux de toilette; fragrances; perfumes.	77/626,992	12/5/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19905	United States	PRETTY TALL	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	77/635,519	12/17/2008				Pending
19973	United States	TEEN LUMINATORS	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	77/656,913	1/26/2009				Pending
20001	United States	THE SPORT OF BUSINESS	16	Books, pamphlets, brochures and booklets in the field of business, namely, business management, administration, consulting and development; publications, namely, books, pamphlets, brochures and booklets and printed educational materials in the field of business.	77/635,526	12/17/2008				Pending
20054	United States	MCFUNKLE	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear.	77/667,706	2/10/2009				Pending
20055	United States	STUMP	25	Footwear.	77/667,726	2/10/2009				Pending
20056	United States	STRETCH WALKERS	25	Footwear.						Pending
20187	United States	Design (RELAXED FIT)	25	Footwear.	77/696,205	3/20/2009	3,792,066	5/25/2010	5/25/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20289	United States	STUMP	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/977,187	2/10/2009				Pending
20348	United States	SHMITTY MCFUNKLE AND STUMP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	77/754,495	6/8/2009				Pending
20462	United States	TRIM UPS	25	Footwear.	77/791,654	7/28/2009				Pending
20506	United States	KINETIC WAVE TECHNOLOGY	25	Footwear.	77/814,682	8/27/2009				Pending
20508	United States	KWT	25	Footwear.	77/814,685	8/27/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20526	United States	SPORTY SHORTY	16, 41	(Class 16) Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips; graphic novels and printed stories in illustrated form featured in books and magazines (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	77/823,232	9/9/2009				Pending
20681	United States	Design (V Design)	25	Footwear.	77/888,524	12/8/2009	3,909,498	1/18/2011	1/18/2021	Registered
20706	United States	MOTION CONTROL CAGE	25	Footwear.	77/893,298	12/14/2009	3,858,528	10/5/2010	10/5/2020	Registered
20714	United States	REBOUND AIR TECHNOLOGY	25	Footwear.	77/893,311	12/14/2009				Pending
20716	United States	PRETTY TALL	25	Footwear.	77/980,157	12/17/2008	3,868,709	10/26/2010	10/26/2020	Registered
20725	United States	ROLL BRIDGE	25	Footwear.	77/894,208	12/15/2009				Pending
20731	United States	3D MULTI CUSHION	25	Footwear.	77/894,225	12/15/2009				Pending
20733	United States	3D RESISTANCE	25	Footwear.	77/894,228	12/15/2009				Pending
20846	United States	SRR	25	Footwear.	77/923,046	1/28/2010				Pending
20850	United States	SRT	25	Footwear.	77/912,416	1/14/2010				Pending
20909	United States	BURN METER	25	Footwear.	77/923,007	1/28/2010				Pending
20911	United States	KINETIC ROLLING WAVE TECHNOLOGY	25	Footwear.	77/923,019	1/28/2010				Pending
20913	United States	MAKE YOUR BOTTOM HALF YOUR BETTER HALF	25	Footwear.	77/923,023	1/28/2010				Pending
20922	United States	KINETIC POD TECHNOLOGY	25	Footwear.	77/923,036	1/28/2010				Pending
20924	United States	REVV AIR	25	Footwear.	77/923,041	1/28/2010				Pending
20926	United States	LUMA-GOO	25	Footwear.	77/926,782	2/3/2010				Pending
21031	United States	EXTENDED FITNESS	25	Footwear.	77/943,507	2/24/2010				Pending
21035	United States	EXTENDED TRAINING	25	Footwear.	77/943,078	2/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21065	United States	MAKE YOUR BOTTOM HALF YOUR BETTER HALF	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	77/960,474	3/16/2010				Pending
21067	United States	ROCK THE WALK	25	Footwear.	77/960,588	3/16/2010				Pending
21081	United States	XF	25	Footwear.	77/943,037	2/23/2010				Pending
21816	United States	SRT SKECHERS RADIUS TONER	25	Footwear.	85/116,887	8/26/2010				Pending
21113	United States	BI-FIT	25	Footwear.	77/960,601	3/16/2010				Pending
21139	United States	EXTENDED TRAINER	25	Footwear.	85/005,695	4/3/2010				Pending
21143	United States	XF EXTENDED FITNESS (Stylized)	25	Footwear.	85/005,701	4/3/2010				Pending
21145	United States	XT EXTENDED TRAINER (Stylized)	25	Footwear.	85/005,711	4/3/2010				Pending
21147	United States	XW EXTENDED WEAR (Stylized)	25	Footwear.	85/005,714	4/3/2010				Pending
21153	United States	AT ALL TERRAIN (Stylized)	25	Footwear.	85/005,731	4/3/2010	3,930,269	3/8/2011	3/8/2021	Registered
21168	United States	FITNESS IS A SPORT	25	Footwear and apparel.	77/960,643	3/16/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21170	United States	WHY WASTE ANOTHER STEP	25	Footwear; Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	77/960,625	3/16/2010				Pending
21200	United States	TUFF SCUFF	25	Footwear.	85/005, 745	4/3/2010				Pending
21206	United States	GET MORE OUT OF YOUR WORKOUT	25	Footwear.	85/005,749	4/3/2010				Pending
21235	United States	SOLAR-RIDES	25	Footwear.	85/005,750	4/3/2010				Pending
21252	United States	RUN LESS. GET MORE.	25	Footwear.	85/011,038	4/9/2010				Pending
20720	United States	GET TONED WITHOUT SETTING FOOT IN A GYM	25	Footwear.	77/894,163	12/15/2009	3,807,037	6/22/2010	6/22/2020	Registered
21266	United States	FREE TONES	25	Footwear.	85/005,759	4/3/2010				Pending
20745	United States	3D TONE UPS	25	Footwear.	77/898,478	12/21/2009				Pending
21108	United States	KINETIC TONING PODS	25	Footwear.	77/960,648	3/16/2010				Pending
21267	United States	CORE TONES	25	Footwear.	85/005,765	4/3/2010				Pending
21287	United States	BIAXIAL	25	Footwear.	85/013,116	4/13/2010				Pending
21401	United States	S Design (Performance S Parallel)	25	Footwear.	85/021,779	4/23/2010				Pending
21450	United States	SMART SHOE	25	Footwear.	85/037,905	5/13/2010				Pending
21452	United States	SMART WALKER	25	Footwear.	85/038,035	5/13/2010				Pending
21454	United States	SMART RUNNER	25	Footwear.	85/037,986	5/13/2010				Pending
21456	United States	SMART TRAINER	25	Footwear.	85/037,940	5/13/2010				Pending
21461	United States	SPORTY SHORTY	25	Footwear.	77/979,633	9/9/2009	3,819,770	7/13/2010	7/13/2020	Registered
21510	United States	SXT	25	Footwear.	85/060,765	6/11/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21514	United States	SXT SKECHERS X TRAINER	25	Footwear.	85/060,615	6/11/2010				Pending
21518	United States	WELCOME TO THE FUTURE OF AIR	25	Footwear.	85/060,028	6/10/2010				Pending
21520	United States	MAC N RONI	25	Footwear.	85/069,661	6/23/2010				Pending
21529	United States	T.P.U.-VIS	25	Footwear.	85/060,787	6/11/2010				Pending
21556	United States	RESALYTE	25	Footwear.	85/080,390	7/8/2010				Pending
21558	United States	S2 LITE	25	Footwear.	85/080,438	7/8/2010				Pending
21560	United States	RESILITE	25	Footwear.	85/080,467	7/8/2010				Pending
21588	United States	I’M DOING IT NOW	25	Footwear.	85/070,549	6/24/2010				Pending
21707	United States	RESAMAX	25	Footwear.	85/092,088	7/23/2010				Pending
21508	United States	SET THE TONE	25	Footwear.	85/060,817	6/11/2010				Pending
21783	United States	SUNFLOWERS	25	Footwear.	85/098,105	8/2/2010				Pending
21787	United States	Design (Ride Series)	25	Footwear.	85/098,151	8/2/2010				Pending
21820	United States	SRR POWER RUNNER (Outline)	25	Footwear.	85/116,911	8/26/2010				Pending
21822	United States	SRR POWER RUNNER (Stylized)	25	Footwear.	85/116,925	8/26/2010				Pending
21852	United States	XT EXTENDED TRAINING	25	Footwear.	85/116,999	8/26/2010				Pending
21941	United States	DON’T WASTE ANOTHER STEP	25	Footwear.	85/148,486	10/8/2010				Pending
21999	United States	PRO RIDE	25	Footwear.	85/154,244	10/15/2010				Pending
22001	United States	SRR2	25	Footwear.	85/154,247	10/15/2010				Pending
22004	United States	FLEXWEB	25	Footwear.	85/154,249	10/15/2010				Pending
22084	United States	PRIMA BALLERINA	25	Footwear.	85/178,399	11/16/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22090	United States	SRR PRO SPEED	25	Footwear.	85/185,168	11/24/2010				Pending
22091	United States	SRR PRO RIDE	25	Footwear.	85/185,173	11/24/2010				Pending
22093	United States	COMPETE SKECHERS FITNESS GROUP	25	Footwear.	85/185,183	11/24/2010				Pending
22097	United States	VARUS BOTTOM TECHNOLOGY	25	Footwear.	85/186,512	11/29/2010				Pending
22099	United States	PRO-TRAIN	25	Footwear.	85/185,784	11/28/2010				Pending
22102	United States	S Design (Compete)	25	Footwear.	85/186,529	11/29/2010				Pending
22104	United States	S Design (Liv)	25	Footwear.	85/186,579	11/29/2010				Pending
22106	United States	PRO-MILES	25	Footwear	85/267,207	3/15/2011				Pending
22108	United States	PRO-CUSHION	25	Footwear	85/267,225	3/15/2011				Pending
22110	United States	PRO-DISTANCE	25	Footwear	85/267,231	3/15/2011				Pending
22112	United States	PRO RESISTANCE	25	Footwear	85/271,310	3/18/2011				Pending
22114	United States	PRO-TR	25	Footwear.	85/186,764	11/29/2010				Pending
22120	United States	PROGRESSIVE RIDE (Stylized)	25	Footwear.	85/186,769	11/29/2010				Pending
22231	United States	LUMA-BANDS	14	Bracelets; jewelry	86/199,635	12/16/2010				Pending
22233	United States	RUN (Stylized)	25	Footwear.	85/200,035	12/16/2010				Pending
22235	United States	PRO SPEED	25	Footwear.	85/191,124	12/6/2010				Pending
22333	United States	E-WAVE	25	Footwear.	85/232,203	2/2/2011				Pending
22376	United States	SECRET LIGHTS	25	Footwear.	85/236,187	2/7/2011				Pending
22419	United States	SRR II (Design)	25	Footwear	85/252,276	2/25/2011				Pending
22498	United States	N.M.T.	25	Footwear	85/252,292	2/25/2011				Pending
22505	United States	SKECH TECH	25	Footwear	85/258,502	3/4/2011				Pending
22568	United States	NATURAL STRIDE	25	Footwear	85/271,325	3/18/2011				Pending
17023	Venezuela	S Design (Performance S)	25	Footwear.	16442006	1/31/2006				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19310	Australia	PUBLIC ROYALTY	25	Footwear.	1238553	5/2/2008	1238553	5/2/2008	5/1/2018	Registered
19303	Canada	PUBLIC ROYALTY	25	Footwear, namely shoes and sneakers.	1,394,414	5/6/2008	TMA752477	11/6/2009	11/6/2024	Registered
19304	Chile	PUBLIC ROYALTY	25	Footwear.	818205	5/2/2008	835838	12/9/2008	12/9/2018	Registered
19311	China	PUBLIC ROYALTY	25	Footwear.	6700423	5/4/2008	6700423	7/28/2010	7/27/2020	Registered
19312	Croatia	PUBLIC ROYALTY	25	Footwear.	Z20080928A	5/5/2008	Z20080928	4/22/2009	5/5/2018	Registered
19313	CTM	PUBLIC ROYALTY	25	Footwear.	6884696	5/2/2008	6884696	5/27/2009	5/2/2018	Registered
19859	CTM	PUBLIC ROYALTY	3	Cologne; eaux de toilette; fragrances; perfumes.	7448996	12/9/2008	7448996	12/9/2008	12/9/2018	Registered
19555	Ecuador	PUBLIC ROYALTY	25	Footwear.	202689	7/29/2008	45909	12/3/2008	12/3/2018	Registered
19306	Hong Kong	PUBLIC ROYALTY	25	Footwear.	301109989	5/6/2008	301109989	5/4/2008	5/4/2018	Registered
19307	India	PUBLIC ROYALTY	25	Footwear.	1683472	5/2/2008				Pending
19308	Israel	PUBLIC ROYALTY	25	Footwear.	211162	5/4/2008	211162	6/12/2009	5/4/2018	Registered
19314	Japan	PUBLIC ROYALTY	25	Footwear.	345502008	5/2/2008	5184243	11/28/2008	11/27/2018	Registered
19309	Korea	PUBLIC ROYALTY	25	Footwear.	40200821426	5/2/2008	40782290	3/10/2009	3/10/2019	Registered
19317	Malaysia	PUBLIC ROYALTY	25	Footwear.	8008526	5/2/2008	8008526	5/1/2008	5/1/2018	Registered
19318	Mexico	PUBLIC ROYALTY	25	Footwear.	931296	5/2/2008	1055213	5/1/2008	5/1/2018	Registered
19319	New Zealand	PUBLIC ROYALTY	25	Footwear.	788593	5/1/2008	788593	5/1/2008	5/1/2018	Registered
19320	Panama	PUBLIC ROYALTY	25	Footwear.	170801	n/a	170801	5/2/2008	5/2/2018	Registered
19321	Philippines	PUBLIC ROYALTY	25	Footwear.	42008005215	5/5/2008	42008005245	11/26/2009	11/26/2019	Registered
19315	Russia	PUBLIC ROYALTY	25	Footwear.	2008713858	5/4/2008	385183	7/30/2009	5/4/2018	Registered
19322	Saudi Arabia	PUBLIC ROYALTY	25	Footwear.	130307	5/4/2008				Pending
19323	South Africa	PUBLIC ROYALTY	25	Footwear.	200810156	5/6/2008	200810156	5/6/2008	5/6/2018	Registered
19324	Taiwan	PUBLIC ROYALTY	25	Footwear.	97020636	5/2/2008	1346719	1/16/2009	1/14/2019	Registered
19325	Thailand	PUBLIC ROYALTY	25	Shoes (except sport shoes) and sport shoes.	694395	5/2/2008	TM296382	5/2/2008	5/1/2018	Registered
19316	Turkey	PUBLIC ROYALTY	25	Footwear.	200826864	5/6/2008	200826864	6/30/2009	5/30/2018	Registered
19326	UAE	PUBLIC ROYALTY	25	Footwear.	112370	5/8/2008				Pending
19787	United Kingdom	PUBLIC ROYALTY	25	Footwear.	2499009	9/30/2008	2499009	9/30/2008	9/28/2018	Registered
19301	United States	PUBLIC ROYALTY	25	Footwear.	77/462,949	5/1/2008	3,596,374	3/24/2009	3/24/2019	Registered
19856	United States	PUBLIC ROYALTY	3	Cologne; eaux de toilette; fragrances; perfumes.	77/626,963	12/4/2008				Pending
19327	Venezuela	PUBLIC ROYALTY	25	Footwear.	84792008	5/2/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20036	Australia	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20016	Brazil	Public Royalty Design	25	Footwear.	n/a	1/29/2009				Pending
20017	Canada	Public Royalty Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,426,025	1/29/2009	TMA772,673	7/22/2010	7/22/2025	Registered
20018	Chile	Public Royalty Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	853402	1/30/2009	875686	2/11/2010	2/11/2020	Registered
20037	China	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Pending
20019	Colombia	Public Royalty Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	9009721	2/3/2009	388018	8/18/2009	8/18/2019	Registered
20038	Croatia	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Pending
20039	CTM	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20020	Ecuador	Public Royalty Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	210293	2/5/2009	471609	7/1/2009	7/1/2019	Registered
20021	Hong Kong	Public Royalty Design	25	Footwear.	301280394	2/3/2009	301280394	2/3/2009	2/1/2019	Registered
20022	India	Public Royalty Design	25	Footwear.	1781936	2/5/2009				Pending
20023	Israel	Public Royalty Design	25	Footwear.	218502	2/2/2009				Pending
20040	Japan	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20041	Korea	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20024	Malaysia	Public Royalty Design	25	Footwear.	9001437	2/3/2009	9001437	1/23/2009	1/23/2019	Registered
20026	New Zealand	Public Royalty Design	25	Footwear.	801959	1/30/2009	801959	1/23/2009	1/23/2019	Registered
20027	Panama	Public Royalty Design	25	Footwear.	178913	2/3/2009	178913	2/3/2009	2/3/2019	Registered
20028	Peru	Public Royalty Design	25	Footwear.	381451	2/9/2009	158142	10/30/2009	10/30/2019	Registered
20029	Philippines	Public Royalty Design	25	Footwear.	4-2009-01183	2/4/2009	42009001183	2/11/2010	2/11/2020	Registered
20042	Russia	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20030	Saudi Arabia	Public Royalty Design	25	Footwear.	139675	2/1/2009	112779	1/10/2010	10/12/2018	Registered
20031	South Africa	Public Royalty Design	25	Footwear.	200901586	1/30/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20032	Taiwan	Public Royalty Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98003263	2/3/2009	1384045	11/1/2009	10/31/2019	Registered
20033	Thailand	Public Royalty Design	25	Footwear.	720750	2/2/2009	TM315501	2/2/2009	2/1/2019	Registered
20043	Turkey	Public Royalty Design	25	Footwear.	n/a	1/29/2009	994511	1/29/2009	1/29/2019	Registered
20034	UAE	Public Royalty Design	25	Footwear.	125531	2/4/2009				Pending
19972	United States	Public Royalty Design	25	Footwear.	77/655,513	1/23/2009	3,668,972	8/18/2009	8/18/2019	Registered
20035	Venezuela	Public Royalty Design	25	Footwear.	15692009	2/6/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19276	Brazil	PUNKROSE	25	Footwear.	900841036	4/7/2008	900841036	8/17/2010	8/17/2020	Registered
19463	Brazil	PUNKROSE	25	Apparel.	6766974	6/5/2008				Pending
19277	Canada	PUNKROSE	25	Footwear namely, shoes, sneakers, sandals and boots; women’s shoes.	1395534	5/14/2008	TMA751847	11/2/2009	11/2/2024	Registered
19464	Canada	PUNKROSE	25	Apparel.	1,402,141	7/4/2008				Pending
19278	Chile	PUNKROSE	25	Footwear.	827414	n/a				Pending
20067	Chile	PUNKROSE (Stylized Script)	25	Footwear and apparel.	854062	2/6/2009				Pending
19279	China	PUNKROSE	25	Footwear; apparel; football shoes; jumping shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	301087902	4/8/2008	6645690	7/21/2010	7/21/2020	Registered
19481	China	PUNKROSE	25	Apparel.	n/a	7/7/2008	979004	7/7/2008	7/7/2018	Pending
19558	China	PUNKROSE	25	Shoes for women.	200861071	11/24/2008	6683679	8/7/2010	8/6/2020	Registered
19280	Colombia	PUNKROSE	25	Footwear.	8035207	4/8/2008	364432	10/30/2008		Registered
19466	Colombia	PUNKROSE	25	Apparel.	8066457	6/27/2008	388510	9/30/2009	9/30/2019	Registered
19281	Croatia	PUNKROSE	25	Footwear.	Z20080725	4/10/2008	Z20080725	3/5/2009	4/10/2018	Registered
19482	Croatia	PUNKROSE	25	Apparel.	n/a	7/7/2008	979004	7/7/2008	7/7/2018	Registered
19282	CTM	PUNKROSE	25	Clothing, footwear, headgear, particularly women’s shoes.	6727821	n/a	6727821	12/12/2008	3/2/2018	Registered
19407	CTM	Punkrose Bolt Design (Outline)	25	Footwear, shoes.	6956007	6/3/2008	6956007	11/21/2008	6/3/2018	Registered
19442	CTM	PUNKROSE	25	Apparel.	n/a	7/7/2008	979004	7/7/2008	07/07/2018	Registered
19448	CTM	Punkrose Bolt Design (Black)	25	Footwear and apparel.	7018104	6/26/2008	7018104	1/8/2009	6/26/2018	Registered
19860	CTM	PUNKROSE	3	Cologne; eaux de toilette; fragrances; perfumes.	7448905	12/9/2008	7448905	7/21/2009	12/9/2018	Registered
22241	CTM	PUNKIE ROSE	25	Footwear.	9618083	12/22/2010				Pending
22243	CTM	PUNKY ROSE	25	Footwear.	9618109	12/22/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19552	Ecuador	PUNKROSE	25	Footwear and apparel.	202690	7/29/2008	46009	12/3/2018	12/3/2018	Registered
19283	Hong Kong	PUNKROSE	25	Footwear.	301087902	4/8/2008	301087902	4/8/2008	4/6/2018	Registered
19467	Hong Kong	PUNKROSE	25	Apparel.	301149075	6/27/2008	301149075	6/27/2008	6/25/2018	Registered
19284	India	PUNKROSE	25	Footwear.	1674403	4/9/2008	1674403	4/9/2008	4/9/2018	Registered
19468	India	PUNKROSE	25	Apparel.	1706709	7/3/2008				Pending
19285	Israel	PUNKROSE	25	Footwear.	210341	4/8/2008	210341	4/8/2008	4/8/2018	Registered
19469	Israel	PUNKROSE	25	Apparel.	212663	6/30/2008	212663	6/30/2008	6/30/2018	Registered
19286	Japan	PUNKROSE	25	Footwear.	271092008	4/8/2008	5180603	11/14/2008	11/14/2018	Registered
19483	Japan	PUNKROSE	25	Apparel.	n/a	7/7/2008	979004	7/7/2008	7/7/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19287	Korea	PUNKROSE (Stylized Script)	25	Leather shoes, rubber shoes, galoshes, golf shoes, shoe soles, wooden shoes, anglers’ shoes, basketball shoes, shoes, heelpieces for boots and shoes, mountaineering boots, rugby shoes, lace boots, bath sandals, bath slippers, half-boots, winter boots, boxing shoes, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, inner soles, soles for footwear, footwear uppers, heelpieces for boots and shoes, non-slipping devices for boots and shoes, tips for footwear, fittings of metal for shoes and boots, training shoes, baseball shoes, esparto shoes or sandals, overshoes, rain boots, footwear for track and field athletics, work shoes and boots, long boots, straw sandals, gymnastic shoes, football	20070055487	10/27/2007	727063	10/31/2007	10/31/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19484	Korea	PUNKROSE (Stylized Script)	18, 25	(Class 18) Toll bags of leather (empty), leather an imitation leather bags briefcases (leather Goods), shopping bags made of skin, leather shoulder belts, leather traveling bags, traveling cases of leather, key cases (leatherware), leather purses, leather handbags, chain mesh purses, Gladstone bags, diaper bags, small bags for men, handbags for men, multi-purpose purses, overnight cases, duffel bags, schoolchildren’s backpacks, business card cases, wheeled shopping bags, backpacks, bandoliers, belt bags, boston bags, beach bags, briefcases, attaché cases, small clutch purses, valises, shopping bags, suit cases, handle for suit cases, bags for ports, back frames for carrying children, duffel			754703	7/23/2008	7/23/2018	Registered
19288	Malaysia	PUNKROSE	25	Footwear.	8006973	4/10/2008	8006973	4/10/2008	4/18/2018	Registered
19470	Malaysia	PUNKROSE	25	Apparel.	8012746	6/30/2008	8012746	6/23/2008	6/23/2018	Registered
19289	Mexico	PUNKROSE	25	Footwear.	926785	4/14/2008	1105698	4/15/2008	4/15/2018	Registered
19471	Mexico	PUNKROSE	25	Apparel.	944792	7/2/2008	1071252	7/2/2008	7/2/2018	Registered
19290	New Zealand	PUNKROSE	25	Footwear.	787185	4/8/2008	787185	4/8/2008	4/8/2018	Registered
19472	New Zealand	PUNKROSE	25	Apparel.	791891	6/27/2008	791891	6/23/2008	6/23/2018	Registered
20464	New Zealand	PUNKROSE	25	Women’s and/or Men’s footwear and women’s apparel.	755018	9/13/2006	755018	3/15/2007	9/12/2016	Registered
19291	Panama	PUNKROSE	25	Footwear.	170244	4/9/2008	170244	4/9/2008	4/9/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19473	Panama	PUNKROSE	25	Clothing, footwear, headgear, apparel, namely tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	172273	6/27/2008	172273	6/27/2008	6/27/2018	Registered
19553	Peru	PUNKROSE	25	Footwear and apparel.	362480	8/6/2008	150975	4/20/2009	4/20/2019	Registered
19292	Philippines	PUNKROSE	25	Footwear, namely shoes, sandals, slippers, boots.	42008004138	4/10/2008	42008004138	8/18/2008	8/18/2018	Registered
19474	Philippines	PUNKROSE	25	Apparel.	42008008007	7/4/2008				Pending
19293	Russia	PUNKROSE	25	Footwear.	2008713969	5/5/2008	380683	6/1/2009	5/5/2018	Registered
19484	Russia	PUNKROSE	25	Apparel.	n/a	7/7/2008	979004	7/7/2008	7/7/2018	Pending
19294	Saudi Arabia	PUNKROSE	25	Footwear.	129092	4/9/2008	107130	5/30/2009	12/18/2017	Registered
19295	South Africa	PUNKROSE	25	Footwear.	200814877	6/30/2008				Pending
19476	South Africa	PUNKROSE	25	Apparel.	200814877	6/30/2008	200814877	6/23/2008	6/30/2018	Registered
19296	Taiwan	PUNKROSE	25	Footwear.	97016312	4/10/2008	1339981	12/1/2008	11/29/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19477	Taiwan	PUNKROSE	25	Tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	97030463	6/27/2008	1350282	2/16/2009	2/14/2019	Registered
19297	Thailand	PUNKROSE	25	Shoes (except sport shoes), sport shoes, shoes made of leather for mean, shoes made of leather for women, shoes made of leather for children, canvas boots, slippers, sandals.	692262	4/9/2008	TM308779	4/9/2008	4/8/2018	Registered
19478	Thailand	PUNKROSE	25	Apparel.	700961	7/4/2008				Pending
19298	Turkey	PUNKROSE	25	Footwear.	200819849	4/4/2008	200819849	5/5/2009	4/30/2018	Registered
19485	Turkey	PUNKROSE	25	Appoarel.	n/a	7/7/2008	979004	7/7/2008	7/7/2018	Registered
19299	UAE	PUNKROSE	25	Footwear.	110715	4/13/2008				Pending
19479	UAE	PUNKROSE	25	Apparel.	118565	8/27/2008				Pending
19274	United States	PUNKROSE	25	Women’s shoes	78/345,773	12/27/2003	2,914,695	12/28/2004	12/28/2014	Registered
19406	United States	Punkrose Bolt Design (Outline)	25	Shoes and t-shirts and hats and caps for men and women and children.	77/386,933	2/1/2008	3,504,413	9/23/2008	9/23/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19441	United States	PUNKROSE	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	77/505,925	6/23/2008				Pending
19447	United States	Punkrose Bolt Design (Black)	25	Footwear and apparel.	77/502,353	6/18/2008				Pending
19857	United States	PUNKROSE	3	Cologne; eaux de toilette; fragrances; perfumes.	77/626,986	12/4/2008				Pending
22240	United States	PUNKIE ROSE	25	Footwear.	85/201,012	12/17/2010				Pending
22242	United States	PUNKY ROSE	25	Footwear.	85/201,021	12/17/2010				Pending
19300	Venezuela	PUNKROSE	25	Footwear.	69442008	4/14/2008				Pending
19480	Venezuela	PUNKROSE	25	Apparel.	144852008	7/28/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21351	Australia	RESISTANCE RUNNERS	25	Footwear.	n/a	4/21/2010	1037893	4/21/2010	4/21/2020	Pending
21331	Brazil	RESISTANCE RUNNERS	25	Footwear.	830584420	4/13/2010				Pending
21332	Canada	RESISTANCE RUNNERS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1475979	4/7/2010				Pending
21334	China	RESISTANCE RUNNERS	25	Footwear.	8192047	4/9/2010				Pending
21335	Colombia	RESISTANCE RUNNERS	25	Footwear.	10-041161	4/9/2010	410064	9/24/2010	9/24/2020	Registered
21352	Croatia	RESISTANCE RUNNERS	25	Footwear.	n/a	4/21/2010	1037893	4/21/2010	4/21/2020	Pending
20565	CTM	RESISTANCE RUNNERS	25	Footwear.	8592651	10/5/2009	8592651	5/24/2010	10/5/2019	Registered
21922	CTM	RESISTANCE RUNNERS	25	Apparel.	9409053	9/29/2010				Pending
21337	Hong Kong	RESISTANCE RUNNERS	25	Footwear.	3015184991	4/13/2010	301584991	4/13/2010	4/12/2020	Registered
21338	India	RESISTANCE RUNNERS	25	Footwear.	1954105	4/21/2010				Pending
21339	Israel	RESISTANCE RUNNERS	25	Footwear.	228886	4/11/2010				Pending
21353	Japan	RESISTANCE RUNNERS	25	Footwear.	n/a	4/21/2010	1037893	4/21/2010	4/21/2020	Registered
22007	Korea	RESISTANCE RUNNERS	10	Heart rate monitors for athletic and medical use	40201052599	10/13/2010				Pending
22008	Korea	RESISTANCE RUNNERS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052600	10/13/2010				Pending
22009	Korea	RESISTANCE RUNNERS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052601	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22010	Korea	RESISTANCE RUNNERS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052602	10/13/2010				Pending
21340	Malaysia	RESISTANCE RUNNERS	25	Footwear.	2010006392	4/13/2010				Pending
21341	Mexico	RESISTANCE RUNNERS	25	Footwear.	1082145	4/16/2010				Pending
21342	New Zealand	RESISTANCE RUNNERS	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	822356	4/12/2010	822356	4/12/2010	4/12/2020	Registered
21343	Panama	RESISTANCE RUNNERS	25	Footwear.	191124	6/25/2010				Pending
21344	Philippines	RESISTANCE RUNNERS	25	Footwear.	4-2010-003910	4/14/2010				Pending
21355	Russia	RESISTANCE RUNNERS	25	Footwear.	n/a	4/21/2010	1037893	4/21/2010	4/21/2020	Registered
21345	Saudi Arabia	RESISTANCE RUNNERS	25	Footwear.	154030	4/24/2010				Pending
21346	South Africa	RESISTANCE RUNNERS	25	Footwear.	2010/07593	4/12/2010				Pending
21347	Taiwan	RESISTANCE RUNNERS	25	Footwear.	99016829	4/14/2010	1441912	12/1/2010	11/30/2020	Registered
21348	Thailand	RESISTANCE RUNNERS	25	Footwear.	764722	4/20/2010				Pending
21349	UAE	RESISTANCE RUNNERS	25	Footwear.	141281	4/15/2010				Pending
20503	United States	RESISTANCE RUNNERS	25	Footwear.	77/835,540	9/25/2009	3,823,164	7/20/2010	7/20/2020	Registered
21921	United States	RESISTANCE RUNNERS	25	Apparel.	85/129,576	9/14/2010				Pending
21350	Venezuela	RESISTANCE RUNNERS	25	Footwear.	65142010	5/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20532	CTM	RESISTANCE WALKERS	25	Footwear.	8522351	9/2/2009	8522351	1/31/2020	9/2/2019	Registered
20677	CTM	SKECHERS RESISTANCE RUNNERS	25	Footwear.	8654527	11/2/2009	8654527	3/22/2010	11/2/2019	Registered
20841	CTM	SKECHERS RESISTANCE	25	Footwear.	8996092	3/31/2010	8996092	8/18/2010	3/31/2020	Registered
20849	CTM	SKECHERS RESISTANCE RUNNER	25	Footwear.	8995896	3/31/2010	8995896	8/18/2010	3/31/2020	Registered
20853	CTM	SKECHERS RESISTANCE TRAINING	25	Footwear.	8996051	3/31/2010	8996051	8/18/2010	3/31/2020	Registered
21142	CTM	SKECHERS RESISTANCE TRAINER	25	Footwear.	9025735	4/14/2010	9025735	9/2/2010	4/14/2020	Registered
21920	CTM	RESISTANCE	25	Apparel.	9409021	9/29/2010	9409021	2/16/2011	9/29/2020	Registered
22011	Korea	SKECHERS RESISTANCE RUNNERS	10	Heart rate monitors for athletic and medical use	40201052604	10/13/2010				Pending
22012	Korea	SKECHERS RESISTANCE RUNNERS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052606	10/13/2010				Pending
22013	Korea	SKECHERS RESISTANCE RUNNERS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052608	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22014	Korea	SKECHERS RESISTANCE RUNNERS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052612	10/13/2010				Pending
22438	Mexico	SKECHERS RESISTANCE	25	Footwear	1154640					Pending
20840	United States	SKECHERS RESISTANCE	25	Footwear.	77/912,292	1/14/2010				Pending
20852	United States	SKECHERS RESISTANCE TRAINING	25	Footwear.	77/912,713	1/15/2010				Pending
21141	United States	SKECHERS RESISTANCE TRAINER	25	Footwear.	85/005,698	4/3/2010				Pending
21919	United States	RESISTANCE	25	Apparel.	85/129,566	9/14/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8030	Argentina	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	All goods in class 25.	1929725	7/26/1994	1592967	2/29/1996	2/6/2018	Registered
8031	Australia	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear, and headgear.	635915	7/26/1994	635915	7/26/1994	7/26/2014	Registered
10262	Australia	S in Shield Design	25	Clothing, footwear, headgear.	743542	9/9/1997	743542	9/9/1997	9/9/2017	Registered
10263	Austria	S in Shield Design	25	n/a	AM500697	9/12/1997	172820	11/30/1997	11/30/2017	Registered
8032	Benelux	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing and footwear.	831050	7/26/1994	556076	7/26/1994	7/26/2014	Registered
10271	Benelux	S in Shield Design	25	Clothing and footgear.	900643	9/8/1997	618149	n/a	9/7/2017	Registered
12185	Bolivia	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear and headgear.	SM3136	7/24/2000	87990C	8/21/2002	8/21/2012	Registered
12188	Bolivia	S in Shield Design	25	Clothing, footwear, headgear.	SM3135	7/24/2000	87989C	8/21/2002	8/21/2012	Registered
8033	Brazil	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear and headgear.	818209313	12/6/1994				Pending
10265	Brazil	S in Shield Design	25	n/a	820407631	11/27/1997	820407631	4/3/2001	4/2/2011	Registered
12452	Bulgaria	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear, headgear.	52157	11/10/2000	75262	11/10/2000	11/10/2020	Registered
12453	Bulgaria	S in Shield Design	25	Clothing, footwear, headgear.	52218	11/15/2000	75265	11/15/2000	11/15/2020	Registered
8034	Canada	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear, namely shoes, boots, sandals, sneakers; apparel, namely t-shirts, socks and caps.	760802	8/3/1994	471522	2/25/1997	2/25/2012	Registered
10266	Canada	S in Shield Design	25	Footwear, namely, shoes, boots, sneakers, sandals, slippers.	855425	9/8/1997	TMA541137	2/13/2001	2/13/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10961	Canada	S in Shield Design	25	Clothing, namely shirts and clothing, namely pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.	1069084	7/28/2000	TMA609989	5/11/2004	5/11/2019	Registered
8035	Chile	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear, clothing and headgear.	294736	12/20/1994	548783	9/27/1999	9/27/2019	Registered
10267	Chile	S in Shield Design	25	Footwear and apparel.	391176	9/23/1997	510453	4/20/1998	4/20/2018	Registered
15669	Chile	S in Shield Design	35	Retail store services and mail order catalog services featuring footwear and clothing, on-line retail services featuring footwear and clothing.	666958	11/22/2004	813802	4/15/2008	4/14/2018	Registered
8036	China	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear and apparel.	94102488	10/10/1994	873647	9/21/1996	9/21/2016	Registered
10268	China	S in Shield Design	25	Footwear, clothing, headgear, socks, gloves, neckties, collar protectors, belts [clothing] and hats.	9700133789	12/15/1997	1266107	4/20/1999	4/20/2019	Registered
19437	China	S in Shield Design	14	Charms; ornaments; necklaces; pins; earrings; precious stones; rings; clocks; chronographs [watches]; chronometers; chronometrical instruments; clocks and watches, electric; atomic clocks; master clocks; watches; alarm clocks; stopwatches.	6766975	6/5/2008	6766975	3/28/2010	3/27/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19577	China	S in Shield Design	18	Purses; wheeled shopping bags; shopping bags; handbags; traveling bags; briefcases; haversacks; bags for travel; school bags; suitcases; game bags [hunting accessories]; tool bags of leather, empty; bags [envelopes, pouches] of leather, for packaging; net bags for shopping; canvas suitcases/trunks; bags for sports; vanity cases, not fitted; backpacks; cases, of leather or leatherboard; key cases [leatherware].	6891865	8/11/2008				Pending
21807	China	S in Shield Design	35	Sales promotion for others; sales promotion online for others; Advertising by mail order featuring footwear and apparel; Presentation of goods on communication media, for retail purposes; Advertising; Business management assistance ; Organization of exhibitions for commercial or advertising purposes; Procurement services for others [purchasing goods and services for other businesses].	8620517	8/30/2010				Pending
9859	Colombia	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear and apparel.	97005816	2/5/1997	201648	9/30/1997	9/30/2017	Registered
10812	Colombia	S in Shield Design	25	n/a	98027148	5/14/1998	247710	6/24/2002	1/1/2012	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10269	Croatia	S in Shield Design	25	Apparel, footwear, headgear.	Z971384A	9/8/1997	Z971384	9/8/1997	9/8/2017	Registered
10264	CTM	S in Shield Design	25	n/a	625780	9/8/1997	625780	5/3/1999	11/8/2017	Registered
12908	CTM	S in Shield Design	35	Retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.	2458701	11/12/2001	2458701	4/4/2003	11/12/2011	Registered
10270	Denmark	S in Shield Design	25	Clothing, footwear, and headgear.	VA044461997	9/10/1997	VR047171997	10/31/1997	10/31/2017	Registered
12186	Ecuador	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	105271	6/22/2000	8447DNPI	11/30/2000	11/30/2010	Registered
12189	Ecuador	S in Shield Design	25	n/a	105272	6/22/2000	844800DNPI	11/30/2000	11/30/2010	Registered
10272	Finland	S in Shield Design	25	Footwear and apparel.	973517	9/11/1997	210955	8/31/1998	8/31/2018	Registered
8037	France	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothes, shoes, hats.	n/a	n/a	94530387	7/26/1994	7/25/2014	Registered
10273	France	S in Shield Design	25	Clothes, shoes, and hats.	97694228	9/9/1997	97694228	9/9/1997	9/8/2017	Registered
12907	France	S in Shield Design	42	n/a	13118001	8/24/2001	13118001	8/24/2001	8/22/2011	Registered
8038	Germany	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Men’s, women’s and children’s footwear; men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts, and hats.	S5942425WZ	7/27/1994	2901713	2/14/1995	7/31/2014	Registered
10274	Germany	S in Shield Design	25	Footwear and apparel.	397431139	9/9/1997	39743113	9/30/1997	9/30/2017	Registered
10275	Greece	S in Shield Design	25	Clothing, footwear.	134565	9/23/1997	144086	11/19/2001	5/15/2020	Registered
8039	Hong Kong	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	883894	4/8/1994	365197	8/4/1994	8/4/2015	Registered
10277	Hong Kong	S in Shield Design	25	Footwear and clothing.	9714256	10/7/1997	2000B02709	7/29/1997	7/29/2014	Registered
10278	Hungary	S in Shield Design	25	Footwear, clothing.	M9703382	9/17/1997	154142	9/17/1997	9/17/2017	Registered
10279	Iceland	S in Shield Design	25	Footwear.	12371997	9/9/1997	16191997	11/27/1997	11/27/2017	Registered
8040	India	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear and apparel.	653703	1/30/1995	653703	1/30/1995	1/29/2015	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10280	India	S in Shield Design	25	Footwear including boots, shoes and slippers and apparel namely pants, shirts, shorts, skirts, jackets, suits, headgear, hats, socks, belts, suspenders, garters, gloves, scarves and ties.	774764	n/a				Pending
8041	Indonesia	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear.	R00200387978805	10/23/2003	352163	10/12/1994	10/12/2014	Registered
10281	Indonesia	S in Shield Design	25	Footwear and apparel.	D9724009	11/3/1997	428128	3/31/1999	12/2/2017	Registered
10512	Ireland	S in Shield Design	25	Footwear and apparel.	974355	11/25/1997	205946	11/25/1997	11/24/2017	Registered
8042	Israel	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	n/a	n/a	93881	7/26/1994	7/26/2015	Registered
12157	Israel	S in Shield Design	25	n/a	138321	5/28/2000	138321	5/28/2007	5/28/2021	Registered
8043	Italy	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear and headgear.	RM2004C003018	5/19/2004	1095126	10/14/1996	9/2/2014	Registered
10282	Italy	S in Shield Design	25	Footwear and accessories.	RM97C004678	10/2/1997	784220	4/6/1999	10/2/2017	Registered
8044	Japan	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear and special sporting/gymnastic footwear.	827931994	8/12/1994	4258191	4/2/1999	4/2/2019	Registered
10283	Japan	S in Shield Design	25	Apparel; namely, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, fancy dresses for masquerade, special sporting/gymnastic wear, and special sporting/gymnastic footwear.	1573181997	9/10/1997	4242597	2/19/1999	2/19/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12909	Japan	S in Shield Design	35	Providing advertisement information relating to retail stores; providing advice/professional consultancy relating to the retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the on-line retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the mail order catalog services featuring footwear and clothing; and all other professional business consultancy, agencies for buying the goods; marketing survey; commercial sales information supply, issuing trading stamps, preparation of financial statements, referral service and personal placement (employment	863732001	9/25/2001	4877078	7/1/2005	7/1/2015	Registered
8045	Korea	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Shoes, boots, leather shoes, rain boots, arctic boots, sandals, fatigue shoes, overshoes, slippers and handball shoes.	9430113	7/27/1994	336065	3/26/1996	3/26/2016	Registered
8483	Korea	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	14, 24, 25	(Class 14) Necktie-pins, cuff-buttons (Class 24) Handkerchief (Class 25) Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders and socks.	9449801	n/a	352557	12/27/1996	12/26/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
9811	Korea	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	06, 08, 16, 17, 18, 19, 20, 21	(Class 06) Aromatics containers of metal, bottle stoppers of metal. (Class 08) Shaving tool cases. (Class 16) Paper boxes, paper sacks. (Class 17) Bottle stoppers of rubber. (Class 18) Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing bags, key cases. (Class 19) Aromatics containers of masonry. (Class 20) Aromatic containers (not of metal nor of masonry), bottle stoppers of wood or plastics. (Class 21) Bottle stoppers of glass or porcelain, bottles for cosmetic.	9653799	12/5/1996	400649	3/25/1998	3/25/2018	Registered
9812	Korea	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	18, 25, 26	(Class 18) Umbrellas (Class 25) Shoes, boots, leather boots, rain boots, sandals, fatigue shoes, overshoes, handball shoes. (Class 26) Shoe strings.	9653800	12/5/1996	397107	2/25/1998	2/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
9813	Korea	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	14, 24, 25, 26	(Class 14) Necktie pins of precious metal, cuff-bottoms (Class 24) Handkerchiefs of textile. (Class 25) Bottoms, undershirts, underpants, jeans, overalls, t-shirts, sweat shirts, tank tops, polo shirts, jackets, blazers, overcoats, parkas, caps, belts, suspenders, socks, pocket squares (Class 26) Necktie pins not of precious metal.	9653801	12/5/1996	454066	9/2/1999	9/2/2019	Registered
10284	Korea	S in Shield Design	18, 25, 26	(Class 18) Umbrellas (Class 25) Shoes, boots, leather boots, rain boots, sandals, fatigue shoes, overshoes, handball shoes (Class 26) Shoe strings.	9742748	9/8/1997	431281	11/27/1998	10/26/2018	Registered
10303	Korea	S in Shield Design	14, 24, 25,	(Class 14) Necktie-pins, cuff-buttons (Class 24) Handkerchiefs of textile. (Class 25) Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders, socks, pocket squares.	9742749	9/8/1997	427564	10/29/1998	10/28/2018	Registered
8046	Mexico	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear, apparel, and hats.	201586	6/9/1994	969437	7/29/1994	7/28/2014	Registered
10285	Mexico	S in Shield Design	25	Footwear and apparel.	311161	10/16/1997	534645	10/16/1997	10/15/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
11365	Mexico	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	16, 28	(Class 16) Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationary; adhesives for stationary or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); printers’ type, cliches. (Class 28) Party’s articles; confetti; playing cards.	372591	4/23/1999	780432	4/23/1999	4/23/2019	Registered
17576	Moldova	S in Shield Design	25, 35	(Class 25) Footwear and apparel (Class 35) Retail sales of footwear and apparel.	21332	8/16/2006	17300	8/16/2006	8/16/2016	Registered
19808	Moldova	S in Shield Design + SKECHERS (Combined)	25, 35	(Class 25) Footwear and apparel (Class 35) Retail sales of footwear and apparel.	17276	n/a	16374	6/26/2005	6/26/2015	Registered
11062	Netherlands-Antilles	S in Shield Design	25	Footwear, clothing and headgear, particularly shoes, undershirts, trousers, jackets, dresses, shorts, skirts, headgear, hats, socks and belts.	D252	10/12/1998	239	2/6/2001	10/12/2018	Registered
10286	New Zealand	S in Shield Design	25	Footwear.	282075	9/9/1997	282075	7/29/1998	7/29/2018	Registered
10287	Norway	S in Shield Design	25	Footwear.	977394	n/a	189563	4/23/1998	4/23/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8047	Panama	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Men’s, women’s and children’s footwear; and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	72059	8/5/1994	72059	8/5/1994	8/5/2014	Registered
10288	Panama	S in Shield Design	25	Footwear and apparel.	89797	9/10/1997	89797	9/10/1997	9/19/2017	Registered
12187	Peru	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	113381	9/6/2000	71642	5/15/2001	5/15/2011	Registered
12190	Peru	S in Shield Design	25	n/a	113380	9/6/2000	71641	5/15/2001	5/15/2011	Registered
8853	Philippines	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	41995101941	8/10/1995	41995127809	10/13/2005	10/12/2025	Registered
9376	Philippines	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	107835	5/2/1996				Pending
10289	Philippines	S in Shield Design	25	Footwear, namely boots, shoes and slippers.	126052	10/28/1997	41997126052	4/12/2002	4/11/2022	Registered
8048	Portugal	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear.	n/a	n/a	303596	9/12/1995	9/12/2015	Registered
10290	Portugal	S in Shield Design	25	Footwear and apparel.	326102	9/15/1997	326102	4/8/1998	4/8/2018	Registered
10291	Puerto Rico	S in Shield Design	25	Footwear.	41928	n/a	41928	12/8/1997	12/8/2007	Registered
20368	Puerto Rico	S in Shield Design	25	Clothing, namely, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.						Pending
10292	Romania	S in Shield Design	25	Footwear.	26546	10/15/1997	R29171	10/15/1997	10/15/2017	Registered
8049	Russia	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothes and footwear.	94026688	7/29/1994	143758	6/28/1996	7/29/2014	Registered
10640	Russia	S in Shield Design	25	Clothing, footwear.	98701084	1/26/1998	178053	1/26/1998	1/26/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8050	Singapore	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	65794	7/29/1994	657094	7/29/1994	1/8/2013	Registered
10293	Singapore	S in Shield Design	25	Footwear and apparel.	1137397	9/16/1997	T9711373Z	1/15/1999	1/15/2019	Registered
8051	South Africa	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing, footwear, headgear.	9410292	7/27/1994	9410292	9/23/1994	9/23/2014	Registered
10294	South Africa	S in Shield Design	25	Footwear and apparel.	9713564	9/8/1997	9713564	7/29/1997	9/8/2017	Registered
10295	South Africa	S in Shield Design	25	Dresses, footwear and headgear.	2124335	11/6/1997	2124335	11/6/1997	11/5/2017	Registered
7990	Spain	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Apparel, shoes, hats.	n/a	n/a	1905706	5/30/1994	5/30/2014	Registered
10296	Sweden	S in Shield Design	25	n/a	978113	9/12/1997	334197	12/17/1999	12/17/2009	Registered
10297	Switzerland	S in Shield Design	25	Clothing, footwear and headgear.	73261997	9/10/1997	449375	9/10/1997	9/10/2017	Registered
8052	Taiwan	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Footwear.	83049682	7/28/1994	692551	7/28/1994	6/30/2013	Registered
10361	Taiwan	S in Shield Design	25	n/a	86051414	10/4/1997	827054	11/15/1998	11/15/2018	Registered
14809	Thailand	S in Shield Design	25	Shoes (except sport shoes), sport shoes, shirts (except sport shirt), sport shirts.	370344	n/a	TM92166	9/25/1998	9/23/2018	Registered
14810	Thailand	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Shoes (except sport shoes), sport shoes.	370345	9/25/1998	TM92166	9/25/1998	9/25/2018	Registered
8854	Turkey	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Clothing for women, men and children, in particular t-shirts, sweat shirts, sweat pants, shorts, short socks, head wear (hat, cap, beret); foot wear (shoes, boots, sandals, sports shoes for sports activities, slippers).	n/a	n/a	164753	8/31/1995	8/30/2015	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10298	Turkey	S in Shield Design	25	Clothing made from all kinds of materials (innerwear and outerwear); socks and stockings; footwear; headgear; accessories; namely T-Shirts, sweat shirts, sweat-trousers, shorts, socks, headgear (hat, casquette, beret, cap), footwear (shoes, high shoes, boots, sandals, sporting shoes, slippers).	M97738	12/23/1997	97020031	11/17/1997	12/29/2017	Registered
19176	Turkey	S in Shield Design (Black)	25	Clothing made of all types of materials (inner and outer wear), socks, footwear, headwear, accessories, namely, t-shirts, sweatshirts, sweatpants, shorts, socks, various types of headwear (hats, berets, caps), various types of footwear (shoes, boots, sandals, various types of sports shoes according to the sports activities, slippers).	n/a	n/a	192002	11/17/1997	11/17/2017	Registered
8053	United Kingdom	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	n/a	n/a	1580307	8/1/1994	8/1/2011	Registered
8418	United Kingdom	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	18	Sports bags, hiking backpacks, shopping bags, casual bags, wallets, satchels, briefcases, travel bags and school bags.	n/a	n/a	2001971	11/11/1994	11/11/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10299	United Kingdom	S in Shield Design	25	Footwear, boots, shoes, clothing, articles of outer clothing, apparel; coats, jackets, shirts, T-shirts, jumpers, sweatshirts, trousers, shorts, dresses, skirts, socks, belts, headgear, caps and hats.	2144592	9/9/1997	2144592	9/9/2007	9/9/2017	Registered
12906	United Kingdom	S in Shield Design	35	The bringing together, for the benefit of others, or a variety of goods, enabling customers to conveniently view and purchase those goods in a retail clothing and footwear store; the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from a clothing, footwear and accessories catalogue by mail order or by means of telecommunication; the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from an internet web site specializing in the marketing of clothing, footwear and accessories	2278932	8/23/2001	2278932	8/24/2001	8/24/2011	Registered
7274	United States	S in Shield (SPORT-UTILITY FOOTWEAR)	25	Footwear.	74/419,321	8/2/1993	2,003,846	10/1/1996	10/1/2016	Registered
8119	United States	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	Shoes.	74/575,310	9/19/1994	1,985,039	7/9/1996	7/9/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10174	United States	S in Shield Design	25	Clothing, namely, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.	75/332,550	7/29/1997	2,578,973	6/11/2002	6/11/2012	Registered
10304	United States	S in Shield Design	25	Footwear.	75/976,914	7/29/1997	2,205,906	11/24/1998	11/24/2018	Registered
10799	United States	S in Shield Design	42	Retail footwear and clothing store services.	75/557,984	9/23/1998	2,349,542	5/16/2001	5/16/2020	Registered
11267	United States	S in Shield Design (Abstract Outline Version)	25	Footwear.	75/688,708	4/22/1999	2,425,782	1/30/2001	1/30/2011	Registered
12195	United States	S in Shield Design	25	Clothing, namely, shirts.	75/980,241	7/29/1997	2,480,927	8/21/2001	8/21/2011	Registered
10650	Venezuela	S in Shield Design	25	n/a	340098	3/3/1998	P232778	1/19/2001	1/19/2011	Registered
11233	Venezuela	S SKECHERS SPORT-UTILITY FOOTWEAR (Shield)	25	n/a	2311798	12/11/1998	9823117	n/a	8/17/2025	Registered
10422	Vietnam	S in Shield Design	25	Footwear and apparel.	N980288	2/7/1998	31239	8/7/1997	2/8/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22149	Argentina	S Design (Performance S with Borders)	25	Footwear.						Pending
18989	Australia	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Registered
20984	Australia	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	1342765	1/27/2010	1342765	1/27/2010	1/27/2020	Registered
19584	Bosnia	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t- shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	BAZ0813200A	8/22/2008				Pending
17293	Brazil	S Design (Performance S with Borders)	25	Footwear.	828206740	3/6/2009	828206740	3/6/2009	2/10/2019	Registered
17294	Brazil	S Design (Performance S With Borders) + SKECHERS	25	Footwear.	828206767	3/6/2006	828206767	2/22/2011	2/22/2021	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20986	Brazil	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	830522204	1/27/2010				Pending
19995	Bulgaria	S Design (Performance S with Borders)	25	Apparel, namely shirts, blouses, t-shirts, sweat shirts, sweaters, sports jerseys, trousers, gussets, sweat pants, shorts; jackets, raincoats, coats, overcoats, pullovers, knitted sweaters, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, under parts (apparel), underpants, drawers; headwear, hats, caps, beanies, visors, ties, socks, belts, gloves (apparel), scarves, wristbands (apparel); shoes, boots, sneakers, sandals, slippers.	108614	3/4/2009	71825	10/27/2009	3/4/2019	Registered
22345	Cambodia	S Design (Performance S with Borders)	25	Footwear		2/7/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18981	Canada	S Design (Performance S with Borders)	25	Footwear namely shoes, boots, sneakers, sandals and slippers. Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie; headwear, namely, hats, caps, beanies, visors; ties, socks, belts, gloves, scarves and wristbands.	1,379,769	1/14/2008	TMA779115	10/5/2010	10/5/2025	Registered
19910	Canada	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	1,420,109	12/1/2008	TMA773352	7/30/2010	7/30/2025	Registered
20592	Canada	S Design (Performance S with Borders)	18, 25	(Class 18) Wallets. (Class 25) Belt buckles.	1,457,909	11/4/2009				Pending
20963	Canada	S Design (Performance S with Borders)	25	Clothing, namely, uniforms, tops, vests, pants, dresses, skirts, jackets, lab coats, headwear and non-surgical scrubs worn by nurses and other medical and health care professionals.	1,466,733	1/22/2010				Pending
18982	Chile	S Design (Performance S with Borders)	25	Footwear and apparel.	803669	1/18/2008	874248	1/18/2010	1/18/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
17108	China	S Design (Performance S with Borders)	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	5780577	12/12/2006				Pending
19440	China	S Design (Performance S with Borders)	14	Charms; ornaments; necklaces; pins; earrings; precious stones; rings; clocks; chronographs; chronometers; chronometrical instruments; clocks and watches, electric; atomic clocks; master clocks; watches; alarm clocks; stopwatches.	6766973	6/5/2008	6766973	3/28/2010	3/27/2020	Registered
19576	China	S Design (Performance S with Borders)	18	n/a	6891866	8/11/2008				Pending
19935	China	S Design (Performance S with Borders)	9	Eyewear, namely, eyeglasses; sunglasses; optical frames; eyewear cases; neck cords; neck chains; spectacle frames; spectacle glasses; eyeglass cases.	7115667	12/16/2008	7115667	10/14/2010	10/13/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21808	China	S Design (Performance S with Borders)	35	Sales promotion for others; sales promotion online for others; Advertising by mail order featuring footwear and apparel; Presentation of goods on communication media, for retail purposes; Advertising; Business management assistance ; Organization of exhibitions for commercial or advertising purposes; Procurement services for others [purchasing goods and services for other businesses].	8620641	8/30/2010				Pending
18983	Colombia	S Design (Performance S with Borders)	25	Footwear and apparel.	8004043	1/17/2008	400836	12/16/2008	12/16/2018	Registered
22714	Colombia	S Design (Performance S with Borders)	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	11043593	4/8/2011				Pending
18990	Croatia	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	A0011139	1/25/2008	955117	1/25/2008	1/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
17107	CTM	S Design (Performance S with Borders)	25	Footwear and apparel.	5546981	12/12/2006	5546981	12/12/2006	12/11/2016	Registered
19911	CTM	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	7421688	11/26/2008	7421688	6/16/2009	11/26/2018	Registered
20594	CTM	S Design (Performance S with Borders)	18, 25, 26	(Class 18) Leather and non- leather bags, including handbags, messenger bags, tote bags, sports bags, novelty bags, cosmetic bags, lunch bags, luggage, wallets and purses. (Class 25) Belts. (Class 26) Belt buckles.	8654592	11/2/2009				Pending
20967	CTM	S Design (Performance S with Borders)	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks.	9005042	4/6/2010	9005042	9/27/2010	4/6/2020	Registered
21133	CTM	S Design (Performance S with Borders)	35	Retail services for footwear and clothing via retail stores and the internet.	8919813	3/2/2010	8919813	8/24/2010	3/2/2020	Registered
19045	Ecuador	S Design (Performance S with Borders)	25	Footwear and apparel.	194554	1/29/2008	455808	5/14/2008	5/13/2018	Registered
19046	Egypt	S Design (Performance S with Borders)	25	Footwear and apparel.	211751	1/24/2008				Pending
18984	Hong Kong	S Design (Performance S with Borders)	25	Footwear and apparel.	301033631	1/17/2008	301033631	1/17/2008	1/15/2018	Registered
18985	India	S Design (Performance S with Borders)	25	Footwear and apparel.	1648581	1/31/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20465	India	S Design (Performance S with Borders)	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport bags, travel bags, carry- on bags, garment bags, duffle bags, rolling bags, messenger bags, backpacks, cinch sacks, briefcases, briefcase-type portfolios, and luggage.	1842297	7/21/2009				Pending
19047	Indonesia	S Design (Performance S with Borders)	25	Footwear and apparel.	D002008005003	2/13/2008	IDM00217575	9/10/2009	2/13/2018	Registered
18986	Israel	S Design (Performance S with Borders)	25	Footwear and apparel.	207571	1/17/2008	207571	1/17/2008	1/17/2018	Registered
21998	Jamaica	S Design (Performance S with Borders)	25	Footwear.	56710	10/19/2010				Pending
18991	Japan	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18987	Korea	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Registered
20466	Korea	S Design (Performance S with Borders)	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport bags, travel bags, carry- on bags, garment bags, duffle bags, rolling bags, messenger bags, backpacks, cinch sacks, briefcases, briefcase-type portfolios, and luggage.	40200934483	7/21/2009	400838594	10/6/2010	10/6/2020	Registered
21621	Kosovo	S Design (Performance S with Borders)	25	Footwear.	81410	8/30/2010				Pending
19048	Kuwait	S Design (Performance S with Borders)	25	Footwear and apparel.	91803	1/28/2008				Pending
21948	Libya	S Design (Performance S with Borders)	25	Footwear.	21728	12/22/2010				Pending
21950	Libya	S Design (Performance S with Borders)	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19585	Macedonia	S Design (Performance S with Borders)	25	Footwear and apparel; apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	MK/T/20081106	8/20/2008				Pending
18994	Malaysia	S Design (Performance S with Borders)	25	Footwear and apparel.	8001123	1/18/2008				Pending
18995	Mexico	S Design (Performance S with Borders)	25	Footwear and apparel.	908406	1/21/2008	1032120	1/21/2008	1/20/2018	Registered
19049	Montenegro	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139	1/25/2008	955117	1/25/2008	1/25/2018	Registered
22053	Morocco	S Design (Performance S with Borders)	25	Footwear.	133976	10/28/2010				Pending
18996	New Zealand	S Design (Performance S with Borders)	25	Clothing, footwear and headgear.	782774	1/16/2008	782774	1/16/2008	1/16/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20988	New Zealand	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	818707	1/27/2010	818707	7/29/2010	1/27/2020	Registered
18997	Panama	S Design (Performance S with Borders)	25	Footwear and apparel.	167908	1/17/2008	167908	1/17/2008	1/17/2018	Registered
19044	Peru	S Design (Performance S with Borders)	25	Footwear and apparel.	342550	1/29/2008	139783	6/18/2008	6/17/2018	Registered
18998	Philippines	S Design (Performance S with Borders)	25	Footwear, namely boots, shoes and slippers; and apparel, namely tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	4-2004-000661	1/18/2008	4-2004-000661	9/1/2008	9/1/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18992	Russia	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139	1/25/2008	955117	1/25/2008	1/25/2018	Registered
18999	Saudi Arabia	S Design (Performance S with Borders)	25	Footwear and apparel.	125916	1/19/2008	103136	12/23/2008	9/26/2017	Registered
19050	Serbia	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139	1/25/2008	955117	1/25/2008	1/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19051	Singapore	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Registered
19000	South Africa	S Design (Performance S with Borders)	25	Footwear and apparel.	200801149	1/17/2008				Pending
19052	Switzerland	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Pending
20990	Switzerland	S Design (Performance S with Borders)	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	508252010	1/27/2010	599024	1/27/2010	1/27/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19002	Thailand	S Design (Performance S with Borders)	25	Footwear, namely, sport shoes, leather shoes, sneakers, canvas boots, slippers and sandals; and apparel, namely, apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sport jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	685823	1/30/2008	TM290915	1/30/2008	1/29/2018	Registered
18993	Turkey	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Pending
19003	UAE	S Design (Performance S with Borders)	25	Footwear and apparel.	105612	1/21/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19053	Ukraine	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	A0011139	1/25/2008	955117	1/25/2008	1/25/2018	Registered
				skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands
17105	United States	S Design (Performance S with Borders)	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	78/827,361	3/2/2006	3,424,421	5/6/2008	5/6/2018	Registered
17106	United States	S Design (Performance S with Borders)	25	Footwear.	78/827,479	3/2/2006	3,158,807	10/17/2006	10/17/2016	Registered
19909	United States	S Design (Performance S with Borders)	9	Eyewear, namely, eyewear accessories, namely, neck cords and neck chains	77/621,968	11/25/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19971	United States	S Design (Performance S with Borders)	25	Clothing, namely, uniforms, tops, pants, jackets, and non- surgical scrubs worn by nurses and other medical and health care professionals.	77/651,608	1/16/2009				Pending
20590	United States	S Design (Performance S with Borders)	18	(Class 18) Leather and non- leather bags, including handbags, messenger bags, tote bags, sports bags, novelty bags, cosmetic bags, lunch bags, luggage, wallets and purses. (Class 26) Belt buckles.	77/859,853	10/28/2009				Pending
20966	United States	S Design (Performance S with Borders)	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks.	77/926,355	2/2/2010				Pending
21244	United States	S Design (Performance S with Borders)	9	Eyewear, namely, eyeglasses, optical frames; eyewear accessories, namely, eyewear cases	77/979,499	11/25/2008	3,812,187	6/29/2010	6/9/2020	Registered
21528	United States	S Design (Performance S with Borders)	25	Clothing, namely, vests, dresses, skirts, lab coats, and headwear.	77/980,253	1/16/2009	3,881,672	11/23/2010	11/23/2020	Registered
21574	United States	S Design (Performance S with Borders)	9	Eyewear, namely, sunglasses	77/980,093	11/25/2008	3,865,898	10/19/2010	10/19/2020	Registered
19004	Venezuela	S Design (Performance S with Borders)	25	Footwear and apparel.	9792008	1/23/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19054	Vietnam	S Design (Performance S with Borders)	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	1/25/2008	955117	1/25/2008	1/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19704	Australia	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19686	Brazil	S Design (Sport Stripe)	25	Footwear and apparel.	901241989	10/13/2008				Pending
19687	Canada	S Design (Sport Stripe)	25	Footwear, namely shoes, sneakers, sandals, slippers and boots. Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	1414916	10/17/2008				Pending
19688	Chile	S Design (Sport Stripe)	25	Footwear, namely shoes, sneakers, sandals, slippers and boots. Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	841048	10/15/2008	853521	6/24/2009	6/24/2019	Registered
19705	China	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Pending
19689	Colombia	S Design (Sport Stripe)	25	Footwear and apparel.	8109918	10/15/2008	381479	5/29/2009	5/29/2019	Registered
19706	Croatia	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19707	CTM	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19690	Hong Kong	S Design (Sport Stripe)	25	Footwear and apparel.	301221560	10/16/2008	301221560	10/16/2008	10/12/2018	Registered
19691	India	S Design (Sport Stripe)	25	Footwear and apparel.	1749228	10/31/2008				Pending
19692	Israel	S Design (Sport Stripe)	25	Footwear and apparel.	215683	10/23/2008	215683	10/23/2008	10/23/2018	Registered
19708	Japan	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19709	Korea	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19693	Malaysia	S Design (Sport Stripe)	25	Footwear and apparel.	8020819	10/17/2008				Pending
19694	Mexico	S Design (Sport Stripe)	25	Footwear and apparel.	969223	10/22/2008	1084359	10/22/2008	10/22/2018	Registered
19695	New Zealand	S Design (Sport Stripe)	25	Footwear and apparel.	797636	10/16/2008	797636	10/16/2008	10/7/2018	Registered
19696	Panama	S Design (Sport Stripe)	25	Footwear and apparel.	175985	10/15/2008	175985	10/15/2008	10/15/2018	Registered
19697	Philippines	S Design (Sport Stripe)	25	Footwear and apparel.	42008012998	10/22/2008				Pending
19710	Russia	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19698	Saudi Arabia	S Design (Sport Stripe)	25	Footwear and apparel.	136269	10/19/2008	11254	1/4/2010	6/28/2018	Registered
19699	South Africa	S Design (Sport Stripe)	25	Footwear and apparel.	200824317	10/15/2008				Pending
19700	Taiwan	S Design (Sport Stripe)	25	Shoes, sneakers, sandals, slippers and boots; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	97047880	10/16/2008	1372426	8/1/2009	7/31/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19701	Thailand	S Design (Sport Stripe)	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, boots, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves, wristbands.	711785	10/17/2008	TM301710	10/17/2008	10/16/2018	Registered
19711	Turkey	S Design (Sport Stripe)	25	Footwear and apparel.	n/a	10/30/2008	984878	10/30/2008	10/30/2018	Registered
19702	UAE	S Design (Sport Stripe)	25	Footwear and apparel.	120937	10/21/2008				Pending
19685	United States	S Design (Sport Stripe)	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	77/587,709	10/7/2008				Pending
21443	United States	S Design (Sport Stripe)	25	Footwear.	77/979,561	10/7/2008	3,826,446	7/27/2010	7/27/2020	Registered
19703	Venezuela	S Design (Sport Stripe)	25	Footwear and apparel.	207122008	10/22/2008				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20148	Australia	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Registered
20659	Australia	SHAPE-UPS	25	Clothing and apparel, including tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, ties, belts, gloves, scarves, wristbands; footwear, including shoes, socks; headgear, including hats, caps, beanies, visors.	1328829	10/28/2009	1019047	10/28/2009	10/28/2019	Registered
20769	Australia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Registered
21978	Australia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	1387509	10/6/2010				Pending
20129	Brazil	SHAPE-UPS	25	Footwear.	830195076	2/25/2009				Pending
20640	Brazil	SHAPE-UPS	25	Apparel.	902078321	10/30/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20749	Brazil	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	830495789	1/15/2010				Pending
21958	Brazil	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.		10/6/2010				Pending
22346	Cambodia	SHAPE-UPS	25	Footwear		2/7/2011				Pending
20130	Canada	SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,428,924	2/25/2009	TMA771,327	7/6/2010	7/6/2025	Registered
20641	Canada	SHAPE-UPS	25	Apparel.	1,456,832	10/27/2009				Pending
20750	Canada	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	1,465,656	1/13/2010				Pending
21959	Canada	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	1499464	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20131	Chile	SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	856186	2/27/2009	871583	1/5/2010	1/5/2020	Registered
20642	Chile	SHAPE-UPS	25	Apparel.	883296	11/2/2009	888441	6/30/2010	6/30/2020	Registered
20751	Chile	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	891779	1/15/2010	893081	8/6/2010	8/6/2020	Registered
21960	Chile	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	923905	10/8/2010				Pending
20149	China	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Pending
20660	China	SHAPE-UPS	25	Tops, shirts, blouses, t- shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	7797173	10/3/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20752	China	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	7994024	1/14/2010				Pending
21961	China	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	8720824	10/8/2010				Pending
22263	China	SHAPE-UPS	25	Clothing; layettes [clothing]; bathing suits; waterproof clothing; masquerade costumes; football shoes; footwear; hats; hosiery; gloves [clothing]; neckties; scarves; girdles; belts [clothing]; leather belt (clothing); chasubles; sashes for wear; wimples; maniples; caps (shower -); sleep masks; wedding dress.	8501878	7/22/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22661	China	SHAPE-UPS	25	Clothing; hats; gloves (clothing); layettes [clothing]; bathing suits; waterproof clothing; masquerade costumes; football shoes; footwear; hosiery; neckties; girdles; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks; wedding dress	n/a	3/22/2011				Pending
20132	Colombia	SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	9018946	2/25/2009				Pending
20643	Colombia	SHAPE-UPS	25	Apparel.	9122431	10/29/2009	406089	8/6/2010	8/6/2020	Registered
20753	Colombia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	9003366	1/15/2010	409245	9/16/2010	9/16/2020	Registered
21962	Colombia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	10124827	10/7/2010				Pending
20150	Croatia	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20661	Croatia	SHAPE-UPS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	n/a	10/28/2009	1019047	10/28/2009	10/28/2019	Pending
20770	Croatia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Pending
21979	Croatia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	Z20101794	10/11/2010				Pending
20151	CTM	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Registered
20558	CTM	SHAPE-UPS	05, 25, 32	Vitamins (Class 05), Apparel (Class 25), Bottled water (Class 32).	8577157	n/a	8577157	2/17/2010	9/28/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20754	CTM	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	8808883	4/14/2010	8808883	1/14/2010	1/14/2020	Registered
21044	CTM	SHAPE-UPS	03, 05, 09, 10, 14, 24, 28, 30, 32	(Class 03) Foot cream, foot powder, body wash, shampoo, sun block. (Class 05) Snack products, energy bars. (Class 09) Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains. (Class 10) Heart monitors. (Class 14) Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks. (Class 24) Towels. (Class 28) Jump ropes, weights, leg weights, yoga mat, treadmills, balance balls and isotonic bands. (Class 30) Frozen foods. (Class 32) Energy drinks, energy supplements.	8976938	3/24/2010				Pending
21847	CTM	SHAPE-UPS	3	Cosmetics.	9346041	9/1/2010	9346041	1/18/2011	9/1/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21877	CTM	SHAPE-UPS	9	Computer application software for mobile phones and devices, namely software for fitness management.	9381708	9/17/2010				Pending
21963	CTM	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	9427196	10/6/2010				Pending
20133	Hong Kong	SHAPE-UPS	25	Footwear.	301294687	2/27/2009	301294687	2/27/2009	2/26/2019	Registered
20644	Hong Kong	SHAPE-UPS	25	Apparel.	301462716	10/30/2009				Pending
20755	Hong Kong	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	301522728	1/15/2010	301522728	1/5/2010	1/14/2020	Registered
21964	Hong Kong	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	301730628	10/7/2010				Pending
20134	India	SHAPE-UPS	25	Footwear.	1792256	3/4/2009				Pending
20645	India	SHAPE-UPS	25	Apparel.	1878216	10/29/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20756	India	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	1910282	1/18/2010				Pending
21965	India	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	2033897	10/6/2010				Pending
20135	Israel	SHAPE-UPS	25	Footwear.	218995	2/26/2009				Pending
20646	Israel	SHAPE-UPS	25	Apparel.	224809	11/3/2009	224809	2/7/2011	11/3/2019	Registered
20757	Israel	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	226402	1/17/2010				Pending
21966	Israel	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.		10/6/2010				Pending
20136	Japan	SHAPE-UPS	25	Footwear.	110452009	2/18/2009	5378585	12/24/2010	12/24/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20771	Japan	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags, duffle bags, rolling bags, messenger bags, backpacks, novelty bags, namely clutch bags, cosmetic bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Registered
21980	Japan	SHAPE-UPS	35	Providing convenience to customers in the retail or wholesale business for Footwear; Providing convenience to customers in the retail or wholesale business for Clothing; Providing convenience to customers in the retail or wholesale business for Textile fabrics and Beddings; Providing convenience to customers in the retail or wholesale business for Bags and Pouches; Providing convenience to customers in the retail or wholesale business for Personal items.	201078487	10/7/2010				Pending
20152	Korea	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20662	Korea	SHAPE-UPS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	n/a	10/28/2009	1019047	10/28/2009	10/28/2019	Registered
20772	Korea	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Pending
21981	Korea	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	41201025284	10/6/2010				Pending
22019	Korea	SHAPE-UPS	10	Heart rate monitors for athletic and medical use	40201052622	10/13/2010				Pending
22020	Korea	SHAPE-UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052623	10/13/2010				Pending
20137	Malaysia	SHAPE-UPS	25	Footwear.	9003152	2/27/2009				Pending
20648	Malaysia	SHAPE-UPS	25	Apparel.	9019064	10/30/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20758	Malaysia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	2010000811	1/15/2010				Pending
21967	Malaysia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.						Pending
20138	Mexico	SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	993015	3/3/2009	1096890	3/3/2009	3/3/2019	Registered
20759	Mexico	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	1/15/2010	1156343	1/15/2010	1/15/2020	Registered
21968	Mexico	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	1125115	10/7/2010				Pending
20139	New Zealand	SHAPE-UPS	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	803021	2/26/2009	803021	2/26/2009	2/26/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20650	New Zealand	SHAPE-UPS	25	Apparel; apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristband; clothing, footwear, headgear.	814891	10/28/2009	814891	6/17/2009	6/17/2019	Registered
20760	New Zealand	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	818239	1/14/2010	818239	12/31/2009	12/31/2019	Registered
21969	New Zealand	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	831467	10/6/2010				Pending
20140	Panama	SHAPE-UPS	25	Footwear.	179363	2/27/2009	179363	2/27/2009	2/27/2019	Registered
20651	Panama	SHAPE-UPS	25	Apparel.	185338	10/29/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20761	Panama	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	187092	1/14/2010	187092	1/14/2010	1/14/2020	Registered
21970	Panama	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	194020	10/7/2010				Pending
20141	Philippines	SHAPE-UPS	25	Footwear, namely, shoes, sneakers, sandals, slippers and boots.	4-2009-002232	3/3/2009	4-2009-002232	6/15/2009	6/15/2019	Registered
20652	Philippines	SHAPE-UPS	25	Apparel.	4-2009-011127	10/29/2009				Pending
20762	Philippines	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	4-2010-000702	1/20/2010				Pending
21971	Philippines	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	42010011423	10/18/2010				Pending
20153	Russia	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20663	Russia	SHAPE-UPS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	n/a	10/28/2009	1019047	10/28/2009	10/28/2019	Registered
20773	Russia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Registered
21982	Russia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	2010731980	10/6/2010				Pending
20142	Saudi Arabia	SHAPE-UPS	25	Footwear.	140432	2/28/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20653	Saudi Arabia	SHAPE-UPS	25	Clothing, headgear; apparel; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	148780	11/10/2009				Pending
20763	Saudi Arabia	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	151610	2/6/2010				Pending
21972	Saudi Arabia	SHAPE-UPS	35	the bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods, on- line retail store, and mail order catalog services featuring footwear and apparel.	160706	10/27/2010				Pending
21460	Serbia	SHAPE-UPS	25	Footwear.	Z73910	4/29/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22006	Serbia	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	Z16832010	10/9/2010				Pending
20143	South Africa	SHAPE-UPS	25	Footwear.	200903537	2/26/2009				Pending
20654	South Africa	SHAPE-UPS	25	Apparel.	200921471	10/28/2009				Pending
20764	South Africa	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	201000620	1/14/2010				Pending
21973	South Africa	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	201022793	10/6/2010				Pending
20582	Swizterland	SHAPE-UPS	25	Footwear.	611342009	10/8/2009				Pending
20144	Taiwan	SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98006755	2/26/2009	1376515	9/1/2009	8/31/2019	Registered
20655	Taiwan	SHAPE-UPS	25	Apparel.	98047816	10/29/2009	1419477	7/16/2010	7/15/2020	Registered
20765	Taiwan	SHAPE-UPS	18	Leather bags, namely handbags, messenger bags, tote bags, sports bags, cosmetic bags sold empty; non-leather bags, namely handbags, messenger bags, tote bags, sports bags, cosmetic bags sold empty; luggage; wallets and purses.	99001890	1/15/2010	1434905	10/16/2010	10/15/2010	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21974	Taiwan	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	99055590	10/8/2010				Pending
20656	Thailand	SHAPE-UPS	25	Apparel.	748171	10/29/2009				Pending
20766	Thailand	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	756852	1/25/2010	TM327484	1/25/2010	1/24/2020	Registered
21975	Thailand	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	783236	10/7/2010				Pending
20154	Turkey	SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996540	2/27/2009	2/27/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20664	Turkey	SHAPE-UPS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	n/a	10/28/2009	1019047	10/28/2009	10/28/2019	Pending
20774	Turkey	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	n/a	4/2/2010	1035197	4/2/2010	4/2/2020	Pending
21983	Turkey	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	201064331	10/8/2010				Pending
20146	UAE	SHAPE-UPS	25	Footwear.	126752	3/3/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20657	UAE	SHAPE-UPS	25	Clothing, headgear; apparel; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	135380	11/3/2009				Pending
20767	UAE	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	138533	1/28/2010				Pending
21976	UAE	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	148166	10/14/2010				Pending
19578	United States	SHAPE-UPS	25	Footwear.	77/548,197	8/15/2008	3,732,331	12/29/2009	12/29/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20349	United States	SHAPE-UPS	05, 25	(Class 05) Vitamins. (Class 25) Apparel, namely, blouses, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, coats, overcoats, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves.	77/762,543	6/17/2009				Pending
20748	United States	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	77/903,751	12/31/2009				Pending
20906	United States	SHAPE-UPS	25	Apparel, namely, tops, shirts, t-shirts, jackets, pullovers, headwear, and wristbands.	77/978,773	1/6/2010	3,782,718	4/27/2010	4/27/2020	Registered
21043	United States	SHAPE-UPS	3	Foot cream, foot powder, body wash, shampoo, sun block.	77/943,564	2/24/2010				Pending
21045	United States	SHAPE-UPS	5	Snack products, energy bars.	77/943,609	2/24/2010				Pending
21047	United States	SHAPE-UPS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	77/943,693	2/24/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21049	United States	SHAPE-UPS	10	Heart monitors.	77/943,707	2/24/2010				Pending
21051	United States	SHAPE-UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks.	77/943,754	2/24/2010				Pending
21053	United States	SHAPE-UPS	24	Towels.	77/943,772	2/24/2010				Pending
21055	United States	SHAPE-UPS	28	Jump ropes, weights, leg weights, yoga mat, treadmills, balance balls and isotonic bands.	77/943,792	2/24/2010				Pending
21057	United States	SHAPE-UPS	30	Frozen foods.	77/943,822	2/24/2010				Pending
21059	United States	SHAPE-UPS	32	Energy drinks, energy supplements.	77/943,838	2/24/2010				Pending
21242	United States	SHAPE-UPS	32	Bottled water.	77/979,398	6/17/2009	3,804,830	6/15/2010	6/15/2020	Registered
21846	United States	SHAPE-UPS	3	Cosmetics.	85/116,950	8/26/2010				Pending
21876	United States	SHAPE-UPS	9	Computer application software for mobile phones and devices, namely software for fitness management.	85/125,382	9/8/2010				Pending
21102	United States	ADVANCED STABILIZATION INSOLE	25	Footwear.	77/960,611	3/16/2010				Pending
20147	Venezuela	SHAPE-UPS	25	Footwear.	40512009	3/13/2009			2/26/2025	Registered
20658	Venezuela	SHAPE-UPS	25	Apparel.	181472009	10/30/2009			10/25/2025	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20768	Venezuela	SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags.	17682010	2/8/2010				Registered
21977	Venezuela	SHAPE-UPS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	176892010	10/26/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19864	CTM	SHAPE UP WHILE YOU WALK	25	Footwear and apparel.	8759541	12/15/2009				Pending
20579	CTM	SHAPE UP	25	Clothes.	7322613	10/17/2008	7322613	6/21/2009	10/17/2018	Registered
21112	CTM	SHAPE UP ANYWHERE	25	Footwear and apparel.	9005174	4/6/2010				Pending
21195	CTM	SHAPE ‘N’ TONE	25	Footwear.	9005331	4/6/2010				Pending
21255	CTM	SHAPE TONES	25	Footwear.	9025909	4/14/2010	9025909	9/2/2010	4/14/2020	Registered
21449	CTM	SHAPE-UPS TONERS	25	Footwear.	9180365	6/16/2010	9180365	11/2/2010	6/16/2020	Registered
21507	CTM	SHAPE UP WHILE YOU WALK OR JOG	25	Footwear.	9180341	6/16/2010				Pending
21523	CTM	SHAPE YOUR BOOTY	25	Footwear.	9262387	7/21/2010	9262387	12/7/2010	7/21/2020	Registered
21879	CTM	SHAPE-UP AND GO	9	Computer application software for mobile phones and devices, namely software for fitness management.	9381716	9/17/2010				Pending
22127	CTM	SHAPE-UPS EVO	25	Footwear.	9578535	12/7/2010				Pending
22238	CTM	SHAPE-UPS EVOLUTION	25	Footwear.	9613721	12/21/2010				Pending
22246	CTM	SHAPE-UPS PULSE	25	Footwear.	9618141	12/22/2010				Pending
22374	CTM	SHAPE-UPS SURGE	25	Footwear.	9775198	3/1/2011				Pending
22551	CTM	SHAPE-UPS LIV BY SKECHERS (Stylized)	25	Footwear	9826462	3/21/2011				Pending
22239	Israel	SHAPE UP WHILE YOU WALK	25	Footwear.	234286	12/16/2010				Pending
21909	Japan	SHAPE-UPS TONERS	25	Footwear.	201071282	9/9/2010				Pending
21988	Japan	SHAPE-UPS (Stylized)	25	Footwear.	201080019	10/14/2010				Pending
21989	Japan	SHAPE-UPS (Stylized)	25	Apparel.	201082567	10/22/2010				Pending
22590	Japan	SHAPE-UPS LIV BY SKECHERS	25	Footwear	2011-19236	3/17/2011				Pending
22433	Mexico	SHAPE-UPS TONERS	25	Footwear	1154649					Pending
22434	Mexico	SHAPE-UPS TRAINER	25	Footwear	1154652					Pending
22445	Mexico	SHAPE-UPS SURGE	25	Footwear	1154821					Pending
22447	Mexico	SHAPE-UPS EVO	25	Footwear	1154826					Pending
22448	Mexico	SHAPE-UPS EVOLUTION	25	Footwear	1154823					Pending
22461	Mexico	SHAPE YOUR BOOTY	25	Footwear	66498					Pending
22472	Mexico	SHAPE YOUR BOOTY (Spanish Translation)	25	Footwear						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22552	Mexico	SHAPE-UPS LIV BY SKECHERS (Stylized)	25	Footwear						Pending
20580	United Kingdom	SHAPE UP	25	Articles of clothing; hosiery; stockings; tights and socks.	n/a	4/18/1996	2069039	3/14/1997	4/18/2016	Registered
19579	United States	SHAPE-UPS BY SKECHERS	25	Footwear.	77/548,220	8/15/2008				Pending
19862	United States	SHAPE UP WHILE YOU WALK	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	77/627,840	12/5/2008				Pending
19929	United States	SHAPE-UP DIET	16	Publications namely; books, pamphlets, brochures and booklets in the field of diet, nutrition and physical fitness.	77/635,523	12/17/2008				Pending
20350	United States	SHAPE UP	05, 32	(Class 05) Vitamins. (Class 32) Bottled water.	77/762,565	6/17/2009				Pending
20696	United States	SHAPEUPSHOES	25	Footwear.	77/663,206	2/4/2009	3,789,288	5/18/2010	5/18/2020	Registered
20713	United States	SHAPE UP WHILE YOU WALK	25	Footwear.	77/978,925	12/5/2008	3,776,273	4/13/2010	4/13/2020	Registered
21111	United States	SHAPE UP ANYWHERE	25	Footwear and apparel.	77/960,485	3/16/2010				Pending
21194	United States	SHAPE ‘N’ TONE	25	Footwear.	77/960,634	3/16/2010				Pending
21254	United States	SHAPE TONES	25	Footwear.	85/005,752	4/3/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21448	United States	SHAPE-UPS TONERS	25	Footwear.	85/037,655	5/13/2010				Pending
21506	United States	SHAPE UP WHILE YOU WALK OR JOG	25	Footwear.	85/048,172	5/26/2010				Pending
21522	United States	SHAPE YOUR BOOTY	25	Footwear.	85/060,558	6/11/2010				Pending
22126	United States	SHAPE-UPS EVO	25	Footwear.	85/187,121	11/30/2010				Pending
22237	United States	SHAPE-UPS EVOLUTION	25	Footwear.	85/200,054	12/16/2010				Pending
22245	United States	SHAPE-UPS PULSE	25	Footwear.	85/200,992	12/17/2010				Pending
22373	United States	SHAPE-UPS SURGE	25	Footwear.	85/236,190	2/7/2011				Pending
22550	United States	SHAPE-UPS LIV BY SKECHERS (Stylized)	25	Footwear	85/251,512	2/25/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20948	Australia	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Registered
20928	Brazil	Shape-Ups Stripes Design	25	Footwear.	830554882	3/30/2010				Pending
20929	Canada	Shape-Ups Stripes Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1468865	2/9/2010	TMA780414	10/22/2010	10/22/2025	Registered
20930	Chile	Shape-Ups Stripes Design	25	Footwear.	894799	2/10/2010	894247	8/17/2010	8/17/2020	Registered
20931	China	Shape-Ups Stripes Design	25	Footwear.	8068515	2/10/2010				Pending
20932	Colombia	Shape-Ups Stripes Design	25	Footwear.	10014614	2/10/2010	414303	11/30/2010	11/30/2020	Registered
20949	Croatia	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Pending
20933	CTM	Shape-Ups Stripes Design	25	Footwear.	8871287	2/9/2010	8871287	6/28/2010	2/10/2020	Registered
20934	Hong Kong	Shape-Ups Stripes Design	25	Footwear.	301542348	2/10/2010	301542348	2/10/2010	2/8/2020	Registered
20935	India	Shape-Ups Stripes Design	25	Footwear.	1923118	2/16/2010				Pending
20936	Israel	Shape-Ups Stripes Design	25	Footwear.	227115	2/10/2010				Pending
20950	Japan	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Registered
20951	Korea	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Pending
20937	Malaysia	Shape-Ups Stripes Design	25	Footwear.	2010002539	2/11/2010				Pending
20938	Mexico	Shape-Ups Stripes Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1067400	2/15/2010	1161081	n/a	n/a	Registered
20939	New Zealand	Shape-Ups Stripes Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	819657	2/15/2010	819657	1/25/2010	1/25/2020	Registered
20940	Panama	Shape-Ups Stripes Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	187672	2/10/2010	187672	2/10/2010	2/10/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20941	Philippines	Shape-Ups Stripes Design	25	Footwear.	42010001809	2/17/2010				Pending
20952	Russia	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Registered
20942	Saudi Arabia	Shape-Ups Stripes Design	25	Footwear.	139257	2/18/2010				Pending
20943	South Africa	Shape-Ups Stripes Design	25	Footwear.	201002837	2/10/2010				Pending
20944	Taiwan	Shape-Ups Stripes Design	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	99007136	2/11/2010	1432786	10/1/2010	9/30/2020	Registered
20945	Thailand	Shape-Ups Stripes Design	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots.	758563	2/11/2010				Pending
20953	Turkey	Shape-Ups Stripes Design	25	Footwear.	n/a	3/3/2010	1032939	3/3/2010	3/3/2020	Pending
20946	UAE	Shape-Ups Stripes Design	25	Footwear.	139257	2/18/2010				Pending
20916	United States	Shape-Ups Stripes Design	25	Footwear.	77/919,688	1/25/2010	3905635	1/11/2011	1/11/2021	Registered
20947	Venezuela	Shape-Ups Stripes Design	25	Footwear.	30952010	3/2/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20175	Australia	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Registered
20156	Brazil	SKECHERS SHAPE-UPS	25	Footwear.	901507369	3/10/2009				Pending
20157	Canada	SKECHERS SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1429431	3/2/2009	TMA771319	7/6/2010	7/6/2025	Registered
20158	Chile	SKECHERS SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	856553	3/4/2009	871585	1/5/2010	1/5/2020	Registered
20176	China	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Pending
20159	Colombia	SKECHERS SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	902199	3/4/2009	395076	1/29/2010	1/29/2020	Registered
20177	Croatia	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Pending
20178	CTM	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Registered
20160	Hong Kong	SKECHERS SHAPE-UPS	25	Footwear.	301296423	3/3/2009	301296423	3/3/2009	3/2/2019	Registered
20871	Hong Kong	SKECHERS SHAPE-UPS	25	Apparel.	301513223	12/31/2009	301513223	12/31/2009	12/31/2019	Registered
20161	India	SKECHERS SHAPE-UPS	25	Footwear.	1792799	3/5/2009				Pending
20162	Israel	SKECHERS SHAPE-UPS	25	Footwear.	219098	3/1/2009				Pending
20163	Japan	SKECHERS SHAPE-UPS	25	Footwear other than boots for sports.	110462009	2/18/2009	5259178	8/21/2009	8/21/2019	Registered
22265	Japan	SKECHERS SHAPE-UPS	25	Clothing; special sports clothing; sports jerseys; wristbands.	2010101152	12/28/2010				Pending
20179	Korea	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Registered
22021	Korea	SKECHERS SHAPE-UPS	10	Heart rate monitors for athletic and medical use	40201052624	10/13/2010				Pending
22022	Korea	SKECHERS SHAPE-UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052626	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22023	Korea	SKECHERS SHAPE-UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052627	10/13/2010				Pending
22024	Korea	SKECHERS SHAPE-UPS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052630	10/13/2010				Pending
20164	Malaysia	SKECHERS SHAPE-UPS	25	Footwear.	9003351	3/3/2009				Pending
20165	Mexico	SKECHERS SHAPE-UPS	25	Footwear, namely shoes, gym shoes, sandals, slippers and boots.	993016	3/3/2009	1103225	3/3/2009	3/3/2019	Registered
20166	New Zealand	SKECHERS SHAPE-UPS	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	803142	3/2/2009	803142	2/24/2009	2/24/2019	Registered
20167	Panama	SKECHERS SHAPE-UPS	25	Footwear.	179383	3/2/2009	179383	3/2/2009	3/2/2019	Registered
20168	Philippines	SKECHERS SHAPE-UPS	25	Footwear.	4-2009-002334	3/3/2009				Pending
20180	Russia	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Registered
20169	Saudi Arabia	SKECHERS SHAPE-UPS	25	Footwear.	140480	3/1/2009	113827	2/10/2010	11/12/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20170	South Africa	SKECHERS SHAPE-UPS	25	Footwear.	200903710	3/2/2009				Pending
20171	Taiwan	SKECHERS SHAPE-UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98007429	3/3/2009	1384065	11/1/2009	10/31/2019	Registered
20181	Turkey	SKECHERS SHAPE-UPS	25	Footwear.	n/a	2/27/2009	996579	2/27/2009	2/27/2019	Registered
20173	UAE	SKECHERS SHAPE-UPS	25	Footwear.	126559	3/3/2009				Pending
20155	United States	SKECHERS SHAPE-UPS	25	Footwear.	77/677,565	2/24/2009				Pending
20174	Venezuela	SKECHERS SHAPE-UPS	25	Footwear.	40502009	3/13/2009				Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8535	Algeria	SKECHERS	25	Apparel.	950118	1/30/1995	48630	1/30/1995	1/30/2015	Registered
8713	Argentina	SKECHERS	25	All goods in class 25.	1971673	n/a	2040500	9/1/2005	9/1/2015	Registered
7081	Australia	SKECHERS	25	Men’s, women’s and children’s footwear, clothing and headgear.	A593457	11/12/1992	593457	12/30/1992	12/30/2019	Registered
14364	Australia	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	939134	1/3/2003	939134	9/1/2003	1/3/2013	Registered
20983	Australia	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	1342766	1/27/2010	1342766	1/27/2010	1/27/2020	Registered
21824	Australia	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, online retail store services featuring footwear and apparel.	n/a	8/23/2010				Pending
7496	Austria	SKECHERS	25, 28	(Class 25) Footwear and apparel. (Class 28) Roller skates.	AM447293	9/22/1993	150025	11/18/1993	11/30/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14365	Austria	SKECHERS	18	Leather and leather imitations as well as goods thereof (as far as not included in other classes), especially bags, pouches and cases; all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, purses, briefcases, luggage, garment bags for travel, toilette bags and gymnastic bags.	83562002	12/30/2002	214449	12/19/2003	12/31/2013	Registered
8527	Bahamas	SKECHERS	38	n/a	17099	1/7/1995	17099	2/7/1995	2/7/2009	Registered
8522	Bahrain	SKECHERS	25	Readymade garments and foot wear of all kinds.	19234	8/16/1995	19234	8/16/1995	8/16/2015	Registered
7124	Benelux	SKECHERS	25	n/a	792194	1/27/1993	525508	1/27/1993	1/27/2013	Registered
14366	Benelux	SKECHERS	18	n/a	1024309	12/23/2002	721044	5/6/2003	12/23/2012	Registered
8528	Bermuda	SKECHERS	25	Shoes, socks, tops, bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tank tops, polo shirts, jackets, blazers, coats, parkas, caps, belts and suspender; all included in class 25.	26646	1/19/1995	26646	1/19/1995	1/19/2016	Registered
8529	Bolivia	SKECHERS	25	Clothing, footwear, headgear.	39	1/6/1995	62910C	2/12/1997	2/12/2017	Registered
14367	Bolivia	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	SM0034	1/9/2003	94774C	7/6/2004	7/6/2014	Registered
15601	Bosnia and Herzegovina	SKECHERS	25	Clothing, footwear, headgear.	BAZ048189A	10/20/2004	BAZ048189A	8/26/2009	10/20/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8517	Botswana	SKECHERS	25	Footwear, headgear and clothing for men, women and children, including t- shirts, sweatshirts, sweatpants, shorts and hats.	938134	n/a	SA14330	9/14/1993	9/14/2013	Registered
7080	Brazil	SKECHERS	25	Apparel.	817317130	3/2/1993				Pending
8833	Brazil	SKECHERS	28	Articles for gymnastics, sport, hunting, fishing, except clothes and clothing accessories.	818752971	4/7/1998	818752971	4/7/1998	4/7/2018	Registered
14368	Brazil	SKECHERS	18	n/a	825194636	1/8/2003				Pending
20985	Brazil	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.						Pending
21825	Brazil	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	830719326	8/12/2010				Pending
12451	Bulgaria	SKECHERS	25	Clothing, footwear, headgear.	52190	11/14/2000	75263	11/14/2000	11/14/2020	Registered
14369	Bulgaria	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	62675	1/14/2003	62675	8/13/2004	1/14/2013	Registered
22344	Cambodia	SKECHERS	25	Footwear		2/7/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
7325	Canada	SKECHERS	25	Men’s, women’s and children’s footwear, namely shoes and boots; and men’s and women’s and children’s clothing, namely t-shirts, sweatshirts, sweat-pants, socks, shorts and hats and men’s, women’s and children’s footwear, namely shoes and boots.	718019	11/30/1992	TMA451434	12/8/1995	12/8/2025	Registered
13718	Canada	SKECHERS	14	Watches, namely wrist and pocket watches; and clocks.	1153167	n/a	TMA629731	1/7/2005	1/7/2020	Registered
14370	Canada	SKECHERS	18	Leather and non-leather bags, namely, purses, handbags, fanny packs, wallets, briefcases, briefcase- type portfolios, tote bags, luggage and gym bags.	1164482	1/14/2003	TMA655623	12/21/2005	12/21/2020	Registered
19907	Canada	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	1420105	12/1/2008	TMA773274	7/29/2010	7/29/2025	Registered
20548	Canada	SKECHERS	35	Retail footwear store services.	1452447	9/21/2009	TMA772016	7/15/2010	7/15/2025	Registered
20591	Canada	SKECHERS	25, 26	(Class 25) Belts. (Class 26) Belt buckles.	1460210	11/24/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20962	Canada	SKECHERS	25	Clothing, namely, uniforms, tops, vests, pants, dresses, skirts, jackets, lab coats, headwear and non-surgical scrubs worn by nurses and other medical and health care professionals	1466732	1/22/2010				Pending
7478	Chile	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely, t- shirts, sweat-shirts, sweat- pants, socks, shorts and hats, clothing in general not comprised in other classes, footwear in general and headgear.	257478	10/29/1993	513349	5/27/1998	5/27/2018	Registered
14371	Chile	SKECHERS	18	Sports and travel bags, backpacks, tote bags, carry- on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	593904	1/7/2003	666939	6/10/2003	6/10/2013	Registered
15668	Chile	SKECHERS	35	Retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail services featuring footwear and clothing.	666957	11/22/2004	725588	5/17/2005	5/17/2015	Registered
7087	China	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	93014059	3/5/1993	696968	7/7/1994	7/6/2014	Registered
10023	China	SKECHERS (in Chinese Script)	25	n/a	9800044231	5/8/1998	1717145	2/20/2002	2/20/2012	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14372	China	SKECHERS	18	Bags.	3423766	1/2/2003				Pending
17600	China	SKECHERS	9	Eye glasses; sunglasses; pince-nez chains; pince-nez cases; eyeglass cases; spectacles [optics]; spectacle frames; eyeglass frames; pince-nez mountings; contact lenses.	5556457	8/21/2006				Pending
19436	China	SKECHERS	14	n/a	6766974	6/5/2008				Pending
19934	China	SKECHERS	9	Spectacle glasses, spectacle frames and eyeglass cases.	7115666	12/16/2008				Pending
21826	China	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	8620340	8/30/2010				Pending
22330	China	SKECHERS (Chinese Transliteration)	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	9114429	2/9/2011				Pending
22586	China	SKECHERS	39	Delivery of goods by mail order	n/a	3/9/2011				Pending
7497	Colombia	SKECHERS	25	Men’s, women’s and children’s footwear and men’s, women’s and children’s clothing; namely, t- shirts, sweatshirts, sweatpants, socks, shorts and hats.	93420078	11/26/1993	159046	5/17/1994	5/17/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14373	Colombia	SKECHERS	18	All purpose shorts and travel bags, backpacks, tote bags, carry-on bags, hand bags, fanny packs, wallets, briefcase, luggage, and garment bags for travel, leather and non-leather bags, namely, purses, hand bags, fanny packs, wallets, briefcase-type portfolios, tote bags, luggage, shopping bags and gym bags.	3002956	1/17/2003	277497	11/25/2003	11/25/2013	Registered
21827	Colombia	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	10099147	8/12/2010	417130	1/31/2011	1/31/2021	Registered
22713	Colombia	SKECHERS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	11043592	4/8/2011				Pending
8526	Costa Rica	SKECHERS	25	All types of clothing and footwear, for men, women and children, namely, t-shirts, sweat-shirts, sweatpants, socks, shorts and hats.	n/a	n/a	103284	8/20/1997	8/18/2017	Registered
8510	Croatia	SKECHERS	25	Men’s, women’s and children’s apparel, namely shirts, sweat pants, sweat shirts and footwear, stockings, shorts and hats.	Z950465A	3/6/1995	Z950465A	3/6/1995	3/6/2015	Registered
21828	Croatia	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, online retail store services featuring footwear and apparel.	n/a	8/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14375	CTM	SKECHERS	18	Goods made of leather and imitations of leather, all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	2992535	12/3/2002	2992535	9/29/2004	12/30/2012	Registered
15681	CTM	SKECHERS	18, 25, 35	(Class 25) Clothing, footwear, headgear; clothing for men, women and children; t-shirts, sweatshirts, training trousers, socks, shorts; footwear for men, women and children; headgear, hats; boots, shoes and slippers. (Class 18) Leather and imitations of leather and goods made of these materials; bags and trunks, sports and travel bags, all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, bumbags, fanny packs, wallets, briefcases, luggage garment bags for travel, shopping bags, rucksacks, theatre bags, belt bags, purses, kitbags, ragbags, hip flasks. (Class 35) Catalog sales of footwear and clothing; advertising; commercial business	4307691	2/15/2005	4307691	2/15/2005	2/14/2015	Registered
19908	CTM	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords, neck chains.	7421746	11/26/2008	7421746	6/16/2009	11/26/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20593	CTM	SKECHERS	25, 26	(Class 25) Belts. (Class 26) Belt buckles.	8706806	11/24/2009	8706806	5/4/2010	11/24/2019	Registered
20965	CTM	SKECHERS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks.	8827487	1/22/2010	8827487	7/13/2010	1/22/2020	Registered
7840	Cyprus	SKECHERS	25	n/a	39857	2/24/1994	39857	2/24/1997	2/23/2015	Registered
7479	Czech Republic	SKECHERS	25	Men’s, women’s and children’s footwear; Men’s, women’s and children’s clothing, namely, t-shirts, sweat shirts socks, shorts and hats.	9383510	10/15/1993	183329	3/9/1995	10/15/2013	Registered
7459	Denmark	SKECHERS	25	All goods in class 25.	VA056131993	9/2/1993	78801993	11/5/1993	11/5/2013	Registered
14376	Denmark	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	VA200300013	1/3/2003	VR200300547	3/12/2003	3/11/2013	Registered
17109	Dominican Republic	SKECHERS	25	Footwear and apparel.	200613510	2/24/2006	155632	8/14/2006	8/13/2016	Registered
9877	Ecuador	SKECHERS	25	Shoes, apparel, and all goods in class 25.	75453	1/29/1997	100361	3/29/2001	3/29/2011	Registered
14377	Ecuador	SKECHERS	18	All-purpose bags, backpacks, bags, handbags, luggage and design travel bags.	130326	1/13/2003	23397	6/24/2003	5/19/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8516	Egypt	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely, t-shirts, sweatshirts, sweatpants, socks, shorts and hats in class 25.	93930	1/9/1995	93930	7/2/2000	1/8/2015	Registered
8530	El Salvador	SKECHERS	25	Dresses, including boots, shoes and slippers.	24295	1/17/1995	245	2/20/1998	2/20/2018	Registered
14946	Estonia	SKECHERS	25	Clothing, footwear, headgear; especially men’s, women’s and children’s footwear and men’s, women’s and children’s clothing, among them t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	M200301563	10/9/2003	40195	11/3/2004	11/1/2014	Registered
7480	Finland	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	934052	9/15/1993	133387	8/5/1994	8/5/2014	Registered
14378	Finland	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	T200300178	1/24/2003	228695	10/15/2003	10/15/2013	Registered
7076	France	SKECHERS	25	n/a	n/a	n/a	93452520	1/27/1993	1/26/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12903	France	SKECHERS	16, 35	(Class 16) Mail order catalogs. (Class 35) Brining together, for the benefit of others, of footwear and clothing (excluding the transport thereof) enabling customers to conveniently view and purchase same; commercial information about footwear and clothing available in retail stores through internet.	13118002	8/24/2001	13118002	8/24/2001	8/22/2011	Registered
12921	France	SKECHERS	09, 14, 18, 28	(Class 09) Scientific, nautical, surveying, photographic, cinematographic, optical, of measurement of weighing, signalling apparatus and instruments; glasses, sunglasses, glasses frames, glasses cases; compact discs, dvds, data carriers for phonetic and visual recording, apparatus for reading and recording sound and image. (Class 14) Noble metals and their alloys and products in these matters or plated; jewellery; jewellery; fancy jewellery, rings, bracelets, necklaces, brooches; watches and chronometric instruments. (Class 18) Leather and imitations of leather, leatherware goods in leather, in leather imitation, made of synthetic materials; purses, card cases, wallets,	13078792	1/19/2001	13078792	1/19/2001	1/19/2011	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12922	France	SKECHERS	12, 32, 41	(Class 12) Vehicles; apparatus for locomotion by land, air or water. (Class 32) Beers; mineral and aerated water and other non-alcoholic beverages; Fruit beverages and fruit juices; Syrup and other preparations to make beverages. (Class 41) Sports activities, organization of competitions, races, raids, hikes, contests, shows, trainings. Edition of books, magazines, magazines.	13086548	2/26/2001	13086548	2/26/2001	7/31/2011	Registered
7077	Germany	SKECHERS	25	n/a	S5574425	12/24/1992	2051774	12/10/1993	12/21/2012	Registered
12904	Germany	SKECHERS	35	Retail footwear and clothing store services; mail order catalog services featuring footwear and clothing; namely selection and presentation of merchandise in catalogues, forwardal of catalogs, taking of orders and complaints, also via phone, computer and Internet; transportation packaging and storage of goods, delivery and recollection of parcels and advertising mail.	30165142	11/12/2001	30165142	12/17/2002	11/30/2011	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14379	Germany	SKECHERS	18	Goods made of leather and imitations of leather, as far as included in class 18; all purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	30405697	2/2/2004	30405697	3/4/2004	2/28/2014	Registered
7481	Greece	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	116226	10/7/1993	116226	10/7/1993	10/7/2013	Registered
14380	Greece	SKECHERS	18	Leather and non-leather bags, namely purses, handbags, fanny packs, wallets, briefcases, briefcasetype portfolios, tote bags, luggage, shopping bags and gym bags.	148446	1/7/2003	148446	7/19/2004	1/7/2013	Registered
8531	Guatemala	SKECHERS	25	n/a	239395	2/21/1995				Pending
14689	Guatemala	SKECHERS	42	Retail sales of shoes and clothing, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.	M38132003	6/10/2003	128263	3/7/2004	3/7/2014	Registered
8538	Honduras	SKECHERS	25	Clothing, namely pants, sweatshirts, shirts, shorts, t-shirts, sweaters, shoes, hats, socks and scarves.	15495	1/6/1995	64253	2/9/1996	2/9/2016	Registered
7082	Hong Kong	SKECHERS	25	n/a	35193	1/13/1993	254495	n/a	11/12/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10022	Hong Kong	SKECHERS (Transliteration)	25	Footwear and clothing.	453597	n/a	12101999	4/8/1997	4/8/2014	Registered
14381	Hong Kong	SKECHERS	18	Sports and travel bags, backpacks, tote bags, carry- on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	200300182	1/6/2003	200308209	6/16/2003	1/6/2020	Registered
21829	Hong Kong	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	301693549	8/19/2010	301693549	8/19/2010	8/18/2020	Registered
7489	Hungary	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	M9304359	9/16/1993	141432	9/13/1993	9/16/2013	Registered
14382	Hungary	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	M0300040	1/8/2003	117891	2/25/2004	1/8/2013	Registered
8511	Iceland	SKECHERS	25	Footwear; namely boots, shoes and slippers; and apparel; namely shirts, pants, jackets, coats, dresses, shorts, skirts, headwear, hats, socks and belts.	131995	1/5/1995	52995	n/a	5/29/2015	Registered
14383	Iceland	SKECHERS	18	All-purpose bags, backpacks, tote bags, carry-on bags, luggage, and garment bags for travel.	402003	1/6/2003	2252003	3/3/2003	3/3/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
7482	India	SKECHERS	25	Men’s, Women’s and Children’s footwear, Men’s, Women’s and Children’s clothing namely shirts, sweat shirts, sweat pants, socks, shorts, hats.	608009	9/28/1993	608009	9/28/1993	9/28/2013	Registered
14384	India	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	1166732	1/15/2003	1166732	3/9/2005	1/15/2013	Registered
21830	India	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	2008233	8/12/2010				Pending
7086	Indonesia	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely T- shirts, sweat-shirts, sweat- pants, socks, shorts and hats.	3454	2/6/1993	312945	n/a	2/5/2012	Registered
14385	Indonesia	SKECHERS	18	n/a	D0020031141211522	5/8/2003				Pending
7483	Ireland	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t- shirts, sweatshirts, sweatpants, socks, shorts and hats.	934311	9/15/1993	157077	9/15/1993	9/14/2020	Registered
14386	Ireland	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	225820	12/30/2002	25820	7/23/2003	12/30/2012	Registered
7460	Israel	SKECHERS	25	n/a	88823	9/22/1993	88823	n/a	9/2/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14387	Israel	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	162186	1/9/2003	162186	2/3/2004	1/9/2013	Registered
21831	Israel	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	232116	8/12/2010				Pending
7078	Italy	SKECHERS	25	Men’s, woman’s and children’s footwear, and men’s, women’s and children’s clothing, namely T-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	RM93C001566	12/5/1993	660473	n/a	12/5/2013	Registered
14388	Italy	SKECHERS	18	n/a	RM2003C001148	3/3/2003				Pending
21997	Jamaica	SKECHERS	25	Footwear.						Pending
7079	Japan	SKECHERS	25	Footwear; clothing (excluding Japanese style clothing); garters, garter belts, suspenders, belts, clothing belts, sportswear and sports shoes.	6371993	1/7/1993	3116900	1/31/1996	12/30/2015	Registered
8061	Japan	SKECHERS	18	Handbags, brief cases, portfolios, toto bags, luggages, boston bags, back packs and other bags, wallets, purses (not of precious metal), other pouches & the like, vanity cases (not fitted), metal bag fittings, purse clasps.	661271994	7/1/1994	3296533	4/25/1997	4/25/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
9196	Japan	SKECHERS	9	Sunglasses, other spectacles, photographic apparatus/instruments; cinematographic apparatus/instruments; optical apparatus/instruments, records; metronomes, cinematographic films, slid films/transparencies, slide film mounts, prerecorded video discs/tapes, weight belts, wetsuits, inflatable swimming floats, air tanks, flutter boards, regulators, divers’ apparatus, video game apparatus for personal use.	1350411995	12/26/1995	4050431	8/29/1997	8/29/2017	Registered
9197	Japan	SKECHERS	14	Clocks/watches, smokers’ articles of precious metal, personal ornaments, jewelry/rough gemstones/imitations of jewelry, trophies, and commemorative shields.	1350421995	12/26/1995	4008130	6/6/1997	6/6/2017	Registered
9198	Japan	SKECHERS	16	Stationary, adhesives for stationary or household purposes, printed matter, calligraphy & paintings, photographs, photograph stands, playing cars.	1350431995	12/26/1995	4030743	7/18/1997	7/18/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
9199	Japan	SKECHERS	18	Leather, bags/pouches & the like, vanity cases (not fitted), metal bag fittings, purse clasps, umbrellas & parasols, walking sticks, canes, metal cane fittings, walking-stick/cane handles, horse-riding equipment, and pet accessories.	1350441995	12/26/1995	4008131	6/6/1997	6/6/2017	Registered
9201	Japan	SKECHERS	28	Game machines; billiard equipment, go game equipment (Japanese board game); shogi game equipment (Japanese chess); dice; sugoroku games (Japanese Parcheesi); dice cups; diamond games; chess games; checkers; conjuring apparatus; dominoes; mahjong equipment; toys & dolls, toys for domestic pets; sporting & gymnastic implements, wax for skis, fishing tackle.	135045	12/26/1995	4050432	8/29/1997	8/29/2017	Registered
9276	Japan	SKECHERS	34	Tobacco, cigarette paper, smokers articles (not of precious metal), and matches.	85601996	1/31/1996	3363474	11/28/1997	11/28/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12905	Japan	SKECHERS	42	Providing advertisement information relating to retail stores; providing advice/professional consultancy relating to the retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the on-line retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the mail order catalog services featuring footwear and clothing; and all other professional business consultancy, agencies for buying the goods; marketing survey; commercial sales information supply, issuing trading stamps, preparation of financial statements, referral service and personal placement (employment	863722001	9/25/2001	4877077	7/1/2005	7/1/2015	Registered
8518	Jordan	SKECHERS	25	Footwear and apparel.	1453	1/21/1995	37905	1/21/1995	1/21/2012	Registered
8515	Kazakhstan	SKECHERS	25	Articles of clothing, footwear and headgear.	7070	2/8/1995	6456	1/16/1998	2/8/2015	Registered
7084	Korea	SKECHERS	25, 26	(Class 25) Low shoes, boots, laced boots, leather shoes, vinyl shoes, mountain climbing boots, and sandals. (Class 26) Shoe laces.	20033768	3/31/2003	278318	11/2/1993	11/2/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
7470	Korea	SKECHERS	14, 24, 25	(Class 14) Necktie-pins, cuff-buttons. (Class 24) Handkerchief. (Class 25) Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders and socks.	9449155	12/8/1994	352022	12/23/1996	12/22/2016	Registered
8653	Korea	SKECHERS	25	Sweaters, sports shirts, jumpers, jeans, jackets, arctic clothing (parkas), children’s clothing, blouses, and shorts.	20043643	3/23/2004	310156	3/21/1995	3/21/2015	Registered
8654	Korea	SKECHERS	06, 22, 25, 28	(Class 06) Crampons. (Class 22) Camping tents. (Class 25) Anorak for sports. (Class 28) Metal toys, plastic toys, rubber toys, roller skates, footballs, gloves for baseball, and pickle.	9344846	12/20/1993	318755	7/28/1995	7/28/2015	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
9708	Korea	SKECHERS	06, 08, 16, 17, 18, 19, 20, 21	(Class 06) Aromatics containers of metal, bottle stoppers of metal. (Class 08) Shaving tool cases. (Class 16) Paper boxes, paper sacks. (Class 17) Bottle stoppers of rubber. (Class 18) Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing bags, key cases, all-purpose sports and travel bags, totebags, carry-on bags, fanny packs, luggage, garment bags for travel. (Class 19) Aromatics containers of masonry. (Class 20) Aromatic containers (not of metal nor of masonry), bottle stoppers of wood or plastics. (Class 21) Bottle stoppers of glass or porcelain, bottles for cosmetic.	9640986	9/12/1996	393448	1/30/1998	1/30/2008	Registered
14389	Korea	SKECHERS	18	Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing bags, key cases, all-purpose sports and travel bags, totebags, carry-on bags, fanny packs, luggage, garment bags for travel.	200330	1/14/2003	393448	2/25/2004	1/30/2018	Registered
19503	Korea	SKECHERS	25	n/a	1211	7/23/2007	1211	7/23/2008	10/22/2014	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19580	Korea	SKECHERS (Transliteration)	25	Footwear, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	40200840605	8/19/2008	400797782	8/13/2009	8/13/2019	Registered
20595	Korea	SKECHERS	18, 25	(Class 18) Wallets, duffel bags, backpacks, casual bags and cinch sacks. (Class 25) Hats.	40200951747	10/22/2009	400846021	12/10/2010	12/10/2020	Registered
21832	Korea	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, online retail store services featuring footwear and apparel.	n/a	8/23/2010				Pending
8519	Kuwait	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	31150	5/31/1995	28982	5/31/1995	5/31/2015	Registered
14947	Latvia	SKECHERS	25	Clothing, footwear.	M031744	10/15/2003	M53808	8/20/2004	10/14/2013	Registered
7484	Lebanon	SKECHERS	25	Footwear of all kinds and sizes for men, women and children, clothes for men, women and children, especially shirts known as t-shirts, sweat-shirts, sweat-pants, aprons, socks and trousers of all sizes.	67126	10/14/1993	61726	10/14/1993	10/13/2023	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21947	Libya	SKECHERS	25	Footwear.	21727	12/22/2010				Pending
21949	Libya	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.						Pending
14948	Lithuania	SKECHERS	25	Footwear and apparel.	20032179	10/15/2003	49640	7/25/2005	10/15/2013	Registered
8514	Macau	SKECHERS	25	Footwear and apparel.	14483M	2/9/1995	14483M	12/4/1995	12/4/2012	Registered
15602	Macedonia	SKECHERS	25	Footwear and apparel.	MKT2004792	10/19/2004	12585	10/19/2004	10/14/2014	Registered
7498	Malaysia	SKECHERS	25	Covers men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	9307499	9/23/1993	9307499	9/23/1993	9/23/2010	Registered
21833	Malaysia	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	2010014850	8/12/2010				Pending
7324	Mexico	SKECHERS	25	n/a	155318	8/6/1993	487080	4/12/2005	11/26/2012	Registered
14390	Mexico	SKECHERS	18	All-purpose sport and travel bags, backpacks, tote bags, carry-on bags, handbags, pouches, luggage, portfolios, equipment bags and garment bags for travel.	583170	1/10/2003	780332	1/10/2003	1/10/2013	Registered
21834	Mexico	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	1111661	8/12/2010				Pending
17544	Moldova	SKECHERS	25, 35	(Class 25) Footwear and apparel. (Class 35) Retail sales of footwear and apparel.	21333	8/16/2006	17301	8/16/2006	8/15/2016	Registered
19488	Montenegro	SKECHERS	25	Clothing, footwear and headgear.	14232004	n/a	ME50845	10/22/2004	10/22/2014	Registered
8520	Morocco	SKECHERS	25	n/a	55876	2/7/1995	55876	2/7/1995	2/7/2015	Registered
17834	Mozambique	SKECHERS	25	n/a	113852006	n/a				Pending
17835	Mozambique	SKECHERS	41	n/a	113862006	n/a				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
11601	Netherlands-Antilles	SKECHERS	25	Footwear, clothing and headgear, particularly shoes, undershirts, trousers, jackets, dresses, shorts, skirts, headgear, hats, socks and belts.			21091	11/16/1998	10/12/2018	Registered
14391	Netherlands-Antilles	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.			9520	3/25/2003	1/8/2013	Registered
7499	New Zealand	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	230117	9/14/1993	230117	3/19/1996	9/14/2014	Registered
14392	New Zealand	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	671451	1/6/2003	671451	7/7/2003	1/6/2020	Registered
20987	New Zealand	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	n/a	n/a	818708	1/27/2010	1/27/2020	Registered
21835	New Zealand	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	828760	8/12/2010	828760	8/12/2010	8/12/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8532	Nicaragua	SKECHERS	25	Footwear for men, women and children; apparel for men, women and children; especially, t-shirts, sweat shirts, sweatpants, hosiery, shorts and hats.	n/a	n/a	371187	5/4/1998	5/4/2018	Registered
7485	Norway	SKECHERS	25	Men’s, women’s and children’s footwear and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	934413	9/16/1993	174296	6/20/1996	6/20/2016	Registered
14393	Norway	SKECHERS	18	Trunks and travelling bags, bags, sports bags, handbags, back packs, rucksacks, tote bags, hand luggage, hunting bags, school bags, fanny packs, wallets; briefcases; garment bags (for travelling purposes).	200300012	1/2/2003	220072	8/7/2003	8/6/2013	Registered
21899	Oman	SKECHERS	25	Footwear.	66003	12/22/2010				Pending
8537	Pakistan	SKECHERS	25	Under apparel; namely men’s, women’s and children’s clothing, outerwear, underwear, hosiery, shirts, t-shirts, sweatshirts, pullovers, jackets, swimming suits, skirts, slacks, warm-up shirts, polo shirts, shorts and broad shorts, socks, tops, footwear; namely shoes and sandals, and headgear, namely hats and caps.	128437	1/19/1995	128437	1/19/1995	1/19/2017	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
7105	Panama	SKECHERS	25	Men’s, women’s and children’s footwear; and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	65555	4/7/1993	65555	6/5/1995	6/5/2015	Registered
14394	Panama	SKECHERS	18	Sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	124945	1/8/2003	124945	1/8/2003	1/8/2013	Registered
21836	Panama	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	192433	8/12/2010				Pending
8533	Paraguay	SKECHERS	25	Clothing; including boots, shoes and tennis shoes.	25895	1/6/1995	281768	9/1/2005	9/1/2015	Registered
7486	Peru	SKECHERS	25	Shoes, pants, shirts, shorts and hats for women, men and children.	231893	n/a	6953	5/4/1994	5/4/2014	Registered
14395	Peru	SKECHERS	18	All types of handbags, backpacks, bags, compact traveling luggage, luggage and clothes bags.	170240	1/7/2003	87770	3/31/2003	3/31/2013	Registered
7487	Philippines	SKECHERS	25	n/a	89131	11/5/1993	63364	8/13/1996	8/13/2016	Registered
14396	Philippines	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	42003000482	1/20/2003	42003000482	3/20/2005	3/19/2015	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20202	Philippines	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	42009002702	3/16/2009				Pending
21837	Philippines	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	42010009004	8/16/2010				Pending
7488	Poland	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	Z125053	9/16/1993	87977	12/12/1995	9/16/2013	Registered
7490	Portugal	SKECHERS	25	Footwear and apparel.	295049N	9/30/1993	295049	11/24/1994	11/24/2014	Registered
14397	Portugal	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	369426R	1/20/2003	369426R	10/14/2003	10/14/2013	Registered
13518	Puerto Rico	SKECHERS	25	Men’s, women’s and children’s footwear and men’s, women’s and children’s clothing; namely t-shirts, sweat-pants, socks, shorts and hats.	8418	8/16/2002	8418	2/13/2003	8/30/2014	Registered
14398	Puerto Rico	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	n/a	2/5/2003	58908	4/13/2004	2/5/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
8521	Qatar	SKECHERS	25	Clothing, including boots, shoes and slippers.	13167	4/5/1995	13167	3/12/2002	4/5/2015	Registered
14399	Romania	SKECHERS	18	All purpose sport and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.	M200300020	1/6/2003	54062	7/18/2005	1/6/2013	Registered
15607	Romania	SKECHERS	25	Footwear and apparel.	M200408865	10/19/2004	64059	10/19/2004	10/18/2014	Registered
7493	Russia	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	93044759	9/22/1993	128290	6/16/1995	9/22/2013	Registered
14400	Russia	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	2003702018	2/3/2003	265942	3/25/2004	2/3/2013	Registered
21838	Russia	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, online retail store services featuring footwear and apparel.	n/a	8/23/2010				Pending
7461	Saudi Arabia	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	22222	9/8/1993	31145	6/26/1994	5/21/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21839	Saudi Arabia	SKECHERS	35	the bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods, on-line retail store, and mail order catalog services featuring footwear and apparel.	158311	8/17/2010				Pending
15603	Serbia	SKECHERS	25	Clothing, footwear and headgear.	Z14232004	10/22/2004	50845	10/22/2004	10/22/2014	Registered
7125	Singapore	SKECHERS	25	n/a	64793	1/29/1993	64793	n/a	11/12/2012	Registered
10885	Singapore	SKECHERS	25	Footwear, headgear, hats and socks.	T9806133D	n/a	T9806133D	6/18/1998	6/18/2018	Registered
14401	Singapore	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs (belt bags), wallets, briefcases, luggage and garment bags for travel.	T0300134G	1/7/2003	T000134G	1/7/2003	1/7/2013	Registered
7548	Slovak Republic	SKECHERS	25	Men, women and children clothing and footwear, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	213394	11/23/1193	178378	11/19/1997	11/23/2013	Registered
8512	Slovenia	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	9570174	2/6/1995	9570174	1/10/1996	2/6/2015	Registered
7500	South Africa	SKECHERS	25	Footwear, headgear and clothing for men, women and children, including t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	n/a	n/a	938134	9/14/1993	9/14/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14402	South Africa	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	200300045	1/2/2003	200300045	1/2/2003	1/1/2013	Registered
21840	South Africa	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	201017528	8/12/2010				Pending
7083	Spain	SKECHERS	25	n/a	1739139	1/13/1993	1739139	1/13/1993	11/13/2013	Registered
14403	Spain	SKECHERS	18	All types of bags that are included in class 18, backpacks, large purses, handbags, purses, strap bags, wallets, portfolios, travelling bags and luggage.	2520158	1/3/2003	2520158	6/17/2003	1/3/2013	Registered
7491	Sweden	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t- shirts, sweatshirts, sweatpants, socks, shorts and hats.	938360	9/15/1993	257806	4/29/1994	4/29/2014	Registered
14404	Sweden	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	200208442	12/30/2002	362192	7/31/2003	7/18/2013	Registered
7462	Switzerland	SKECHERS	25	n/a	1019719932	9/2/1993	415984	9/2/1993	9/2/2013	Registered
14405	Switzerland	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	22003	1/3/2003	508075	3/6/2003	1/3/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20989	Switzerland	SKECHERS	9	Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	508242010	1/27/2010	599023	1/27/2010	1/27/2020	Registered
7085	Taiwan	SKECHERS	40	Apparel.	81064349	8/16/1993	608626	8/16/1993	8/15/2013	Registered
7099	Taiwan	SKECHERS	41	Footwear.	81064350	7/1/1993	602922	7/1/1993	6/30/2013	Registered
10805	Taiwan	SKECHERS (in Chinese Script)	25	All kinds of footwear.	87026056	5/4/1998	864384	8/16/1999	8/15/2019	Registered
11952	Taiwan	SKECHERS (in Chinese Script)	25	Shoes, boots, clothing, hats, socks, gloves.	n/a	n/a	852336	5/16/1999	5/15/2019	Registered
14406	Taiwan	SKECHERS	18	Athletic handbags, athletic knapsacks and sports bags, travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	92003073	1/3/2003	1104335	5/31/2004	5/31/2007	Registered
19915	Taiwan	SKECHERS	14	Precious metals and their alloys, jewelry, trinkets, precious stones; cuff links and tie pins; jewelry boxes; medals, medals of honor, decorations and medallions; clocks and watches and parts thereof.	97054324	11/26/2008	1392048	1/1/2010	12/31/2019	Registered
21841	Taiwan	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	99040028	8/16/2010				Pending
7492	Thailand	SKECHERS	25	Shoes, t-shirts, sweat-shorts, sweat-pants, socks, shorts and hats.	253608	10/13/1993	22600	10/13/1993	10/12/2013	Registered
14810	Thailand	SKECHERS	25	n/a	370345	9/25/1998	TM92167	9/25/1998	6/24/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21842	Thailand	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	776849	8/17/2010				Pending
8536	Tunisia	SKECHERS	25	Shoes for men, women and children, menswears, women and children, in particular, shirts, sweat shirts, pants (sweat-pants, socks, shorts and hats.	n/a	12/1/1995	EE950028	12/1/1995	12/1/2010	Registered
7463	Turkey	SKECHERS	25	Footwear and apparel. Specifically, the goods covered by the registration are clothing for women, men and children, namely t-shirts, sweat-shirts, sweat-trousers, shorts, socks, headwear (hats, casquettes, berets, caps), footwear (shoes, high-shoes, boots, sandals, sports shoes, slippers).	149088	9/7/1993	149088	9/7/1993	9/7/2013	Registered
14407	Turkey	SKECHERS	18	Processed and unprocessed leather and skins; imitation leather; goods made of leather, imitation leather or other materials not included in other classes: all-purpose sports and travel bags, backpacks, tote bags, handbags, briefcases, luggage, garment bags for travel; umbrellas and parasols.	200301033	n/a	200301033	1/15/2003	1/15/2013	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21843	Turkey	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, online retail store services featuring footwear and apparel.	n/a	8/23/2010				Pending
8523	UAE	SKECHERS	25	Men’s, women’s and children’s footwear and men’s women’s and children’s clothing namely t-shirts, sweat shirts, sweat pants, socks, shorts and hats.	14206	12/23/1995	15692	12/23/1995	12/23/2015	Registered
21844	UAE	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	146002	8/16/2010				Pending
7494	Ukraine	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s apparel; namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.	94010197	1/14/1994	10376	1/14/1994	1/14/2014	Registered
15097	Ukraine	SKECHERS	25	Men’s, women’s and children’s footwear; men’s, women’s and children’s clothing in particular t-shirts and sport shirts; undershirts, drawers, underpants; socks; shorts; headgears.	94020563	2/4/1994	10467	6/15/2004	2/4/2014	Registered
7075	United Kingdom	SKECHERS	25	Boots, shoes and slippers; all included in class 25.	n/a	n/a	1523265	11/12/1992	11/12/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
10189	United Kingdom	SKECHERS	25	Footwear; boots; shoes; clothing; articles of outer clothing; appare; coats; jackets; shirts; t-shirts; jumpers; sweatshirts; trousers; shorts; dresses; skirts; socks; belts; headgear; caps; and hats.	n/a	n/a	2143082	8/27/1997	8/27/2017	Registered
12902	United Kingdom	SKECHERS	35	n/a	2278796	8/23/2001	2278796	8/23/2001	8/23/2011	Registered
14408	United Kingdom	SKECHERS	18	Sports and travel bags, all- purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, bumbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	2320226	1/9/2003	2320226	1/9/2003	1/8/2013	Registered
7074	United States	SKECHERS	25	Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely, T-shirts, sweat-shirts, sweat-pants, socks, shorts and hats	74/330,368	11/12/1992	1,851,977	8/30/1994	8/30/2014	Registered
9758	United States	SKECHERS	18	Leather and non-leather bags, namely, purses, handbags, fanny packs, wallets, briefcases, briefcase-type portfolios, tote bags, luggage, shopping bags and gym bags	75/178,756	10/8/1996	2,145,468	3/17/1998	3/17/2018	Registered
10800	United States	SKECHERS	42	Retail footwear and clothing store services, mail order catalog services featuring footwear, on-line retail store services featuring footwear and clothing	75/557,323	9/23/1998	2,313,660	2/1/2000	2/1/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
13709	United States	SKECHERS	14	Watches, namely wrist and pocket watches; and clocks.	78/155,941	8/20/2002	2,789,863	12/2/2003	12/2/2013	Registered
19906	United States	SKECHERS	9	Eyewear, namely, eyewear accessories, namely, neck cords and neck chains.	77/621,929	11/25/2008				Pending
19970	United States	SKECHERS	25	Clothing, namely, vests, dresses, skirts, lab coats, and headwear.	77/651,575	1/16/2009				Pending
20589	United States	SKECHERS	25, 26	(Class 25) Belts. (Class 26) Belt buckles.	77/876,731	11/19/2009				Pending
20964	United States	SKECHERS	14	Pendant watches, ring watches, belt loop watches, and watches on chains.	77/926,409	2/2/2010				Pending
21243	United States	SKECHERS	9	Eyewear, namely, eyeglasses, optical frames; eyewear accessories, namely, eyewear cases.	77/979,498	11/25/2008	3,812,186	6/29/2010	6/29/2020	Registered
21527	United States	SKECHERS	25	Clothing, namely, uniforms, tops, pants, jackets, and non-surgical scrubs worn by nurses and other medical and health care professionals.	77/980,252	1/16/2009	3,881,671	11/23/2010	11/23/2020	Registered
21573	United States	SKECHERS	9	Eyewear, namely, sunglasses.	77/980,092	11/25/2008	3,865,897	10/19/2010	10/19/2020	Registered
22375	United States	SKECHERS	35	Retail footwear store servicse, and on-line retail store services featuring footwear	85/244,924	2/17/2011				Pending
8534	Uruguay	SKECHERS	25	n/a	275038	1/11/1995	34474	12/19/1996	12/11/2016	Registered
17588	Uruguay	SKECHERS	18	All goods in class 18.	373437	8/17/2006	373437	9/28/2007	9/28/2017	Registered
7495	Venezuela	SKECHERS	25	n/a	986994	7/24/1994	186050	2/9/1996	2/9/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
14409	Venezuela	SKECHERS	18	n/a	5292003	1/22/2003				Pending
21845	Venezuela	SKECHERS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	5852011	1/14/2011				Pending
14410	Vietnam	SKECHERS	18	All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.	4200300247	1/13/2003	56166	8/5/2007	1/13/2013	Registered
15657	Vietnam	SKECHERS	25	All types of shoes and apparel.	4200412379	11/10/2004	71239	4/6/2006	11/9/2014	Registered
8525	Zimbabwe	SKECHERS	25	Footwear, headgear and clothing for men, women and children including t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.	6495	1/17/1995	6495	1/17/1995	1/17/2015	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20905	Azerbaijan	SKECHERS and S Design (Performance S with Borders)	25	Footwear and apparel.	n/a	1/15/2010	N20100478	1/15/2010	1/15/2020	Registered
22247	Bahrain	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	85408	2/27/2011				Pending
17295	Brazil	SKECHERS BEACH	25	n/a	828206732	3/6/2006	828206732	2/22/2011	2/22/2021	Registered
17296	Brazil	SKECHERS SPORT	25	n/a	828206759	3/6/2006	828206759	2/22/2011	2/22/2021	Registered
14073	Canada	SKECHERS SPORT	25	Footwear, namely shoes.	1168264	2/21/2003	TMA616036	7/29/2004	7/29/2019	Registered
14074	Canada	SKECHERS COLLECTION	25	Footwear, namely shoes.	1174789	4/14/2003	TMA615940	7/28/2004	7/28/2019	Registered
19923	CTM	SKECHERS D’LITES	25	Footwear.	7448052	12/4/2008	7440852	6/10/2009	12/4/2018	Registered
20639	CTM	SKECHERS CALI	25	Footwear.	8644833	10/28/2009	8644833	3/22/2010	10/28/2019	Registered
20639	CTM	SKECHERS CALI	25	Footwear.	8644833	10/28/2009	8644833	3/22/2010	10/28/2019	Registered
20677	CTM	SKECHERS RESISTANCE RUNNERS	25	Footwear.	8654527	11/2/2009	8654527	3/22/2010	11/2/2019	Registered
20841	CTM	SKECHERS RESISTANCE	25	Footwear.	8996092	3/31/2010	8996092	8/18/2010	3/31/2020	Registered
20849	CTM	SKECHERS RESISTANCE RUNNER	25	Footwear.	8995896	3/31/2010	8995896	8/18/2010	3/31/2020	Registered
20843	CTM	SKECHERS WELLNESS	25	Footwear.	8995862	3/31/2010	8995862	8/18/2010	3/31/2020	Registered
20845	CTM	SKECHERS FITNESS	25	Footwear.	8996001	3/31/2010	8996001	8/18/2010	3/31/2020	Registered
20853	CTM	SKECHERS RESISTANCE TRAINING	25	Footwear.	8996051	3/31/2010	8996051	8/18/2010	3/31/2020	Registered
21142	CTM	SKECHERS RESISTANCE TRAINER	25	Footwear.	9025735	4/14/2010	9025735	9/2/2010	4/14/2020	Registered
20857	CTM	SKECHERS FITNESS TRAINING	25	Footwear.	8996068	3/31/2010	8996068	9/14/2010	3/31/2020	Registered
21038	CTM	SKECHERS XF	25	Footwear.	8989551	3/29/2010	8989551	8/18/2010	3/29/2020	Registered
21040	CTM	SKECHERS AT	25	Footwear.	n/a	3/29/2010	8989394	8/18/2010	3/29/2020	Registered
21042	CTM	SKECHERS ALL TERRAIN	25	Footwear.	8989477	3/29/2010	8989477	8/18/2010	3/29/2020	Registered
21136	CTM	SKECHERS FITNESS TRAINER	25	Footwear.	9025669	4/14/2010	9025669	9/2/2010	4/14/2020	Registered
21138	CTM	SKECHERS FITNESS GROUP	25	Footwear.	9025685	4/14/2010	9025685	9/2/2010	4/14/2020	Registered
21513	CTM	SKECHERS X TRAINER	25	Footwear.	9262494	7/21/2010	9262494	12/7/2010	7/21/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21815	CTM	SKECHERS RADIUS TONER	25	Footwear.	9346198	9/1/2010	9346198	1/18/2011	9/1/2020	Registered
21819	CTM	SKECHERS RADIUS TRAINER	25	Footwear.	9451782	10/15/2010				Pending
21996	CTM	SKECHERS COMPETE	25	Footwear.	9472895	10/26/2010	9472895	3/8/2011	10/25/2020	Registered
22417	CTM	SKECHERS FITNESS TRACKER	9	Computer application software for mobile phones and devices, namely software for fitness management.	9791419	3/7/2011				Pending
22532	CTM	SKECHERS DIRECT	35	Retail store services featuring footwear; on-line retail store services featuring footwear.						Pending
20203	Egypt	SKECHERS and S Design (Performance S with Borders)	25	Footwear and apparel.	228592	3/12/2009	228592	3/11/2009	3/11/2019	Registered
22248	Egypt	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	254652	12/16/2010				Pending
19106	Hong Kong	SKECHERS Z STRAP	25	Footwear.	301043225	1/30/2008	301043225	1/30/2008	1/26/2018	Registered
20678	Hong Kong	SKECHERS TONE UPS	25	Footwear.	301463634	11/2/2009	301463634	11/2/2009	11/1/2019	Registered
20317	India	SKECHERS and S Design (Performance S with Borders)	25	Footwear and apparel.	1816188	5/8/2009				Pending
8419	Japan	SKECHERS SPORT UTILITY BAGS SKECHERS	18	Handbags, briefcases, folding briefcases, carry-on bags/tote bags, trunks, boston bags, backpacks, other bags, wallets/billfolds (not of precious metal), other pouches and the like, vanity cases (not fitted), metal bag fittings, and purse clasps.	1148361994	11/11/1994	3355775	10/31/1997	10/31/2017	Registered
21907	Japan	SKECHERS RADIUS TRAINER	25	Footwear.	201071286	9/9/2010	5380674	1/7/2011	1/7/2021	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22249	Jordan	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	48006	12/20/2010				Pending
22011	Korea	SKECHERS RESISTANCE RUNNERS	10	Heart rate monitors for athletic and medical use	40201052604	10/13/2010				Pending
22012	Korea	SKECHERS RESISTANCE RUNNERS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052606	10/13/2010				Pending
22013	Korea	SKECHERS RESISTANCE RUNNERS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052608	10/13/2010				Pending
22014	Korea	SKECHERS RESISTANCE RUNNERS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052612	10/13/2010				Pending
22028	Korea	SKECHERS TONE UPS	10	Heart rate monitors for athletic and medical use	40201052636	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22029	Korea	SKECHERS TONE UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052640	10/13/2010				Pending
22030	Korea	SKECHERS TONE UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052645	10/13/2010				Pending
22031	Korea	SKECHERS TONE UPS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052649	10/13/2010				Pending
22250	Kuwait	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	117731	1/20/2011				Pending
22251	Lebanon	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	133390	1/21/2011	133390	2/1/2011	2/1/2026	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22438	Mexico	SKECHERS RESISTANCE	25	Footwear	1154640					Pending
22418	Mexico	SKECHERS FITNESS TRACKER	9	Computer application software for mobile phones and devices, namely software for fitness management.						Pending
22422	Mexico	SKECHERS FITNESS GROUP	25	Footwear	1154643					Pending
22439	Mexico	SKECHERS COMPETE	25	Footwear	1154828					Pending
22455	Mexico	SKECHERS LIV BY SHAPE-UPS	25	Footwear	1154786					Pending
22533	Mexico	SKECHERS DIRECT	35	Retail store services featuring footwear; on-line retail store services featuring footwear.						Pending
22252	Oman	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	66003	12/22/2010				Pending
22253	Qatar	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.						Pending
21030	Saudi Arabia	SKECHERS FIRM-UPS	25	Footwear.	152266	2/24/2010				Pending
21029	Saudi Arabia	SKECHERS TONE UPS	25	Footwear, shoes, sneakers, sandals, slippers and boots.	152265	2/24/2010				Pending
22254	Saudi Arabia	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	163348	12/25/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
19840	Taiwan	SKECHERS and S Design (Performance S with Borders)	25	Shoes, sneakers, sandals, slippers and boots; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	97050426	10/31/2008	1372450	8/1/2009	7/31/2019	Registered
20679	Thailand	SKECHERS TONE UPS	25	Shoes (except sport shoes), sneakers, sandals, slippers, boots and sport shoes.	748675	11/3/2009				Pending
22255	UAE	SKECHERS WORLD FAMOUS	35	Retail store, on-line retail store, and mail order catalog services featuring footwear and apparel.	150822	12/21/2010				Pending
9828	United States	SKECHERS USA	25	Footwear.	75/220,099	12/31/1996	2,105,579	10/14/1997	10/14/2017	Registered
13710	United States	SKECHERS SPORT	25	Footwear.	78/158,540	8/28/2002	2,734,901	7/8/2003	7/8/2013	Registered
13711	United States	SKECHERS SPORT	25	Apparel, namely, shirts, pants, jackets, dresses, coats, shorts, skirts, headwear, hats, socks.	78/155,948	8/20/2002	3,146,139	9/19/2006	3/19/2016	Registered
13712	United States	SKECHERS SPORT	14	Watches, namely wrist and pocket watches.	78/155,951	8/20/2002	3,139,720	9/5/2006	9/5/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18917	United States	SKECHERS LOVE THE SHOES	25	Footwear and apparel, namely, men’s, women’s and children’s clothing and outerwear, namely, tops, shirts, T-shirts, knit shirts, sweat-shirts, sweaters, sports shirts, sports jerseys, bottoms, pants, sweat-pants, trousers, shorts, jackets, coats, pullovers, underwear, bathing suits, socks, hats, caps, visors, belts, gloves and wristbands.	77/361,307	12/28/2007				Pending
18922	United States	SKECHERS HOT FUDGE	16, 25	(Class 16) Publications, namely, comic books, comic magazines, cartoon prints, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	77/361,344	12/28/2007				Pending
19433	United States	SKECHERS D’LITES	25	Footwear.	77/490,089	6/3/2008	3,610,186	4/21/2009	4/21/2019	Registered
19822	United States	SKECHERS TWINKLE TOES	25	Footwear.	77/598,579	10/22/2008				Pending
20193	United States	SKECHERS TONE UPS	25	Footwear.	77/688,970	3/11/2009				Pending
20842	United States	SKECHERS WELLNESS	25	Footwear.	77/912,365	1/14/2010				Pending
20844	United States	SKECHERS FITNESS	25	Footwear.	77/912,397	1/14/2010				Pending
20856	United States	SKECHERS FITNESS TRAINING	25	Footwear.	77/914,977	1/19/2010				Pending
21037	United States	SKECHERS XF	25	Footwear.	77/943,070	2/23/2010				Pending
21039	United States	SKECHERS AT	25	Footwear.	77/943,062	2/23/2010				Pending
21041	United States	SKECHERS ALL TERRAIN	25	Footwear.	77/943,053	2/23/2010				Pending
21135	United States	SKECHERS FITNESS TRAINER	25	Footwear.	85/005,688	4/3/2010				Pending
21137	United States	SKECHERS FITNESS GROUP	25	Footwear.	85/005,691	4/3/2010				Pending
21512	United States	SKECHERS X TRAINER	25	Footwear.	85/060,666	6/11/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21785	United States	SKECHERS RIDE SERIES	25	Footwear, excluding winter sports footwear	85/098,132	8/2/2010				Pending
21814	United States	SKECHERS RADIUS TONER	25	Footwear.	85/116,875	8/26/2010				Pending
21818	United States	SKECHERS RADIUS TRAINER	25	Footwear.	85/147,854	10/7/2010				Pending
21995	United States	SKECHERS COMPETE	25	Footwear.	85/154,243	10/15/2010				Pending
20840	United States	SKECHERS RESISTANCE	25	Footwear.	77/912,292	1/14/2010				Pending
20852	United States	SKECHERS RESISTANCE TRAINING	25	Footwear.	77/912,713	1/15/2010				Pending
21141	United States	SKECHERS RESISTANCE TRAINER	25	Footwear.	85/005,698	4/3/2010				Pending
22416	United States	SKECHERS FITNESS TRACKER	9	Computer application software for mobile phones and devices, namely software for fitness management.	85/252,323	2/25/2011				Pending
22531	United States	SKECHERS DIRECT	35	Retail store services featuring footwear; on-line retail store services featuring footwear.	85/258,530	3/4/2011				Pending
22598	United States	SKECHERS WEAR CLUB	35	Retail rewards services; retail store services featuring footwear; on-line retail store services featuring footwear.	85/265,257	3/11/2011				Pending
22601	United States	SKECHERS SELECT	35	Retail rewards services; retail store services featuring footwear; on-line retail store services featuring footwear.	85/265,262	3/11/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12749	Australia	SKX	25	n/a	876593	5/22/2001	876593	5/22/2001	5/22/2011	Registered
12454	Bulgaria	SKX	25	Clothing, footwear and headgear.	NR52234	11/16/2000	41350	11/16/2000	11/16/2020	Registered
12750	Canada	SKX	25	Footwear namely, shoes, boots, sneakers, sandals, slippers and apparel namely, shirts, pants, jackets, dresses, shorts, skirts, socks, belts and headwear namely, hats, caps, toques and scarves.	1106483	6/14/2001	1106483	2/19/2008	2/19/2023	Registered
12751	China	SKX	25	n/a	2001088293	5/28/2001	1791746	6/20/2002	6/20/2012	Registered
12752	France	SKX	25	n/a	13102233	5/24/2001	13102233	5/24/2001	5/24/2011	Registered
12753	Germany	SKX	25	n/a	30132	5/25/2001	30123629	4/15/2002	5/31/2011	Registered
12754	Greece	SKX	25	Footwear, apparel, headwear.	146528	5/30/2001	146528	12/17/2002	5/29/2011	Registered
12755	Hong Kong	SKX	25	Footwear and apparel; shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.	200108367	5/25/2001	B09569	5/25/2002	5/25/2008	Registered
12756	Japan	SKX	25	n/a	527472001	6/11/2001	4581005	6/28/2002	6/28/2012	Registered
12757	New Zealand	SKX	25	Footwear and apparel.	638682	5/30/2001	638682	12/6/2001	5/30/2018	Registered
12758	Panama	SKX	25	Clothing, footwear and headgear, footwear and apparel, namely shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts for clothing.	115339	n/a	115339	6/11/2003	6/20/2011	Registered
15293	Panama	SKX	25	Clothing, footwear and headgear, footwear and apparel, namely shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts for clothing.	115339	n/a	115339	6/11/2003	6/20/2011	Registered
13520	Puerto Rico	SKX	25	Footwear and shoes.	8415	8/16/2002	8415	2/13/2003	2/28/2012	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12759	South Africa	SKX	25	Clothing, footwear, headgear; including shirts, pants, jackets, dresses, shorts, skirts, socks and belts.	200109145	5/25/2001	200109145	5/25/2001	5/25/2011	Registered
12760	Taiwan	SKX	25	n/a	90021230	5/28/2001	1008237	8/16/2002	7/15/2012	Registered
12761	United Kingdom	SKX	25	Footwear, clothing, apparel, shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.	2271619	6/20/2001	2271619	6/3/2001	6/3/2011	Registered
12309	United States	SKX	25	Footwear and shoes.	75/980,297	3/11/2000	2,542,311	2/26/2002	2/26/2012	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
18911	China	SOHO LAB	25	Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	n/a	n/a	6442079	5/28/2010	5/27/2020	Registered
15650	Japan	SOHO LAB	25, 35	(Class 25) Clothing (except aprons, collar protectors, socks and stockings, gaiters, fur stoles, shawls, scarves (scarfs), tabi (Japanese socks), tabi covers, gloves, babies’ diapers of textile, neckties, neckerchieves, bandanna, warm supporter, mufflers, ear muffs), garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, special sporting and gymnastic wear; special sporting and gymnastic footwear. (Class 35) Commercial sales information supply (commercial information agencies), providing sales information about the management of retail store services, professional business consultancy about the management of retail sales and catalog shopping, advertising, professional	64942005	1/28/2005	4939525	3/24/2006	3/24/2016	Registered
16598	Panama	SOHO LAB	25	Footwear and apparel.	146743	11/11/2005	146743	11/11/2005	11/11/2015	Registered
15631	United States	SOHO LAB	35	Retail store services featuring footwear.	78/975,775	8/4/2004	3,076,820	4/4/2006	4/4/2016	Registered
16581	United States	SOHO LAB	25	Footwear.	78/748,762	11/7/2005	3,270,044	7/24/2007	7/24/2017	Registered
16599	Venezuela	SOHO LAB	25	n/a	252302005	11/15/2005				Pending
17909	Venezuela	SOHO LAB	35	Sales and promotion services, sales promotion [for others] of footwear and apparel; advertising; business administration; office functions.	287742006	12/11/2006				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
12956	Australia	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	890048	9/24/2001	890048	5/3/2002	9/24/2011	Registered
17297	Brazil	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	828263639	3/13/2006				Pending
12957	Canada	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear, namely shoes, boots and sneakers.	1116319	9/21/2001	TMA615975	7/29/2004	7/29/2019	Registered
12958	China	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	2001179199	9/24/2001	2003893	2/21/2003	2/20/2013	Registered
12959	CTM	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	2389740	9/26/2001	2389740	2/17/2003	9/26/2011	Registered
12973	France	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	13122402	9/24/2001	13122402	9/24/2001	9/22/2011	Registered
12974	Germany	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	2389740	9/26/2001	30156571	1/7/2002	9/30/2011	Registered
12960	Hong Kong	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	200115574	9/24/2001	B02471	2/20/2003	9/24/2018	Registered
12962	New Zealand	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	646479	10/4/2001	646479	4/4/2002	10/4/2018	Registered
12963	Panama	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	117310	9/27/2001	11731001	9/27/2001	9/27/2011	Registered
12964	Philippines	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	4.2001E+11	10/10/2001	42001007620	7/29/2006	7/29/2016	Registered
12965	South Africa	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	200116683	9/25/2001	200116683	9/25/2001	9/24/2011	Registered
12975	United Kingdom	SOMETHIN’ ELSE FROM SKECHERS	25	Footwear.	2282250	10/3/2001	2282250	3/15/2002	10/3/2011	Registered
12913	United States	SOMETHIN’ ELSE FROM SKECHERS (Stylized)	25	Footwear.	76/313,101	9/10/2001	2,653,976	11/26/2002	11/26/2012	Registered
13041	United States	SOMETHIN’ ELSE FROM SKECHERS	25	Apparel items; namely shorts, skirts.	76/341,730	11/26/2001	3,055,819	1/31/2006	1/31/2016	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21325	Australia	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Registered
21305	Brazil	SPORT TONES	25	Footwear.	830584307	4/13/2010				Pending
21306	Canada	SPORT TONES	25	Footwear.	1475985	4/7/2010				Pending
21307	Chile	SPORT TONES	25	Footwear.	900691	4/9/2010				Registered
21308	China	SPORT TONES	25	Footwear.	8192046	4/9/2010				Pending
21309	Colombia	SPORT TONES	25	Footwear.	10-041151	4/9/2010				Pending
21326	Croatia	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Pending
21310	CTM	SPORT TONES	25	Footwear.	9018391	4/12/2010	9018391	9/2/2010	4/12/2020	Registered
21311	Hong Kong	SPORT TONES	25	Footwear.	301585026	4/13/2010	301585026	4/13/2010	4/12/2020	Registered
21312	India	SPORT TONES	25	Footwear.	1954107	4/21/2010				Pending
21313	Israel	SPORT TONES	25	Footwear.	228889	4/11/2010				Pending
21327	Japan	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Registered
21328	Korea	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Pending
21314	Malaysia	SPORT TONES	25	Footwear.	201000689	4/13/2010				Pending
21315	Mexico	SPORT TONES	25	Footwear.	1082142	4/16/2010	1174864	4/16/2010	4/16/2020	Registered
21316	New Zealand	SPORT TONES	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	822359	4/12/2010	822359	4/3/2010	4/3/2020	Registered
21317	Panama	SPORT TONES	25	Footwear.	191126	6/25/2010				Pending
21318	Philippines	SPORT TONES	25	Footwear.	4-2010-003913	4/14/2010				Pending
21329	Russia	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Registered
21319	Saudi Arabia	SPORT TONES	25	Footwear.	154033	4/24/2010				Pending
21320	South Africa	SPORT TONES	25	Footwear.	2010/07596	4/12/2010				Pending
21321	Taiwan	SPORT TONES	25	Footwear.	99016836	4/14/2010				Pending
21322	Thailand	SPORT TONES	25	Footwear.	764725	4/20/2010				Pending
21330	Turkey	SPORT TONES	25	Footwear.	A0019556	4/21/2010	1037478	4/21/2010	4/21/2020	Pending
21323	UAE	SPORT TONES	25	Footwear.	154033	4/24/2010				Pending
21271	United States	SPORT TONES	25	Footwear.	85/005,772	4/3/2010				Pending
21324	Venezuela	SPORT TONES	25	Footwear.	65172010	5/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20389	Australia	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Registered
21015	Australia	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Registered
20369	Brazil	TONE UPS	25	Footwear.	901731161	6/18/2009				Pending
20995	Brazil	TONE UPS	25	Apparel.	830626760	5/21/2010				Pending
20370	Canada	TONE UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,441,672	6/16/2009				Pending
20996	Canada	TONE UPS	25	Apparel.	1,469,694	2/16/2010				Pending
20371	Chile	TONE UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	867840	6/18/2009	874279	1/28/2010	1/28/2020	Registered
20997	Chile	TONE UPS	25	Apparel.	895412	2/16/2010	894879	8/24/2010	8/24/2020	Registered
20372	China	TONE UPS	25	Footwear.	7480138	6/18/2009				Pending
20998	China	TONE UPS	25	Apparel	8077342	2/21/2010				Pending
20373	Colombia	TONE UPS	25	Footwear.	9063064	6/18/2009	397431	2/25/2010	2/25/2020	Registered
20999	Colombia	TONE UPS	25	Apparel.	10016673	2/15/2010	411919	10/22/2010	10/22/2020	Registered
20390	Croatia	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Pending
21016	Croatia	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Pending
20374	CTM	TONE UPS	25	Footwear.	8368441	6/17/2009	8368441	12/1/2009	6/17/2019	Registered
21000	CTM	TONE UPS	25	Apparel.	8885998	2/12/2010	8885998	7/5/2010	2/16/2020	Registered
21064	CTM	TONE-UPS	25	Footwear and apparel.	9005166	4/6/2010	9005166	8/24/2010	4/6/2020	Registered
20375	Hong Kong	TONE UPS	25	Footwear.	301366317	6/18/2009	301366317	6/18/2009	6/17/2019	Registered
21001	Hong Kong	TONE UPS	25	Apparel.	301546191	2/18/2010				Pending
20376	India	TONE UPS	25	Footwear.	1830642	6/18/2009				Pending
21002	India	TONE UPS	25	Apparel.	1923711	2/17/2010				Pending
20377	Israel	TONE UPS	25	Footwear.	221592	6/23/2009				Pending
21003	Israel	TONE UPS	25	Apparel.	n/a	2/14/2010				Pending
20391	Japan	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21017	Japan	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Registered
20392	Korea	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Registered
21018	Korea	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Pending
22025	Korea	TONE UPS	10	Heart rate monitors for athletic and medical use	40201052633	10/13/2010				Pending
22026	Korea	TONE UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052634	10/13/2010				Pending
22027	Korea	TONE UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052635	10/13/2010				Pending
20378	Malaysia	TONE UPS	25	Footwear.	9010160	6/19/2009				Pending
21004	Malaysia	TONE UPS	25	Apparel.	2010002871	2/19/2010				Pending
20379	Mexico	TONE UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	1014647	6/22/2009	1173649	6/22/2009	6/22/2019	Registered
21005	Mexico	TONE UPS	25	Apparel.	1067399	2/15/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20380	New Zealand	TONE UPS	25	Footwear, including shoes, sneakers, sandals, slippers and boots.	808142	6/18/2009	808142	3/11/2009	3/11/2019	Registered
21006	New Zealand	TONE UPS	25	Apparel.	819659	2/15/2010	819659	1/14/2010	1/14/2020	Registered
20381	Panama	TONE UPS	25	Footwear.	182012	6/18/2009	182012	6/18/2009	6/18/2019	Registered
21007	Panama	TONE UPS	25	Apparel.	187791	2/18/2010				Pending
20382	Philippines	TONE UPS	25	Footwear.	4-2009-006255	6/25/2009				Pending
21008	Philippines	TONE UPS	25	Apparel.	4-2010-001810	2/17/2010				Pending
20393	Russia	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Registered
21019	Russia	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Registered
20383	Saudi Arabia	TONE UPS	25	Footwear.	147159	9/7/2009				Pending
20384	Saudi Arabia	TONE UPS	25	Footwear.	200911228	6/18/2009				Pending
21009	Saudi Arabia	TONE UPS	25	Apparel.	152750	3/13/2010				Pending
21010	South Africa	TONE UPS	25	Apparel.	201003192	2/15/2010				Pending
20385	Taiwan	TONE UPS	25	Footwear, namely shoes, sneakers, sandals, slippers and boots.	98026212	6/19/2009	1400571	3/16/2010	3/15/2020	Registered
21011	Taiwan	TONE UPS	25	Apparel.	99008066	2/24/2010	1432792	10/1/2010	9/30/2020	Registered
20386	Thailand	TONE UPS	25	Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots.	733198	6/19/2009				Pending
21012	Thailand	TONE UPS	25	Apparel.	759180	2/17/2010				Pending
20394	Turkey	TONE UPS	25	Footwear.	n/a	6/19/2009	1006169	6/19/2009	6/19/2019	Registered
21020	Turkey	TONE UPS	25	Apparel.	n/a	3/3/2010	1032937	3/3/2010	3/3/2020	Pending
20387	UAE	TONE UPS	25	Footwear.	131438					Pending
21013	UAE	TONE UPS	25	Apparel.	139119	2/15/2010				Pending
20192	United States	TONE UPS	25	Footwear.	77/688,912	3/11/2009	3759127	3/9/2010	3/9/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20897	United States	TONE UPS	25	Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	77/912,139	1/14/2010				Pending
21063	United States	TONE-UPS	25	Footwear; Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	77/960,518	3/16/2010				Pending
20388	Venezuela	TONE UPS	25	Footwear.	102762009	6/29/2009				Pending
21014	Venezuela	TONE UPS	25	Apparel.	31002010	3/2/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20721	CTM	GET TONED WITHOUT SETTING FOOT IN A GYM	25	Footwear.	8790727	1/4/2010	8790727	6/2/2010	1/4/2020	Registered
20746	CTM	3D TONE UPS	25	Footwear.	8790818	12/30/2009	8790818	1/4/2010	1/4/2020	Registered
21073	CTM	TONING PODS	25	Footwear.	9039306	4/20/2010	9039306	9/14/2010	4/20/2020	Registered
21109	CTM	KINETIC TONING PODS	25	Footwear.	9005216	4/6/2010	9005216	8/24/2010	4/6/2020	Registered
21390	CTM	CORE TONES	25	Footwear.	9039397	4/20/2010	9039397	9/14/2010	4/20/2020	Registered
21391	CTM	TRUE TONES	25	Footwear.	9039405	4/20/2010	9039405	9/14/2010	4/20/2020	Registered
21449	CTM	SHAPE-UPS TONERS	25	Footwear.	9180365	6/16/2010	9180365	11/2/2010	6/16/2020	Registered
21393	CTM	TRIM TONES	25	Footwear.	9039462	4/20/2010	9039462	9/14/2010	4/20/2020	Registered
21509	CTM	SET THE TONE	25	Footwear.	9262353	7/21/2010	9262353	12/7/2010	7/21/2020	Registered
20723	CTM	TONE UP WHILE YOU WALK	25	Footwear.	8790693	1/4/2010				Pending
20969	CTM	TONE MASTER	25	Apparel.	8989642	3/29/2010	8989642	8/18/2010	3/29/2020	Registered
21197	CTM	WITH TONE-UPS, EVERY STEP COUNTS!	25	Footwear and apparel.	9039637	4/20/2010	9039637	9/14/2010	4/20/2020	Registered
21257	CTM	TWINKLE TONES	25	Footwear.	9025933	4/14/2010	9025933	9/2/2010	4/14/2020	Registered
21394	CTM	TONE AIR	25	Footwear.	9039504	4/20/2010	9039504	9/14/2010	4/20/2020	Registered
21817	CTM	SRT SKECHERS RADIUS TONER	25	Footwear.	9346172	9/1/2010	9346172	1/18/2011	9/1/2020	Registered
20678	Hong Kong	SKECHERS TONE UPS	25	Footwear.	301463634	11/2/2009	301463634	11/2/2009	11/1/2019	Registered
21914	Japan	KTP KINETIC TONING PODS	25	Footwear.	201071285	9/9/2010	5377309	12/17/2010	12/17/2020	Registered
21909	Japan	SHAPE-UPS TONERS	25	Footwear.	201071282	9/9/2010				Pending
22028	Korea	SKECHERS TONE UPS	10	Heart rate monitors for athletic and medical use	40201052636	10/13/2010				Pending
22029	Korea	SKECHERS TONE UPS	14	Wrist watches, pendant watches, ring watches, belt loop watches, pocket watches, watches on chains, and clocks	40201052640	10/13/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22030	Korea	SKECHERS TONE UPS	18	Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, sport bags, gym bags. duffle bags, rolling bags, messenger bags, backpacks, novelty bags, cosmetic bags, lunch bags, wallets, briefcases, briefcase-type portfolios, luggage, and shopping bags	40201052645	10/13/2010				Pending
22031	Korea	SKECHERS TONE UPS	25	Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	40201052649	10/13/2010				Pending
22444	Mexico	KINETIC TONING PODS	25	Footwear	1154794					Pending
22433	Mexico	SHAPE-UPS TONERS	25	Footwear	1154649					Pending
22435	Mexico	TONE-UPS FITNESS	25	Footwear	1154650					Pending
22436	Mexico	TONE-UPS TRAINER	25	Footwear	1154651					Pending
22446	Mexico	TONE-UPS FLEX	25	Footwear	1154819					Pending
22467	Mexico	WITH TONE-UPS, EVERY STEP COUNTS!	25	Footwear	66494					Pending
22478	Mexico	WITH TONE-UPS, EVERY STEP COUNTS! (Spanish Translation)	25	Footwear						Pending
21029	Saudi Arabia	SKECHERS TONE UPS	25	Footwear, shoes, sneakers, sandals, slippers and boots.	152265	2/24/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20679	Thailand	SKECHERS TONE UPS	25	Shoes (except sport shoes), sneakers, sandals, slippers, boots and sport shoes.	748675	11/3/2009				Pending
20722	United States	TONE UP WHILE YOU WALK	25	Footwear.	77/894,173	12/15/2009	3,852,702	9/28/2010	9/28/2020	Registered
20968	United States	TONE MASTER	25	Footwear.	77/927,452	2/3/2010				Pending
21196	United States	WITH TONE-UPS, EVERY STEP COUNTS!	25	Footwear and apparel.	85/005,739	4/3/2010				Pending
21256	United States	TWINKLE TONES	25	Footwear.	85/005,755	4/3/2010				Pending
21273	United States	TONE AIR	25	Footwear.	85/005,777	4/3/2010				Pending
21816	United States	SRT SKECHERS RADIUS TONER	25	Footwear.	85/116,887	8/26/2010				Pending
20193	United States	SKECHERS TONE UPS	25	Footwear.	77/688,970	3/11/2009				Pending
20720	United States	GET TONED WITHOUT SETTING FOOT IN A GYM	25	Footwear.	77/894,163	12/15/2009	3,807,037	6/22/2010	6/22/2020	Registered
20745	United States	3D TONE UPS	25	Footwear.	77/898,478	12/21/2009				Pending
21072	United States	TONING PODS	25	Footwear.	77/952,129	3/5/2010				Pending
21108	United States	KINETIC TONING PODS	25	Footwear.	77/960,648	3/16/2010				Pending
21267	United States	CORE TONES	25	Footwear.	85/005,765	4/3/2010				Pending
21268	United States	TRUE TONES	25	Footwear.	85/005,768	4/3/2010				Pending
21272	United States	TRIM TONES	25	Footwear.	85/005,776	4/3/2010				Pending
21448	United States	SHAPE-UPS TONERS	25	Footwear.	85/037,655	5/13/2010				Pending
21508	United States	SET THE TONE	25	Footwear.	85/060,817	6/11/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20633	Australia	TWINKLE TOES	25	Apparel.	n/a	11/2/2009	1021039	11/2/2009	11/2/2019	Registered
21096	Australia	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010		Pending
20613	Brazil	TWINKLE TOES	25	Footwear.	830472835	n/a				Pending
20614	Canada	TWINKLE TOES	25	Footwear, namely, shoes, sneakers, sandals, slippers and boots. Apparel, namely shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, hats, caps, beanies, visors, neckties, socks, belts, gloves, scarves and wristbands.	1,457,913	11/4/2009	TMA787838	1/18/2011	01/18/20206	Registered
20615	Chile	TWINKLE TOES	25	Footwear and apparel.	883681	11/5/2009	894378	8/18/2010	8/18/2020	Registered
20634	China	TWINKLE TOES	25	Apparel; footwear; headgear; hosiery; gloves [clothing]; neckties; swimsuits; waterproof clothing; masquerade costumes; football shoes; children’s clothing; belts [clothing]; sashes for wear.	7892436	12/7/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20616	Colombia	TWINKLE TOES	25	Footwear; apparel; headgear; hosiery; gloves [clothing]; neckties; swimsuits; waterproof clothing; masquerade costumes; football shoes; children’s clothing; belts [clothing]; sashes for wear.	9123660	11/3/2009				Pending
20635	Croatia	TWINKLE TOES	25	Apparel.	n/a	11/2/2009	1021039	11/2/2009		Pending
21097	Croatia	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010	2/19/2020	Registered
20617	CTM	TWINKLE TOES	25	Footwear and apparel.	8633026	10/22/2009	8633026	4/26/2010	10/22/2019	Registered
20873	CTM	TWINKLE TOES	03, 09, 14, 18, 20, 24, 25, 26, 28, 41	(Class 03) Cosmetics, lipsticks and lip balms. (Class 09) Eyewear; protective carrying cases for portable music players, namely, mp3 players; carrying cases for cell phones; video games. (Class 14) Jewelry. (Class 18) Purses, backpacks, handbags, wallets. (Class 20) Key chains. (Class 24) Bed sheets, bath towels, beach towels, bed blankets, comforters. (Class 25) Slipper socks, lounge wear, hooded sweat shirts, athletic apparel. (Class 26) Hair accessories, hair clips. (Class 28) Craft toys, dolls. (Class 41) Publishing.	8965791	3/19/2010	8965791	9/14/2010	3/19/2020	Registered
21494	CTM	TWINKLE TOES	12	Bicycles and scooters	9262577	7/21/2010	9262577	1/3/2011	7/21/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21924	CTM	TWINKLE TOES	09, 35, 41	(Class 09) DVD’s, television shows, motion picture films, and video games. (Class 35) On-line retail store services of selling goods relating to a character in applicant’s television show. (Class 41) Book publishing, entertainment services relating to books, authors, author events, reading groups and book clubs, namely, providing electronic publications in the nature of online newsletters and online book club companion magazines; providing commentary and articles about books and authors; providing sample chapters and excerpts from books; and providing information pertaining to books, literary works, authors and publishing, all by means of a global computer information network.	9451725	10/15/2010				Pending
22393	CTM	TWINKLE TOES	9	Protective helmets; protective helmets for sports.						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22396	CTM	TWINKLE TOES	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller- skating and skateboarding						Pending
20618	Hong Kong	TWINKLE TOES	25	Footwear and apparel.	201464660	11/4/2009	301464660	11/30/2009	11/3/2019	Registered
20619	India	TWINKLE TOES	25	Footwear and apparel.	1884086	11/13/2009				Pending
20620	Israel	TWINKLE TOES	25	Footwear and apparel.	224808	11/3/2009				Pending
20621	Japan	TWINKLE TOES	25	Apparel.	n/a	11/2/2009	1021039	11/2/2009	11/2/2019	Registered
21098	Japan	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010	2/19/2020	Registered
20636	Korea	TWINKLE TOES	25	Apparel.	n/a	11/2/2009	1021039	11/2/2009		Pending
21099	Korea	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010		Pending
20622	Malaysia	TWINKLE TOES	25	Footwear and apparel.	9019281	11/3/2009				Pending
20623	Mexico	TWINKLE TOES	25	Footwear and apparel.	1045615	11/5/2009	1142846	11/5/2009	11/5/2019	Registered
22394	Mexico	TWINKLE TOES	9	Protective helmets; protective helmets for sports.						Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22397	Mexico	TWINKLE TOES	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller- skating and skateboarding						Pending
20624	New Zealand	TWINKLE TOES	25	Clothing, footwear and headgear, including shoes, sneakers, sandals, slippers, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	815166	11/3/2009	815166	10/28/2009	10/28/2019	Registered
21427	Panama	TWINKLE TOES	25	Footwear and apparel.	189615	4/30/2010				Pending
20626	Philippines	TWINKLE TOES	25	Footwear and apparel.	4-2009-011363	11/6/2009				Pending
20637	Russia	TWINKLE TOES	25	Apparel.	n/a	11/2/2009	1021039	11/2/2009	11/2/2019	Registered
21100	Russia	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010	2/19/2020	Registered
20627	Saudi Arabia	TWINKLE TOES	25	Footwear and apparel.	148718	11/7/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20628	South Africa	TWINKLE TOES	25	Footwear and apparel.	200921931	11/3/2009				Pending
20629	Taiwan	TWINKLE TOES	25	Footwear and apparel.	98048952	11/4/2009	1424755	8/16/2010	8/16/2020	Registered
20630	Thailand	TWINKLE TOES	25	Footwear and apparel.	748970	11/5/2009				Pending
21101	Turkey	TWINKLE TOES	25	Footwear.	n/a	2/19/2010	1031010	2/19/2010		Pending
20631	UAE	TWINKLE TOES	25	Footwear and apparel.	135491	11/5/2009				Pending
20052	United States	TWINKLE TOES	25	Footwear.	77/976,666	10/22/2008	3,723,738	12/8/2009	12/8/2019	Registered
20604	United States	TWINKLE TOES	25	Apparel.	77/859,835	10/28/2009				Pending
20872	United States	TWINKLE TOES	3	Cosmetics, lipsticks and lip balms.	77/922,878	1/28/2010				Pending
20874	United States	TWINKLE TOES	9	Eyewear; protective carrying cases for portable music players, namely, mp3 players; carrying cases for cell phones; video games.	77/922,834	1/28/2010				Pending
20876	United States	TWINKLE TOES	14	Jewelry.	77/922,905	1/28/2010				Pending
20878	United States	TWINKLE TOES	18	Purses, backpacks, handbags, wallets.	77/922,914	1/28/2010				Pending
20880	United States	TWINKLE TOES	06, 20	(Class 06) Metal key chains. (Class 20) Non-metal and non-leather key chains, plastic key chains.	77/922,925	1/28/2010				Pending
20882	United States	TWINKLE TOES	24	Bed sheets, bath towels, beach towels, bed blankets, comforters.	77/922,938	1/28/2010				Pending
20884	United States	TWINKLE TOES	25	Slipper socks, lounge wear, hooded sweat shirts, athletic apparel.	77/922,965	1/28/2010				Pending
20886	United States	TWINKLE TOES	26	Hair accessories, hair clips.	77/923,000	1/28/2010				Pending
20888	United States	TWINKLE TOES	28	Craft toys, dolls.	77/922,983	1/28/2010				Pending
20890	United States	TWINKLE TOES	35	Publishing.	77/922,858	1/28/2010				Pending
21480	United States	TWINKLE TOES	12	Bicycles and scooters	85/060,170	6/10/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21923	United States	TWINKLE TOES	09, 41	(Class 9) DVDs featuring animated entertainment; motion picture films featuring animated entertainment; downloadable motion pictures and television shows featuring animated entertainment; video game software. (Class 41) Entertainment, namely, a continuing animated entertainment show broadcast over television.	85/147,939	10/7/2010				Pending
21925	United States	TWINKLE TOES	35	On-line retail store services of selling goods relating to the character TWINKLE TOES in applicant’s television show.	85/148,321	10/8/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21936	United States	TWINKLE TOES	35, 41	(Class 35) Distribution of sample chapters and excerpts from books for publicity purposes; providing information pertaining to books, literary works, and authors for advertising and sales purposes, all by means of a global computer network (Class 41) Book publishing, entertainment services relating to books, authors, author events, reading groups and book clubs, namely, providing electronic publications in the nature of online newsletters and online book club companion magazines in the field of education, animation and children’s entertainment; providing online reviews and articles about books and authors; providing information about authors and their works and	85/148,348	10/8/2010				Pending
22392	United States	TWINKLE TOES	9	Protective helmets; protective helmets for sports.	85/243,044	2/15/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
22395	United States	TWINKLE TOES	28	Skateboards, skateboard accessories, namely, skateboard decks, skateboard trucks, skateboard wheel assemblies and skateboard wheels; protective gear for sports, namely athletic protective padding for elbows, hands, fists, legs, knees, and abdomen; protective gloves and face masks for bicycling, roller- skating and skateboarding	85/243,062	2/15/2011				Pending
20632	Venezuela	TWINKLE TOES	25	Footwear.	206592009	12/10/2009				Pending
21916	Venezuela	TWINKLE TOES	25	Apparel.	200622009	12/10/2009				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21257	CTM	TWINKLE TONES	25	Footwear.	9025933	4/14/2010	9025933	9/2/2010	4/14/2020	Registered
21932	CTM	TWINKLE TOES (Character)	09, 28, 35, 41	DVDs, downloadable television shows, motion picture films, and video games. (28) Action figures and accessories; action skill games; plush toys; balloons; bath toys; christmas trees ornaments; board games; toy building blocks; playing cards; dolls and doll clothing; doll playsets; crib toys; manipulative games; jigsaw puzzles; kites; music box toys; party favors in the nature of small toys; inflatable pool toys; disc-type toss toys; toy vehicles; model toy cars; hand-held unit for playing electronic games; musical toys; modeled plastic toy figurines; toy banks; puppets; yo-yos; toy scooters; talking toys; bubble making wands and solution sets; model toy trucks. (35) On-line retail	9474792	10/26/2010	9474792	4/4/2011	10/26/2020	Registered
22151	CTM	TWINKLE-BANDS	14	Bracelets; jewelry	9613449	12/21/2010				Pending
22336	CTM	TWINKLE FRIENDS	25	Footwear.	9775834	3/1/2011				Pending
22541	Mexico	TWINKLE FRIENDS	25	Footwear						Pending
22542	Mexico	TWINKLE FRIENDS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.						Pending
21940	United Kingdom	TWINKLETOES	25	Footwear and clothing.	2505554	12/27/2008	2505554	4/17/2009	12/27/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21928	United States	TWINKLE TOES (Character)	9, 41	(Class 09) DVDs featuring animated entertainment; motion picture films featuring animated entertainment; downloadable motion picture films and television shows featuring animated entertainment; video game software (Class 41) Entertainment, namely, a continuing animated entertainment show broadcast over television	85/156,532	10/19/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21929	United States	TWINKLE TOES (Character)	28	Action figures and accessories; action skill games; plush toys; balloons; bath toys; christmas tree ornaments; board games; toy building blocks; playing cards; dolls and doll clothing; doll playsets; crib toys; manipulative games; jigsaw puzzles; kites; music box toys; party favors in the nature of small toys; inflatable pool toys; disc-type toss toys; toy vehicles; model toy cars; hand-held unit for playing electronic games; musical toys; modeled plastic toy figurines; toy banks; puppets; yo-yos; toy scooters; talking toys; bubble making wands and solution sets; model toy trucks.	85/148,374	10/8/2010				Pending
21930	United States	TWINKLE TOES (Character)	35	On-line retail store services of selling goods relating to a character in applicant’s television show.	85/148,388	10/8/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21931	United States	TWINKLE TOES (Character)	35, 41	(Class 35) Distribution of sample chapters and excerpts from books for publicity purposes; providing information pertaining to books, literary works, and authors for advertising and sales purposes, all by means of a global computer network (Class 41) Book publishing, entertainment services relating to books, authors, author events, reading groups and book clubs, namely, providing electronic publications in the nature of online newsletters and online book club companion magazines in the field of education, animation and children’s entertainment; providing on line reviews and articles about books and authors; providing information about authors and their works and	85/148,406	10/8/2010				Pending
19822	United States	SKECHERS TWINKLE TOES	25	Footwear.	77/598,579	10/22/2008				Pending
22150	United States	TWINKLE-BANDS	14	Bracelets; jewelry	85/199,901	12/16/2010				Pending
21256	United States	TWINKLE TONES	25	Footwear.	85/005,755	4/3/2010				Pending
22335	United States	TWINKLE FRIENDS	25	Footwear.	85/232,223	2/2/2011				Pending
22337	United States	TWINKLE FRIENDS	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	85/232,259	2/2/2011				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21694	Australia	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Pending
21675	Brazil	Z STRAP	25	Apparel.	830678123	7/7/2010				Pending
19104	Canada	Z STRAP	25	Footwear, namely, shoes and sneakers.	1,382,563	2/8/2008	TMA744,187	7/28/2009	7/28/2024	Registered
21676	Canada	Z STRAP	25	Apparel.	1487719	7/7/2010				Pending
21677	Chile	Z STRAP	25	Apparel.	912636	7/12/2010				Pending
18912	China	Z STRAP	25	Footwear.	6442078	12/17/2007	6442078	5/28/2010	5/27/2020	Registered
18913	China	Z STRAP	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	6442077	12/17/2007	6442077	3/28/2010	3/27/2020	Registered
21678	China	Z STRAP	25	Apparel.	8581031	8/17/2010				Pending
21679	Colombia	Z STRAP	25	Apparel.	10081944	7/7/2010				Pending
21695	Croatia	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Pending
18129	CTM	Z STRAP	16, 25	(Class 16) Publications, namely comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	5785005	3/26/2007	5785225	2/5/2008	3/25/2017	Registered
19105	CTM	Z STRAP	25	Footwear.	6622187	1/30/2008	6622187	11/12/2008	1/30/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20411	CTM	Z STRAP	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	8386856	6/25/2009	8386856	1/12/2010	6/25/2019	Registered
20780	CTM	Z STRAP	25	Apparel.	9005158	4/6/2010	9005158	1/12/2011	4/6/2020	Registered
22045	CTM	Z STRAP	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	9489261	11/2/2010	9489261	3/16/2011	11/2/2020	Registered
19106	Hong Kong	SKECHERS Z STRAP	25	Footwear.	301043225	1/30/2008	301043225	1/30/2008	1/26/2018	Registered
21680	Hong Kong	Z STRAP	25	Apparel.	301659745	7/9/2010				Pending
21681	India	Z STRAP	25	Apparel.						Pending
21682	Israel	Z STRAP	25	Apparel.	n/a	7/7/2010				Pending
18924	Japan	Z STRAP	16, 25	(Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. (Class 25) Footwear.	1269222007	12/25/2007	5256925	8/14/2009	8/14/2019	Registered
21696	Japan	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21697	Korea	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Pending
21683	Malaysia	Z STRAP	25	Apparel.						Pending
19016	Mexico	Z STRAP	25	Footwear.	910750	1/31/2008				Pending
21684	Mexico	Z STRAP	25	Apparel.	1102959	7/8/2010				Pending
21685	New Zealand	Z STRAP	25	Apparel.						Pending
21686	Panama	Z STRAP	25	Apparel.	191495	7/8/2010				Pending
19019	Philippines	Z STRAP	25	Footwear, namely shoes, sandals, slippers.	4-2008-001365	2/4/2008	4-2008-001365	2/23/2009	2/23/2019	Registered
21687	Philippines	Z STRAP	25	Apparel.	42010007424	7/8/2010				Pending
21698	Russia	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Pending
21688	Saudi Arabia	Z STRAP	25	Apparel.	156954	7/10/2010				Pending
21689	South Africa	Z STRAP	25	Apparel.	201014673	7/7/2010				Pending
19107	Taiwan	Z STRAP	25	Footwear.	97004883	1/31/2008	1335291	11/1/2008	10/30/2018	Registered
21690	Taiwan	Z STRAP	25	Apparel.	99032916	7/9/2010				Pending
21691	Thailand	Z STRAP	25	Apparel.						Pending
21699	Turkey	Z STRAP	25	Apparel	A0020466	7/6/2010	1046513	7/6/2010	7/6/2020	Pending
21692	UAE	Z STRAP	25	Apparel.	144598	7/11/2010				Pending
18604	United States	Z STRAP	25	Footwear.	77/252,510	8/10/2007	3,456,974	7/1/2008	7/1/2018	Registered
18918	United States	Z STRAP	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/361,338	12/28/2007	3,538,370	11/25/2008	11/25/2018	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20336	United States	Z STRAP	09, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs. (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	77/758,892	6/12/2009				Pending
20777	United States	Z STRAP	25	Apparel.	77/937,745	2/17/2010				Pending
22044	United States	Z STRAP	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	85/162,383	10/27/2010				Pending
21693	Venezuela	Z STRAP	25	Apparel.	119332010	7/23/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20834	Australia	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 41) Entertainment in the nature of on-going television programs in the field of animated entertainment.	n/a	12/31/2009	1029905	12/31/2009	12/31/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20781	Brazil	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	830490280	1/5/2010				Pending
20782	Brazil	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	830490230	1/5/2010				Pending
20783	Brazil	ZEVO-3	25	Footwear and apparel.	830490272	1/5/2010				Pending
20784	Brazil	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	830490221	1/5/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20785	Canada	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	1464532	1/4/2010				Pending
20787	China	ZEVO-3	25	Footwear and apparel.	7979055	1/8/2010				Pending
20955	China	ZEVO-3	25	Beachwear, swimsuits, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	8009362	1/20/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
21578	China	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	7979057	1/8/2010				Pending
21579	China	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	7979056	1/8/2010				Pending
21580	China	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	7979054	1/8/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20788	Colombia	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	10000881	1/6/2010	409241	9/16/2010	9/16/2020	Registered
20789	Colombia	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	10000882	1/6/2010	409242	9/16/2010	9/16/2020	Registered
20790	Colombia	ZEVO-3	25	Footwear and apparel.	10000883	1/6/2010	409243	9/16/2010	9/16/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20835	Croatia	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	n/a	12/31/2009	1029905	12/31/2009	12/21/2019	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20792	CTM	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	8790801	1/4/2010				Pending
22047	CTM	ZEVO-3	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	9489295	11/2/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20793	Hong Kong	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	301515519	1/5/2010	301515519	1/5/2010	1/4/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20794	India	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	1907181	1/11/2010				Pending
20795	Israel	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	226177	1/5/2010			1/5/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20796	Israel	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	226175	1/5/2010			1/5/2020	Registered
20797	Israel	ZEVO-3	25	Footwear and apparel.	226178	1/5/2010			1/5/2020	Registered
20798	Israel	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	226176	1/5/2010			1/5/2020	Registered
20836	Japan	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	1907181	1/11/2010	1029905	12/31/2009	12/31/2019	Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20837	Korea	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	1907181	1/11/2010				Pending
20799	Malaysia	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	2010000130	1/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20800	Malaysia	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	2010000131	1/6/2010				Pending
20802	Malaysia	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	2010000133	1/6/2010				Pending
20803	Mexico	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	1058311	1/7/2010	1155035	1/7/2010	1/7/2020	Registered
20804	Mexico	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	1058312	1/7/2010	1155860	1/7/2010	1/7/2020	Registered
20805	Mexico	ZEVO-3	25	Footwear and apparel.	1058315	1/7/2010	1155861	1/7/2010	1/7/2020	Registered
20806	Mexico	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	1058316	1/7/2010	1155862	1/7/2010	1/7/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20807	New Zealand	ZEVO-3	09, 16, 41	(Class 09) Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin- operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; pre-recorded DVDs, digital video discs, digital versatile	817954	1/5/2010	817954	12/3/2009	12/3/2019	Registered
20808	Panama	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	186877	1/4/2010	186877	1/4/2010	1/4/2020	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20809	Panama	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	186876	1/4/2010	186876	1/4/2010	1/4/2020	Registered
20810	Panama	ZEVO-3	25	Footwear and apparel.	186878	1/4/2010	186878	1/4/2010	1/4/2020	Registered
20811	Panama	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	186879	1/4/2010	186879	1/4/2010	1/4/2020	Registered
20812	Philippines	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	42010000173	1/6/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20838	Russia	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	n/a	12/31/2009	1029905	12/31/2009	12/31/2019	Registered
20813	Saudi Arabia	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	150792	1/12/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20814	Saudi Arabia	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	150793	1/12/2010				Pending
20815	Saudi Arabia	ZEVO-3	25	Footwear and apparel.	150794	1/12/2010				Pending
20816	Saudi Arabia	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	150795	1/12/2010				Pending
20817	South Africa	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	201000123	1/4/2010				Pending
20818	South Africa	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	201000124	1/4/2010				Pending
20819	South Africa	ZEVO-3	25	Footwear and apparel.	201000125	1/4/2010				Pending
20820	South Africa	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	201000126	1/4/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20821	Taiwan	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	99000222	1/5/2010	1447918	1/1/2011	12/31/2020	Registered
20822	Thailand	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	756592	1/21/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20823	Thailand	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	756593	1/21/2010				Pending
20824	Thailand	ZEVO-3	25	Footwear and apparel.	756594	1/21/2010				Pending
20825	Thailand	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	756595	1/21/2010				Pending
20839	Turkey	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	n/a	12/31/2009	1029905	12/31/2009	12/31/2019	Registered

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20826	UAE	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	137990	1/12/2010				Pending
20827	UAE	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	137989	1/12/2010				Pending
20828	UAE	ZEVO-3	25	Footwear and apparel.	137991	1/12/2010				Pending
20829	UAE	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	137992	1/12/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20735	United States	ZEVO-3	09, 16, 25, 41	(Class 09) Pre-recorded DVDs, digital video discs, digital versatile discs, CD- ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs (Class 16) Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines (Class 25) Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses,	77/885,655	12/3/2009				Pending
22046	United States	ZEVO-3	9	Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.	85/162,366	10/27/2010				Pending

SKECHERS
U.S. and Foreign Trademark Applications and Registrations
As of 03/31/2011

Docket	Country	Mark	Class	Goods	Serial No.	Filing Date	Registration No.	Reg. Date	Renewal	Status
20830	Venezuela	ZEVO-3	9	Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	1182010	1/7/2010				Pending
20831	Venezuela	ZEVO-3	16	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	1192010	1/7/2010				Pending
20832	Venezuela	ZEVO-3	25	Footwear and apparel.	1202010	1/7/2010				Pending
20833	Venezuela	ZEVO-3	41	Entertainment in the nature of on-going television programs in the field of animated entertainment.	1212010	1/7/2010				Pending

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
SKECHERS 1994 CATALOG	08029		TX	Reg. No. TX 3-845-846 Reg. Date: 05/31/1994
BANNER	08289		SCULPTURAL DESIGN	Reg. No. VA 676-899 Reg. Date: 11/03/1994
1994 KARL KANI CATALOG	08337		TX	Reg. No. TX 3-939-682 Reg. Date: 11/16/1994
CROSS COLOURS	08338		TX	Reg. No. TX 3-942-322
				Reg. Date: 11/03/1994
				(Assigned to Stage II Apparel)
SKECHERS 1994 CATALOG	08339		TX	Reg. No. TX 3-845-846 Reg. Date: 05/31/1994
1995 KARL KANI CATALOG	08642		TX	Reg. No. TX 4-018-560 Reg. Date: 04/06/1995
1995 SKECHERS FOOTWEAR	08601		TX	Reg. No. TX 4-018-543 Reg. Date: 04/06/1995
SKECHERS NEW EDITIONS 1995	08643		TX	Reg. No. TX 4-046-611 Reg. Date: 04/06/1995

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
NEW SKECHERS ADDITIONS 1995-1996 CATALOG	09033		TX	Reg. No. TX 4-195-464 Reg. Date: 11/25/1995
BROKEN HEART	09210		ART WORK	Reg. No. VA 746-319 Reg. Date: 01/24/1996
LIPS DESIGN	09211		ART WORK	Reg. No. VA 746-318 Reg. Date: 01/24/1996
EYE DESIGN	09212		ART WORK	Reg. No. VA 746-317 Reg. Date: 01/24/1996
BUTTERFLY DESIGN	09214		ART WORK	Reg. No. VA 746-315 Reg. Date: 01/24/1996
PLANET DESIGN	09215		ART WORK	Reg. No. VA 746-316 Reg. Date: 01/24/1996
SHOE BOX DESIGN (YELLOW & BLACK)	09869		ART WORK	Reg. No. VA 847-922 Reg. Date: 03/10/1998
SKECHERS 97 IT’S THE S	10589		TX	Reg. No. TX 4-708-262 Reg. Date: 01/16/1998
SKECHERS 98 SPRING SUPPLEMENT	10590		TX	Reg. No. TX 4-704-338 Reg. Date: 01/16/1998
SLIGHTS DESIGN	10632		VA	Reg. No. VA 905-184 Reg. Date: 03/13/1998

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
KIDS SKECHERS IT’S THE S 98/99 CATALOGUE	10940		TX	Reg. No. TX 4-823-219 Reg. Date: 07/23/1998
SKECHERS IT’S THE S FOOTWEAR 98/99 CATALOGUE	10941		TX	Reg. No. TX 4-828-575 Reg. Date: 07/23/1998
SKECHERS IT’S THE S FOOTWEAR	11O70		TX	Reg. No. TX 4-839-447 Reg. Date: 10/13/1998
S SKECHERS U.S.A. 1999 SPRING SUPPLEMENT	11346		TX	Reg. No. TX 4-976-998 Reg. Date: 04/26/1999
SHOE BOX DESIGN . . . IT’S THE S (BLUE & GREY)	11347		ART WORK	Reg. No. VA 709-505 Reg. Date: 12/31/1999 — FOR PERIOD OF 95 YEARS.
4 WHEELERS SKECHERS	13105		VA	Reg. No. TX 5-441-636 Reg. Date: 01/17/2002
4 WHEELERS SKECHERS	13106		TX	Reg. No. VA 1-108-920 Reg. Date: 01/17/2002
SHOE BOX TEXT 4 WHEELERS	13108		TX	Reg. No. TX 5-441-637 Reg. Date: 01/14/2002
SHOE BOX ARTWORK 4 WHEELERS	13109		VA	Reg. No. VA 1-108-919 Reg. Date: 01/14/2002
TATTOO SKULL	17758		VA (Visual art)	Reg. No. VAU719-644 Reg. Date: 10/02/2006

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
KEWL BREEZE AND HIS AIR- COOLED AIRATORS (Comic book)	17815		TX	Reg. No. TX 6-456-893 Reg. Date: 11/06/2006
SKECHERS PRESENTS Z STRAP WRATH OF THE TANGLER VOL. #1 (Comic book)	18238		TX	Reg. No. TXU1-363-659 Reg. Date: 06/08/2007
CALI GEAR FUN & GAMES BOOK (Comic book)	18665		TX	Reg. No. TX6-894-916 Reg. Date: 02/04/2008
SKECHERS PRESENTS THE INCREDIBLE ELASTIKA (Comic book)	18968		TX	Reg. No. TXu1-596-520 Reg. Date: 02/11/2008
CALI GEAR FUN & GAMES BOOK (Comic book)	18976		TX	Reg. No. TX 6-819-424 Reg. Date: 11/01/2007

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
CAT	19522		VA (Visual art)	Reg. No. VAu 1-020-562 Reg. Date: 08/11/2008
LITTLE WONDERS	19593	n/a	PA (Performing Arts)	Reg. No. Pau 3-356-583 Reg. Date: 09/15/2008 (Audio Visual Work)
HYDEE HY-TOPS COMMERCIAL (Commercial)	19992		PA (Performing Arts)	Reg. No. PA 1-653-964 Reg. Date: 03/04/2009
SHAPE-UPS INSTRUCTIONAL VIDEO	20072		PA (Performing Arts)	Reg. No. Pau 3-373-186 Reg. Date: 02/12/2009
HYDEE HY-TOP (Commercial)	20339		PA (Performing Arts)	06/24/09 — Filed application with Copyright Office.
TWINKLE TOES (Commercial)	20340		PA (Performing Arts)	Reg. No. PA 1-664-622 Reg. Date: 06/29/2009
SHMITTY MCFUNKLE AND STUMP — MAKE YOU FEEL (Commercial)	20341		PA (Performing Arts)	Reg. No. PA 1-664-660 Reg. Date: 06/29/2009

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
HYDEE AND THE HY TOPS (Comic Book)	20401		TX (Literary Work)	Reg. No. TX 7-238-999 Reg. Date: 11/06/2009 07/15/09 — Filed application with the Copyright Office.
Z STRAP: THE TANGLER AT SK8 PARK! (Comic Book)	18667		TX (Literary Work)	Reg. No. TX 7-067-971 Reg. Date: 09/04/2009
LUMINATORS (Comic Book)	20673		TX (Literary Work)	Reg. No. TX 7-135-557 Reg. Date: 01/27/2010 Filing date: 12/29/2009

LUMINATORS	20674	PA	Reg. No. PA 1-711-823
Reg. Date: 01/27/2010
Filing Date: 12/29/2009

Creator = HKM Productions, Inc. Dave Kochanski (Composer), Christopher Allen (Producer) Year of Creation: 2009 County: U.S. Date of 1st publication:
				07/16/2009

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
PRETTY TALL	20675		PA	Reg. No. PA 1-711-822 Reg. Date: 01/27/2010 Creator = HKM Productions, Inc. John Masse (Composer), Christopher Allen (Producer) Year of Creation: 2009 County: U.S. Date of 1st publication: 03/17/2009.
SPORTY SHORTY	20676	n/a	PA	11/10/09 — Not approved.
LUMINATORS (Standee)	20688		VA	01/27/10 — Copyright Office confirmed receipt of deposit copy. 12/30/09 — Filed application with the Copyright Office. Created: 06/16/2009 1st In-Store Date: 06/26/2009
PRETTY TALL (Standee)	20689		VA	01/27/10 — Copyright Office confirmed receipt of deposit copy. 12/30/09 — Filed application with the Copyright Office. Created: 05/14/2009 1st In-Store Date: 06/02/2009
ZEVO-3 (DVD)	20737		PA (Performing Arts)	03/19/10 — Sent deposit copy to Copyright Office. 03/19/10 — Application filed. Creator: n/a Year of Creation: 2009 County: U.S. Date of 1st publication: 03/01/2010 Duration: 03:33

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
KEWL BREEZE AND HIS AIR- FUELED AIRATORS VOL #2 (Comic book)	20981		TX (Literary Works)	Reg. No. TX 7-175-286 Reg. Date: 03/31/2010 Creator: n/a Year of Creation: 2009 County: U.S. Date of 1st publication: 03/10/2009
THE INCREDIBLE ELASTIKA VOL #2 (Comic book)	20982		TX (Literary Works)	Reg. No. TX 7-175-283 Reg. Date: 03/31/2010 Creator: n/a Year of Creation: 2009 County: U.S. Date of 1st publication: 05/06/2009
KEWL BREEZE AND HIS AIR- FUELED AIRATORS VOL #3 (Comic book)	21241		TX (Literary Works)	Reg. No. TX 7-202-564 Reg. Date: 07/02/2010
ZEVO-3 (Ep. 101)	21407		PA (Performing Arts)	05/20/10 — Sent deposit copy to Copyright Office. 05/20/10 — Application filed. Creator: n/a Year of Creation: 2010 County: U.S. Date of 1st publication: n/a Duration: 25:31

SKECHERS RESISTANCE RUNNER — JOIN THE RESISTANCE (DVD)	21496		PA (Performing Arts)	Reg. No. Pau-3-454-782 Reg. Date: 05/12/2010 05/11/10 — Application filed.

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
SHAPE-UPS TONERS DVD	21584		PA (Performing Arts)	Reg. Pau 3-461-311 Reg. Date: 06/28/2010
TONE-UPS TRAINERS DVD	21585		PA (Performing Arts)	Reg. Pau 3-462-321 Reg. Date: 06/28/2010
SHAPE-UPS SHOE BOX	21586		VA (Visual Arts)	Reg. VA 1-717-898 Reg. Date: June 8, 2010
SHAPE-UPS SHOE ELEVATION	21590		VA (Visual Arts)	Reg. VAu 1-027-921 Reg. Date: 06/28/2010
SHAPE-UPS PERIPHERY AND OUTSOLE DRAWINGS RECTANGLES	21591		VA (Visual Arts)	Reg. VAu 1-027-941 Reg. Date: 06/28/2010
SHAPE-UPS PERIPHERY AND OUTSOLE DRAWINGS OVALS	21592		VA (Visual Arts)	Reg. VAu 1-028-030 Reg. Date: 06/28/2010
ZEVO-3 (Promo Reel)	21619		PA (Performing Arts)	Reg. Pau 3-462-735 Reg. Date: 07/01/2010 07/01/10 — Filed with Special Handling (expedited). Creator: n/a Year of Creation: 2010 County: U.S. Date of 1st publication: n/a Duration: 04:48

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of March 31, 2011

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
TWINKLE TOES VOL. #1	21705		TX (Literary Works)	08/26/10 — Application filed and uploaded work.
BELLA BALLERINA	22083		VA (Visual Arts)	Reg. No. VAu 1-048-181 Reg. Date: 11/18/2010 Creator: n/a Year of Creation: 2010 County: U.S. Date of 1st publication: n/a
SHAPE-UPS BROCHURE	22284		TX (Literary Works)	Reg. No. TX 7-276-226 Reg. Date: 01/14/2011 Creator: n/a Year of Creation: 2008 County: U.S. Date of 1st publication: 11/11/2008
SRR SHOE ELEVATION	22555		VA (Visual Arts)	Reg. No. VAu 1-055-991 Reg. Date: 03/02/2011 Filing Date: 03/02/2011 Creator: n/a Year of Creation: 2009 Country: n/a Date of 1st publication: n/a
SRR PERIPHERY AND OUTSOLE DRAWINGS	22556		VA (Visual Arts)	Reg. No. VAu 1-055-942 Reg. Date: 03/02/2011 Filing Date: 03/02/2011 Creator: n/a Year of Creation: 2009 Country: n/a Date of 1st publication: n/a
SRR PERIPHERY AND OUTSOLE CAVITIY DRAWINGS	22557		VA (Visual Arts)	Reg. No. VAu 1-056-014 Reg. Date: 03/02/2011 Filing Date: 03/02/2011 Creator: n/a Year of Creation: 2009 Country: n/a Date of 1st publication: n/a
Copyrights were assigned to Skechers II on October 18, 1999. Volume 3443, Page 180.

SKECHERS U.S.A., INC. II
FOREIGN COPYRIGHTS
As of March 31, 2011

			NATURE OF
COUNTRY/TITLE	DKT NO.	WORK	WORK	STATUS
CHINA S IN SHIELD DESIGN	19505			Reg. No. 2008-F-013984 Reg. Date: 11/13/2008
CHINA: S DESIGN (Performance S with Borders)	19506			Reg. No. 2008-F-013983 Reg. Date: 11/13/2008
CHINA: S DESIGN	19507			Reg. No. 2008-F-013982 Reg. Date: 11/13/2008
MEXICO: CALI BEAR CHARACTER	19510			Reg. No. 04-2008-090917574900-301 Reg. Date: 09/18/2008

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA DISPERSED-AIR FOOTPAD	11859	29/108,453 07/27/1999	D 427,422 July 4, 2000		PATENT EXPIRES 07/27/2019 •This patent is is owned by David K. Legatzke▪ INVENTOR: DAVID K. LEGATZKE

USDPA: ROLLER SKATE CHASSIS (WITH SINGLE WHEEL IN THE REAR)	14504	29/176,370 02/21/2003	US D482,750 S 11/25/2003		PATENT EXPIRES 11/25/2017 INVENTORS: DETLEV MAGERER and ERWIN WEITGASER

USDPA SHOE DESIGN (QUARTER BRACE)	12879	29/152,524 12/21/2001	US D465,910 S 11/26/2002		PATENT EXPIRES 11/26/2016 INVENTOR: URSULA SHEPPER DRAFTSMAN: JOSEPH SANTOS

USDPA: ORNAMENT (lighted, for shoe)	15755	29/223,010 02/07/2005	D538,029 03/13/2007		PATENT EXPIRES 03/13/2021 INVENTOR: ECKHARD KNOEPKE

STYLE # UNKNOWN USDPA: SHOE BOTTOM (DREAMERS)	10560	29/084,529 03/04/1998	D 402,446 Issued: 12/15/1998		PATENT EXPIRES: 12/15/2012 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS

Style #1413 USDPA: ORNAMENTAL DESIGN FOR SHOES (Two Stripes)	14659	29/167,208 09/10/2002	D478,415 08/19/2003		PATENT EXPIRES 08/19/2017 INVENTOR: Penny Masullo Application being handled by Riordan and McKenzie(docket 6/257).

Style #1423 USDPA: SHOE UPPER (Double-Sided Serrated Trim)	13489	29/163,577 07/08/2002	D470,651 S 02/25/2003		PATENT EXPIRES 02/25/2017 INVENTOR: PENNY MASULLO DRAFTSMAN: JOE SANTOS

Style #1423 USDPA: SHOE UPPER (Double-Sided Serrated Trim)	14353	29/171,347 11/21/2002	D472,042 S 03/25/2003		PATENT EXPIRES 03/25/2017 INVENTOR: PENNY MASULLO

Style #1508 USDPA: SHOE UPPER	14122	29/173,576 01/02/2003	D474,008 S 05/06/2003		PATENT EXPIRES MAY 6, 2017 INVENTOR: PENNY MASULLO

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER (STYLE #28882 SHARK TOOTH)	15544	29/216,171 10/29/2004	D512,825S 12/20/2005		PATENT EXPIRES 12/20/2019 INVENTOR: CRAIG NELSON

Style #1728 USDPA: SHOE UPPER (PREMIUM ENERGY)	14806	29/183,758 08/12/2003	D485,051 S 01/13/2004		PATENT EXPIRES 01/13/2018 Foreign Filing License No.: 531.121 (08/14/2003) Assignment Recorded: 08/12/2003 Reel 014389/Frame 0609 INVENTOR: SEAN BRADFORD

Style #1786 USDPA: SHOE UPPER STAMINA	14807	29/184,016 08/22/2003	D485,427 01/20/2004		PATENT EXPIRES 01/20/2018 Foreign Filing License No.: 531.167 (08/25/2003) Assignment Recorded: 08/22/2003 Reel 014427/Frame 0703
					INVENTOR: EVAL AKHIDIME

Style #1786 USDPA: SHOE BOTTOM STAMINA	14808	29/184,018 08/26/2003	D487,617 S 03/23/2004		PATENT EXPIRES 03/23/2018 Foreign Filing License No.: 531,180 (08/27/2003) Assignment Recorded: INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOE SANTOS

Style #1826 USDPA: SHOE UPPER (4 Wheelers Upper)	13069	29/155,159 02/04/2002	D468,897 S 01/21/2003		PATENT EXPIRES 01/21/2017 INVENTOR: RALPH DAVIS WILSON DRAFTSMAN: JOE SANTOS

STYLE #1845(Energy 3) USDPA SHOE UPPER	13401	29/161,721 06/03/2002	D467,714 12/31/2002		PATENT EXPIRES 12/31/2016

STYLE #1845 (Energy 3) USDPA SHOE TONGUE Divisional of SHOE UPPER	13674	29/166,816 09/04/2002	D470,302 S 02/18/2003		PATENT EXPIRES 02/18/2017

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #1845(Energy 3) USDPA SHOE BOTTOM	13402	29/162,040 06/07/2002	D 470,297 02/18/2003		PATENT EXPIRES 02/18/2017 INVENTOR: RALPH WILSON

(Style #1851) Energy Prequel USDPA SHOE UPPER	13685	29/168,564 10/04/2002	D473,043 04/15/2003		PATENT EXPIRES 04/15/2017 INVENTOR: RALPH DAVIS WILSON

(Style #1852) Energy Prequel USDPA SHOE UPPER	13686	29/168,743 10/08/2002	D473,368 04/22/2003		PATENT EXPIRES 04/22/2017 INVENTOR: RALPH WILSON

(Styles 1851 & 1852) Energy Prequel USDPA SHOE BOTTOM	13687	29/168,745 10/08/2002	D473,042 S 04/15/2003		PATENT EXPIRES 04/15/2017S INVENTOR: RALPH DAVIS WILSON

STYLE #2203 — STREET SWEETS USDPA: SHOE UPPER	11053	29/095,923 10/23/1998	D 411,246 6/22/1999		PATENT EXPIRES: 6/22/2013 INVENTOR: SUSANNE JIMENEZ DRAFTSMAN: ROBERT NEWQUIST

STYLE #2203 — STREET SWEETS USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11054	29/095,924 10/23/1998	D 416,126 11/9/1999		PATENT EXPIRES: 11/9/2013 INVENTOR: SUSANNE JIMENEZ DRAFTSMAN: ROBERT NEWQUIST

STYLE #2211 USDPA: SHOE UPPER	11195	29/103,824 4/22/1999	D 416,128 Issued: 11/9/1999		PATENT EXPIRES: 11/9/2013 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS

STYLE #2213 USDPA: SHOE UPPER	11196	29/103,902 4/23/1999	D422,403 4/11/2000		PATENT EXPIRES: 04/11/2014 INVENTOR: VICKI HEASLET DRAFTSMAN: JOSEPH SANTOS

STYLE #2214 USDPA: SHOE UPPER	11197	29/112,314 10/14/1999	D 446,918 08/28/2001		PATENT EXPIRES 08/28/2015 INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #2231 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11418	29/108,163 07/20/1999	D 429,553 8/22/2000		PATENT EXPIRES 08/22/2014 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOE SANTOS

STYLE #2242 USDPA: SHOE UPPER	11198	29/112,315 10/14/1999	D 446,919 08/28/2001		PATENT EXPIRES 08/28/2015 INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS

STYLE #2250 USDPA: SHOE UPPER	11797	29/117,468 01/21/2000	D 435,162 12/19/2000		PATENT EXPIRES 12/19/2014 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

STYLE #2250 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11151	29/102,053 03/16/1999	D423,201 04/25/2000		PATENT EXPIRES: 04/25/2014 INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

STYLE #2252 USDPA SHOE UPPER	11798	29/117,903 02/01/2000	D431,712 10/10/2000		PATENT EXPIRES 10/10/2014 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

STYLE #2254 USDPA SHOE UPPER	11799	29/118394 02/08/2000	D439,734 04/03/2001		PATENT EXPIRES 04/03/2015 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

STYLE #2254 COMBINED SHOE BOTTOM AND PERIPHERY	11800	29/118,393 02/08/2000	D432,294 10/24/2000		PATENT EXPIRES 10/24/2014 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

STYLE #2310 COMBINED SHOE BOTTOM AND PERIPHERY	11268	29/103,956 04/23/1999	D 435,334 12/26/2000		PATENT EXPIRES 12/26/2014 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #2350 (Energy #2) USDPA: SHOE UPPER	12527	29/136,096 01/24/2001	D444,624 07/10/2001		PATENT EXPIRES JULY 10, 2015 INVENTOR: RALPH D. WILSON DRAFTSMAN: MIKE PRUITT

STYLE #2350 USDPA: SHOE BOTTOM	12528	29/136,100 01/24/2001	D 454,426 03/19/2002		PATENT EXPIRES 03/19/2016 INVENTOR: RALPH D. WILSON DRAFTSMAN: MIKE PRUITT

STYLE #2350 USDPA: DIV SHOE BOTTOM PERIPHERY	13157	29/154,392 01/21/2002	D473,047 S 04/15/2003		PATENT EXPIRES 04/15/2017 INVENTOR: RALPH D. WILSON

STYLE #2439 SHOE UPPER	12542	29/138,446 03/13/2001	D 446,922 08/28/2001		PATENT EXPIRES 08/28/2015 DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG

STYLE #2439 SHOE BOTTOM	12543	29/137,392 02/20/2001	D 458,011 S 06/04/2002		PATENT EXPIRES 06/04/2016 DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG

STYLE #2464 USDPA: SHOE UPPER	12599	29/139,505 03/30/2001	D448,550 10/02/2001		PATENT EXPIRES 10/02/2015 DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG

STYLE #2464 USDPA: SHOE BOTTOM	12600	29/139,584 03/30/2001	D 458,012 S 06/04/2002		PATENT EXPIRES 06/04/2016 DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG

STYLE #2578 USDPA: SHOE UPPER	11801	29/119,442 02/28/2000	D431,713 10/10/2000		PATENT EXPIRES 10/10/2014 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

STYLE #2611 USDPA: SHOE UPPER	12213	29/128,364 08/23/2000	D 444,622 07/10/2001		PATENT EXPIRES JULY 10, 2001 DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #1	12424	29/133,886 12/8/2000	D 444,937 07/17/2001		PATENT EXPIRES 07/17/2015

STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #2	12425	29/133,876 12/08/2000	D 455,250 04/09/2002		PATENT EXPIRES APRIL 9, 2016

STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #3	12426	29/133,904 12/08/2000	D 465,081 S 11/05/2002		PATENT EXPIRES NOVEMBER 5, 2016

STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #4	12427	29/133,907 12/08/2000	D 445,242 07/24/2001		PATENT EXPIRES JULY 24, 2015

STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #5	12853	29/144,463 07/03/2001	D471,002 S 03/04/2003		PATENT EXPIRES 03/04/2017 INVENTOR: RALPH DAVIS WILSON

STYLE #2611 USDPA: SHOE UPPER EMBODIMENT #5-A	14084	29/168,565 10/04/2002	D473,704 S 04/29/2003		PATENT EXPIRES 04/29/2017

STYLE #2611 USDPA: SHOE BOTTOM	12214	29/134,379 10/30/2000	D 459,065 06/25/2002		PATENT EXPIRES 06/25/2016 DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON

STYLE #2611 USDPA DIV: PERIPHERY OUTWARDLY SHOE BOTTOM	12550	29/136,098 01/24/2001	D 450,439 11/20/2001		PATENT EXPIRES 11/20/2015 DRAFTSMAN: MIKE PRUITT INVENTOR: RALPH D WILSON

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #2611 USDPA DIV: PERIPHERY INWARDLY SHOE BOTTOM Div of 12214	12551	29/136,097 01/24/2001	D 498,905 11/30/2004		PATENT EXPIRES 11/30/2018 DRAFTSMAN: MIKE PRUITT INVENTOR: RALPH D WILSON

STYLE #2667 USDPA: SHOE UPPER	12521	29/135,514 01/12/2001	D 444,623 07/10/2001		PATENT EXPIRES 07/10/2015 DRAFTSMAN: MIKE PRUITT INVENTOR: RALPH DAVIS WILSON

STYLE #2667 USDPA: SHOE BOTTOM	12522	29/135,601 01/12/2001	D,455,544 04/16/2002		PATENT EXPIRES 04/16/2016 DRAFTSMAN: MIKE PRUITT INVENTOR: RALPH DAVIS WILSON 10/24/2003 — Phil requested we abandon all related foreign applications and close files.

STYLE #2669 USDPA: SHOE BOTTOM	12724	29/142,235 05/21/2001	D 460,249 07/16/2002		PATENT EXPIRES 07/16/2016 DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG

STYLE #2687 USDPA: SHOE UPPER	12544	29/138,566 03/15/2001	D446,639 08/21/2001		PATENT EXPIRES 08/21/2015 DRAFTSMAN: JOE SANTOS INVENTOR: JEAN YANG

STYLE #2687 USDPA: SHOE BOTTOM	12545	29/138,565 03/15/2001	D455,895 04/23/2002		PATENT EXPIRES 04/23/2016 DRAFTSMAN: JOE SANTOS INVENTOR: JEAN YANG

STYLE #26035 RHINO RED USDPA: SHOE UPPER	15335	29/207,886 06/18/2004	US D499,871 S 12/21/2004		PATENT EXPIRES 12/21/2018 DRAFTSMAN: JOE SANTOS INVENTOR: SAVVA TETERIATNIKOV

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #26035 RHINO RED USDPA: PORTION OF SHOE UPPER — EMBODIMENT 2 Savva Teteriatnikov	15536	29/213,811 09/23/2004	D513,861 01/31/2006		PATENT EXPIRES 01/31/2020 INVENTOR: SAVVA TETERIATNIKOV

STYLE 2890 USDPA: SHOE UPPER	13403	29/165,354 08/08/2002	D 470,299 02/18/2003		PATENT EXPIRES 02/18/2017 DRAFTSMAN: JOE SANTOS INVENTOR: PENNY MASULLO

STYLE 2890 USDPA: DIV SHOE UPPER EMBODIMENT 2	14211	29/170,829 11/12/2002	D 472,370 S 04/01/2003		PATENT EXPIRES 04/01/2017 INVENTOR: MASULLO

STYLE 2890 USDPA: SHOE BOTTOM	13404	29/165,355 08/08/2002	D470,296 02/18/2003		PATENT EXPIRES 02/18/2017 INVENTOR: PENNY MASULLO

STYLE 2890 USDPA: DIV SHOE BOTTOM FORWARD PORTION	14217	29/170,396 11/06/2002	D472,037 S 03/25/2003		PATENT EXPIRES 03/25/2017 INVENTOR: PENNY MASULLO

STYLE 2890 USDPA: DIV SHOE BOTTOM REARWARD PORTION	14218	29/170,433 11/06/2002	D472,369 S 04/01/2003		PATENT EXPIRES 04/01/2003 INVENTOR: PENNY MASULLO

STYLE #3901 SHOE OUTSOLE	13478	29/161,825 06/05/2002	US D469,948 02/11/2003		PATENT EXPIRES 02/11/2017 INVENTOR: DIANA LIN DRAFTSMAN: JOSEPH SANTOS

STYLE #3901 SHOE OUTSOLE EMBODIMENT 1 (SHOE OUTSOLE)	13667	29/166,371 08/26/2002	D485,050 01/13/2004		PATENT EXPIRES 01/13/2018 INVENTOR: DIANA LIN

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #3901 SHOE OUTSOLE EMBODIMENT 2 (HEEL)	13668	29/166,191 08/30/2002	US D470,650 02/25/2003		PATENT EXPIRES 02/25/2017 INVENTOR: DIANA LIN DRAFTSMAN: JOSEPH SANTOS

STYLE #4042 USDPA: SHOE BOTTOM	12630	29/141,717 05/09/2001	D459,063 06/25/2002		PATENT EXPIRES 06/25/2016 INVENTOR: MARK NASON DRAFTSMAN: MIKE PRUITT

Style #4422 USDPA: SHOE UPPER	15172	29/200,360 02/27/2004	D494,349 08/17/2004		PATENT EXPIRES 08/17/2018 INVENTOR: SAVVA TETERIATNIKOV DRAFTSMAN: JOSEPH SANTOS Recorded Reel 015021/Frame 0399

STYLE #4501 USDPA: SHOE UPPER	07830	29/020,597 03/29/1994	D 358,702 05/30/1995		PATENT EXPIRES 05/30/2009 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: JOSEPH SANTOS

STYLE #5013 USDPA: SHOE UPPER	12215	29/127,972 08/15/2000	D 441,417 05/01/2001		PATENT EXPIRES 05/01/2015 DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON 10/24/2003 — Phil requested we abandon all related foreign applications and close files.

STYLE #5013 USDPA: DIVISIONAL SHOE UPPER EMBODIMENT 1	12499	29/134,561 12/21/2000	D 452,366 12/25/2001		PATENT EXPIRES 12/25/2015 Refer to Docket 12215

STYLE #5013 USDPA: DIVISIONAL SHOE UPPER EMBODIMENT 2	12500	29/134,559 12/21/2000	D 457,715 05/28/2002		PATENT EXPIRES 05/28/2016 DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #5013 USDPA SHOE BOTTOM	12216	29/127,966 08/15/2000	D450,914 11/27/2001		PATENT EXPIRES 11/ 27/ 2015 DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON 10/24/03 — Phil requested we abandon all related foreign applications and close files.

STYLE #5013 USDPA DIV: SHOE BOTTOM INTERIOR FORWARD	12410	29/132,790 11/15/2000	D 477,130 07/15/2003		PATENT EXPIRES 07/15/2017 INVENTOR: RALPH DAVIS WILSON

STYLE #5013 USDPA DIV: SHOE BOTTOM INTERIOR REAR	12411	29/133,520 11/29/2000	D466,274 12/03/2002		PATENT EXPIRES 12/03/2016 INVENTOR: RALPH WILSON

STYLE #5013 USDPA DIV: SHOE BOTTOM BORDER	12412	29/133,512 11/29/2000	D 470,649 S 02/25/2013		PATENT EXPIRES 02/25/2017 INVENTOR: RALPH WILSON

STYLE #5013 USDPA DIV: SHOE BOTTOM BORDER MIDDLE OUTWARDLY	12413	29/133,515 11/29/2000	D 469,599 02/04/2003		PATENT EXPIRES 02/04/2017 INVENTOR: RALPH WILSON

STYLE #5013 USDPA DIV: SHOE BOTTOM BORDER MIDDLE INWARDLY	12414	29/133,516 11/29/2000	D473,367 04/22/2003		PATENT EXPIRES 04/22/2017

STYLE #5013 USDPA DIV: SHOE BOTTOM PERIPHERY OUTWARDLY	12415	29/133,513 11/29/2000	D474,587 S 05/20/2003		PATENT EXPIRES 05/20/2017 INVENTOR: RALPH WILSON DRAFTSMAN: SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #5013 USDPA DIV: SHOE BOTTOM PERIPHERY INWARDLY	12416	29/133,514 11/29/2000	D469,598 02/04/2003		PATENT EXPIRES 02/04/2017 INVENTOR: RALPH WILSON DRAFTSMAN: SANTOS

STYLE #5039 USDPA: SHOE UPPER	13153	29/160,929 03/28/2002 Previously incorrect SN: 10/108,909	D 474,007 05/06/2003		PATENT EXPIRES 05/06/2017 INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOE SANTOS

STYLE #5381 USDPA: SHOE UPPER (Grand Prix)	13279	29/169,233 10/16/2002	D471,349 03/11/2003		PATENT EXPIRES 03/11/2017 INVENTOR: MARK NASON

STYLE #5381 USDPA: PORTION OF SHOE UPPER DIVISIONAL EMBODIMENT 2 (Grand Prix)	14434	29/173,573 12/31/2002	D473,045 S 04/15/2003		PATENT EXPIRES 04/15/2017 INVENTOR: MARK NASON

STYLE #5381 USDPA: TOE PORTION OF SHOE UPPER DIVISIONAL EMBODIMENT 3 (Grand Prix)	14445	29/173,549 12/31/2002	D473,705 04/29/2003		PATENT EXPIRES 04/29/2017 INVENTOR: MARK NASON

STYLE #5381 USDPA: SHOE BOTTOM	13280	29/174,607 01/21/2003	D474,879 S 05/27/2003		PATENT EXPIRES 05/27/2017 INVENTOR: MARK NASON

STYLE #6151 USDPA: SHOE BOTTOM	10388	29/082,175 12/23/1997	D 401,744 12/01/1998		PATENT EXPIRES: 12/01/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #6513 USDPA: SHOE UPPER	10725	29/088,460 05/23/1998	D 404,905 02/02/1999		PATENT EXPIRES: 02/02/2013 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #6523 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11063	29/095,956	D 412,238 07/27/1999		PATENT EXPIRES: 07/27/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #6540 USDPA: SHOE UPPER	11152	29/105,006 05/14/1999	D 418283 01/04/2000		PATENT EXPIRES: 01/04/2014 INVENTOR: EVAL AKHIDIME DRAFTSMAN: ROBERT NEWQUIST

STYLE #6540 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11153	29/098,839 01/07/1999	D429,551 08/22/2000		PATENT EXPIRES 08/22/2014 INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

STYLE #6553 USDPA: SHOE UPPER	11163	29/102,051 03/16/1999	D419,756 02/01/2000		PATENT EXPIRES: 02/01/2014 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: RICHARD GATHERCOLE

STYLE #6553 USDPA: SHOE BOTTOM AND PERIPHERY	11164	29/105,007 05/14/1999	D438,368 03/06/2001		PATENT EXPIRES 03/06/2015 INVENTOR: EVAL AKHIDIME DRAFTSMAN: RICHARD GATHERCOLE

STYLE #6597 USDPA: SHOE UPPER	12043	29/126,243 07/10/2000	D 435,959 01/09/2001		PATENT EXPIRES: 01/09/2015 INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOSEPH SANTOS

STYLE #6664 USDPA: SHOE UPPER	11155	29/102,052 03/16/1999	D420,498 02/15/2000		PATENT EXPIRES: 02/15/2014 INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

STYLE #6665 USDPA: SHOE UPPER	11156	29/098,838 01/07/1999	D421,835 03/28/2000		PATENT EXPIRES: 03/28/2014 INVENTOR: EVAL AKHIDIME DRAFTSMAN: ROBERT NEWQUIST/JOE SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #6665 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11157	29/102,045 03/16/1999	D423,764 05/02/2000		PATENT EXPIRES: 05/02/2014 INVENTOR: EVAL AKHIDIME DRAFTSMAN: ROBERT NEWQUIST/JOE SANTOS

STYLE #6667 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11123	29/098,840 01/07/1999	D424,287 05/09/2000		PATENT EXPIRES 05/09/2014 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: JOSEPH SANTOS

STYLE #6691 USDPA: SHOE UPPER	10597	29/084,373 03/02/1998	D 404,904 02/02/1999		PATENT EXPIRES: 02/02/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #6691 USDPA: SHOE BOTTOM	10598	29/084,365 03/02/1998	D 401,745 12/01/1998		PATENT EXPIRES: 12/01/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #6707 USDPA: SHOE UPPER	11051	29/096,211 11/06/1998	D 415,877 11/02/1999		PATENT EXPIRES: 11/02/2013 INVENTOR: ROSEMARY WELLS WRIGHT DRAFTSMAN: ROBERT NEWQUIST

STYLE #6707 COMBINED SHOE BOTTOM AND PERIPHERY	11052	29/096,210 11/06/1998	D 414,922 10/12/1999		PATENT EXPIRES: 10/12/2013 INVENTOR: ROSEMARY WELLS WRIGHT DRAFTSMAN: ROBERT NEWQUIST

Style #6802 USDPA: SHOE BOTTOM	12217	29/129,282 08/15/2000	D 442,358 05/22/2001		PATENT EXPIRES 05/22/2011 DRAFTSMAN: MICHAEL C. PRUITT INVENTOR: MARK NASON

STYLE #6809 COMBINED SHOE BOTTOM AND PERIPHERY	11345	29/108162 07/20/1999	D424,285 05/09/2000		PATENT EXPIRES 05/09/2015 INVENTOR:MARK NASON DRAFTSMAN: JOSEPH SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #7413 (& #7411) USDPA: SHOE BOTTOM	12513	29/136,028 01/23/2001	D 447,327 09/04/2001		PATENT EXPIRES 09/04/2015 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7450 USDPA: CLASSIX/DUKE OUTSOLE/BOTTOM	09823	29/065,542 01/29/1997	D 395,341 06/23/1998		PATENT EXPIRES 06/23/2012 INVENTOR:ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7612 USDPA: SHOE UPPER	10599	29/084,170 02/26/1998	D 402,456 12/15/1998		PATENT EXPIRES: 12/15/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7612 USDPA: SHOE BOTTOM	10600	29/086,350 04/10/1998	D 404,549 01/26/1999		PATENT EXPIRES: 01/26/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7617 USDPA: SHOE UPPER	10601	29/083,570 02/11/1998	D 402,453 12/15/1998		PATENT EXPIRES: 12/15/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7617 USDPA: SHOE BOTTOM	10602	29/083,571 02/11/1998	D 404,551 01/26/1999		PATENT EXPIRES: 01/26/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7620 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	11158	29/102,050 03/16/1999	D 439,394 03/27/2001		PATENT EXPIRES 03/27/2015 INVENTOR: EVAL AKHIDIME DRAFTSMAN: ROBERT NEWQUIST/JOE SANTOS

STYLE #7640 COMBINED SHOE BOTTOM AND PERIPHERY	11159	29/103,955 04/23/1999	D 426,945 06/27/2000		PATENT EXPIRES 06/27/2014 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: ROBERT NEWQUIST/JOE SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #7664 USDPA: GROOVER OUTSOLE/BOTTOM	09840	29/065,562 01/29/1997	D 397,851 09/08/1998		PATENT EXPIRES: 09/08/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7793 USDPA: SHOE UPPER	11124	29/102,049 03/16/1999	D423,204 04/25/2000		PATENT EXPIRES: 04/25/2014 INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS

STYLE #7810 USDPA: SHOE UPPER	10856	29/091,414 07/29/1998	D 407,891 04/13/1999		PATENT EXPIRES: 04/13/2013 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: ROBERT NEWQUIST

STYLE #7810 USDPA: SHOE BOTTOM	10857	29/091,416 07/29/1998	D 411,245 06/22/1999		PATENT EXPIRES: 06/22/2013 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: ROBERT NEWQUIST

STYLE #7849 USDPA: SHOE UPPER	10758	29/088,461 05/23/1998	D 403,148 12/29/1998		PATENT EXPIRES: 12/29/2012 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST

STYLE #7857 USDPA: SHOE - HEARTBEAT SLIDE	10015	29/075,462 08/21/1997	D 404,545 01/26/1999		PATENT EXPIRES: 01/26/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7880 USDPA: SHOE UPPER	10881	29/091415 07/29/1998	D 407,545 04/06/1999		PATENT EXPIRES 04/06/2013 INVENTOR:MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST

STYLE #7888 USDPA: STREET CLEATS OUTSOLE/BOTTOM	09847	29/066,414 02/13/1997	D 389,295 01/20/1998		PATENT EXPIRES 01/20/2012 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS

STYLE #7900 USDPA: SHOE UPPER WOMPER CLOG	09992	29/073,696 07/16/1997	D 401,049 11/17/1998		PATENT EXPIRES: 11/17/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #7919 USDPA: SHOE UPPER ONE BAND WOMPER SLIDE	09993	29/075,924 08/29/1997	D 401,050 11/17/1998		PATENT EXPIRES: 11/17/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7926 USDPA: SHOE UPPER	10603	29/084,171 02/26/1998	D 402,457 12/15/1998		PATENT EXPIRES 12/15/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7926 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	10604	29/084,168 02/26/1998	D 409,361 05/11/1999		PATENT EXPIRES: 05/11/2013 INVENTOR: ROBERT GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7930 & #7992 USDPA: SHOE UPPER	10391	29/083,573 02/11/1998	D 402,100 12/08/1998		PATENT EXPIRES: 12/08/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7933 USDPA: SHOE UPPER	10962	29/093,271 09/08/1998	D 409,364 05/11/1999		PATENT EXPIRES: 05/11/2013 INVENTOR:RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

STYLE #7946 USDPA: SHOE BOTTOM WOMPER DELUXE	10821	29/091294 07/27/1998	D 405,942 02/23/1999		PATENT EXPIRES: 02/23/2013 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST

STYLE #7946 USDPA: SHOE UPPER WOMPER DELUXE	10882	29/093,318 09/08/1998	D420,211 02/08/2000		PATENT EXPIRES: 02/08/2014 INVENTOR: D’WAYNE EDWARDS DRAFTSMAN: ROBERT NEWQUIST

STYLE #7951 USDPA: SHOE UPPER	10393	29/082,280 12/23/1997	D 403,849 01/12/1999		PATENT EXPIRES: 01/12/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: SAUL ISLER

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #7951 USDPA: SHOE BOTTOM	10394	29/082,176 12/23/1997	D 409,825 05/18/1999		PATENT EXPIRES: 05/18/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: SAUL ISLER

STYLE #7951 USDPA: BUBBLE DESIGN [CONTINUATION TO DOCKET NO. 10394]	11013	29/092,069 08/11/1998	D 429,875 08/29/2000		PATENT EXPIRES 08/29/2014 INVENTOR: DAVID LIOU DRAFTSMAN: SAUL ISLER

STYLE #7955 USDPA: SHOE UPPER	10395	29/083,909 02/18/1998	D 402,455 12/15/1998		PATENT EXPIRES: 12/15/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

STYLE #7959 USDPA: SHOE UPPER	10561	29/083,572 02/11/1998	D 402,802 12/22/1998		PATENT EXPIRES: 12/22/2012 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS

STYLE #7960 USDPA: SHOE UPPER	10562	29/083,855 02/18/1998	D 402,454 12/15/1998		PATENT EXPIRES: 12/15/2012 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS

STYLE #7963 USDPA: SHOE OUTSOLE	10605	29/085,464 03/24/1998	D424,790 05/16/2000		PATENT EXPIRES: 05/16/2014 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7972 USDPA: SHOE UPPER	11125	29/102,046 03/16/1999	D424,290 05/09/2000		PATENT EXPIRES: 05/09/2014 INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS

STYLE #7982 USDPA: SHOE UPPER	10709	29/087,301 04/30/1998	D 404,554 01/26/1999		PATENT EXPIRES: 01/26/2013 INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
STYLE #7988 USDPA: COMBINED SHOE PERIPHERY AND BOTTOM PLATFORM WOMPER	10625	29/085,499 03/24/1998	D 408,972 05/04/1999		PATENT EXPIRES: 05/04/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7992 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY	10397	29/084,169 02/26/1998	D 408,977 05/04/1999		PATENT EXPIRES: 05/04/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7994 USDPA: COMBINED SHOE BOTTOM AND PERIPHERY PLATFORM STREET CLEAT	10624	29/085,450 03/24/1998	D 408,119 04/20/1999		PATENT EXPIRES: 04/20/2013 INVENTOR: ROBERT GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7996 USDPA: SHOE UPPER	10606	29/085,453 03/24/1998	D 404,553 01/25/1999		PATENT EXPIRES: 01/26/2013 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #7996 USDPA: SHOE BOTTOM	10607	29/085,452 03/24/1998	D 401,045 11/17/1998		PATENT EXPIRES: 11/17/2012 INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST

STYLE #8272 USDPA: SHOE UPPER	11727	29/124,145 05/31/ 2000	D 441,942 05/15/2001		PATENT EXPIRES 05/15/2015 DRAFTSMAN: JOSEPH SANTOS INVENTOR: MICHELLE KELCHAK

Style #9771 USDPA: SHOE UPPER	13233	29/160,051 05/03/2002	US D468,898 01/21/2003		PATENT EXPIRES 01/21/2017 INVENTOR: RALPH D. WILSON

Style #9771 USDPA: SHOE UPPER EMBODIMENT 1	13665	29/165,756 08/16/2002	US D468,522 01/14/2003		PATENT EXPIRES 01/14/2017

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Style #9860 (adult) and 1817 USDPA: SHOE UPPER	13234	29/160,050 05/03/2002	D 467,409 12/24/2002		PATENT EXPIRES 12/24/2016 11/04/2004 — Mailed copy of file wrapper to Jim Scotti. INVENTOR: RALPH D. WILSON

Style #9860 (adult) and 1817 USDPA: SHOE UPPER EMBODIMENT 1	13666	29/165,265 08/15/2002	US D468,521 S 01/14/2003		PATENT EXPIRES 01/14/2017

USDPA: SHOE UPPER Style #30214 (red shoe)	15171	29/202,352 03/30/2004	D495,862 09/14/2004		PATENT EXPIRES 09/14/2018 INVENTOR: LAURA RIOSA Recorded Reel 015158/Frame 0015.

USDPA: SHOE UPPER (BIKER, STYLE #21511)	15557	29/216,116 10/29/2004	D513,361 S 01/03/2006		PATENT EXPIRES 01/03/2020 Inventor: Savva Teriatnikov

USDPA: SHOE UPPER (BIKER SIGHTSEE) (STYLE #21548)	16321	29/237,392 08/31/2005	D532,962 12/05/2006		PATENT EXPIRES 12/05/2020 12/08/06 — Sent original certificate to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE BOTTOM AND PERIPHERY Inventor: Savva Teteriatnikov	17416	19/248,911 09/08/2006	D542,016 05/08/2007		PATENT EXPIRES 05/08/2021 05/15/07 — Sent original certificate to SKX.

USDPA: SHOE UPPER (FISHERMAN’S SANDAL) Inventor: Christina Yang	17872	29/275,150 12/14/2006	D547,539 07/31/2007		PATENT EXPIRES 07/31/2021 08/07/07 — Sent original patent certificate to SKX.

USDPA: SHOE UPPER (MARY JANE)	17873	29/275,372 12/21/2006	D547,935 08/07/2007		PATENT EXPIRES 08/07/2021 Inventor: Larry Clark

UDSPA: SHOE BOTTOM (CITYWALK)	17923	29276124 01/16/2007	D553,833 S 10/30/2007		PATENT EXPIRES 10/30/2021 Inventor: Todd M. Walden

USDPA: SHOE UPPER (MARY JANE SINGLE STRAP)	17985	29/277,067 02/13/2007	D544,681 06/19/2007		PATENT EXPIRES 06/19/2021 Inventor: Larry Clark

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER (FISHERMAN’S SANDAL II)	18048	29/278,939 04/13/2007	D547,936 08/07/2007		PATENT EXPIRES 08/07/2021 Inventor: Penny Masullo

USDPA: SHOE UPPER (Biker Fixate Foam Version)	18121	29/278,887 04/12/2007	D548,443 08/14/2007		PATENT EXPIRES 08/14/2021 Inventor: Savva Teteriatnikov

USDPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778)	18848	29/299,360 12/21/2007	D577,186 09/23/2008		PATENT EXPIRES 09/23/2022 Inventor: Savva Teteriatnikov

USDPA: SHOE BOTTOM (SOULMATES STYLE #21778)	18849	29/299,645 12/27/2007	D569,591 05/27/2008		PATENT EXPIRES 05/27/2022 Inventor: Savva Teteriatnikov

USDPA: SHOE UPPER (BIKER’S AMUSE STYLE #21410)	18884	29/299,965 01/07/2008	D576,782 09/16/2008		PATENT EXPIRES 09/16/2022 Inventor: Savva Teteriatnikov

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	18885	29/302,073 01/09/2008	D577,481 09/30/2008		PATENT EXPIRES 09/30/2022 Inventor: Savva Teteriatnikov

USDPA: SHOE UPPER AND PERIPHERY (CALI GEAR MOLDED HEARTS)	18947	29/304,464 03/03/2008	D571,547 06/24/2008		PATENT EXPIRES 06/24/2022 Inventor: Christina Yang

USDPA: SHOE UPPER (CRISS-CROSS STRAP STYLE #21429)	19157	29/305,408 03/19/2008	D570,590 06/10/2008		PATENT EXPIRES 06/10/2022 Inventor: Savva Teteriatnikov

USDPA: SHOE UPPER (D’Lites Style #11422)	19794	29/327,221 10/31/2008	D587,890 03/10/2009		PATENT EXPIRES 03/10/2023 Inventor: Lisa Yi

USDPA: SHOE BOTTOM (D’Lites Style #11422)	19795	29/327,665 11/11/2008	D588,791 03/24/2009		PATENT EXPIRES 03/24/2023 Inventor: Craig Nelson

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV.) SHOE UPPER (D’Lites Style #11422)	19943	29/330,341 01/05/2009	D591,493 05/05/2009		PATENT EXPIRES 05/05/2023 Inventor: Lisa Yi

USDPA: SHOE OUTSOLE AND PERIPHERY (Shape- Ups Optimized Style #11801)	20301	29338285 06/08/2009	D607,188 01/05/2010		PATENT EXPIRES 01/05/2024

USDPA: FLAP ON SHOE TONGUE Inventors: Patrick Warren Tony Hardman	20304	29/346,058 10/26/2009	D614853 05/04/2010		PATENT EXPIRES 05/04/2024

USDPA: FLAP ON SHOE TONGUE Inventor: Patrick Warren	20307	29/346,060 10/26/2009	D614,854 05/04/2010		PATENT EXPIRES 05/04/2024

USDPA: SHOE UPPER (SHAPE-UPS ACTION PACKED STYLE #11806)	20455	29/341,470 08/05/2009	D609444 02/09/2010		PATENT EXPIRES 02/09/2024 Inventor: Julie Zhu

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER (SHAPE-UPS SLEEK FIT STYLE #11807)	20456	29/341,581 08/07/2009	D609445 02/09/2010		PATENT EXPIRES 02/09/2010 Inventor: Julie Zhu

USDPA: SHOE UPPER (Marc Ecko Style #24414)	20517	29/346,713 11/04/2009	D610333 02/23/2010		PATENT EXPIRES 02/23/2024 Inventor: David Raysse

USDPA (DIV. I): PERIPHERY OF AN OUTSOLE (Shape- Ups Optimized Style #11801)	20569	29/346,597 11/03/2009	D615,738 05/18/2010		PATENT EXPIRES 05/18/2024 Inventor: Savva Teteriatnikov

USDPA (DIV. II): PERIPHERY OF AN OUTSOLE (Shape-Ups Optimized Style #11801)	20570	29/346683 11/04/2009	D614,837 05/04/2010		PATENT EXPIRES 05/04/2024 Inventor: Savva Teteriatnikov

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90110)	20606	29/355,996 02/18/2010	D620,240 07/27/2010		PATENT EXPIRES 07/27/2024 Inventor: Eval Akhidime

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV): PERIPHERY OF AN OUTSOLE (Shape- Ups Style #90110)	21430	29/363,470 06/09/2010	D624,734 10/05/2010		PATENT EXPIRES 10/05/2024 Inventor: Eval Akhidime

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #89084)	20607	29/352,234 12/17/2009	D617,983 06/22/2010		PATENT EXPIRES 06/22/2024 Inventor: David Raysse

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90087)	20608	29/355,180 02/03/2010	D621,142 08/10/2010		PATENT EXPIRES 08/10/2024 Inventor: Savva Teteriatnikov

USDPA (DIV. 1): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90087)	21395	29/365,239 07/06/2010	D625,088 10/12/2010		PATENT EXPIRES 10/12/2024 Inventor: Savva Teteriatnikov

USDPA (DIV. 2): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90087)	21396	29/365,298 07/07/2010	D626,315 11/02/2010		PATENT EXPIRES 11/02/2024 Inventor: Savva Teteriatnikov

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90855)	20609	29/355,842 02/15/2010	D620,691 08/03/2010		PATENT EXPIRES 08/03/2024 Inventor: Eval Akhidime

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV. 1): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90855)	21431	29/364,426 06/23/2010	D624,736 10/05/2010		PATENT EXPIRES 10/05/2024 Inventor: Eval Akhidime

USDPA (DIV. 2): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90855)	21432	29/364,436 06/23/2010	D625,493 10/19/2010		PATENT EXPIRES 10/19/2024 Inventor: Eval Akhidime

USDPA: SHOE UPPER (Shape-Ups Style #89084)	20683	29/352,369 12/18/2009	D614,850 05/04/2010		PATENT EXPIRES 05/04/2024 Inventor: David Raysse

U.S. (Divisional) DPA: FLAP ON SHOE TONGUE (Luminators)	20866	29/357,713 03/16/2010	D622,057 08/24/2010		PATENT EXPIRES 08/24/2024 Inventors: Patrick Warren Tony Hardman

USDPA: SHOE UPPER (Shape-Ups Style #52080)	20894	29/356,467 02/25/2010	D621,147 08/10/2010		PATENT EXPIRES 08/10/2024 Inventor: David Raysse

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV. 1): SHOE UPPER (Shape-Ups Style #52080)	21433	29/365,019 07/01/2010	D625,504 10/19/2010		PATENT EXPIRES 10/19/2024 Inventor: David Raysse

USDPA (DIV. 2): SHOE UPPER (Shape-Ups Style #52080)	21434	29/365,024 07/01/2010	D625,094 10/12/2010		PATENT EXPIRES 10/12/2024 12/23/10 — Filed certificate of correction with the PTO. Inventor: David Raysse

USDPA (DIV. 3): SHOE UPPER (Shape-Ups Style #52080)	21435	29/365,034 07/01/2010	D627,959 11/30/2010		PATENT EXPIRES 11/30/2024

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #52004)	20907	29/356,469 02/25/2010	D625,492 10/19/2010		PATENT EXPIRES 10/19/2024 Inventor: Savva Teteriatnikov

USDPA (DIV.1): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #52004) Inventor: Savva Teteriatnikov	21863	29/376,047 09/30/2010	Not issued		This divisional covers Embodiment 3 (Figs 13-18) from the parent file (docket 20907).

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV.2): PERIPHERY OF AN OUTSOLE (Shape-Ups Style #52004) Inventor: Savva Teteriatnikov	21864	29/376,104 10/01/2010	D628,369 12/07/2010		PATENT EXPIRES 12/07/2024

USDPA: SHOE UPPER (Shape-Ups Action Packed Style #11806) Alternative Embodiments	20956	29/355,108 02/02/2010	D614,846 05/04/2010		PATENT EXPIRES 05/04/2024 Inventor: Julie Zhu

USDPA: SHOE UPPER (Shape-Ups Sleek Fit Style #11807) Alternative Embodiments	20957	29/355,123 02/02/2010	D614,848 05/04/2010		PATENT EXPIRES 05/04/2024 Inventor: Julie Zhu

USDPA (DIV): FLAP ON SHOE TONGUE Parent app. Docket 20307	20959	29/357,737 03/16/2010	D622,494 08/31/2010		PATENT EXPIRES 08/31/2024 Inventor: Patrick Warren

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV): SHOE UPPER (Marc Ecko Style #24414) Inventor: David Raysse	20960	29/356,249 02/22/2010	D617,984 06/22/2010		PATENT EXPIRES 06/22/2024

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #91466) Inventor: David Raysse	20970	29/356,471 02/25/2010	D619,793 07/20/2010		FOREIGN FILING EXPIRES 08/25/2010 PATENT EXPIRES 07/20/2024

USDPA (DIV): PERIPHERY OF AN OUTSOLE (Shape- Ups Style #91466) Inventor: David Raysse	21436	29/363,871 06/15/2010	D624,735 10/05/2010		PATENT EXPIRES 10/05/2024

USDPA: SHOE UPPER (Shape-Ups Style #52007) Inventor: Craig Nelson	20972	29/356,473 02/25/2010	D620,241 07/27/2010		PATENT EXPIRES 07/27/2024

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV): SHOE UPPER (Shape-Ups Style #52007) Inventor: Craig Nelson	21437	29/363,971 06/16/2010	D624,740 10/05/2010		PATENT EXPIRES 10/05/2024

USDPA: SHOE UPPER (Shape-Ups Style #12360) Inventor: Craig Nelson	20974	29/357,335 03/10/2010	D623,388 09/14/2010		PATENT EXPIRES 09/14/2024

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #12360) Inventor: Craig Nelson	20976	29/357,416 03/11/2010	D623,386 09/14/2010		PATENT EXPIRES 09/14/2024

USDPA (DIV): PERIPHERY OF AN OUTSOLE (Shape- Ups Style #12360) Inventor: Craig Nelson	21438	29/366,917 07/30/2010	D625,494 10/19/2010		PATENT EXPIRES 10/19/2024

USDPA: SHOE UPPER (Shape-Ups Style #11814) Inventor: Savva Teteriatnikov	20978	29/357,423 03/11/2010	D622,942 09/07/2010		PATENT EXPIRES 09/07/2024

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV): SHOE UPPER (Shape-Ups Style #11814) Inventor: Savva Teteriatnikov	21439	29/367,227 08/04/2010	D625,505 10/19/2010		PATENT EXPIRES 10/19/2024

USDPA: SHOE UPPER (Shape-Ups Style #89084) Alternative Embodiments	20991	29/355,834 02/15/2010	D636,574 04/26/2011		04/06/11 — Issue Notification. 03/24/11 — Paid issue fee. 03/18/11 — Notice of Allowance. 06/01/10 — Filed response to office action.
Inventor:
David Raysse

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Style #89084) Alternative Embodiments Inventor: David Raysse	20993	29/359,291 04/08/2010	D628,368 12/07/2010		PATENT EXPIRES 12/07/2024

USDPA (DIV.): PERIPHERY OF AN OUTSOLE (Shape- Ups Style #89084) Inventor: David Raysse	21905	29/376,489 10/07/2010	D632,878 02/22/2011		PATENT EXPIRES 02/22/2025 09/02/10 — Elect Emb. 1 (20993). File Divisional for Emb. 2 (21905).

USDPA: SHOE UPPER (Shape-Ups Style #52000) Inventor: Savva Teteriatnikov	21025	29/358,099 03/22/2010	D623,838 09/21/2010		PATENT EXPIRES 09/21/2024 09/01/10 — Issue Notification.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER (Shape-Ups Style #12320) Inventor: Savva Teteriatnikov	21157	29,359,885 04/16/2010	D632,063 02/08/2011		PATENT EXPIRES 02/08/2025

USDPA: SHOE UPPER (Shape-Ups Style #12340) Inventor: Eval Akhidime	21160	29/365,585 07/12/2010	D624,741 10/05/2010		PATENT EXPIRES 10/05/2024

USDPA: SHOE UPPER (Shape-Ups Style #52041) Inventor: Eval Akhidime	21163	29/359,516 04/12/2010	D623,389 09/14/2010		PATENT EXPIRES 09/14/2024

USDPA: SHOE UPPER (Shape-Ups Style #66500) Inventor: Todd Walden	21177	29/358,936 04/01/2010	D625,503 10/19/2010		PATENT EXPIRES 04/01/2024

USDPA: SHOE UPPER (Tone-Ups Style #13000) Inventor: David Raysse	21245	29/366,739 07/29/2010	D624,743 10/05/2010		PATENT EXPIRES 10/05/2024

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE OUTSOLE AND PERIPHERY (Tone-Ups Style #13000) Inventor: David Raysse	21246	29/362,281 05/21/2010	D627,545 11/23/2010		PATENT EXPIRES 11/23/2024

USDPA: SHOE UPPER (Tone-Ups Trainers Style #92263) Inventor: Eval Akhidime	21544	29/365,740 07/14/2010	D626,738 11/09/2010		PATENT EXPIRES 11/09/2024

USDPA: PERIPHERY OF AN OUTSOLE (Tone-Ups Trainers Style #92263) Inventor: Eval Akhidime	21545	29/365,760 07/14/2010	D626,316 11/02/2010		PATENT EXPIRES 11/02/2024 FOREIGN FILING EXPIRES 01/14/2011

USDPA: SHOE UPPER (Tone-Ups Trainers Style #51510) Inventor: Eval Akhidime	21546	29/365,588 07/12/2010	D624,742 10/05/2010		PATENT EXPIRES 10/05/2024

USDPA: PERIPHERY OF AN OUTSOLE (Tone-Ups Trainers Style #51510) Inventor: Eval Akhidime	21547	29/365,652 07/13/2010	D624,737 10/05/2010		PATENT EXPIRES 10/05/2024

USDPA: SHOE UPPER (Revv Air Style #12267) Inventor: Lisa Yi	21600	29/367,218 08/04/2010	D624,744 10/05/2010		PATENT EXPIRES 10/05/2024

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: PERIPHERY OF AN OUTSOLE (Revv Air Style #12267)	21601	29/368,633 08/26/2010	D626,731 11/09/2010		PATENT EXPIRES 11/09/2024

USDPA: PERIPHERY OF AN OUTSOLE	22056	29/380,554 12/07/2010	D636,566 04/26/2011		04/06/11 — Issue Notification. franzdezign@mac.com James Frantz 67 WildFlower Circle Stroudsburg Pa. 18360

USDPA: SHOE UPPER (Pro Speed Style No. 94354)	22140	29/382,865 01/08/2011	D636,579 04/26/2011		Foreign Filing Due 07/08/2011 04/06/11 — Issue Notification. 03/09/11 — Paid issue fee. 03/09/11 — Notice of Allowance. 01/08/11 — Application and assignment filed.

USDPA: PERIPHERY OF AN OUTSOLE (Pro Speed Style No. 94354)	22143	29/382,866 01/08/2011	D636,567 04/26/2011		Foreign Filing Due 07/08/2011 04/06/11 — Issue Notification. 03/23/11 — Paid Issue Fee. 03/17/11 — Notice of Allowance. 01/08/11 — Application and assignment filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE BOTTOM (Pro Speed Style No. 94354)	22146	29/382,867 01/08/2011	Not issued		Foreign Filing Due 07/08/2011 01/08/11 — Application and assignment filed.

USDPA: SHOE UPPER (Shape-Ups Liv) Inventor: David Raysse	22131	29/384,508 01/31/2011	D636,575 04/26/2011		Patent Expires Foreign Filing Due 07/31/2011 03/24/11 — Paid issue fee. 02/01/11 — Filed Assignment. 01/31/11 — Application filed. Assignment did not transmit.

USDPA: PERIPHERY OF AN OUTSOLE (Shape-Ups Liv) Inventor: David Raysse	22134	29/387,013 03/08/2011	Not issued		Foreign Filing Due 08/08/2011 03/08/11 — Application and Assignment filed.

USDPA: SHOE BOTTOM (Shape-Ups Liv) Inventor: David Raysse	22137	29/387,037 03/08/2011	Not issued		Foreign Filing Due 08/08/2011 03/08/11 — Application and Assignment filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Upper (Flex Style No. 11740)	22155	29/388,591 03/30/2011	Not issued		Foreign Filing Expires 09/30/2011 03/30/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (Flex Style No. 11740)	22158	29/388,593 03/30/2011	Not issued		Foreign Filing Expires 09/30/2011 03/30/11 — Application and Assignment filed with PTO.

Shoe Bottom (Flex Style No. 11740)	22161	29/388,596 03/30/2011	Not issued		Foreign Filing Expires 09/30/2011 03/30/11 — Application and Assignment filed with PTO.

Shoe Upper (Run IIII) Inventor: Lisa Yi	22165	Not filed	Not issued		04/11/11 — Sent application to SKX for signature. 04/10/11 — Beth approved the drawings.

Periphery of an Outsole (Run IIII) Inventor: Lisa Yi	22168	Not filed	Not issued		04/11/11 — Sent application to SKX for signature. 04/10/11 — Beth approved the drawings.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Bottom (Run IIII) Inventor: Lisa Yi	22171	Not filed	Not issued		04/11/11 — Sent application to SKX for signature. 04/10/11 — Beth approved the drawings.

Shoe Upper (Run IIII Style No. 52521) [Men’s version] Inventor: Lisa Yi and David Raysse	22511	29/390,635 04/27/2011	Not issued		Foreign Filing Expires 10/27/2011 04/27/11 — Application and Assignment filed with PTO.

Shoe Bottom (Run IIII Style No. 52521) [Men’s version] Inventor: David Raysse	22693	29/390,641 04/27/2011	Not issued		Foreign Filing Expires 10/27/2011 04/27/11 — Application and Assignment filed with PTO.

Shoe Upper (Pro Resistance Style No. 94350) Inventor: David Raysse	22195	29/387,497 03/14/2011	Not issued		Foreign Filing Expires 09/14/2011 03/14/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (Pro Resistance Style No. 94350) Inventor: David Raysse	22198	29/387,504 03/14/2011	Not issued		Foreign Filing Expires 09/14/2011 03/14/11 — Application and Assignment filed with PTO.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Bottom (Pro Resistance Style No. 94350) Inventor: David Raysse	22201	29/387,507 03/14/2011	Not issued		Foreign Filing Expires 09/14/2011 03/14/11 — Application and Assignment filed with PTO.

Shoe Upper (PRO-TR Style No. 96064) Inventor: David Raysse	22174	29/388,421 03/29/2011	Not issued		Foreign Filing Expires 09/29/2011 03/29/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (PRO-TR Style No. 96064) Inventor: David Raysse	22177	29/388,451 03/29/2011	Not issued		Foreign Filing Expires 09/29/2011 03/29/11 — Application and Assignment filed with PTO.

Shoe Bottom (PRO-TR Style No. 96064) Inventor: David Raysse	22180	29/388,455 03/29/2011	Not issued		Foreign Filing Expires 09/29/2011 03/29/11 — Application and Assignment filed with PTO.

Shoe Upper (Surge Style No. 99779) Inventor: Lafe Christopherson	22183	Not filed	Not issued		Awaiting Drawings from Draftsman

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Periphery of an Outsole (Surge Style No. 99779) Inventor: Lafe Christopherson	22186	Not filed	Not issued		Awaiting Drawings from Draftsman

Shoe Bottom (Surge Style No. 99779) Inventor: Lafe Christopherson	22189	Not filed	Not issued		Awaiting Drawings from Draftsman

Shoe Upper (SRR2 Style No. 97304) Inventor: David Raysse	22204	29/387,991 03/22/2011	Not issued		Foreign Filing Expires 09/22/2011 03/22/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (SRR2 Style No. 97304) Inventor: David Raysse	22207	29/387,998 03/22/2011	Not issued		Foreign Filing Expires 09/22/2011 03/22/11 — Application and Assignment filed with PTO.

Shoe Bottom (SRR2 Style No. 97304)	22210	29/388,411 03/29/2011	Not issued		Foreign Filing Expires 09/29/2011 03/29/11 — Application and Assignment filed with PTO.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Upper (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22285	29/390,070 04/19/2011	Not issued		Foreign Filing Expires 10/19/2011 04/19/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22289	29/390,105 04/20/2011	Not issued		Foreign Filing Expires 10/20/2011 04/20/11 — Application and Assignment filed with PTO.

Shoe Bottom (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22293	29/390,114 04/20/2011	Not issued		Foreign Filing Expires 10/20/2011 04/20/11 — Application and Assignment filed with PTO.

Shoe Upper (S2 Lite Style No. 12381) Inventor: Beth Gahler	22297	Not filed	Not issued		04/05/11 — Sent application to SKX for signature. 04/05/11 — Beth approved the drawings. No Shoe Bottom for this Style

Periphery of an Outsole (S2 Lite Style No. 12381) Inventor: Beth Gahler	22301	Not filed	Not issued		04/05/11 — Sent application to SKX for signature. 04/05/11 — Beth approved the drawings. No Shoe Bottom for this Style

Shoe Upper (Accelerate Style No. 13011) Inventor: David Raysse	22305	29/388,846 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Periphery of an Outsole (Accelerate Style No. 13011) Inventor: Savva Teteriatnikov	22309	29/388,847 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

Shoe Bottom (Accelerate Style No. 13011) Inventor: Savva Teteriatnikov	22313	29/388,849 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

Shoe Upper (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22317	29/388,842 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

Periphery of an Outsole (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22321	29/388,843 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Bottom (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22325	29/388,844 04/02/2011	Not issued		Foreign Filing Expires 10/02/2011 04/02/11 — Application and Assignment filed with PTO.

Shoe Upper (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22515	Not filed	Not issued		04/22/11 — Sent application to SKX for signature.

Periphery of an Outsole (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22519	Not filed	Not issued		04/22/11 — Sent application to SKX for signature.

Shoe Bottom (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22523	Not filed	Not issued		04/22/11 — Sent application to SKX for signature.

Shoe Upper (Shape-Ups Evolution Style No. 12481) Inventor: David Raysse	22527	Not filed	Not issued		04/22/11 — Sent application to SKX for signature.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
ROLLER SKATE CHASSIS (w/ Single Wheel At One End) Inventors:Detlev Magerer and Erwin Weitgaser	14577	14469 02/21/2003	14469-0001 14469-0002 14469-0003 14469-0004 14469-0005 14469-0006 14469-0007 14469-0008		PATENT EXPIRES 04/01/2028 2nd Annuity Due 04/01/2013 3rd Annuity Due: 04/01/2018 4th Annuity Due: 04/01/2023

			04/01/2003

SHOE UPPER (Premium Energy Style No. 1728) Inventor: Sean Bradford	14822	68499 08/26/2003	68449-0001 68449-0002 68449-0003 68449-0004 68449-0005 08/26/2003		PATENT EXPIRES 08/26/2028 2nd Annuity Due: 08/26/2013 3rd Annuity Due: 08/26/2018 4th Annuity Due: 08/26/2023

SHOE UPPER (Biker Style No. 21511) Inventor: Savva Teteriatnikov	15652	251731 11/10/2004	251731-0001 251731-0002 251731-0003 251731-0004 251731-0005 251731-0006 11/10/2004		PATENT EXPIRES 11/10/2029 2nd Annuity Due 11/10/2014 3rd Annuity Due 11/10/2019 4th Annuity Due 11/10/2024

SHOE UPPER (Fisherman’s Sandal) Inventor: Christina Yang	18008	649306 01/10/2007	649306-0001 01/10/2007		PATENT EXPIRES 01/10/2032 1st Annuity Due 01/10/2012

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Mary Jane) Inventor: Larry Clark	18009	653167 01/16/2007	653167-0001 01/16/2007		PATENT EXPIRES 01/16/2032 1ST ANNUITY DUE 01/16/2012

SHOE BOTTOM (Citywalk) Inventor: Todd M. Walden	18124	685284 03/08/2007	685284-0001 03/08/2007		PATENT EXPIRES 03/08/2032 1st Annuity Due 03/08/2012

SHOE UPPER (Mary Jane Single Strap) Inventor: Larry Clark	18125	685276 03/08/2007	685276-0001 03/08/2007		PATENT EXPIRES 03/08/2032 1st Annuity Due 03/08/2012

SHOE UPPER (Fisherman’s Sandal II) Inventor: Penny Masullo	18126	714035 04/25/2007	714035-0001 04/25/2007		PATENT EXPIRES 04/25/2032

SHOE UPPER (Biker Fixate Foam Version) Inventor: Savva Teteriatnikov	18219	714001 04/25/2007	714001-0001 04/25/2007		PATENT EXPIRES 04/25/2032

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER AND BOTTOM PERIPHERY (Soulmates Style No. 21778) Inventor: Savva Teteriatnikov	18850	877329 02/12/2008	877329-0001 02/12/2008		PATENT EXPIRES 02/11/2033 1st Annuity Due 02/11/2013 2nd Annuity Due 02/11/2018 3rd Annuity Due 02/11/2023 4th Annuity Due 02/11/2028

SHOE UPPER (Biker’s Amuse Style No. 21410) Inventor: Savva Teteriatnikov	19144	878897 02/14/2008	878897-0001 02/13/2008		PATENT EXPIRES 02/13/2033 1st Annuity Due 02/23/2013 2nd Annuity Due 02/23/2018 3rd Annuity Due 02/23/2023 4th Annuity Due 02/23/2028

SHOE UPPER AND BOTTOM PERIPHERY (Cali Gear Molded Hearts) Inventor: Christina Yang	19241	903711 02/25/2008	903711-0001 03/25/2008		PATENT EXPIRES 03/24/2033 1st Annuity Due 03/24/2013 2nd Annuity Due 03/24/2018 3rd Annuity Due 03/24/2023 4th Annuity Due 03/24/2028

SHOE UPPER (Criss-Cross Strap Style No. 21429) Inventor: Savva Teteriatnikov	19158	918198 04/07/2008	918198-0001 04/07/2008		PATENT EXPIRES 04/07/2033

SHOE UPPER (D’Lites Style No. 11422) Inventor: Lisa Yi	19796	1037329 11/12/2008	1037329-0001 11/12/2008		PATENT EXPIRES 11/12/2033 1st RENEWAL DUE 11/12/2013

SHOE BOTTOM (D’Lites Style No. 11422) Inventor: Lisa Yi	19797	1043475 11/21/2008	1043475-0001 11/21/2008		PATENT EXPIRES 11/21/2033 1st RENEWAL DUE 11/21/2013

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE OUTSOLE AND PERIPHERY (Biker w/ Wedge Style No. 21269) Inventor: Savva Teteriatnikov	20331	1521329 05/22/2009	1521329-0001 05/22/2009		PATENT EXPIRES 05/22/2034 1st RENEWAL DUE 05/22/2014

SHOE OUTSOLE AND PERIPHERY (Shape-Ups Optimized Style #11801)	20451	001564980 06/30/2009	1564980-0001 06/30/2009		PATENT EXPIRES 06/30/2034 1st RENEWAL DUE 06/30/2014

SHOE UPPER (Marc Ecko Style #24414) Inventor: David Raysse	20518	1640004 11/25/2009	1640004-0001 11/25/2009		PATENT EXPIRES 11/25/2034 1st Annuity Due 11/25/2014 2nd Annuity Due 11/25/2019 3rd Annuity Due 11/25/2024 4th Annuity Due 11/25/2029

SHOE UPPER (Shape-Ups Action Packed Style #11806) Inventor: Julie Zhu	20665	1631169 11/02/2009	1631169-0001 011/02/2009		PATENT EXPIRES 11/02/2034 1st Renewal Due 11/02/2014 2nd Renewal Due 11/02/2019 3rd Renewal Due 11/02/2024 4th Renewal Due 11/02/2029

SHOE UPPER (Shape-Ups Sleek Fit Style #11807) Inventor: Julie Zhu	20666	1631086 11/02/2009	1631086-0001 11/02/2009		PATENT EXPIRES 11/02/2034 1st Renewal Due 11/02/2014 2nd Renewal Due 11/02/2019 3rd Renewal Due 11/02/2024 4th Renewal Due 11/02/2029

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90110) Inventor: Eval Akhidime	20667	1682386 03/17/2010	1682386-0001 1682386-0002 1682386-0003 1682386-0004 1682386-0005 03/17/2010		PATENT EXPIRES 03/17/2035 1st Annuity Due 03/17/2015 2nd Annuity Due 03/17/2020 3rd Annuity Due 03/17/2025 4th Annuity Due 03/17/2030

SHOE UPPER (Shape-Ups Style No. 89084) Inventor: David Raysse	20684	1654922 1/08/2010	1654922-0001 01/08/2010		PATENT EXPIRES 12/18/2035 1st Annuity Due 03/17/2015 2nd Annuity Due 3/17/2020 3rd Annuity Due 03/17/2025 4th Annuity Due 03/17/2030

PERIPHERY OF AN OUTSOLE (Shape-Ups Style #89084) Inventor:David Raysse	20668	1654880 01/08/2010	1654880-0001 01/08/2010		PATENT EXPIRES 01/08/2035 1st Annuity Due 01/08/2015

PERIPHERY OF AN OUTSOLE (Shape-Ups Style #89084) Alternative Embodiment Inventor: David Raysse	20994	1764812 10/07/2010	1764812-0001 1764812-0002 10/07/2010		PATENT EXPIRES 10/07/2035

PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90087) Inventor: Savva Teteriatnikov	20669	1682410 03/17/2010	1682410-0001 1682410-0002 1682410-0003 03/17/2010		PATENT EXPIRES 03/17/2035 1st Annuity Due 03/17/2015 2nd Annuity Due 03/17/2020 3rd Annuity Due 03/17/2025 4th Annuity Due 03/17/2030

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
FLAP ON SHOE TONGUE (Luminators) Inventors: Patrick Warren and Tony Hardman	20691	1639998 11/25/2009	1639998-0001 11/25/2009		PATENT EXPIRES 11/25/2034 1st Annuity Due 11/25/2014 2nd Annuity Due 11/25/2019 3rd Annuity Due 11/25/2024 4th Annuity Due 11/25/2029

FLAP ON SHOE TONGUE Inventor: Patrick Warren	20692	1639964 11/25/2009	1639964-0001 1639964-0002 11/25/2009		PATENT EXPIRES 11/25/2034 1st Annuity Due 11/25/2014

SHOE UPPER (Shape-Ups Style #52080) Inventor: David Raysse	20895	1801333 01/05/2011	1801333-0001 1801333-0002 1801333-0003 1801333-0004 1801333-0005 1801333-0006 01/05/2011		PATENT EXPIRES 01/05/2036 1st Annuity Due 01/05/2016

PERIPHERY OF AN OUTSOLE (Shape-Ups Style # 52004) Inventor: Savva Teteriatnikov	20908	1683830 03/19/2010	1683830-0001 1683830-0002 1683830-0003 1683830-0004 1683830-0005 1683830-0006 1683830-0007 03/19/2010		PATENT EXPIRES 03/19/2035 1st Annuity Due 03/19/2015 2nd Annuity Due 03/19/2020 3rd Annuity Due 03/19/2025 4th Annuity Due 03/19/2030

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERIPHERY OF AN OUTSOLE (Shape-Ups Style #91466) Inventor: David Raysse	20971	1684432 03/22/2010	1684432-0001 1684432-0002 1684432-0003 1684432-0004 03/22/2010		PATENT EXPIRES 03/22/2035 1st Annuity Due 03/22/2015

SHOE UPPER (Shape-Ups Style #52007) Inventor: Craig Nelson	20973	1684440 03/22/2010	1684440-0001 1684440-0002 1684440-0003 1684440-0004		PATENT EXPIRES 03/22/2035 1st Annuity Due 03/22/2015
			03/22/2010

SHOE UPPER (Shape-Ups Style #12360) Inventor: Craig Nelson	20975	1719634 06/15/2010	1719634-0001 1719634-0002 1719634-0003 1719634-0004 06/15/2010		PATENT EXPIRES 06/15/2035 1st Annuity Due 06/15/2015

PERIPHERY OF AN OUTSOLE (Shape-Ups Style #12360) Inventor: Craig Nelson	20977	1726779 07/01/2010	1726779-0001 1726779-0002 1726779-0003 07/01/2010		PATENT EXPIRES 07/01/2035 1st Annuity Due 07/01/2015

SHOE UPPER (Shape-Ups Style #11814) Inventor: Savva Teteriatnikov	20979	1719550 06/15/2010	1719550-0001 1719550-0002 1719550-0003 06/15/2010		PATENT EXPIRES 06/15/2035 1st Annuity Due 06/15/2015

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Shape-Ups Style #52000) Inventor: Savva Teteriatnikov	21026	1716598 06/08/2010	1716598-0001 1716598-0002 1716598-0003 06/08/2010		PATENT EXPIRES 02/22/2035 1st Annuity Due 02/22/2015 2nd Annuity Due 02/22/2020 3rd Annuity Due 02/22/2025 4th Annuity Due 02/22/2030

SHOE UPPER (Shape-Ups Style #12320) Inventor: Savva Teteriatnikov	21158	1719600 06/15/2010	1719600-0001 1719600-0002 1719600-0003 1719600-0004 06/15/2010		PATENT EXPIRES 06/15/2035 1st Annuity Due 06/15/2015

SHOE UPPER (Shape-Ups Style #12340) Inventor: Eval Akhidime	21161	1742024 08/10/2010	1742024-0001 08/10/2010		PATENT EXPIRES 08/10/2035

PERIPHERY OF AN OUTSOLE (Shape-Ups Style #90855) Inventor: Eval Akhidime	20670	1821489 02/15/2011	1821489-0001 1821489-0002 1821489-0003 1821489-0004 1821489-0005 02/15/2011		PATENT EXPIRES 02/15/2036 1st Annuity Due 02/15/2016

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Shape-Ups Style #52041) Inventor: Eval Akhidime	21164	1719683 06/15/2010	1719683-0001 1719683-0002 1719683-0003 1719683-0004 06/15/2010		PATENT EXPIRES 06/15/2035 1st Annuity Due 06/15/2015

SHOE UPPER (Shape-Ups Style #66500) Inventor: Todd Walden	21178	1719758 06/15/2010	1719758-0001 1719758-0002 1719758-0003 1719758-0004 06/15/2010		PATENT EXPIRES 06/15/2035 1st Annuity Due 06/15/2015

SHOE UPPER (Tone-Ups Trainers Style #92263) Inventor: Eval Akhidime	21548	1742032 08/10/2010	1742032-0001 08/10/2010		PATENT EXPIRES 08/10/2035

PERIPHERY OF AN OUTSOLE (Tone-Ups Trainers Style #92263) Inventor: Eval Akhidime	21549	1734468 07/22/2010	1734468-0001 07/22/2010		PATENT EXPIRES 07/22/2035

SHOE UPPER (Style Tone-Ups Trainers Style #51510) Inventor: Eval Akhidime	21550	1734385 07/22/2010	1734385-0001 07/22/2010		PATENT EXPIRES 07/22/2035

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERIPHERY OF AN OUTSOLE (Tone-Ups Trainers Style #51510) Inventor: Eval Akhidime	21551	1734435 07/22/2010	1734435-0001 07/22/2010		PATENT EXPIRES 07/22/2035

SHOE UPPER (Revv Air Style #12267) Inventor: Lisa Yi	21602	1746181 08/24/2010	1746181-0001 08/24/2010		PATENT EXPIRES 08/24/2035

SHOE OUTSOLE AND PERIPHERY (Revv Air Style #12267) Inventor: Lisa Yi	21603	1749698 09/02/2010	1749698-0001 09/02/2010		PATENT EXPIRES 09/02/2035

SHOE UPPER (Shape-Ups Toner Style #13000) Inventor: David Raysse	21610	1742057 08/10/2010	1742057-0001 08/10/2010		PATENT EXPIRES 08/10/2035

SHOE OUTSOLE AND PERIPHERY (Shape-Ups Toners Style #13000) Inventor: David Raysse	21612	1733635 07/20/2010	1733635-0001 1733635-0002 1733635-0003 1733635-0004 07/20/2010		PATENT EXPIRES 07/20/2035

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERIPHERY OF AN OUTSOLE (Shape-Ups Dress Shoe) Inventor: James Frantz	22057	1796434 12/21/2010	1796434-0001 1796434-0002 12/21/2010		PATENT EXPIRES 12/21/2035

SHOE UPPER (Pro Speed Style #94354) Inventor: David Raysse	22141	1808072 01/20/2011	1808072-0001 01/20/2011		PATENT EXPIRES 01/20/2036 1st Annuity Due 01/20/2016

PERIPHERY OF AN OUTSOLE (Pro Speed Style #94354) Inventor: David Raysse	22144	1808114 01/20/2011	1808114-0001 01/20/2011		PATENT EXPIRES 01/20/2036 1st Annuity Due 01/20/2016

SHOE BOTTOM (Pro Speed Style #94354) Inventor: David Raysse	22147	1808148 01/20/2011	1808148-0001 01/20/2011		PATENT EXPIRES 01/20/2036 1st Annuity Due 01/20/2016

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Shape-Ups Liv) Inventor: David Raysse	22132	1263024 02/24/2011	Not issued	03/24/11 — Assoc. confirmed receipt of certified doc.
CERTIFIED DOCUMENT DUE 05/18/2011
03/18/11 — Sent certified doc. to assoc. 02/21/11 — Assoc. confirmed the application will be filed shortly.
02/18/11 — Ordered certified document.
02/18/11 — Assoc. confirmed instructions to file application.
					02/17/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (Shape-Ups Liv) Inventor: David Raysse	22135	1266845 03/21/2011	Not issued		CERTIFIED DOCUMENT DUE 06/21/2011 03/17/11 — Ordered certified document. 03/17/11 — Assoc. confirmed instructions. 03/16/11 — Instructed assoc. to file application.

SHOE BOTTOM (Shape- Ups Liv) Inventor: David Raysse	22138	n/a 03/21/2011	Not issued		CERTIFIED DOCUMENT DUE 06/21/2011 03/17/11 — Ordered certified document. 03/17/11 — Assoc confirmed instructions to file application. 03/16/11 — Instructed assoc. to file application.

Shoe Upper (Tone-Ups Style No. 11740)	22156	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Periphery of an Outsole (Tone-Ups Style No. 11740)	22159	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

Shoe Bottom (Tone-Ups Style No. 11740)	22162	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

Shoe Upper (Run IIII) Inventor: David Raysse	22166	Not filed	Not issued		Not yet filed in the U.S.Sent U.S. application to SKX for signature.

Periphery of an Outsole (Run IIII) Inventor: David Raysse	22169	Not filed	Not issued		Not yet filed in the U.S. Sent U.S. application to SKX for signature.

Shoe Bottom (Run IIII) Inventor: David Raysse	22172	Not filed	Not issued		Not yet filed in the U.S. Sent U.S. application to SKX for signature.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Upper (Run IIII Style No. 52521) [Men’s version] Inventor: David Raysse	22512	Not filed	Not issued		Not yet filed in the U.S. Sent U.S. application to SKX for signature.

Shoe Bottom (Run IIII Style No. 52521) [Men’s version] Inventor: David Raysse	22694	Not filed	Not issued		Not yet filed in the U.S. Sent U.S. application to SKX for signature.

SHOE UPPER (PRO-TR Style No. 96064)	22175	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

PERIHPERY OF AN OUTSOLE (PRO-TR Style No. 96064)	22178	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE BOTTOM (PRO-TR Style No. 96064)	22181	Not filed	Not issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

Shoe Upper (Surge Style No. 99779) Inventor: Lafe Christopherson	22184	Not filed	Not issued		Not yet filed in the U.S. Awaiting drawings from draftsman.

Periphery of an Outsole (Surge Style No. 99779) Inventor: Lafe Christopherson	22187	Not filed	Not issued		Not yet filed in the U.S. Awaiting drawings from draftsman.

Shoe Bottom (Surge Style No. 99779) Inventor: Lafe Christopherson	22190	Not filed	Not issued		Not yet filed in the U.S. Awaiting drawings from draftsman.

Shoe Upper (Zag Style No. 99017) Inventor: Lafe Christopherson	22193				Not yet filed in the U.S. Awaiting drawings from draftsman.

Shoe Upper (Pro Resistance Style No. 94350) Inventor: David Raysse	22196	n/a 04/05/2011	Not issued		Certified Document Due 06/30/2011 03/30/11 — Instructions to file. 03/22/11 — Foreign filing license. 03/14/11 — U.S. application filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Periphery of an Outsole (Pro Resistance Style No. 94350) Inventor: David Raysse	22199	Not filed	Not issued		Certified Document Due 06/30/2011 03/30/11 — Instructions to file. 03/22/11 — Foreign filing license. 03/14/11 — U.S. application filed.

Shoe Bottom (Pro Resistance Style No. 94350) Inventor: David Raysse	22202	Not filed	Not issued		Certified Document Due 06/30/2011 03/30/11 — Instructions to file. 03/22/11 — Foreign filing license. 03/14/11 — U.S. application filed.

Shoe Upper (SRR Style No. 97304) Inventor: David Raysse	22205	n/a 04/07/2011	Not issued		Certified Document Due 07/07/2011

Periphery of an Outsole (SRR Style No. 97304) Inventor: David Raysse	22208	n/a 04/07/2011	Not issued		Certified Document Due 07/07/2011

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Bottom (SRR Style No. 97304) Inventor: David Raysse	22211	Not filed	Not issued		U.S. application Filed. Awaiting Foreign Filing License to file CDR.

Shoe Upper (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22286	Not filed	Not issued		Not filed in the U.S.

Periphery of an Outsole (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22290	Not filed	Not issued		Not filed in the U.S.

Shoe Bottom (Wishbone Style No. 51540) Inventor: Savva Teteriatnikov	22294	Not filed	Not issued		Not filed in the U.S.

Shoe Upper (S2 Lite Style No. 12381) Inventor: Beth Gahler	22298	Not filed	Not issued		Not filed in the U.S.

Periphery of an Outsole (S2 Lite Style No. 12381) Inventor: Beth Gahler	22302	Not filed	Not issued		Not filed in the U.S.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Upper (Accelerate Style No. 13011) Inventor: Savva Teteriatnikov	22306	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

Periphery of an Outsole (Accelerate Style No. 13011) Inventor: Savva Teteriatnikov	22310	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

Shoe Bottom (Accelerate Style No. 13011) Inventor: Savva Teteriatnikov	22314	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

Shoe Upper (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22318	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

Periphery of an Outsole (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22322	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

SKECHERS U.S.A., INC. II
STATUS REPORT OF COMMUNITY DESIGN (CDR) PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
Shoe Bottom (Ready Set Style No. 11752) Inventor: Savva Teteriatnikov	22326	Not filed	Not issued		U.S. application filed. Awaiting Foreign Filing License to file in CDR.

Shoe Upper (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22516	Not filed	Not issued		Not filed in the U.S. Awaiting drawings from draftsman.

Periphery of an Outsole (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22520	Not filed	Not issued		Not filed in the U.S. Awaiting drawings from draftsman.

Shoe Bottom (Shape-Ups Evolution Style No. 12480) Inventor: David Raysse	22524	Not filed	Not issued		Not filed in the U.S. Awaiting drawings from draftsman.

Shoe Upper (Shape-Ups Evolution Style No. 12481) Inventor: David Raysse	22528	Not filed	Not issued		Not filed in the U.S. Awaiting drawings from draftsman.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Wishbone Style #51540) Inventor: Eval Akhidime	22288	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

PERIPHERY OF AN OUTSOLE (Wishbone Style #51540) Inventor: Eval Akhidime	22292	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE BOTTOM (Wishbone Style #51540) Inventor: Eval Akhidime	22296	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE UPPER (S2 Lite Style #12381) Inventor: Beth Gahler	22300	Not filed	Not Issued		Not filed in the U.S 04/05/11 — Sent application to SKX for signature.

PERIPHERY OF AN OUTSOLE (S2 Lite Style #12381) Inventor: Beth Gahler	22304	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE UPPER (Accelerate Style #13011) Inventor: Savva Teteriatnikov	22308	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

PERIPHERY OF AN OUTSOLE (Accelerate Style #13011) Inventor: Savva Teteriatnikov	22312	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE BOTTOM (Accelerate Style #13011) Inventor: Savva Teteriatnikov	22316	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

SHOE UPPER (Ready Set Style #11752)	22320	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

PERIPHERY OF AN OUTSOLE (Ready Set Style #11752)	22324	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

SHOE BOTTOM (Ready Set Style #11752	22328	Not filed	Not Issued		Application filed in the U.S. Awaiting Foreign Filing License to file in Mexico.

SHOE UPPER (Style No. 13000)	22343	MX/f/2011/00 0282 01/27/2011 Priority Date: 07/29/2010	Not Issued	03/14/11 — Assoc. confirmed receipt of certified doc. and assignment.
Certified Copy of U.S. Application Due 04/27/2011
Assignment Due 04/27/2011
03/10/11 — Sent certified doc. to assoc.
02/17/11 — Assoc. confirmed receipt of signed Assignment.
02/14/11 — Ordered certified doc.
02/10/11 — Sent signed Assignment to assoc.
Foreign Filing Period Expires 01/29/2011
					01/24/11 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Revv Air Style No. 12267)	22379	MX/f/2011/00 0384 02/04/2011 Priority Date: 08/04/2010	Not Issued	03/14/11 — Assoc. confirmed receipt of signed assignment and certified document.
Assignment Due
Certified Copy of U.S. Application Due 05/04/2011
03/10/11 — Sent signed Assignment and certified document to assoc.
02/09/11 — Received filing particulars.
01/31/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (Revv Air Style No. 12267)	22380	MX/f/2011/00 047 02/14/2011 Priority Date: 08/26/2010	Not Issued	03/31/11 — Sent formal drawings to assoc.
03/14/11 — Assoc. confirmed receipt of signed assignment and certified document.
Assignment Due 05/14/2011
Certified Copy of U.S. Application Due 05/14/2011
03/10/11 — Sent signed Assignment and certified document to assoc.
01/31/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (Dress Shoe)	22381	MX/f/2011/00 0413 02/10/2011 Priority Date: 12/07/2010	Not Issued	03/31/11 — Sent formal drawings to assoc.
03/14/11 — Assoc. confirmed receipt of signed assignment and certified doc.
Assignment Due
Certified Copy of U.S. Application Due 05/10/2011
03/10/11 — Sent certified document and signed Assignment to assoc.
02/02/11 — Instructed assoc. to file application.

SHOE UPPER (Pro Speed Style No. 94354)	22382	MX/f/2011/00 0414 02/10/2011 Priority Date: 01/08/2011	Not Issued	03/31/11 — Sent formal drawings to assoc.
02/23/11 — Assoc. confirmed receipt of certified document and assignment.
Assignment Due
Certified Copy of U.S. Application Due 05/10/2011
02/18/11 — Sent certified document and signed Assignment to assoc.
02/02/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (Pro Speed Style No. 94354)	22383	MX/f/2011/00 0415 02/10/2011 Priority Date: 01/08/2011	Not Issued	03/31/11 — Sent formal drawings to assoc.
02/23/11 — Assoc. confirmed receipt of certified document and assignment.
Assignment Due
Certified Copy of U.S. Application Due 05/10/2011
02/18/11 — Sent certified document and signed Assignment to assoc.
02/02/11 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (RUN IIII Style No. 52521) Inventor: David Raysse and Lisa Yi	22514	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE BOTTOM (RUN IIII Style No. 52521) Inventor: Lisa Yi	22696	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE UPPER (Shape-Ups Evolution Style No. 12480)	22518	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

PERIPHERY OF AN OUTSOLE (Shape-Ups Evolution Style No. 12480)	22522	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SHOE BOTTOM (Shape-Ups Evolution Style No. 12480)	22526	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SHOE UPPER (Shape-Ups Evolution Style No. 12481) Inventor: David Raysse	22530	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Liv Smart)	22535	MX/f/2011/00 0646 02/25/2011 Priority Date: 01/31/2011	Not Issued	03/31/11 — Assoc. confirmed receipt of certified document, signed assignment and formal drawings.
Formal Drawings Due
Assignment Due
Certified Copy of U.S. Application Due
02/17/11 — Assoc. confirmed instructions.
					02/17/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (Liv Smart) Inventor: David Raysse	22536	MX/f/2011/00 0942 03/25/2011 Priority date: 03/08/2011	Not Issued	03/31/11 — Assoc. confirmed receipt of certified document, signed assignment and formal drawings.
Formal Drawings Due
Assignment Due
Certified Copy of U.S. Application Due
03/29/11 — Filing particulars.
03/17/11 — Ordered certified document.
03/17/11 — Assoc. confirmed instructions to file the application.
					03/16/11 — Instructed assoc. to file application.

SHOE BOTTOM (Liv Smart) Inventor: David Raysse	22537	MX/f/2011/00 0943 03/25/2011 Priority date: 03/08/2011	Not Issued	03/31/11 — Assoc. confirmed receipt of certified document, signed assignment and formal drawings.
Formal Drawings Due
Assignment Due
Certified Copy of U.S. Application Due
03/17/11 — Ordered certified document.
03/17/11 — Assoc. confirmed instructions to file the application.
					03/16/11 — Instructed assoc. to file application.

Periphery of an Outsole (Shape-Ups Style No. 52004) Inventor: Savva Teteriatnikov	22594	MX/f/2011/00 0846 03/16/2011 Priority Date: 09/30/2010	Not Issued		Assignment Due 06/16/2011 Certified Document Due 06/16/2011

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (SRR2 Style No. 97304) Inventor: David Raysse	22606	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/28/11 — Received foreign filing license.
03/24/11 — Foreign Filing License Granted.
					03/22/11 — U.S. application filed.

PERIPHERY OF AN OUTSOLE (SRR2 Style No. 97304) Inventor: David Raysse	22607	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/28/11 — Received foreign filing license.
03/24/11 — Foreign Filing License Granted.
03/22/11 — U.S. application filed.

SHOE BOTTOM (SRR2 Style No. 97304) Inventor: David Raysse	22608	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/28/11 — Received foreign filing license.
03/24/11 — Foreign Filing License Granted.
					03/22/11 — U.S. application filed.

SHOE UPPER (Flex Style No. 11740) Inventor: Savva Teteriatnikov	22609	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application. 03/30/11 — U.S. application filed. Awaiting foreign filing license.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERIPHERY OF AN OUTSOLE (Flex Style No. 11740) Inventor: Savva Teteriatnikov	22610	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application. 03/30/11 — U.S. application filed. Awaiting foreign filing license.

SHOE BOTTOM (Flex Style No. 11740) Inventor: Savva Teteriatnikov	22611	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application. 03/30/11 — U.S. application filed. Awaiting foreign filing license.

SHOE UPPER (RUN IIII Style No. 11775) Inventor: Lisa Yi	22612	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

PERIPHERY OF AN OUTSOLE (RUN IIII Style No. 11775) Inventor: Lisa Yi	22613	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SHOE BOTTOM (RUN IIII Style No. 11775) Inventor: Lisa Yi	22614	Not filed	Not Issued		Not filed in the U.S. 04/05/11 — Sent application to SKX for signature.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (PRO-TR Style No. 96064) Inventor: David Raysse	22615	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

PERIPHERY OF AN OUTSOLE (PRO-TR Style No. 96064) Inventor: David Raysse	22616	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

SHOE BOTTOM (PRO-TR Style No. 96064) Inventor: David Raysse	22617	Not filed	Not Issued		Certified Document Due 07/11/2011 04/11/11 — Instructed assoc. to file application.

SHOE UPPER (Surge Style No. 99779) Inventor: Lafe Christopherson	22618	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

PERIPHERY OF AN OUTSOLE (Surge Style No. 99779) Inventor: Lafe Christopherson	22619	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SHOE BOTTOM (Surge Style No. 99779) Inventor: Lafe Christopherson	22620	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SKECHERS U.S.A., INC. II
STATUS REPORT OF MEXICO PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE UPPER (Zag Style No. 99017) Inventor: Lafe Christopherson	22621	Not filed	Not Issued		U.S. Application Not Filed. Awaiting drawings from Draftsman.

SHOE UPPER (Pro Resistance Style No. 94350) Inventor: David Raysse	22622	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/20/11 — Received foreign filing license.
03/17/11 — Foreign Filing License Granted.
					03/14/11 — U.S. application filed.

SHOE UPPER (Pro Resistance Style No. 94350) Inventor: David Raysse	22623	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/20/11 — Received foreign filing license.
03/17/11 — Foreign Filing License Granted.
					03/14/11 — U.S. application filed.

SHOE UPPER (Pro Resistance Style No. 94350) Inventor: David Raysse	22624	Not filed	Not Issued	Assignment Due 06/31/2011
Certified Document Due 06/31/2011
03/31/11 — Instructed assoc. to file application.
03/20/11 — Received foreign filing license.
03/17/11 — Foreign Filing License Granted.
					03/14/11 — U.S. application filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
AUSTRALIA DPA STYLE #2350 SHOE UPPER	12658	1375/01 04/26/2001	145526 10/05/2001		Second Renewal Due 04/26/2012 PATENT EXPIRES 04/26/2017

AUSTRALIA DPA SHOE BOTTOM STYLE #2350	12672	1376/01 04/26/2001	145527 10/05/2001		Second Renewal Due 04/26/2012 PATENT EXPIRES 04/26/2017

AUSTRALIA DPA SHOE UPPER STYLE #1845 ENERGY 3	13726	3036/2002 09/27/2002	151043 03/11/2003		PATENT EXPIRES 04/26/2017 There are no renewals payable for this registration.

AUSTRALIA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13740	3035/2002 09/27/2002	151042 03/11/2003		PATENT EXPIRES 09/27/2018 Third Renewal Due 09/27/2013

BOLIVIA DPA: SHOE UPPER STYLE #2250	12205	SP-0137 07/21/2000	5689-B 09/27/2005		PATENT EXPIRES 07/21/2010

BRAZIL DPA: SHOE UPPER (MARY JANE TWO STRAP)	18692	D16703021-1 08/31/2007	DI67030211 08/30/2007		PATENT EXPIRES 08/30/2017 Inventor: Larry Clark

CANADA DPA SHOE UPPER STYLE #2350	12659	2001-1687 07/05/2001	94198 12/21/2001		PATENT EXPIRES 12/21/2011

CANADA DPA SHOE BOTTOM STYLE #2350	12673	2001-1686 07/05/2001	97079 05/31/2002		PATENT EXPIRES 12/21/2011

CANADA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13741	101164 11/12/2002	101164 03/24/2004		PATENT EXPIRES 03/24/2014

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
CANADA DPA SHOE UPPER (D’Lites Style #11422) Inventor: Lisa Yi	20294	130445 04/29/2009	130445 03/17/2010		PATENT RENEWAL DUE 03/17/2020

CANADA DPA (DIV): SHOE UPPER (D’Lites Style #11422)	20576	133167 11/30/2009	133167 03/17/2010		PATENT RENEWAL DUE 03/17/2020

COLOMBIA DPA: SHOE UPPER STYLE #2250	12206	00-054.500 7/19/2000	3565 10/25/2001		REGISTRATION EXPIRES 07/10/2010

COLOMBIA DPA SHOE UPPER STYLE #1845 ENERGY 3	13763	02-109.546 12/03/2002	4395 03/11/2005		PATENT EXPIRES 12/03/2012

COLOMBIA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13766	02-110.423 12/05/2002	4409 03/11/2005		PATENT EXPIRES 12/05/2012

DENMARK DPA: SHOE UPPER STYLE #2250	12192	MA20000075 0-Denmark 07/20/2000	MR 2000 01375 07/20/2000		PATENT EXPIRES 07/20/2035

ECUADOR DPA: SHOE UPPER STYLE #2250	12207	SDI.2000-619 7/20/2000	No DI 01-417 05/15/2001		PATENT EXPIRES 07/20/2010

FRANCE DPA STYLE #2350 SHOE UPPER	12661	01 3485 06/14/2001	01 3485 06/14/2001		PATENT EXPIRES 06/14/2026 05/23/2006 — Assoc. advised patent expires after 25 years. No prolongation after 25 years.

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
FRANCE DPA SHOE BOTTOM STYLE #2350	12675	01 3484 06/14/2001	01 3484 06/14/2001		PATENT EXPIRES 06/14/2026 05/23/2006 — Assoc. advised patent expires after 25 years. No prolongation after 25 years.

FRANCE DPA SHOE UPPER STYLE #1845 ENERGY 3	13729	025146 08/28/2002	02 5146 02/14/2003		PATENT EXPIRES 08/26/2027 Second Annuity Due: 08/26/2012 Third Annuity Due: 08/26/2017 Fourth Annuity Due: 08/26/2022

FRANCE DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13743	025145 08/23/2002	025145 02/14/2003		PATENT EXPIRES 08/26/2027 2nd Annuity Due: 08/26/2012 3rd Annuity Due: 08/26/2017 4th Annuity Due: 08/26/2022

GERMANY DPA SHOE UPPER STYLE #2350	12662	40103568.9 04/11/2001	40103568.9 08/20/2001		PATENT EXPIRES 04/11/2021 Second Renewal 04/11/2011 Third Renewal 04/11/2016

GERMANY DPA SHOE BOTTOM STYLE #2350	12676	40103569.7 04/11/2001	40103569.70 8/20/2001		PATENT EXPIRES 04/11/2021 Second Renewal 04/11/2011 Third Renewal 04/11/2016

GERMANY DPA SHOE UPPER STYLE #1845 ENERGY 3	13730	402 06 972.2 08/21/2002	4 02 06 972.2 09/25/2002		PATENT EXPIRES 08/21/2022 Second Renewal Due 08/21/2012 Third Renewal Due 08/21/2017

GERMANY DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13744	402 06 973.0 08/21/2002	402 06 973.0 10/01/2002		PATENT EXPIRES 08/21/2022 Second Renewal Due 08/21/2012 Third Renewal Due 08/21/2017

GREECE DPA SHOE UPPER STYLE #2350	12663	20010600080 04/06/2001	001094 04/06/2001		PATENT EXPIRES 04/06/2026 2nd renewal due 04/06/2011 3rd renewal due 04/06/2016 4th renewal due 04/06/2021

GREECE DPA SHOE BOTTOM STYLE #2350	12677	20010600079 04/06/2001	6001093 04/06/2001		PATENT EXPIRES 04/06/2026 2nd renewal due 04/06/2011 3rd renewal due 04/06/2016 4th renewal due 04/06/2021

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
GREECE DPA SHOE UPPER STYLE #1845 ENERGY 3	13731	20020600198 08/20/2002	6001509 03/05/2003		PATENT EXPIRES 08/19/2027 Second renewal due 08/19/2012 Third renewal due 08/19/2017 Fourth renewal due 08/19/2022

GREECE DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13745	20020600199 08/20/2002	6001510 03/05/2003		PATENT EXPIRES 08/19/2027 Second renewal due 08/19/2012 Third renewal due 08/19/2017 Fourth renewal due 08/19/2022

HONG KONG DPA: SHOE UPPER STYLE #2250	12134	0010531 04/29/2000	10531.8 04/29/2000		PATENT EXPIRES 04/29/2025 Third renewal due 04/29/2015 Fourth renewal due 04/29/2020 Renewable for four five years terms not to exceed 04/29/2025.

HONG KONG DPA SHOE UPPER STYLE #2350 Inventor: Ralph Wilson	12664	0110498 04/04/2001	0110498.7 04/04/2001		PATENT EXPIRES 04/04/2026 Third Renewal 04/04/2016 Fourth Renewal 04/04/2021

HONG KONG DPA SHOE BOTTOM STYLE #2350 INVENTOR: RALPH D. WILSON	12678	0110499 04/04/2001	0110499.9 04/04/2001		PATENT EXPIRES 04/04/2026 Third Renewal Due 04/04/2016 Fourth Renewal Due 04/04/2021

HONG KONG DPA SHOE UPPER STYLE #1845 ENERGY 3	13732	0211245.4 08/26/2002	0211245.4 08/26/2002		REGISTRATION EXPIRES 08/27/2027 Second Renewal Due 08/27/2012 Third Renewal Due 08/27/2017 Fourth Renewal Due 08/27/2022

HONG KONG DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13746	0211246.6 08/26/2002	0211246.6 10/18/2002		PATENT EXPIRES AUGUST 26, 2027 Second Renewal: August 26, 2012 Third Renewal: August 26, 2017 Fourth Renewal: August 26, 2022 Fifth Renewal: August 26, 2027

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
HONG KONG DPA: SHOE UPPER (D’Lites Style #11422)	20296	0900682.4 04/28/2009	0900682.4 04/28/2009		PATENT EXPIRES 04/27/2034 07/29/09 — Sent patent certificate to SKX.

ISRAEL DPA: SHOE UPPER STYLE #2250	12151	33625 05/28/2000	33625 01/23/2003		PATENT EXPIRES MAY 28, 2015 05/10/10- Instructed assoc. to renew patent.

JAPAN DPA: SHOE UPPER STYLE #2250	12212	19978/2000 07/19/2000	1181665 06/20/2003	PATENT EXPIRES 06/20/2017
9th Annuity Due 06/20/2011
10th Annuity Due 06/20/2012
11th Annuity Due 06/20/2013
12th Annuity Due 06/20/2014
13th Annuity Due 06/20/2015
14th Annuity Due 06/20/2016
15th Annuity Due 06/20/2017
					03/21/11 — Assoc. confirmed instructions to pay 9th annuity.

JAPAN DPA SHOE UPPER STYLE #2350	12665	18253/2001 Assoc Ref: IA-DS-126-GEN	113494 03/01/2002	PATENT EXPIRES MARCH 1, 2017
01/04/11 — Assoc. confirmed payment of 10th annuity.
11th Annuity Due 03/01/2012
12th Annuity Due 03/01/2013
13th Annuity Due 03/01/2014
14th Annuity Due 03/01/2015
					15th Annuity Due 03/01/2016

JAPAN DPA SHOE BOTTOM STYLE #2350	12679	18254/2001 Assoc. Ref: IA, DS-126-6	1139495 03/01/2002	PATENT EXPIRES MARCH 1, 2017
01/04/11 — Assoc. confirmed payment of 10th annuity.
11th Annuity Due 03/01/2012
12th Annuity Due 03/01/2013
13th Annuity Due 03/01/2014
14th Annuity Due 03/01/2015
					15th Annuity Due 03/01/2016

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA SHOE UPPER STYLE #1845 ENERGY 3	13733	33658/2002 12/04/2002	1191322 10/10/2003	PATENT EXPIRES 10/10/2018
9th Annuity Due 10/10/2011
10th Annuity Due 10/10/2012
11th Annuity Due 10/10/2013
12th Annuity Due 10/10/2014
13th Annuity Due 10/10/2015
14th Annuity Due 10/10/2016
15th Annuity Due 10/10/2017

JAPAN DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13747	33941/2002 12/06/2002	1192529 10/24/2003	PATENT EXPIRES 10/24/2018
9th Annuity Due 10/24/2011
10th Annuity Due 10/24/2012
11th Annuity Due 10/24/2013
12th Annuity Due 10/24/2014
13th Annuity Due 10/24/2015
14th Annuity Due 10/24/2016
15th Annuity Due 10/24/2017

JAPAN DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14911	3056/2004 02/06/2004	1228071 12/03/2004	PATENT EXPIRES 12/03/2019
8TH Annuity Due 12/03/2011
9TH Annuity Due 12/03/2012
10THAnnuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018

JAPAN DPA SHOE UPPER STYLE # 1786 STAMINA	14914	4399/2004 02/19/2004	1228073 12/03/2004	PATENT EXPIRES 12/03/2019
8TH Annuity Due 12/03/2011
9TH Annuity Due 12/03/2012
10TH Annuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA SHOE BOTTOM STYLE #1786 STAMINA	14917	4400/2004 02/19/2004	1228074 12/03/2004	PATENT EXPIRES 12/03/2019
8TH Annuity Due 12/03/2011
9TH Annuity Due 12/03/2012
10TH Annuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018
					08/31/09 — Assoc. confirmed payment.

JAPAN DPA: SHOE UPPER (D’Lites Style # 11422) Figures 1-6.	20297	100272009 04/30/2009	1369940 08/21/2009		4th Annuity Due 08/21/2012 PATENT EXPIRES 08/21/2029

NEW ZEALAND DPA SHOE UPPER STYLE #2350	12666	401627 04/05/2001	401627 01/24/2001		PATENT EXPIRES 01/24/2016

NEW ZEALAND DPA SHOE BOTTOM STYLE #2350	12680	401627 04/04/2001	401615 01/24/2001		PATENT EXPIRES 01/24/2016

NEW ZEALAND DPA SHOE UPPER STYLE #1845 ENERGY 3	13734	402903 08/22/2002	402903 11/14/2002		PATENT EXPIRES JUNE 6, 2017

NEW ZEALAND DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13748	n/a	402902 10/17/2002		RENEWAL DUE 07/06/2012 PATENT EXPIRES JUNE 7, 2017

NORWAY DPA: SHOE UPPER STYLE #2250	12193	2000 0482 July 20, 2000	76314 06/01/2001		PATENT EXPIRES 07/20/2025

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PERU DPA: SHOE UPPER STYLE #2250	12208	000734.2000 07/21/2000	0952 07/21/2000		PATENT EXPIRES 07/21/2010

PANAMA DPA SHOE UPPER STYLE #2350 Refer to Docket 12527	12667	85192 06/28/2001	85192 06/08/2001		PATENT EXPIRES 06/08/2011 (No Extensions allowed)

PANAMA DPA SHOE BOTTOM STYLE #2350	12681	85191 June 8, 2001	85191 02/05/2004		PATENT EXPIRES 06/08/2018 Second Annuity Due June 6, 2011

PANAMA DPA SHOE UPPER STYLE #1845 ENERGY 3	13735	85609 12/03/2002	85609 12/06/2002		PATENT EXPIRES DECEMBER 6, 2012

PANAMA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13749	85608 12/06/2002	85608 12/06/2002		PATENT EXPIRES 12/06/2017

PANAMA DPA: SHOE UPPER (D’Lites Style #11422)	20298	88249 04/29/2009	88249 04/29/2009		2nd Annuity Due 04/29/2012 PATENT EXPIRES 04/29/2019

PHILIPPINES DPA: SHOE UPPER STYLE #2250	12155	3-2000-00341 06/07/2000	D-3-2000-00341 04/01/2003		PATENT EXPIRES 06/06/2015 INVENTOR: RALPH DAVIS WILSON DRAFTSMAN: JOSEPH SANTOS

PHILIPPINES DPA SHOE UPPER STYLE #2350	12668	3-2001-00268 05/25/2001	3-2001-000268 07/25/2006		1ST RENEWAL TERM 05/25/2011 2ND RENEWAL TERM 05/25/2016 PATENT EXPIRES 05/25/2021

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA SHOE BOTTOM STYLE #2350	12682	3-2001 00269	3-2001-000269 07/25/2006		PATENT EXPIRES 05/24/2011

PHILIPPINES DPA SHOE UPPER STYLE #1845 ENERGY 3	13736	3-2002-000614 10/11/2002	3-2002-00614 05/31/2004		PATENT EXPIRES 10/11/2017 Second Annuity Due 10/11/2012

PHILIPPINES DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13750	3-2002-000569 09/19/2002	3-2002-000569 11/13/2003		PATENT EXPIRES 09/26/2017 Second Annuity Due 09/26/2012

PHILIPPINES DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14912	3-2003-000650 10/24/2003	3-2003-000650 05/19/2005		PATENT EXPIRES 10/24/2018 2ND Annuity Due 10/24/2013 Designer: Sean Bradford

PHILIPPINES DPA SHOE UPPER STYLE #1786 STAMINA	14915	3-2003-000648 10/24/2003	3-2003-000648 05/19/2005		PATENT EXPIRES 10/24/2018 2nd Annuity Due 10/24/2013

PHILIPPINES DPA SHOE BOTTOM STYLE #1786 STAMINA	14918	3-2003-000649 10/24/2003	3-2003-000649 04/07/2005		PATENT EXPIRES 10/24/2018 2nd Annuity Due 10/24/2013

PHILIPPINES DPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE#21778)	19142	3-2008-000175 02/21/2008	3-2008-000175 n/a		PATENT EXPIRES 02/21/2023 1stAnnuity Due 02/21/2013 2ndAnnuity Due 02/21/2018 Inventor: Savva Teteriatnikov

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19152	3-2008-000224 03/12/2008	3-2008-000224 n/a		PATENT EXPIRES 03/12/2023 1st Annuity Due 03/12/2013 2nd Annuity Due 03/12/2018 Inventor: Savva Teteriatnikov

PHILIPPINES DPA: SHOE UPPER (D’Lites Style #11422)	20299	3-2009-00248 04/29/2009	3-2009-000248 03/08/2010		1st Renewal Due 04/29/2014 PATENT EXPIRES 04/29/2019

SOUTH AFRICA DPA SHOE UPPER STYLE #2350	12669	A 2001/0365 04/05/011	A2001/0365 10/22/2002		PATENT EXPIRES JANUARY 24, 2016

SOUTH AFRICA DPA SHOE BOTTOM STYLE #2350	12683	A2001/0366 04/05/2001	A2001/0366 09/02/2002		PATENT EXPIRES APRIL 5, 2015

SOUTH AFRICA DPA SHOE UPPER 1A STYLE #1845 ENERGY 3	13737	A2002/01089 09/10/2002	A2002/01089 06/03/2002		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/03/2011

SOUTH AFRICA DPA SHOE UPPER 2A STYLE #1845 ENERGY 3	14332	A2002/01091 09/10/2002	A2002/01091 06/03/2004		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2011

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SOUTH AFRICA DPA SHOE UPPER 3A STYLE #1845 ENERGY 3	14333	A2002/01093 09/10/2002	A2002/01093 03/12/2004		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2011

SOUTH AFRICA DPA SHOE UPPER 4A STYLE #1845 ENERGY 3	14334	A2002/01095 09/10/2002	A2002/01095 04/22/2003		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2011

SOUTH AFRICA DPA SHOE UPPER 5A STYLE #1845 ENERGY 3	14335	A2002/01097 09/10/2002	A2002/01097 03/12/2004		PATENT EXPIRES 06/03/2017

SOUTH AFRICA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13751	A2002/01099 09/10/2002	A2002/01099 12/10/2003		PATENT EXPIRES 09/09/2017

SOUTH AFRICA DPA SHOE BOTTOM 2A STYLE #1845 ENERGY 3	14336	A2002/01100 09/10/2002	A2002/01100 12/10/2003		PATENT EXPIRES 09/09/2017

SOUTH AFRICA DPA SHOE BOTTOM 3A STYLE #1845 ENERGY 3	14337	A2002/01103 09/10/2002	A2002/01103 12/10/2003		PATENT EXPIRES 06/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE BOTTOM 4A STYLE #1845 ENERGY 3	14338	A2002/01083 09/10/2002	A2002/01083 06/07/2002		PATENT EXPIRES 06/07/2017 ANNUITY DUE 06/06/2011

SOUTH AFRICA DPA SHOE BOTTOM 5A STYLE #1845 ENERGY 3	14339	A2002/01085 09/10/2002	A2002/01085 12/10/2003		PATENT EXPIRES 09/09/2017 ANNUITY DUE 06/06/2011

SOUTH AFRICA DPA SHOE BOTTOM 6A STYLE #1845 ENERGY 3	14340	A2002/01087 09/10/2002	A2002/01087 06/07/2002		PATENT EXPIRES 06/07/2017 ANNUITY DUE 06/06/2011

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SWEDEN DPA: SHOE UPPER STYLE #2250	12194	00-1198 6/30/2000	67 730 11/07/2001		PATENT EXPIRES 06/30/2015 INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS

TAIWAN DPA: SHOE UPPER STYLE #2250	12156	89304375 06/28/2000	075506 01/02/2002		PATENT EXPIRES June 27, 2012 11th Annuity Due: August 10, 2011

TAIWAN DPA SHOE UPPER STYLE #2350 Refer to Docket 12527	12670	90303758 06/06/2001 Assoc Ref: FCP-25271	080811 08/28/2002		PATENT EXPIRES JUNE 20, 2013 10th Renewal 06/20/2011 11th Renewal 06/20/2012 03/20/11 — Assoc. confirmed instructions. 03/18/11 — Instructed assoc. to pay 10th annuity.

TAIWAN DPA SHOE BOTTOM STYLE #2350	12684	90303759 06/ 09/2001	081212 11/29/2002		PATENT EXPIRES JUNE 5, 2013 10th Annuity: July 31, 2011 11th Annuity: July 31, 2012

TAIWAN DPA SHOE UPPER STYLE #1845 ENERGY 3	13738	91304848 09/02/2002	086502 01/06/2004		PATENT EXPIRES 09/01/2014 Ninth annuity due 08/20/2011 Tenth annuity due 08/20/2012 Eleventh annuity due 08/20/2013 Twelfth annuity due 08/20/2014

TAIWAN DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13752	091304849 09/02/2002 FCP-27535	086869 01/28/2004		PATENT EXPIRES 09/01/2014 Ninth annuity due 09/10/2011 Tenth annuity due 09/10/2012 Eleventh annuity due 09/10/2013 Twelfth annuity due 09/10/2014

TAIWAN DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14913	92305731 09/19/2003	D101898 12/21/2004		PATENT EXPIRES 09/18/2015 8th Annuity December 20, 2011 9th Annuity December 20, 2012 10th Annuity December 20, 2013 11th Annuity December 20, 2014

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN DPA SHOE UPPER STYLE #1786 STAMINA	14916	92305732 09/19/2003	D101899 12/21/2004		PATENT EXPIRES 09/18/2015 8th Annuity December 20, 2011 9th Annuity December 20, 2012 10th Annuity December 20, 2013 11th Annuity December 20, 2014

TAIWAN DPA SHOE BOTTOM STYLE #1786 STAMINA	14919	92305733 09/19/2003	D101900 12/21/2004		PATENT EXPIRES 09/18/2015 8th Annuity December 20, 2011 9th Annuity December 20, 2012 10th Annuity December 20, 2013 11th Annuity December 20, 2014

TAIWAN DPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778)	19143	97300811 02/15/2008	D128470 05/01/2009	PATENT EXPIRES 02/14/2020
4th Annuity Due 04/30/2012
5th Annuity Due 04/30/2013
6th Annuity Due 04/30/2014
7th Annuity Due 04/30/2015
8th Annuity Due 04/30/2016
9th Annuity Due 04/30/2017
10th Annuity Due 04/30/2018
11th Annuity Due 04/30/2019
					03/20/11 — Assoc. confirmed payment of 3rd annuity.

TAIWAN DPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19153	97301260 03/05/2008	D128471 05/01/2009	PATENT EXPIRES 0304/2020
3rd Annuity Due 04/30/2011
4th Annuity Due 04/30/2012
5th Annuity Due 04/30/2013
6th Annuity Due 04/30/2014
7th Annuity Due 04/30/2015
8th Annuity Due 04/30/2016
9th Annuity Due 04/30/2017
10th Annuity Due 04/30/2018
11th Annuity Due 04/30/2019
					03/20/11 — Assoc. confirmed instructions.

TAIWAN DPA: SHOE UPPER (D’Lites Style #11422)	20300	98301924 04/29/2009	D135871 07/21/2010		PATENT EXPIRES 04/28/2021 1st Annuity Due 07/20/2011 2nd Annuity Due 07/20/2012 3rd Annuity Due 07/20/2013 11 Annuities Total

TAIWAN DPA: SHOE UPPER (D’Lites Style #11422)	21406	99301340 04/29/2009	Not issued		04/13/11 — Application matured to registration.

SKECHERS U.S.A., INC. II
STATUS REPORT OF FOREIGN PATENTS AND PATENT APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
UNITED KINGDOM (ENGLAND) DPA SHOE UPPER STYLE #2350	12671	2103438 07/24/2001	2103438 10/08/2001		PATENT EXPIRES January 24, 2026 Second Annuity Due: July 24, 2011 Third Annuity Due: July 24, 2016 Fourth Annuity Due July 24, 2021

UNITED KINGDOM DPA SHOE BOTTOM STYLE #2350	12685	2103437 07/24/2001	2103437 10/08/2001		PATENT EXPIRES January 24, 2026 Second Annuity Due: January 24, 2011 Third Annuity Due: January 24, 2016 Fourth Annuity Due January 24, 2021

UNITED KINGDOM DPA SHOE UPPER STYLE #1845 ENERGY 3	13739	3009242 12/06/2002	3009242 02/21/2003		PATENT EXPIRES 12/06/2027 Second Annuity Due 12/06/2012 Third Annuity Due 12/06/2017 Fourth Annuity Due 12/06/2022

UNITED KINGDOM DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13753	3009243 12/06/2002	3009243 02/21/2003		PATENT EXPIRES 12/06/2027 Second Annuity Due 12/06/2012 Third Annuity Due 12/06/2017 Fourth Annuity Due 12/06/2022

VENEZUELA DPA SHOE UPPER STYLE #1845 ENERGY 3	13764	1.675/-02 09/02/2002			06/29/09 — Requested status of application. 10/03/06 — Sent to assoc. a copy of the application. 09/22/06 — Assoc. requests copy of application.

VENEZUELA DPA: SHOE UPPER STYLE #2250	12209	11884 07/25/2000	5.897 07/25/2000		PATENT EXPIRES JULY 25, 2010 * Associate pre-paid all anuities.

VENEZUELA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13767	1.674/-02 09/02/2002			10/03/06 — Sent to assoc. a copy of the application. 09/22/06 — Assoc. requests copy of application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA (CIP) DISPERSED-AIR FOOTPAD (based on parent app. 09/243,074 filed 02/02/1999) Inventor: David K. Legatzke	11929	09/480,065 01/10/2000	6,178,662 01/30/2001		PATENT EXPIRES 02/02/2016 7.5 Year Annuity Due: 07/30/2008 11.5 Year Annuity Due 07/30/2012 •This patent is owned by David K. Legatzke▪ Based on application 09/243,074 filed 02/02/1999.

USPA UTILITY: MOTION SENSITIVE SWITCH (Type II) (non-provisional)	13145	10/288,674 11/05/2002	6,788,201 09/07/2004		PATENT EXPIRES 02/22/2023 First Maintenance Fee Due: 03/07/2008 Second Maintenance Fee Due 03/07/2012 Third Maintenance Fee Due: March 7, 2016

USPA: CLOSURE DEVICE FOR SHOE Inventor: Scotty Kelley	17473	11/532,332 09/15/2006	7,654,012 02/02/2010		PATENT EXPIRES 09/15/2026 1st Fee Due 09/15/2013 2nd Fee Due 09/15/2017 3rd Fee Due 09/15/2021

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA (PROV.): SHOE Inventors: -Savva Teteriatnikov -Kenneth J. Liu -Eckhard Knoepke -Julie Zhu	19901	61122911 12/16/2008	Not patented	04/29/09 — Non-provisional patent application filed with PTO.
Non-Provisional Application Due 12/16/2009
01/05/09 — Received filing receipt. Foreign filing license granted: 12/24/2008.
12/16/08 — Filed assignment with PTO.
12/16/08 — Filed application with PTO.
12/15/08 — Sent revised PPA application and drawings.
12/11/08 — Sent Assignment to SKX for signature by all four inventors.
12/05/08 — Sent first draft application and drawings to SKX.
11/19/08 — Meeting with inventors to discuss patent.

USPA (CONT.): CLOSURE DEVICE FOR SHOE Inventor: Scott Kelley	19977	12/353,204 01/13/2009	Not patented	01/11/10 — The application has been received by the Board of Patent Appeals.
FOREIGN FILING EXPIRES 01/13/2010
12/09/09 — Accelerated exam-transmittal amendment/reply brief.
10/14/09 — Examiner’s Answer.
09/11/09 — Filed Accelerated exam-transmittal amendment/reply supplemental appeal brief. 09/02/09 — Office action.
RESPONSE TO OFFICE ACTION DUE 05/27/2009
06/22/09 — Filed accelerated exam appeal brief with PTO.
06/04/09 — Received advisory action from PTO.
05/13/09 — Filed Amendment with PTO.
05/12/09 — Sent draft argument to Scott Kelley.
05/05/09 — Sent office action to Scott Kelley.
05/04/09 — Final Office Action.
04/14/09 — Received interview summary from PTO.
03/30/09 — Received office action.
03/02/09 — Received Decision on Petition to Make Special.
01/20/09 — Received filing receipt.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE (Shape-Ups) Inventors: Savva Teteriatnikov Eckhard Knoepke Julie Zhu This application is based on PPA 61/122,911 (docket 19901) filed December 16, 2008.	20006	12/432,279 04/29/2009	Not patented		06/17/10 — Notice of Publication. 04/30/09 — Received Notice of Recordation. 04/29/09 — Filed assignment with PTO. 04/29/09 — Filed application with PTO.

USPA: LIGHTED PANEL FOR AN ARTICLE OF FOOTWEAR Inventor: Marc Rosko	20305	12/775,456 05/06/2010	Not Issued		FOREIGN FILING DUE 05/06/2011 05/06/10 — Application filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE (Shape-Ups II) Inventors: Savva Teteriatnikov Eckhard Knoepke Julie Zhu This application is based on PPA 61/122,911 (docket 19901) filed December 16, 2008.	20453	12557276 09/10/2009	7,779,557 08/24/2010		PATENT EXPIRES 09/16/2029 (20 years from the filing date) 1st Maintenance Fee Due 12/16/2014 2nd Maintenance Fee Due 12/16/2018 3rd Maintenance Fee Due 12/16/2022

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE MIDSOLE Inventors: Larry Clark Savva Teteriatnikov Frank Chuang	20603	12/695,584 01/28/2010	Not issued	FOREIGN FILING EXPIRES 01/28/2010
02/19/10 — Filing receipt.
01/29/10 — Notice of Recordation of Assignment.
01/28/10 — Filed assignment with PTO.
01/28/10 — Filed application with PTO.
01/14/10 — Sent application to SKX.
12/18/09 — Received drawings.
11/16/09 — Received TPU mold information.
					11/09/09 — Sent rough draft of application to inventors.

USPA: SHOE (Resistance Runners’ parent) Inventors: Savva Teteriatnikov David Raysse Julie Zhu Eckhard Knoepke This application is a CIP of USPA 12/557,276 (reg. patent no. 7,779,557, docket 20453) filed on Sep. 10, 2009 which claims the benefit of priority based on PPA 61/122,911 (docket 19901) filed Dec. 16, 2008.	20672	12/776,253 05/07/2010	Not issued		FOREIGN FILING EXPIRES 05/07/2011 12/14/10 — Filed preliminary amendment changing density to hardness. 12/09/10 — Application published. 12/3/10 — Supplemental IDS Filed 05/07/10 — Application filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE (Shape-Ups II) Inventors: Savva Teteriatnikov Eckhard Knoepke Julie Zhu This application is a CIP of USPA 12/557,276 (reg. patent no. 7,779,557, docket 20453) filed September 10, 2009 which is based on PPA 61/122,911 (docket 19901) filed December 16, 2008.	21440	12/841,993 07/22/2010	7877897 02/01/2011		PATENT EXPIRES 09/10/2009 1st Maintenance Fee Due 08/01/2014 2nd Maintenance Fee Due 08/01/2017 3rd Maintenance Fee Due 08/01/2022 Foreign Filing Expires 07/22/2011

USPA: SHOE (RESISTANCE RUNNERS) Inventors: Savva Teteriatnikov David Raysse Eckhard Knoepke Julie Zhu This application is a continuation of USPA 12/776,253 (docket 20672) which was filed on May 7, 2010 which is a CIP of USPA 12/557,276 (reg. patent no. 7,779,557, docket 20453) filed on Sep. 10, 2009 which claims the benefit of priority based on PPA 61/122,911 (docket 19901) filed Dec. 16, 2008.	21442	12/834,725 07/12/2010	7886460 02/15/2011		PATENT EXPIRES 09/10/2029 1st Maintenance Fee Due 08/15/2014 2nd Maintenance Fee Due 08/15/2017 3rd Maintenance Fee Due 08/15/2022 FOREIGN FILING EXPIRES 07/12/2011

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO. &	PATENT NO. &
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE (Shape-Ups II) Inventors: Savva Teteriatnikov Eckhard Knoepke Julie Zhu This application is a Continuation of USPA 12/841,993 (docket 21 440) filed on July 22, 2010 which is a CIP of USPA 12/557,276 (reg. patent no. 7,779,557, docket 20453) filed September 10, 2009 which is based on PPA 61/122,911 (docket 19901) filed December 16, 2008.	22086	12/968,256 12/14/2010	Not issued		FOREIGN FILING EXPIRES 12/14/2011 04/15/11 — Paid Issue Fee. 04/11/11 — Notice of Allowance. 12/24/10 — Recordation of Assignment. 12/14/10 — Application and Assignment filed.

USPA: SHOE TONGUE SECURING DEVICE Inventors: David Raysse Kurt Stockbridge Ming Jen Wang Jerome Huang	22089	13/019/232 02/01/2011	Not issued		FOREIGN FILING EXPIRES 02/01/2012 02/01/11 — Application and Assignment filed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31, 2011

	DKT	SERIAL NO.&	PATENT NO.&
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SHOE (Liv Smart) Inventors: Kurt Stockbridge David Raysse Kevin Chen	21444	13/028,984 02/16/2011	Not issued		Foreign Filing Expires 02/16/2012

SPINNING SHOE Inventor: Savva Teteriatnikov	22154	13/042,327 03/07/2011	Not issued		Foreign Filing Expires 03/07/2012

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN UTILITY PATENTS AND APPLICATIONS
As of March 31. 2011

	DKT	SERIAL NO.&	PATENT NO.&
TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SPINNING SHOE (CIP) Continuation-in-part of 13,042,327; Filing date: 03/07/2011 Inventor: Savva Teteriatnikov	22626	13,075,075 03/30/2011	Not issued		Foreign Filing Expires 03/30/2012

SKECHERS U.S.A., INC. II
PCT (Patent Cooperation Treaty) STATUS REPORT
As of March 31, 2011

APPLICATION
	DKT	NO. & INT’L	NATIONAL
COUNTRY AND TITLE	NO.	FILING DATE	PHASE	FIGURE 1	STATUS
PCT: SHOE (SHAPE-UPS) based on PPA # 61/122,911, filing and Priority Date: Dec. 16, 2008, and upon USPA 12/432,279 (Docket 20006)	20310	PCT/US09/ 047550 06/16/2009	EPO-21860	NATIONAL PHASE DEADLINE 06/16/2011
08/18/09 — Received International Search Report.
06/30/09 — Filed response to office action.
06/24/09 — Office Action.
06/16/09 — Filed PCT application with Receiving Office

PCT: SHOE (SHAPE-UPS II) based on PPA # 61/122,911, filing and Priority Date: Dec. 16, 2008, and upon USPA 12/155,276, PAT # 7,779,557 issued 08/24/10 (Docket # 20453) US Pat - Transverse convexity/concavity, but not yet in PCT	20575	PCT/US09/64490 11/14/2009	EPO-21861	NATIONAL PHASE DEADLINE 06/16/2011
01/19/10 — Filing receipt.
01/14/10 — Filed response to office action.
RESPONSE TO OFFICE ACTION DUE 01/23/2010
11/14/09 — Office action.
11/14/09 — Filed PCT application with Receiving Office

SKECHERS U.S.A., INC. II
PCT (Patent Cooperation Treaty) STATUS REPORT
As of March 31, 2011

		APPLICATION
	DKT	NO. & INT’L	NATIONAL
COUNTRY AND TITLE	NO.	FILING DATE	PHASE	FIGURE 1	STATUS
PCT: SHOE (Resistance Runners) based on USPA 12/557,276, filing and Priority Date: Sept. 10, 2009, issued as PAT # 7,779,557, and upon CIP PA 12/776,253 filed 05/07/10 (Docket # 20672)	21497	PCT/US/10/ 39545 06/22/2010	NATIONAL PHASE DEADLINE 03/09/2012
10/29/10 — Reported international search to Jim
10/07/10 — Filed preliminary amendment.
09/01/10 — Receipt of International Search Report
08/26/10 — Filed response to invitation to correct priority claim.
08/18/10 — Filed preliminary amendment.
					06/22/10 — Application filed.

PCT: SHOE MIDSOLE based on USPA 12/695,584, Filing Date Jan. 28, 2010 (Docket #20603)	21701	PCT/US/10/61 642 12/21/2010			NATIONAL PHASE DEADLINE 07/27/2012 12/21/10 — Application filed.

SKECHERS U.S.A., INC. II
PCT (Patent Cooperation Treaty) STATUS REPORT
As of March 31, 2011

		APPLICATION
	DKT	NO. & INT’L
COUNTRY AND TITLE	NO.	FILING DATE	NATIONAL PHASE	FIGURE 1	STATUS
PCT: SHOE (Shape-Ups II) based on USPA 12/841,993, Filing Date July 22, 2010 (Docket #21440)	22558	n/a 03/23/2011			03/23/11 – Application filed

SKECHERS U.S.A., INC. II
EPO National Phase STATUS REPORT
As of March 31, 2011

	DKT	SERIAL NO. &	BASED ON PCT
TITLE	NO.	FILING DATE	APPL. NO.	FIGURE No.	STATUS
EPO: SHOE (SHAPE-UPS) (USPA Docket #20006) (PCT Docket #20310)	21860	09-833-788.5	US/2009/ 047550	11/18/10 — Email to Dr. Bittner requesting copies of the application, as-filed.
11/01/2010 — Email to Dr. Bittner again informing him of updated docket numbers and request that he send report and invoice to our office
10/29/2010 — Email to Dr. Bittner providing him with updated docket numbers and request for his final report and copies of as-filed applications.
10/04/2010 — Email from Dr. Bittner informing the he prepared his final report and invoice and inquiry as to where to send same.
09/16/2010 — Dr. Bittner email informing he filed the application and his report will follow by email.
08/26/2010 — Letter to foreign associate, Dr. Bittner, requesting he file EPO Application.

SKECHERS U.S.A., INC. II
EPO National Phase STATUS REPORT
As of March 31, 2011

	DKT	SERIAL NO. &	BASED ON PCT
TITLE	NO.	FILING DATE	APPL. NO.	FIGURE No.	STATUS
EPO: SHOE (SHAPE-UPS II) (USPA Docket #20453) (PCT Docket #20575) US Pat and PCT-transverse convexity/concavity, but not yet in EPO	21861	09-835-438.4	US/2009/ 064490	11/18/10 — Email to Dr. Bittner requesting copies of the application, as-filed.
11/01/2010 — Email to Dr. Bittner again informing him of updated docket numbers and request that he send report and invoice to our office
10/29/2010 — Email to Dr. Bittner providing him with updated docket numbers and request for his final report and copies of as-filed applications.
10/04/2010 — Email from Dr. Bittner informing the he prepared his final report and invoice and inquiry as to where to send same.
09/16/10 - — Dr. Bittner email informing he filed the application and his report will follow by email.
08/26/2010 — Letter to foreign associate, Dr. Bittner, requesting he file EPO Application. Dr. Bittner email informing he filed the application and his report will follow by email.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Docket	Appln. No.	Cancellation/Opp. No.	Status
SKECHERS U.S.A., INC. II v. GLORIA HARPER	20896	Adverse Mark: SCHEEKERS Adverse Filing No. 77659236 Adverse Filing Date: 01/29/2009	91193613	01/07/2011 — Deadline for Discovery Conference
01/07/2011 — Discovery Opens
02/06/2011 — Initial Disclosures Due
06/06/2011 — Expert Disclosures Due
07/06/2011 — Discovery Closes
08/20/2011 — Plaintiff’s Pretrial Disclosures
10/04/2011 — Plaintiff’s 30-day Trial Period Ends
10/19/2011 — Defendant’s Pretrial Disclosures
12/03/2011 — Defendant’s 30-day Trial Period Ends
12/18/2011 — Plaintiff’s Rebuttal Disclosures
01/17/2012 — Plaintiff’s 15-day Rebuttal Period Ends

03/08/11 — Received signed settlement agreement.
03/03/11 — Harper approves draft settlement agreement.
03/01/11 — Sent reminder to Harper.
02/22/11 — Sent counter draft settlement agreement to Harper.
02/10/11 — Received draft settlement agreement from Harper.
01/27/11 — SKX agrees to proposal.
01/27/11 — Sent letter of applicant to SKX.
12/02/10 — Discovery and Trial Dates.
10/07/10 — Filed Opposer’s Reply to the Response to Opposer’s Motion to Strike.
10/03/10 — Received Response to Motion to Strike from Gloria.
09/02/10 — Plaintiff’s motion to strike.
08/23/10 — Answer to opposition.
07/14/10 — Trial dates reset.
06/24/10 — Answer to opposition (defendant)
05/25/10 — Notice of default.
03/23/10 — Answer due.
02/01/10 — Filed Opposition.
01/04/10 — Filed 90-day extension to file opposition.

ACI v. SKECHERS U.S.A., INC. II	22095	91197396	03/24/11 — Notice granting opposer’s consented motion [proceedings suspended until August 25, 2011].
03/16/11 — Received draft stipulation motion to suspend opposition.
12/22/10 — Answer to Notice of Opposition.
12/21/10 — SKX approves draft response.
12/21/10 — Sent draft response.
12/14/10 — Received email that Paccione wants to fight this one.
11/30/10 — Sent reminder to SKX.
11/15/10 — Received Notice of Opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Argentina	11709	Cherokee, Inc.	S and design 2220059		10/07/02 — Awaiting status of settlement of opposition with adverse party and worldwide co-existence agreement.

Argentina	15474	Ruth Soledad Damian	SKETCHERS 2520252	08/12/04 — Associate confirmed they would file the opposition.
08/09/04 — Skechers authorized filing opposition. Requested associate to file opposition prior to due date of August 10, 2004.
08/06/04 —Sent reminder to Skechers re filing opposition.
					07/30/04 — Received email from associate informing us of mark filed by Ruth Soledad Damian. Informed Skechers of infringing mark and requested permission to file opposition prior to the due date of August 10, 2004.

Argentina	21542	Textil Roclan Sacif	S Design 2946465 September 23, 2009	n/a	01/05/11 — Instructed the assoc. to reject the offer of Texil.
12/29/10- Received proposal from adverse party to restrict the application to ‘hosiery’.
11/23/10 — Instructed assoc. to maintain the opposition.
11/08/10 — Received request for withdrawal of opposition from adverse party.
06/03/10 — Assoc. confirmed filing of opposition.
05/28/10 — Assoc. confirmed instructions.
					05/26/10 — Instructed assoc. to file opposition.

Azerbaijan	20904	Kaya Arsin Celal Zeynal	S SKECHERS 08000551 04/30/2008	n/a	10/18/10 — Assoc. confirmed filing of opposition.
02/17/10 — Instructed assoc. to prepare a Declaration for ANWR to sign.
02/01/10 — Assoc. confirmed receipt of signed POA.
01/25/10 — Sent signed POA to assoc.
01/14/10 — Instructed assoc. to file opposition.
					01/04/10 — Watch Notice.

Brazil	12438	Lima Roupas e Acessorios	SKETCH MEN’S COLLECTION 2820382	Word mark	07/13/06 — Assoc. confirmed the mark SKETCH MENS COLLECTION will be registered because the term SKETCH has no direct relation to the products specified by the applicant.
04/25/06 — Assoc. confirmed the mark SKETCH MENS COLLECTION filed by Lima Roupas will be published in the official gazette.
					02/21/01 — Associate filed assignment of Skechers’ Brazilian trademark registrations to Skechers II along with certified copies of the registrations in support of the opposition.

Brazil	12595	Sivalski Confeccoes Ltda.	S SIVALSKI 823061809	Word mark	07/18/2003 — Opposition was published. Applicant has a 60-day term to file an answer. Once the opposition is answered, a decision will be rendered in 30-36 months (07/18/2006).

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Brazil	21903	Lnm Academia Fit Ltda			03/09/11 — Opposition published (60 day term) 10/04/10 — Opposition filed. 09/03/10 — Instructed assoc. to file opposition.

Bulgaria	12439	Chaled Achmat Sabra Sofia	S SKECHERS and design 038304	11/24/07 — Assoc. confirmed filing of appeal and is now pending in the Supreme Administrative Court.
10/03/07 — Instructed assoc. to file the writ of appeal.
					08/27/03 — Requested Skechers to inform us whether or not they would like to appeal the rejection of Skechers’ opposition.

Chile	15389	Alejandro Ramon Aguad Figueroa	Domain name	SKECHERS.CL	11/29/07 — Assoc. filed a cancellation action for domain name skechers.cl.
10/07/07 — Instructed assoc. to proceed transferring domain name to SKX or cancel the domain name and file our own.
09/27/07 — Assoc. advised that a cancellation must be filed against the adverse party, Mr. Aguad in order to retrieve the domain name.
09/07/07 — Instructed assoc. to retrieve domain name.
					09/06/07 — SKX instructed retrieving the domain name from the squatter, Mr. Figueroa.

Chile	16537	Alejandro Ramon Aguad Figueroa	Domain name	SKECHERS.CL	11/14/05 — Assoc. informed that Skechers II does not own the domain name skechers.cl since it was rejected in 2004 because they did not appear at the arbitration.
10/16/05 — Sent letter to associate requesting they prepare opposition to the domain name.
10/13/05 — Skechers authorized opposing the domain name application.
10/06/05 — Sent watch notice to Skechers requesting whether or not to oppose.
					10/05/05 — Received domain name watch notice from Chile associate.

Chile	16538	Daniela Alejandra Mascaro Contador	Domain name	SKECHERS-USA.CL	08/29/07 — Assoc. confirmed instructions to renew domain name.
08/28/07 — Received instructions from SKX to renew domain name.
08/27/07 — Received reminder to renew domain name from assoc.
12/07/05 — Received copy of application.
11/15/05 — Jim requested us not to file cancellation at this time.
					11/14/05 — Informed Jim we were unable to file an opposition since Skechers does not own the domain name skechers.cl and advised him it’s necessary to file a cancellation of the domain name. Requested authorization to proceed with cancellation.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Chile	16539	Daniela Alejandra Mascaro Contador	Domain name	MICHELLE-K.CL	Assoc. informed the mark is in the name of Skechers. When the domain name opposition is complete, follow up to assign the mark to Skechers II (dkt 16542).
08/28/07 — Received instructions from SKX NOT to renew the domain name..
08/27/07 — Received reminder to renew domain name from assoc.
01/23/06 — Email to associate requesting status.
12/07/05 — Received copy of application.
11/14/05 — Informed Jim we were unable to file an opposition since Skechers does not own the domain name skechers.cl and advised him it’s necessary to file a cancellation of the domain name. Requested authorization to proceed with cancellation.

Chile	16540	Daniela Alejandra Mascaro Contador	Domain name	SKECHERS- COLLECTION.CL	08/29/07 — Assoc. confirmed instructions to renew domain name.
08/28/07 — Received instructions from SKX to renew domain name.
08/27/07 — Received reminder to renew domain name from assoc.
12/07/05 — Received copy of application.
11/15/05 — Jim does not want to institute cancellation proceedings.
11/15/05 — Jim requested us not to file cancellation at this time.
11/14/05 — Informed Jim we were unable to file an opposition since Skechers does not own the domain name skechers.cl and advised him it’s necessary to file a cancellation of the domain name. Requested authorization to proceed with cancellation.

Chile	16541	Daniela Alejandra Mascaro Contador	Domain name	SKECHERS-USA.CL	08/29/07 — Assoc. confirmed instructions to renew domain name.
08/28/07 — Received instructions from SKX to renew domain name.
08/27/07 — Received reminder to renew domain name from assoc.
12/07/05 — Received copy of application.
11/15/05 — Jim requested us not to file cancellation at this time.
11/14/05 — Informed Jim we were unable to file an opposition since Skechers does not own the domain name skechers.cl and advised him it’s necessary to file a cancellation of the domain name. Requested authorization to proceed with cancellation.
10/17/05 — Sent letter to associate requesting they prepare opposition to the domain name.
10/17/05 — Skechers authorized opposing the domain name application.
10/16/05 — Sent watch notice to Skechers requesting whether or not to oppose.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
China	13441	Taite Handbag Factory Chaoyang	SKECHERS 1781232 Filed: 03/26/2001 Wallet, document bag, travel bag, knapsack, shopping bag.	Word mark	Adverse Party Response Due 02/15/2011
01/17/11 — Status update.
12/01/10 — Public notice complete.
APPEAL DEADLINE DUE 12/06/2010
11/25/10 — Assoc. confirmed posting of public notice.
11/17/10 — Assoc. confirmed instructions.
11/17/10 — Instructed assoc. to file bill of appeal.
11/16/10 — Received draft bill of appeal.
ARTICLES OF INCORPORATION, POA, IDENTITY CERTIFICATE DUE 03/03/2010
12/29/09 — Ordered Articles of Incorporation and requested legalization of POA and Identity Certificate for Legal Representatives.
DUE DATE TO FILE AN APPEAL 12/29/2009
12/07/09 — Received summary report of lawsuit as filed.
12/01/09 — Assoc. confirmed instructions to file an appeal.
12/01/09 — Received decision unfavorable to SKX.
12/16/08- The copyright registrations have been affixed with the official seal.
12/15/08 — Chang confirms receipt of the Chinese copyright registrations. Informed Chang to proceed to have the copyright registrations affixed with official seal.
12/11/08 — Original copies of Chinese copyright registrations for “S Shield and Design”, “S Performance and Logo” and “S and Design” to Chang.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
China	17601	Tang Feng	SKETCHERS	Word Mark
					02/22/11 — Assoc. notified the decision should be available in the middle of 2012.
					05/28/10 — Assoc. confirmed filing of supplementary grounds to support the review.
					02/27/10 — Filed bare notice of review to meet deadlines.
					02/14/10 — Instructed assoc. to file appeal.
					01/16/10 — Application is still pending due to a heavy backlog and should receive a decision by the end of 2010.
					REVIEW DUE 03/27/2009
					04/18/09 — Instructed assoc. to focus on the opposition for the time being.
					04/07/09 — Assoc. noted Tang Feng is unwilling to sell his trademark
					SKETCHERS.
					03/18/09 — Received strategy from assoc. to conduct meeting with Tang Feng.
					03/17/09 — Instructed assoc. to settle matter promptly.
					03/16/09 — Sent signed POA to assoc. and requested filing the review of the decision with the TRAB.
					02/03/09 — Received status of negotiations with Tang Feng.
					12/10/08 — Instructed assoc. to settle the matter with a maximum amount of $4,000.
					11/28/08 — Received status update on negotiations with Tang Feng.
					11/11/08 — Sent cease and desist letter to Tang Feng.
					11/03/08 — Received investigation report of Tang Feng from assoc.
					10/05/08 — Assoc. advised it would take another two years for further developments on this opposition.
					09/23/08 — SKX requests status of opposition.
					11/07/06 — Received confirmation copy of summary of opposition.
					10/24/06 — Assoc. confirmed filing of opposition and received summary of opposition.
					08/18/06 — Assoc. confirmed instructions to file an opposition.
					08/17/06 — Requested assoc. to file an opposition against the application of SKETCHERS filed by Tang Feng.
					08/16/06 — SKX authorizes filing an application in Class 9.
					08/16/06 — Advised SKX to file an application for the mark SKECHERS for Class 9 in China.
					08/16/06 — SKX instructs to file opposition against Tang Feng for the mark SKETCHERS in Class 9.

China	19434	Xie Wei	SKECHERS & DEVICE (Class 14) 3211520	12/16/08- The copyright registrations have been affixed with the official seal.
					12/15/08 — Chang confirms receipt of the Chinese copyright registrations. Informed Chang to proceed to have the copyright registrations affixed with

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Filed: 06/14/2002 Watch, time measuring instrument, electronic watch, clock, alarm clock, stopwatch.	official seal.
12/11/08 — Original copies of Chinese copyright registrations for “S Shield and Design”, “S Performance and Logo” and “S and Design” to Chang.
12/8/08 — Chang requested original Chinese copyright registration for “S Shield and Design”
12/5/08 — Chang suggested notarizing the copyright registrations
12/4/08 — Sent Chang copies of copyright registrations for three Skechers works in China.

China	19435	Chen Zhonghong	SKECHERS (Class 14) 3258962 Filed: 07/30/2002 Jewerly charms, ornaments (jewelry), necklace (jewelry), pins (jewelry), earrings, jewelry, rings (jewelry).	04/01/11 — Assoc. confirmed receipt of legalized docs.
03/22/11 — Sent legalized certificate of incorporation, legalized certificate of amendment of certificate of incorporation, legalized power of attorney and legalized identity certificate of legal representative to assoc.
02/21/11 — Assoc. proposed negotiating with the adverse party to purchase the adverse mark.
LEGALIZED POA DUE 02/11/2011
LEGALIZED IDENTITY CERTIFICATE DUE 02/11/2011
01/25/11 — Sent notarized docs. to Parasec.
01/18/11 — Requested draft appeal arguments.
01/18/11 — Sent POA and Identity Cert. to SKX for signature.
01/19/09 — Received translation of Chang’s notice of appeal.
12/24/09 — Chang agreed to file notice of appeal. Deadline for submission of additional arguments is three months from the date appeal is filed.
12/23/08 — Requested Chang to prepare to file for appeal.
12/22/08 —Received unfavorable decision from the China Trademark Office. Deadline to file application for review is January 4, 2009.
12/16/08- The copyright registrations have been affixed with the official seal.
12/15/08 — Chang confirms receipt of the Chinese copyright registrations. Informed Chang to proceed to have the copyright registrations affixed with official seal.
12/11/08 — Original copies of Chinese copyright registrations for “S Shield and Design”, “S Performance and Logo” and “S and Design” to Chang.
12/8/08 — Chang requested original Chinese copyright registration for “S Shield and Design”

China	19444	Ke Lingyao	SKECHERS YU KIT (Class 18) 3216626 Filed:	None.	01/16/11 — Status update.
12/28/10 — Assoc. confirmed status.
Deadline to Submit Evidence 11/15/2010
11/14/10 — Assoc. confirmed filing of evidence.
11/02/10 — Received draft evidence list.
07/19/10 — Assoc. confirmed receipt of the signed POA.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
06/20/2002 Document bag, travel bag, knapsack, wallet, money bag, briefcase, shopping bag with wheels, travel bag.	Deadline to Appeal 07/26/2010
01/05/09 — Received copy of translated rebuttal.
12/16/08- The copyright registrations have been affixed with the official seal.
12/15/08 — Chang confirms receipt of the Chinese copyright registrations. Informed Chang to proceed to have the copyright registrations affixed with official seal.
12/11/08 — Original copies of Chinese copyright registrations for “S Shield and Design”, “S Performance and Logo” and “S and Design” to Chang.
12/08/08 — Chang requested original Chinese copyright registration for “S Shield and Design”
12/05/08 — Chang suggested notarizing the copyright registrations
12/04/08 — Sent Chang copies of copyright registrations for three Skechers works in China.
11/23/08 — Chang began filing for rebuttal.
11/21/08 — Requested Chang to file rebuttal
11/21/08 — China Trademark Review and Adjudication Board has accepted application for review. Deadline for counter statement submission is December 18, 2008.
09/01/08 — Chang confirms that translation of supplemental arguments was a executive summary. Provides reassurance that evidence that Skechers produced over 180 million pairs of shoes in China will be included in the argument and that likelihood of success is greater than 50 percent.
09/24/08 — Received translated supplemental arguments.
09/12/08 — Received supplemental arguments.
08/19/08 — Sent declaration of Larry Clark to Cheng.
08/07/08 — Reviewed, translated and sent materials received on 08/05/08 to Cheng.
(keLingYao) 08/07/08 — Received Ke Ling Yao investigative report from Cheng.
08/05/08 — Received additional brochures, PDF and other materials from Jim.

China	19767	Suen Yeuan Sin	SKECHERS 01323677 12/26/2007	Word mark	06/11/09 — Chang contacted the Macau Register and was informed that a decision would be rendered between July, 2009 and August 2009.
06/09/09 — Requested Fred Yen and Amanda Hung to collaborate with Spring Chang on current matter.
05/31/09 — Chang reports that Skechers is listed a well known mark in Taiwan Intellectual Property Office’s Well Known Mark Directory, suggested that Skechers should initiate a trademark watch in Taiwan.
02/06/09 — Chang spoke to Suen Yeuan Sin. Chang reports that Suen Yeuan Sin mistakenly believes that anyone may register well known mark

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
					in a class that has not been registered by the owner yet. Chang also
					reports that Suen had registered his mark on watches in France, Chanada United States and Japan.
					01/13/09 — Chang agreed to file a supplemental opposition brief with the Taiwan IP Office.
					01/12/09 — Chang received Suen Yeuan Sin’s “counter statement” from the Taiwan IP office. According to Chang’s summary, Suen argues that 1) no relevant retail store carry Skechers brands in his city or neighbor cities, 2) Skechers is primarily makes shoes and bags, not watches.
					01/12/09 — Requested Chang to file supplemental opposition brief.
					11/25/08 — Assoc. confirmed filing of opposition.
					10/31/08 — Assoc. confirmed receipt of signed POA.
					10/21/08 — Sent signed POA to assoc.
					10/21/08 — Received signed POA.
					10/06/08 — Sent POA to SKX for signature.
					10/06/08 — Assoc. confirmed instructions and is gathering evidence.
					09/25/08 — Instructed assoc. to file opposition.
					09/23/08 — Received Watch Notice from SKX.

China	20218	Pan Kun Feng	S 4673981 05/23/2005		04/01/09 — Assoc. confirmed instructions. 03/31/09 — Instructed assoc. to file opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
China	20226	Pun, Lik Ming	5177773 02/27/2006	DEADLINE TO FILE OPPOSITION 06/27/2009
06/03/09 – Received reminder that upcoming deadline for Opposition is June 27, 2009
04/20/09 – Chang confirms Skecher’s desire to not file a trademark application in Class 3 in China. Chang agreed to prepare and to file for opposition against “S Skechers & Design” in Class 003 before June 27, 2009
04/17/09 – Informed Chang not to file trademark application in China in class 003
04/16/09 – Received Chang’s Proprietorship Search report on Pun, Like Ming
04/15/09 – Jim informed Marshall that Skechers did not wish to file an application in class 003
04/10/09 – Chang suggests that Skechers should file an application in class 003
04/09/09 – Requested Chang to conduct a Proprietorship Search and to file an opposition against Pun Lik Ming
04/07/09 — Forwarded notice to Chang, requested Chang to review the notice and to determine, validity of the notice
04/07/09 – Received notice from previously third party about potential infringer Pun Lik Ming

China	20288	Sheng Feng	04/29/09 – Assoc. confirmed submission of cease and desist letter to Sheng Feng.
04/28/09 – Received comprehensive search report of Sheng Feng and received DRAFT cease and desist letter.
04/27/09 – Sent additional evidence to China assoc.
04/23/09 – Assoc. confirmed instructions to conduct an on-site investigation.
04/23/09 – Instructed assoc. to conduct an on-site investigation.
04/23/09 – Received detailed report of Sheng Feng.
04/21/09 – Requested assistance from China assoc.
04/21/09 – Received photos of possible infringement.

China	21805	Wang Li Li	S SKECHERS Application No.: 58433722 Filing Date: 01/15/2007	Supplementary Grounds and Evidence Due 12/13/2010
12/13/10 – Assoc. confirmed filing of opposition.
10/08/10 – Assoc. confirmed receipt of signed POA.
09/13/10 – Assoc. confirmed filing of opposition.
08/26/10 – Instructed assoc. to file an opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
China	22068	Fu Jian Sheng	Application No.: 7276775 Filing date: 03/24/2009	12/22/10 – Sent signed POA to assoc.
12/14/10 – Sent POA to SKX for signature.
12/08/10 – Assoc. confirmed filing of response to office action.
Opposition Deadline 12/06/2010
11/02/10 – Received Watch Notice from SKX.

China	22262	Hang Zhou Jiang Nan Bu Yi Fu Shi You Xian Gong Si	Application No.: 6857234 Filing Date: 07/23/2008	SKETCH	01/23/11 – Sent POA to assoc.
01/09/11 – Instructed assoc. to file the opposition but limit the goods to class 25.
12/23/10 – Assoc. confirmed instructions.
12/23/10 – Instructed assoc. to file an opposition.

China	22269	Chengdu City Huang You Li Business Co., Ltd.	8007332	SHECHER	Supplementary Grounds Due 05/09/2011 02/11/11 – Assoc. confirmed filing of opposition.

China	22277	Hongxing Di Lu Pu Shoes Co., Ltd.	Adverse Mark: S Design Application No.: 7471665 Filing Date: June 15, 2009	Deadline to Submit Additional Documents 06/06/2011
03/14/11 – Received opposition as filed.
01/13/11 – Instructed assoc. to file opposition.
01/05/11 – Received instructions to file opposition.
					01/05/11 – Received potential opposition from CTW.

China	22278	Dongguan City Tiancheng Animation and Comics Co.	Application No.: 7341234 Filing Date: April 21, 2009	TS Design	Deadline to Submit Additional Documents 05/27/2011 02/28/11 – Assoc. filed opposition. She predicts an unfavorable decision due to not finding evidence of bad faith by the adverse party.

China	22332	Xie Youqiang	Adverse Mark: “S. K JIE & Skechers in Chinese/ Si Kai Jie”		01/20/11 – Instructed assoc. to file an opposition.

China	22662	Xie Youqiang	Adverse Mark: S		POA Due
			Design &		03/22/11 – Assoc. confirmed instructions to consolidate oppositions. 03/21/11 – Instructed assoc. to consolidate the oppositions of 22332 and 22662).

Colombia	14524	Hedilson de Jesus Castano	RECHER 02 218.001	Word mark	07/24/2003 – Associate informed the Trademarks Office dismissed the opposition claiming no similarities. Associate filed an appeal. Decision re appeal expected December 2003.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Colombia	22261	John Jairo Betancur Vanegas	Adverse Mark: S (Design) Application No.: 10113967 Filing Date: September 15, 2010	02/01/11 – Assoc. confirmed instructions to file affidavit.
01/26/11 – Received draft Affidavit.
01/03/11 – Assoc. will prepare Affidavit and legalization of evidence.
12/31/10 – Assoc. confirmed receipt.
12/28/10 – Sent evidence to assoc.
12/22/10 – Assoc. confirmed instructions.
12/22/10 – Instructed assoc. to file an opposition.

CTM CTM	12247 19183	Cherokee, Inc. GLMMM	S in oval 1391275 MARK NASONS HALL	10/07/2002 – Awaiting status of settlement of opposition with adverse party and worldwide co-existence agreement.

07/06/09 – Sent SKX’s proposed settlement agreement to assoc.
07/06/09 – Received changes to settlement agreement by SKX.
07/02/09 – Received proposed settlement agreement.
05/05/09 – SKX rejects proposed settlement agreement limitations.
05/05/09 – Notified SKX of proposed settlement agreement by adverse counsel.
04/16/09 – Assoc. notified adverse counsel.
04/14/09 – SKX does not agree to the terms of section 2.2
COOLING-OFF PERIOD EXPIRES 04/05/2009
04/06/09 – Received proposed amended draft Prior Rights Agreements from adverse party.
03/23/09 – Sent amended draft Prior Rights Agreements to assoc.
03/15/09 – Sent draft Prior Rights Agreement to SKX for review.
03/13/09 – Received draft Prior Rights Agreement from assoc.
03/04/09 – Requested status of opposition.
02/11/09 – Instructed assoc. to draft coexistence agreement.
02/11/09 – Received instructions to draft coexistence agreement.
01/31/09 – Informed SKX of settlement proposal.
01/29/09 – Assoc. confirmed receipt of amicable settlement proposal from adverse party.
12/02/08 – Assoc. confirmed the opposition was filed.
12/01/08 – Instructed assoc. to file opposition.
12/01/08 – Assoc. confirmed the application was published for opposition on October 27, 2008.
03/10/08 – Assoc. confirmed instructions to file as soon as the adverse mark is published for opposition.
03/07/08 – Instructed assoc. to file opposition.
02/27/08 – Received instructions to file opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
CTM	20183	Alexander Lehmann	KALI 07570931 01/26/2009	n/a	COOLING-OFF PERIOD EXPIRES 10/16/2011 12/29/09 – Assoc. confirmed filing a joint extension request to October 16, 2011. 11/03/09 – Counter proposal to delete “footwear” from adverse goods.
					10/14/09 – Received proposal from adverse party.
					09/04/09 – Received brief as filed.
					07/15/09 – Assoc. confirmed instructions.
					07/14/09 – Instructed assoc. to file opposition.
					02/24/09 – Assoc. confirmed instructions to monitor the adverse application for publication.
					02/20/09 – Instructed assoc. to file opposition.
					02/09/09 – Received notice to file opposition.
CTM	21526	Z.F. DEI F.LLI	EVO3 008870446	n/a	Response Deadline 11/27/2012
		ZORZETTO GRAZIANO E			10/04/10 – Assoc. confirmed the adverse party deleted its class 9 goods from their EVO-3 application.
		MASSIMO			06/01/10 – Assoc. confirmed filing of opposition.
		S.n.c.			05/11/10 – Received instructions to file opposition.
					05/07/10 – Opposition notice.
CTM	22116	Schecker	n/a	SCHECKER &	03/16/11 – Assoc. confirmed instructions.
		GmbH	November 26, 2010	Design	03/15/11 – Instructed assoc. to file opposition.

Ecuador	14214	Mario Horacio Miranda Flores	SK SKELERS and shield design		06/17/2003 – Adverse party answered opposition on May 7, 2003. Associate filed a writ insisting Skechers’ position.

France	18138	Michel Ludovic Kamgue Lowe	MICHEL K BY STRADEL’S 063470924	n/a	10/08/07 – Assoc. advised the adverse application was allowed registration for classes 14 and 18 but not class 25. 05/28/07 – Assoc. confirmed the opposition was filed.
					04/17/07 – Assoc. confirmed filing of opposition based on SKX’ CTM registration for SKECHERS BY MICHELLE K.
					03/11/07 – Req. assoc. to file opposition.
					03/07/07 – Received Watch Notice from SKX.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
France	19981	Billel Bouziane Amir Bouziane	CALI BRAND 083611794	04/09/10 – Received favorable decision by the Court of Appeals.
03/04/10 – Adverse party was not present at the hearing.
HEARING SET FOR 03/04/2010
02/19/10 – Adverse party filed an appeal.
DEADLINE TO FILE APPEAL 11/26/2009
11/26/09 – Assoc. confirmed filing of appeal.
11/11/09 – SKX instructs to proceed with appeal.
11/10/09 – Received counter-proposal from adverse party.
10/19/09 – Instructed assoc. to seek a co-existence agreement.
09/09/09 – Instructed assoc. to file an appeal. Assoc. confirmed instructions.
09/09/09 – Received instructions to file appeal.
08/27/09 – Received decision unfavorable to SKX.
08/21/09 – Assoc. attended hearing and a decision will be issued by August 26, 2009.
07/31/09 – Assoc. confirmed filing of the observations regarding the provisional decision.
02/26/09 – Assoc. confirmed the opposition was filed.
01/28/09 – Assoc. confirmed instructions to file an opposition.
01/14/09 – Instructed assoc. to file opposition.
01/09/09 – Received Watch Notice.

Germany	19965	Dipl Phys Alexander Lehmann	KALI 302008054569	n/a	10/08/10 – Assoc. confirmed that the goods have been restricted in Lehmann’s applications. The opposition will now be closed.
04/14/10 – Adverse applicant is willing to undertake to restrict the list of goods.
11/03/09 – Counter proposal to delete “footwear” from adverse goods.
10/14/09 – Received proposal from adverse party.
09/04/09 – Received brief as filed.
07/15/09 – Assoc. confirmed instructions.
07/14/09 – Instructed assoc. to file opposition.
02/24/09 – Assoc. confirmed instructions to monitor the adverse application for publication.
01/14/09 – Received brief as filed.
12/29/08 – Instructed assoc. to file opposition.
12/29/08 – Received Watch Notice.

Germany	22066	Dyna Piotr	S BRANDS 302010043132 July 16, 2010	Opposition Deadline 01/17/2011
01/10/11 – Received instructions to file it.
12/22/10 – Sent evidence to assoc.
11/02/10 – Instructed assoc. to file an opposition.
11/01/10 – Received Watch Notice from SKX.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Greece	22275	Evangelia Kritikopoeloe	SHAPE UP 195527		01/20/11 – Instructed assoc. to hold off filing opposition.
		Toe Michail	December 28, 2007

India	17685	Dear Sir	SKECHERS	Word mark	10/30/07 – Assoc. confirmed receipt of signed POA.
		Apparel			10/16/07 – Received and sent signed POA to assoc.
					10/16/07 – Sent POA to SKX for signature.
					10/13/07 – Assoc. confirmed filing of opposition and requested signed POA.
					07/10/07 – Assoc. advised awaiting adverse filing of counterstatement.
					01/12/07 – Received Notice of Opposition as filed by assoc.
					12/15/06 – Assoc. advised an extension was filed to November 28, 2006.
					12/13/06 – Advised assoc. the due date to file the opposition is October 30, 2006.
					12/13/06 – Received copy of notice of opposition filed by assoc. on November 25, 2006.
					09/14/06 – Assoc. confirmed instructions to file opposition.
					09/12/06 – Req. assoc. to file an opposition against the mark SKECHERS in Class 25 filed by Dear Sir Apparel.
					09/12/06 – Received instructions to file an opposition against the mark SKECHERS in Class 25 filed by Dear Sir Apparel in India.

India	18539	Skachers	SKACHERS	Word mark	05/20/08 – Received opposition no. DOM-710180.
		Sports	SPORTS		08/20/07 – Assoc. confirmed filing of opposition.
			FITNESS		08/13/07 – Received draft notice of opposition from assoc.
					07/10/07 – SKX advised the SKECHERS mark was first used in India on or before April 30, 1995 and began using the mark SKECHERS SPORT on or before May 31, 2001.
					06/23/07 – Assoc. advised filing an extension to file a notice of opposition.
					06/18/07 – Instructed assoc. to file opposition.
					06/18/07 – Received Watch Notice from SKX.

India	20702	M/S Sketchers,	SKETCHERS		01/30/10 – Opposition filing receipt. 12/15/09 – Instructed assoc. to file opposition.
		Tamil Nadu			11/16/09 – Instructed assoc. to proceed with investigation.
					10/30/09 – Watch Notice.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
India	21445	M S Raju Brothers	SKETCHERS No. 1447569		03/15/11 – Assoc. confirmed instructions to conduct the survey to determine if Raju Brothers stopped using the SKETCHERS mark.
			04/28/2006		01/04/11 – Instructed assoc. to send letter of undertaking to adverse counsel.
					12/23/10 – Received withdrawal letters.
					10/20/10 – Assoc. confirmed re-sending cease and desist letter by dispatch.
					08/27/10 – Assoc. confirmed submission of cease and desist letter to adverse party.
					05/21/10 – Assoc. confirmed filing of opposition.
					05/16/10 – SKX approves draft opposition.
					05/13/10 – Draft Notice of Opposition.
					04/27/10 – Instructed assoc. to file opposition.
					04/26/10 – Watch Notice.

India	21572	Pakiza Fashion	SKETCH 1649050		06/10/10 – Opposition filed. 06/03/10 – Received draft notice of opposition.
		Pvt. Ltd	02/01/2008		04/26/10 – Received instructions to file opposition.

ISRAEL	19009	Karizma Imports
		and Exports
		LTD

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Israel	20290	Karizma Eitan and Meir Import and Marketing Ltd.	167510 10/21/2003 Class 25 – Clothing, footwear, head gear; all included in class 25.	12/03/10 – Instructed assoc. to transfer the $10,000 to Karizma’s liquidator.
11/03/10 – Received extracts from the Israel Trademark Office showing the recordation of assignment of trademarks from Karizma to Skechers.
09/02/10 – Assoc. confirmed receipt of signed Deed of Assignment and filed with the Israel Registrar.
02/03/10 – Instructed assoc. to ask the Registrar to cancel adverse marks.
01/31/10 – Adverse party did not file a counterstatement.
COUNTER STATEMENT DUE 11/10/2009
12/01/09 – Received proposal from liquidator.
11/04/09 – SKX approves draft counter-statement.
10/27/09 – Received partial extension for submitting counter-statement to November 11, 2009.
10/14/09 – Application for removal of adverse application filed.
10/05/09 – Instructed assoc. to file the cancellation.
10/01/09 – Received the “application for the removal of the registrations from the register” from assoc.
08/09/09 – Received draft agreement.
06/17/09 – Instructed assoc. to draft settlement agreement.
06/17/09 – Assoc. confirmed telephone meeting with adverse counsel.
06/08/09 – SKX wants to settle.
05/17/09 – Assoc. confirmed instructions.
05/12/09 – Instructed assoc. to file counter-statement as proposed.
05/11/09 – Opposition filed against Skechers’ mark S Design (Performance S with Borders).

Italy	16099	Sketcch di Giuseppi di Palo	SKETCH RM000969 03/24/05	Word mark	12/19/05 – Email F/U with Italy associate to confirm wire transfer and attend to filing the petition for withdrawal to complete the settlement.
12/12/05 – Sent signed settlement agreement to associate for opposing counsel.
12/12/05 – Received signed settlement agreement from JScotti.
12/02/05 – Assoc. would like to file the petition for withdrawal using POA received from opposing counsel.
11/30/05 – Informed assoc. of the wire transfer.
11/30/05 – Jim informed UK office to complete payment.
11/30/05 – T/C with Jim re payment. He will have it wired from U.K. office.
11/28/05 – Sent Phil both original and counterpart copy of settlement agreement and asked him to pay fee of Euro 350 (payment is due in 30 days on December 23, 2005).

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Italy	22689	GBG STUDIO DI GIORGIO SANTARNE CCHI			03/23/11 – Received Watch Notice from SKX.

Japan	12108	Kurary Kurashiki	STRETCHER 11017549	Word mark	07/31/00 – Associate submitted evidence in support of Skechers’ opposition.

Japan	12336	Cherokee, Inc.	S in oval 11067768		10/07/02 – Awaiting status of settlement of opposition with adverse party and worldwide co-existence agreement.

Japan	18596	K K Jun	SKETCH 05098023	SKETCH	10/09/08 – Assoc. confirmed that a cancellation is not allowed in Japan. 10/05/08 – Requested strength of case if cancellation was filed by SKX.
					09/29/08 – Received instructions to inquire re strength of case if SKX decides to file a cancellation proceeding.
					07/30/08 – T/C with Jim re invalidity proceeding.
					06/09/08 – Assoc. recommends filing an invalidity proceeding
					05/30/08 – T/C with SKX to not file an invalidity proceeding.
					05/29/08 – SKX instructs filing an invalidity proceeding.
					05/29/08 – Sent decision to SKX.
					05/27/08 – Received adverse decision from assoc.
					09/25/07 – Assoc. confirmed filing an opposition against adverse mark claiming the fame of SKX in Japan.
					08/18/07 – Assoc. confirmed receipt of signed POA, etc.
					08/18/07 – Sent advertising costs to assoc.
					08/17/07 – Received advertising costs from SKX.
					08/14/07 – Sent to assoc. the signed POA, SKX’s gross shipped figures and advertisements.
					08/14/07 – Received SKX’S marketing budget and strategy summary.
					07/31/07 – Received sales reports in Japan from SKX.
					07/24/07 – Instructed Japan associate to file opposition.
					07/23/07 – Received instructions to file opposition.

Jordan	22055	Al-Okhtan Clothing Co. (“Al-Okhtan”)	SKETCH and Design 111814		12/09/10 – Assoc. confirmed submission of legalized POA. 12/06/10 – Assoc. confirmed receipt. 11/30/10 – Sent legalized POA to assoc.
			March 21, 2010		OPPOSITION DEADLINE 11/22/2010 11/04/10 – Sent POA to SKX for signature.
					10/28/10 – Instructed assoc. to file opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Korea	11150	Keum Hwa Sport Co., Ltd.	S and design 9758385		12/02/1999 – Adverse party filed an appeal against the decision in Skechers’ favor.

Korea	17810	Kim Jin Soo	MN MARK NASON	Word Mark	06/19/07 – Assoc. confirmed filing a response to the provisional refusal.
					06/19/07 – Req. assoc. to withdraw the deferment status.
					06/17/07 – Assoc. advised the adverse party failed to appeal the final rejection.
					05/10/07 – Assoc. advised the adverse mark was rejected based on our response.
					04/09/07 – Advised SKX of office action.
					04/09/07 – Received office action.
					12/06/06 – Assoc. confirmed filing the brief with the KIPO.
					11/03/06 – Sent to assoc. the POA signed by David, schedule of U.S. sales of Mark Nason shoes, excerpts from Footwear News and promotional materials.
					11/01/06 – Due date to file opposition.
					11/01/06 – Received signed POA from SKX.
					10/30/06 – Sent copies of registrations of the mark MARK NASON to assoc.
					10/27/06 – Received domestic retail and wholesale numbers for sales of Mark Nason shoes.
					10/26/06 – Req. SKX to send additional evidence to help opposition.
					10/26/06 – Sent additional evidence including shoe box, cloth container for shoe and tissue.
					10/25/06 – Assoc. confirmed filing of opposition petition.

KOREA	20724	Kwang Hyun Kim	SKETCH		08/25/10 – Received favorable decision. Adverse party has 30 days to appeal.
					12/24/09 – Assoc. confirmed filing of opposition.
					12/01/09 – Assoc. confirmed instructions.
					11/30/09 – Instructed assoc. to file opposition.
					11/23/09 – Watch Notice.

Korea	21881	L U T CO LTD	STRETCHER		01/26/11 – Assoc. confirmed filing of arguments.
					01/25/11 – Instructed assoc. to file arguments.
					01/03/11 – Requested draft arguments.
					12/29/10 – Received response from adverse party.
					11/01/10 – Filed detailed and revised grounds of opposition.
					10/05/10 – Assoc. confirmed filing of opposition.
					09/17/10 – Sent evidence to assoc.
					08/26/10 – Instructed assoc. to file opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Korea	21882	L U T CO LTD	STRETCHER and Design		01/26/11 – Assoc. confirmed filing of arguments. 01/25/11 – Instructed assoc. to file arguments.
					01/03/11 – Requested draft arguments.
					12/29/10 – Received response from adverse party.
					11/01/10 – Filed detailed and revised grounds of opposition.
					10/05/10 – Assoc. confirmed filing of opposition.
					09/17/10 – Sent evidence to assoc.
					08/26/10 – Instructed assoc. to file opposition.

Malaysia	20549	Chin Chee Kin	MARK NASON	n/a	DEADLINE TO RESPOND TO STAT. DECL. 12/02/2010
			07009349		11/26/10 – Assoc. confirmed filing of statutory declaration.
			05/22/2007		10/27/10 – Sent draft statutory declaration to SKX.
					09/17/10 – Received Stat. Decl. from opposing party.
					05/20/10 – Assoc. confirmed submission of Stat. Decl.
					10/07/09 – Received draft notice of opposition.
					09/30/09 – Sent evidence of sale and advertisements to assoc.
					09/21/09 – Assoc. confirmed instructions.
					09/21/09 – Instructed assoc. to file application.

Mexico	08915	Ignacio Marquez Lopez	SPORT-UTILITY S SQUICHERS and design 485281		04/28/03 – Nullity action to expire on April 29, 2003

Mexico	17592	Cesar Torres	MICHELLE.DK	WORD MARK	08/23/06 – Assoc. confirmed instructions to file application.
		Torres			08/23/06 – Advised assoc. SKX has not shipped or sold any products in Mexico with the MICHELLE K mark.
					08/21/06 – Advised SKX it is necessary that the Mexico authorities cite the prior application as anticipation for an action to be asserted.
					08/18/06 – Assoc. confirmed instructions to file opposition but requires first use date and legalized copies of registrations.
					08/16/06 – Requested assoc. to file opposition.
					08/16/06 – SKX agrees to file trademark application.
					08/15/06 – Advised SKX to file a trademark application to register the mark MICHELLE K in Mexico.
					08/15/06 – SKX requested we file an opposition to registration no 928153 for the mark MICHELLE.DK by Cesar Torres Torres.

Mexico	20612	Grupo Sanborns	Reg. No. 1086414 Filing Date: 02/04/2009		03/16/10 – Handled by litigation department. 10/21/09 – Requested advice from assoc. 10/21/09 – Watch Notice from SKX.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Mozambique	17836	Sidat Sport, LDA	SKECHERS (Class 25)	WORD MARK	01/20/11 — Requested status of opposition. 04/26/08 — Requested status of opposition.
					03/17/08 — Advised SKX of assoc.’s proposal.
					03/11/08 — Received inquiry from assoc. whether SKX would team up with Lacoste and Timberland to strengthen case.
					11/29/07 — Received case number from assoc.
					11/01/07 — Received filings of opposition from assoc.
					10/17/07 — Assoc. confirmed preparing appeals.
					10/08/07 — Instructed assoc. to file appeals.
					10/03/07 — Received instructions to file appeals from SKX.
					10/03/07 — Advised SKX to file appeal.
					07/08/07 — Assoc. advised the notice of withdrawal has not yet been published in the Trademark Bulletin.
					12/17/06 — Received oppositions as filed in PTO in Portuguese.
					12/11/06 — Received opposition filing receipt from assoc.

Mozambique	17837	Sidat Sport, LDA	SKECHERS (Class 41)	WORD MARK	01/20/11 — Requested status of opposition. 04/26/08 — Requested status of opposition.
					03/17/08 — Advised SKX of assoc.’s proposal.
					03/11/08 — Received inquiry from assoc. whether SKX would team up with Lacoste and Timberland to strengthen case.
					11/01/07 — Received filings of opposition from assoc.
					10/17/07 — Assoc. confirmed preparing appeals.
					07/08/07 — Assoc. advised the notice of withdrawal has not yet been published in the Trademark Bulletin.
					12/17/06 — Received oppositions as filed in PTO in Portuguese.
					12/11/06 — Received opposition filing receipt from assoc.

Paraguay	08127	R.A. Costas Antola	SKETCHERS 94005059	Word mark	09/17/03 — Paraguay PTO to void appeal filed by adverse party.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Philippines	17586	James Ong	SKETCHERS STYLIZED	Word Mark	04/16/08 — Received Execution of Decision from assoc. 02/16/08 — Received decision from assoc.
					12/10/07 — Assoc. confirmed receipt of check.
					12/06/07 — Sent check to assoc.
					12/06/07 — Received check from SKX.
					12/01/07 — Sent reminder to SKX.
					11/28/07 — Check due by December 14, 2007.
					11/24/07 — Instructed SKX to make check payable to James Ong and Manuel Domingo A. Cordova.
					10/26/07 — Advised assoc. to include adverse party’s name in the settlement agreement.
					10/24/07 — Assoc. confirms instructions to file continuance.
					10/24/07 — SKX agrees.
					10/24/07 — Advised SKX to request a continuance of the hearing to complete settlement.
					10/22/07 — Received reminder from assoc.
					10/09/07 — Sent settlement agreement to SKX for signature along with $3,000 check to respondent-applicant.
					09/21/07 — Adverse counsel agrees to the $3,000 settlement.
					09/11/07 — Instructed assoc. to settle the matter for $3,000 and to discontinue use of the mark.
					08/01/07 — Assoc. advised that the adverse party has proposed selling the mark for approximately $6,600.
Spain	10852	Sobersil Sport, S.L.	S and shield design		06/16/1999 — Adverse party filed an appeal to the rejection of their mark. No current news re status of appeal.

Switzerland	18251	Strom Chronos AG	S	08/07/07 — Assoc. advised that the adverse party disagreed to delete Class 25 goods from his registration.
07/26/07 — Instructed assoc. to not file the opposition.
05/21/07 — Req. SKX to advise if the mark was used in Switzerland recently.
					05/16/07 — Instructed assoc. to file opposition.
					05/15/07 — Received instructions to file opposition.

SYRIA	18915	Abdel Razak			n/a

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Turkey	19832	Ramazan Sahinoglu	SNECHERS 08005677 02/01/2008	n/a	03/21/09 — Assoc. confirmed the refusal was accepted by the Turkey Trademark Office. The adverse party has 2 months to file an appeal.
					12/24/08 — Assoc. confirmed filing of opposition.
					10/22/08 — Assoc. confirmed instructions.
					10/21/08 — Instructed assoc. to file application.
					10/20/08 — Received Watch Notice.

Turkey	19961	Nermin Ceyhan	SHEKERS 8029730	n/a	07/08/09 — Assoc. confirmed the adverse application was rejected and has the opportunity to appeal by 08/28/2009.
					DEADLINE TO FILE OPPOSITION 02/12/2009
					01/19/09 — Assoc. confirmed filing of opposition.
					12/25/08 — Assoc. confirmed instructions.
					12/15/08 — Instructed assoc. to file opposition.
					12/22/08 — Received instructions to file opposition.

Turkey	22264	Merkez Saatcilik	Adverse Mark:	Word mark	03/28/11 — Assoc. confirmed filing of opposition.
		Ticaret Limited	SKECHERS		03/09/11 — Assoc. confirmed instructions to file opposition.
		Sirketi	Application No.:		03/07/11 — Received draft English translation.
			2010/28530		12/29/10 — Assoc. confirmed instructions.
			Filing Date: April		12/27/10 — Instructed assoc. to file an opposition.
			30, 2010

United Kingdom	17938	The Peacock Group	S GEAR	Word mark	01/09/07 — Advised assoc. that SKX uses the mark on footwear and apparel and retail sales of footwear and apparel.
					01/08/07 — SKX advised the mark is used on footwear and apparel and retail sales of footwear and apparel.
					01/05/07 — Advised SKX of terms of opposition.
					01/05/07 — Assoc. advised they instructed the adverse party to withdraw the applications for Class 25 and 35 (not Class 14).
					12/20/06 — Assoc. advised there are three oppositions for each class.
					12/11/06 — Instructed assoc. to file opposition.
					12/08/06 — Received instructions from SKX to oppose three applications filed by The Peacock Group.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	09575	Francisco di Benedetto	SKECHERS (43) 96-004225	Word mark	11/24/08 — Requested Molero to make further updates. Requested Molero to provide any material pertaining to Skechers oppositions against
					Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.
					11/14/09 — Updated Jim on current situation: Current opposition is being detained because it has also been opposed by a third party who filled an opposition against the opposed before the filling date of the detained Skechers opposition. The Skechers opposition will remain detained until the prior filed opposition by third party has been resolved. However, Skechers also has a pending opposition against the third party. The trademark office will begin reviewing currently detained Skechers opposition once the Skechers pending opposition against the third party has been resolved.
					11/04/08 — Received schedule of all oppositions in Venezuela. Opposed applicant is Francisco Di Benedetto. Currently Benedetto’s application is being dtained by another trademark. Molero reports that all cases which go through the Venezuela Trademark Office experience extreme delays and therefore cannot provide an estimate on when decision will be reached.
					10/31/08 — Requested Molero to provide names of applicants who filed conflicting prior existing trademarks, dates of filings, and any relevant information which pertains to each prior existing trademark. 06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	09576	Francisco di Benedetto	SKECHERS (25) 96-004224	Word mark	11/24/08 — Requested Molero to make further updates. Requested Molero to provide any material pertaining to Skechers oppositions against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.
					11/14/09 — Updated Jim on current situation: Current opposition is being detained because it has also been opposed by a third party who filled an opposition against the opposed before the filling date of the detained Skechers opposition. The Skechers opposition will remain detained until the prior filed opposition by third party has been resolved. However, Skechers also has a pending opposition against the third party. The trademark office will begin reviewing currently detained Skechers opposition once the Skechers pending opposition against the third party has been resolved.
					11/04/08 — Received schedule of all oppositions in Venezuela. Opposed applicant is Francisco Di Benedetto. Currently Benedetto’s application is being dtained by another trademark. Molero reports that all cases which go through the Venezuela Trademark Office experience extreme delays and therefore cannot provide an estimate on when decision will be reached.
					10/31/08 — Requested Molero to provide names of applicants who filed conflicting prior existing trademarks, dates of filings, and any relevant information which pertains to each prior existing trademark.
					06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	10583	Ships C.A.	S SQUICHERS in design 6.102-97		11/24/08 — Requested Molero to make further updates. Requested Molero to provide any material pertaining to Skechers oppositions against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.
					11/14/09 — Updated Jim on current situation: Current opposition is being detained because it has also been opposed by a third party who filled an opposition against the opposed before the filling date of the detained Skechers opposition. The Skechers opposition will remain detained until the prior filed opposition by third party has been resolved. However, Skechers also has a pending opposition against the third party. The trademark office will begin reviewing currently detained Skechers opposition once the Skechers pending opposition against the third party has been resolved.
					11/04/08 — Received schedule of all oppositions in Venezuela. Opposed applicant is Squichers by Ships. Currently, the application is also being opposed by Kickers International S.A. Neither opposition has been resolved. Application was dismissed in 2001, but reconsideration petition was filed and is currently pending for decision. Molero reports that all cases which go through the Venezuela Trademark Office experience extreme delays and therefore cannot provide an estimate on when decision will be reached.
					10/31/08 — Requested Molero to provide names of applicants who filed conflicting prior existing trademarks, dates of filings, and any relevant information which pertains to each prior existing trademark.
					06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	10678	Rogelio Jacome Cordozo	SKECHERS 12.799-97	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed September 11, 2000.

Venezuela	10775	Marcos Meneses Caracas	S and design 14.929-97		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	10846	Calzado Leslyee Sport	SKECHERS S and design 19.055-97		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	10853	Rogelio Cardozo Jacome	SKECHERS S 97018425	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					06/14/01 — Associate informed the opposition was granted; however we have not yet received confirmation from associate.
Venezuela	10860	Rogelio Cardozo Jacome	S design 18.425-97		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	10919	Squichers de Venezuela SRL	SQUICHERS DE VENEZUELA S.R.L. 97-022657	Word mark	11/24/08 — Requested Molero to make further updates. Requested Molero to provide any material pertaining to Skechers oppositions against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.
					11/14/09 — Updated Jim on current situation: Current opposition is being detained because it has also been opposed by a third party who filled an opposition against the opposed before the filling date of the detained Skechers opposition. The Skechers opposition will remain detained until the prior filed opposition by third party has been resolved. However, Skechers also has a pending opposition against the third party. The trademark office will begin reviewing currently detained Skechers opposition once the Skechers pending opposition against the third party has been resolved.
					11/04/08 — Received schedule of all oppositions in Venezuela. Molero reports that all cases which go through the Venezuela Trademark Office experience extreme delays and therefore cannot provide an estimate on when decision will be reached.
					10/31/08 — Requested Molero to provide names of applicants who filed conflicting prior existing trademarks, dates of filings, and any relevant information which pertains to each prior existing trademark.
					06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					09/28/01 — Associate filed an appeal on our behalf.

Venezuela	10920	Squichers de Venezuela SRL	S and design 23.135-97		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	11092	Jose Pablo Gotz	STRETCH 4.444-98	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	11181	Tenerias Unidas Caracas	SKECHERS 7.720-89	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/01 — Awaiting decision from PTO.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	11282	Francisco Hernandez	SKECHERS (28) 12.040-98		11/24/08 — Requested Molero to make further updates. Requested Molero to provide any material pertaining to Skechers oppositions against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.
					11/14/09 — Updated Jim on current situation: Current opposition is being detained because it has also been opposed by a third party who filled an opposition against the opposed before the filling date of the detained Skechers opposition. The Skechers opposition will remain detained until the prior filed opposition by third party has been resolved. However, Skechers also has a pending opposition against the third party. The trademark office will begin reviewing currently detained Skechers opposition once the Skechers pending opposition against the third party has been resolved.
					11/04/08 — Received schedule of all oppositions in Venezuela. Opposed applicant is Francisco Luis De La Cruz Pardo Herandez. Currently the application is also being opposed by Squichers De Venezuela. Applicant has not replied to oppositions filed. Molero reports that all cases which go through the Venezuela Trademark Office experience extreme delays and therefore cannot provide an estimate on when decision will be reached. 10/31/08 — Requested Molero to provide names of applicants who filed conflicting prior existing trademarks, dates of filings, and any relevant information which pertains to each prior existing trademark.
					06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	11283	Francisco Hernandez	S and design (25) 12.041-98		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	11284	Francisco Hernandez	S design (28) 12.042-98		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	11741	Elias Afif Rahal	STRETCH and design 7.387-99		06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions. 02/28/2001 — Awaiting decision from PTO to brief filed August 28, 2000.

Venezuela	12133	A. Garcia	SQUECHERS 22.047-99	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					02/28/01 — Awaiting response to brief filed September 11, 2000.

Venezuela	12594	Distribuidora Yulicar	SPETCHERS 00015667	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					08/02/04 — Requested assoc. to advise us of status of the opposition.
					12/04/2002 — Awaiting decision (at least one year).

Venezuela	12810	David Ospina	SKECHERS 21.455-00	Word mark	06/09/05 — Requested Nebreda to advise us if it is possible for her firm (Hoet) to take over prosecution of the oppositions.
					11/23/2001 — Associate informed the opposition was published. The adverse party has 30 days to respond. Once the response is filed, it will be approximately 24 months for the PTO to make a decision (11/23/2003).

Venezuela	15645	Pedro Cesar Estevez Perez	S Skechers Footwear 04-010757		Opposition filed on 08/NOV/2004 and applicant did not file a response thereto. Pending decision by the Trademark Office.

Venezuela	17011	Salvatore Volpe	MARK NASON 05-005360		09/25/06 — Assoc. confirmed no opposition was filed per MAL email of January 16, 2006 and the due date to file an opposition expired.
					01/16/06 — Email to SKX confirming to hold off doing anything for now.
					01/16/06 — T/C with Jim re no sales of MARK NASON in Venezuela.
					01/16/06 — Email from SKX instructing to hold off doing anything for now.
					01/16/06 — Response to SKX re negotiations with Volpe in early 2005.
					01/16/06 — SKX requested we file an opposition.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	17463	Inversiones Dillar’s, C.A.	MICHELL K 04485-2006	Word mark	01/22/07 — Assoc. advised the opposition was published in the trademark bulletin.
					09/25/06 — Received status of all Venezuela oppositions by SKX.
					07/28/06 — Assoc. confirmed filing opposition.
					07/12/06 — Assoc. confirmed instructions to file opposition.
					07/11/06 — Requested assoc. to file an opposition against Inversiones Dilllar’s.
					07/06/06 — SKX confirmed instructions to file opposition against
					Inversiones Dillar’s, C.A.
					07/05/06 — Informed SKX re a possible opposition.
					06/29/06 — Received Watch Notice from associate regarding a possible
					opposition of the mark MICHELL K filed by Inversiones Dillar’s, C.A.

Venezuela	20011	CORPORACIO	SKECHERS		1/23/09 — Molero sent materials which pertains to current opposition
		N REMMORE,	15030-1994		which contain a copy of documents filed in Spanish.
		C.A.			11/24/08 — Requested Molero to make further updates. Requested
					Molero to provide any material which pertains to Skechers oppositions
					against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y
					M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.

Venezuela	20012	AYUSH	SKECHERS		1/23/09 — Molero sent materials which pertains to current opposition
		BENZAQUEN	2174-1995		which contain a copy of documents filed in Spanish.
					11/24/08 — Requested Molero to make further updates. Requested
					Molero to provide any material which pertains to Skechers oppositions
					against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y
					M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.

Venezuela	20013	INDUSTRIAS A.	SKICHERS		1/23/09 — Molero sent materials which pertains to current opposition
		y M., C.A.	17492-2001		which contain a copy of documents filed in Spanish.
					11/24/08 — Requested Molero to make further updates. Requested
					Molero to provide any material which pertains to Skechers oppositions
					against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y
					M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.

Venezuela	20014	CARLOS	SKECHERS		1/23/09 — Molero sent materials which pertains to current opposition
		CASTRO	COLLECTION		which contain a copy of documents filed in Spanish.
		LOPEZ	1640-2002		11/24/08 — Requested Molero to make further updates. Requested
					Molero to provide any material which pertains to Skechers oppositions
					against Corporacion Remmore, C.A., Ayush Benzaquen, Industrias A. y
					M., C.A, Carlos Castro Lopez, and Eduardo Diego Scaglione Lopez.

Worldwide Opposition/Cancellation Status Report
As of March 31, 2011

			Adverse Mark
Country	Dkt.	Adverse Party	Appln. No.	Design of Mark	Recent Status
Venezuela	20015	EDUARDO DIEGO SCAGLIONE LOPEZ	SKEECH 14066-2002		Opposition filed on 21/AUG/2003 and the applicant did not file a response thereto. Pending decision by the Trademark Office.

SKECHERS U.S.A., INC. II
Litigation STATUS REPORT
As of March 31, 2011

Docket	Case	Status
18044	Asics Corporation v. SKX	Complaint Filed — 1/26/07
Complaint Served — 3/12/07
Motion for a Preliminary Injunction Filed by PLF — 3/14/07
Opposition to Preliminary Injunction Filed by DFs SKX and Brown — 4/2/07
Reply to Opposition Due — 4/16/07
Hearing for Motion Scheduled — 4/23/07
Last Day for Conference of Counsel Prior to Filing Motion — 4/24/07
Order Denying PI Motion — 4/26/07
Answers or Motions Due — 4/30/07
Deadline for Parties to Meet under FRCivP 26(f) — 4/30/07
Discovery served (RFP’s, Rogs, RPD’s, Depo Notices) — 5/3/07
Joint Report Under 26(f) Due — 5/14/07
Scheduling Conference — 5/21/07
Tentative Discovery Deposition Dates:
Onitsuka — 6/26/07
Wada — 7/10/2007
Asics Japan — 7/24/07
Bourne — 7/31/07
Hoff — 8/7/07
Zall — 8/14/07
Gohashi — 8/21/07
Notice of Dismissal — Case Dismissed 11/26/07

18110	Skechers U.S.A., Inc. and Skechers U.S.A.,	Notice of Dismissal — Case Dismissed 3/29/07
Inc. II v. Asics Corporation and Asics
America Corporation

SKECHERS U.S.A., INC. II
Litigation STATUS REPORT
As of March 31, 2011

Docket	Case	Status
18836	Skechers U.S.A., Inc. v. E.S. Originals and	Complaint Filed — 11/5/07
	Target Corporation	Complaint has not yet been served, last day to serve 3/4/08
Complaint Served — January 31, 2008
Stipulation to Extend Time to Answer — March 7, 2008
Amended Complaint Filed — March 6, 2008
Deadline to Respond to Amended Complaint — March 26, 2008
Phil instructed to hold off pending settlement negotiations. — July 1, 2008.
Deadline for Seaway to Respond to 2nd Amended Complaint — July 11, 2008
Deadline for ESO and Target to respond to discovery — July 11, 2008
International Seaway Dismissed — 9/3/08
Phil Instructions to not do anything.
All dates off of calendar!
Status conference — 2/2/09 to put back dates
Notification from Jim on 3/4/09 that the case has been settled

18855	Skechers U.S.A., Inc. v. Renaissance Shoe	Complaint Filed — 11/8/07
	Corporation	Served — 11/9/07
First Stipulation of Extension of Time to Answer — 11/29/07
Deadline to Answer — 12/31/07
Notice of Dismissal — Case Dismissed April 11, 2008

18979	Skechers U.S.A., Inc. v. Rack Room Shoes,	Not filed
Inc.

19260	International Seaway Trading Corporation v.	Complaint filed and Answered
	Skechers U.S.A., Inc. and Skechers U.S.A.,	Awaiting Judge Adam’s Order regarding Motion to Dismiss or Transfer.
	Inc.II	Notice of Dismissal — Case Dismissed — 9/4/08

SKECHERS U.S.A., INC. II
Litigation STATUS REPORT
As of March 31, 2011

Docket	Case	Status
19334	Skechers U.S.A., Inc. and Skechers U.S.A.,Inc. II v. Aetrex	Complaint filed — 6/11/08 Complaint served — 10/08/08
Stipulation Extending Time to Answer — 10/25/08
Answer Filed — 11/21/08
Early Meeting of Counsel — 1/6/09 (Rule 26(f) report distributed due 1/20/09)
Scheduling Conference — 2/2/09 at 11am
Scheduling Conference — 4/6/09
Initial Disclosures Exchanged — 4/6/09
Settlement Completion Cut-Off — 7/109
Request for leave to amend pleadings or add parties — 7/2/09
Dates Taken off of Calendar on 5/20/09
Settled Per E-mail from Jim of 7/1/09
Status Conf re: Settlement — 7/24/09 at 11:30am
~~Factual Discovery Cut-Off — 10/1/09~~
~~Exchange of Expert Reports Cut-Off — 11/2/09~~
~~Exchange of Rebuttal Reports Cut-Off — 12/7/09~~
~~Expert Discovery Cut-Off — 1/8/10~~
~~Last Day to File Motions — 2/22/10~~
~~Pretrial Conference/Hearing on Motion in Limine — 3/8/10~~
~~Jury Trial — 3/23/10~~
Action removed from the active list of cases — 7/23/09 (Case Terminated)
Settlement Papers and First Check Sent to SKX — 7/27/09
Stipulated Dismissal Filed — 7/31/09 (without prejudice becomes with prejudice on 1/29/10 if the terms are not complied with)

19415	Skechers U.S.A., Inc. and Skechers U.S.A.,	Not filed
Inc. II v. Collective Brands

SKECHERS U.S.A., INC. II
Litigation STATUS REPORT
As of March 31, 2011

Docket	Case	Status
22567	Skechers U.S.A., Inc. and Skechers U.S.A.,	Complaint filed — 03/04/11
	Inc. II.	Complaint served on — Sears Holdings Corporation on 03/22/11
	v.	Sears Holdings Management Corporation on 03/18/11
	Sears Holdings Corporation,	Sears, Roebuck and Co. on 03/18/11
	Sears Holdings Management Corporation,	Kmart Corporation on 03/18/11
	Sears, Roebuck and Co.,	Kmart Management Corporation on 03/21/11
	Kmart Corporation,	The Academy of Therapeutic Footwear, Inc. on 03/21/11
	Kmart Management Corporation,	Complaint not yet served on — Prime United, Inc.
	Prime United, Inc.,	Stipulations Extending Time to Answer:
	The Academy of Therapeutic Footwear, Inc.	Sears Holdings Corporation until 05/06/11
Sears Holdings Management Corporation until 05/06/11
Sears, Roebuck and Co. until 05/06/11
Kmart Corporation until 05/06/11
Kmart Management Corporation until 05/06/11
Answer of The Academy of Therapeutic Footwear, Inc. due on 04/11/11 but not filed as of 04/13/11
Settlement negotiations pending between Phil Paccione and some defendants

SUMMARY OF TRADEMARKS FOR 310 GLOBAL BRANDS, INC.

SER. NO. & FILING
MARK	COUNTRY	DATE	REG. NO. & DATE
310*	Bulgaria	85195 03/07/2006	62651 12/21/2007
310	Canada	1,305,960 06/20/2006	783,652 11/29/2010
310	EU	003206141 05/23/2003	003206141 10/20/2005
310	US	78/189743 11/27/2002	3,335,825 11/13/2007
310 Combo (Elongated)	US	78/455250 07/22/2004	3,349,353 12/04/2007
310 Combo (Elongated)	China	5269088 04/06/2006
310 Combo (Elongated)	Japan	108056/2004 11/26/2004	4881973 07/22/2005
310 Combo (Vertical)	US	78/455266 07/22/2004	2,995,182 09/13/2005
310 MOTORING	Brazil	827120877 01/13/2005	827120877 09/25/2007
310 MOTORING*	Bulgaria	85194 03/07/2006	62650 12/21/2007
310 MOTORING	Canada	1,305,961 06/20/2006	783,651 11/29/2010
310 MOTORING	Chile	676.744 02/16/2005	729.991 07/26/2005
310 MOTORING	China	5269087 04/06/2006
310 MOTORING	Colombia	05.015.809 02/21/2005	304.379 09/22/2005
310 MOTORING	EU	003366028 09/17/2003	003366028 03/17/2005
310 MOTORING	Korea	2005-39653 08/25/2005	734436 01/16/2008
310 MOTORING	Panama	140899-01 02/25/2005	104899-01 07/14/2005

SER. NO. & FILING
MARK	COUNTRY	DATE	REG. NO. & DATE
310 MOTORING	US	76/497623 03/17/2003	3,329,835 11/06/2007
310 MOTORING	us	77/231992 07/17/2007	3,398,107 03/18/2008
310 MOTORING	Venezuela	05/2919 02/22/2005
310 RACING	EU	003366036 09/17/2003	003366036 02/04/2005
THE GAME BY 310 & Design	Japan	33941/2006 04/13/2006	4997764 10/20/2006

*	Please note that these registrations are held in the name of SKECHERS U.S.A., INC., II

SCHEDULE OF LICENSES — SKECHERS AS LICENSOR

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. II Beluga Inc. (Adjmi) July 25, 2008	SKECHERS and related “S” logos; all other marks containing the word “Skechers” (excluding “Skechers Cali Gear”); Skechers comic book and animated characters so long as the characters are coupled with the mark SKECHERS.	Children’s and babies’ apparel with the exceptions of underwear, sleepwear and swimwear.	July 25, 2008 until June 30, 2012. Licensee can renew the license for several successive renewal terms (ultimately expiring on June 30, 2021) so long as certain conditions are met).	The United States, its territories and possessions.

Skechers U.S.A., Inc. II SME Consolidated Ltd. and Mitzi Hong Kong Ltd. (Betesh) August 1, 2008	SKECHERS and related “S” logos; all other marks containing the word (excluding “Skechers Cali Gear”).	Men’s, women’s juniors’ and children’s bags with the exception of luggage and promotional drawstring bags	August 1, 2008 until December 31, 2011. Licensee can renew the license for several successive renewal terms (ultimately expiring on December 31, 2017) so long as certain conditions are met.	The United States, its territories and possessions and Canada.

Skechers U.S.A., Inc. II Build-a-Bear Workshop, Inc.	SKECHERS and associated logos.	Toy footwear for toy animals.	June 1, 2002 until terminated by either party upon 30 days written notice.	Worldwide.

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers International II, Skechers S.a.r.l. and Skechers U.S.A., Inc. II Dabsan International S.A. May 2009	SKECHERS and .	Leather and non-leather bags, namely handbags, backpacks, duffel bags, all-purpose sports bags, drawstring or cinch bags, briefcases and messenger bags.	May 2009 until December 31, 2011.	Central and South America (Panama, Costa Rica, Nicaragua, El Salvador, Honduras, Guatemala, Belize, Venezuela, Colombia, Peru, Dominican Republic, Trinidad, Aruba, Curacao and Ecuador), the Caribbean (Anguilla, Antigua, the Bahamas, Barbados, Cayman Islands, Dominica, Grenada, Guadeloupe, Haiti, Jamaica, Martinique, Montserrat, Netherlands Antilles, St. Kitt, and Nevis, St. Lucia, St. Vincent and the Grenadines, Tobago, Turks and Caicos Islands and the Virgin Islands).

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. II, Skechers S.a.r.l., Skechers International II and Skechers USA Canada, Inc. Global Design Concepts, Inc. October 15, 2009	SKECHERS and .	Men’s, women’s, juniors’, tweens’, boys’, girls’, infants’ and toddlers’ bags including backpacks, handbags, messenger bags, tote bags, sport bags, novelty bags, cosmetic bags and lunch bags with the exception of luggage, wallets and coin purses.	October 15, 2009 until December 31, 2016. Licensee can renew the license for a single renewal term (ultimately expiring on December 31, 2016) so long as certain conditions are met.	The United States, its territories and possessions, US Armed Forces Bases worldwide and Canada (including case by case sales to retailers in Mexico).

Skechers U.S.A., Inc. II, Skechers S.a.r.l., Skechers International II and Skechers USA Canada, Inc. Laughing Buddha LLC d/b/a Buddha Amplification November 1, 2009	MARK NASON and all variations thereof.	Signature guitar amplifiers and Signature 412 cabinets.	November 1, 2009 until October 31, 2011. Licensee can renew the license for a single renewal term (ultimately expiring on October 31, 2012) so long as certain conditions are met.	Worldwide.

Skechers S.a.r.l. LS Networks January 1, 2009	SKECHERS and .	Apparel, socks, caps, hats, belts, wallets, duffel and sport bags, backpacks, casual bags, totes and cinch sacks (but specifically excluding footwear, eyewear and watches).	January 2009 until December 31, 2018. Licensee can renew the license for a single renewal term (ultimately expiring on December 31, 2023) so long as certain conditions are met.	Republic of Korea.

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. II MGS Sports Trading Ltd. May 1, 2003	SKECHERS SPORT	Men’s and women’s active apparel in knits to include tops, bottoms and work out apparel and coordinating outerwear.	May 1, 2003 until December 31, 2003.	Israel.

Skechers U.S.A., Inc. II Olivet International August 1, 2010	SKECHERS and .	All wheeled bags, toiletry kits, garment bags and wheeled totes, travel totes 17” or larger with computer sleeves sold as part of a luggage collections, duffel bags with and without wheels sized larger than 20” and sold as part of a luggage collection.	August 1, 2010 until December 31, 2013.	The United States, its territories and possessions, US Armed Forces Bases worldwide.

Skechers S.a.r.l. Otto (GmbH & Co KG) December 1, 2005	SKECHERS	Men’s, women’s and children’s (active)wear, to include t-shirts, shorts, caps and socks, men’s, women’s and children’s beach wear and underwear.	December 1, 2005 until February 28, 2007.	Germany, Austria and Netherlands and Switzerland.

Skechers S.a.r.l. Pairs Retail India Ltd. April 1, 2010	SKECHERS and .	Apparel, socks, caps, hats, belts, wallets, duffel and sport bags, backpacks, casual bags, totes and cinch sacks.	April 1, 2010 until June 30, 2012.	India.

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. PumpOne, LLC July 15, 2010	Shape-ups.	At least one iTunes App.	July 15, 2010 until thirty-six (36) months after the App goes live on iTunes.

Skechers S.a.r.l., Skechers International II Skechers China Limited April 26, 2008	SKECHERS	Footwear, apparel and other accessories.	April 26, 2008 until termination by one of the parties.	The People’s Republic of China.

Skechers S.a.r.l. Skechers Hong Kong Limited 2008	SKECHERS	Footwear, apparel and other accessories.	2008 until termination by one of the parties.	Hong Kong and The Macau Special Administrative Region of The People’s Republic of China.

Skechers U.S.A., Inc. II Strategic Partners, Inc. April 14, 2009	SKECHERS and .	Medical uniforms and scrubs.	April 14, 2009 until December 31, 2012. Licensee can renew the license for several successive renewal terms (ultimately expiring on December 31, 2024) so long as certain conditions are met.	The United States, its territories and possessions and Canada.

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. II Street Flyers February 11, 2011	SKECHERS and ; Skechers animated characters “Twinkle Toes”, “Hot Lights”, “Luminator” and “Hydee and the Hy-Tops”; and “Zevo-3, consisting of the animated characters “Z-Strap”, “Elastika” and “Kewl Breeze”.	Bicycles, tricycles, inline skates, quad skates, training skates, skateboards, 2-wheel and 3-wheel folding and non-folding scooters, six-volt battery powered ride-ons, helmets, knee-pads, elbow pads and padded gloves for boys, girls, men and women.	February 1, 2011 until December 31, 2013.	The United States, its territories and possessions, US Armed Forces Bases worldwide and Canada.

Skechers International II, Skechers S.a.r.l. and Skechers U.S.A., Inc. II Trendworks International Corporation March 1, 2005	SKECHERS	Men’s, women’s and kids watches.	March 1, 2005 until September 30, 2012.	Philippines.

Skechers U.S.A., Inc. II, Skechers S.a.r.l., Skechers International II and Skechers U.S.A. Canada, Inc. United Legwear Company, LLC and United Legwear Asia, Ltd. October 15, 2003	SKECHERS and .	Ladies’, men’s, boys’, girls’, kids’, infants’ and toddlers’ socks, hosiery, legwear, tights and legwarmers.	October 15, 2003 until March 31, 2010. Licensee can renew the license for one renewal term from April 1, 2013 until March 31, 2016 so long as certain conditions are met.	The United States, its territories and possessions, Canada, Iceland, Norway, Sweden, Finland, Denmark, China, Japan, Panama and the United Arab Emirates.

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. Virtual Greats LLC October 12, 2010	SKECHERS and , “Shape-ups”, Skechers Shape-ups”, “Tone-ups”, “Skechers tone-ups”, “Resistances Runners”, “Skechers Resistance Runners”, “Shape Up Toners”, “Skechers Shape Up Toners”, “ Skechers Fitness” and “Skechers Fitness Group”.	Virtual merchandise for sale online.	October 12, 2010 until October 11, 2011.	The Universe.

Skechers U.S.A., Inc. II, Skechers S.a.r.l., Skechers International II and Skechers USA Canada, Inc. Viva Optique, Inc. January 1, 2009	SKECHERS and .	Optical frames, sunglasses and eye accessories.	January 1, 2009 until June 30, 2013. Licensee can renew the license for several successive renewal terms (ultimately expiring on June 30, 2028) so long as certain conditions are met.	Worldwide (with certain limited exceptions).

Skechers U.S.A., Inc. II, Skechers S.a.r.l., Skechers International II and Skechers USA Canada, Inc. Viva Optique, Inc. September 30, 2009	MARK NASON.	Optical frames, sunglasses and eye accessories.	September 30, 2009 until December 31, 2013. Licensee can renew the license for one renewal term from January 1, 2014 through December 31, 2018 so long as certain conditions are met.	The World.

SCHEDULE OF LICENSES — SKECHERS AS LICENSEE

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Ecko.Complex LLC Skechers U.S.A., Inc. II and Skechers International II April 7, 2003	MARC ECKO, Rhino I Design, Rhino Red Design, Rhino Unld. Design.	Men’s, women’s boys’ and girls’ footwear with the exception of tuxedo shoes.	April 7, 2003 until June 30, 2028.	Worldwide (with certain limited exceptions).

Mapmyfitness, Inc. Skechers U.S.A., Inc.	The text, data, graphics, moving and still images and sound recordings contained in the MapMyFitness services and registered user content.	Use of the licensed IP for accessing and viewing through Skechers.	July 20, 2010 until May 31, 2011.

Zoo York LLC Skechers U.S.A., Inc. II and Skechers S.a.r.l. December 5, 2005	ZOO YORK and the “ZY” logo.	Men’s, women’s and children’s footwear.	December 5, 2005 until June 30, 2028.	Worldwide (with certain limited exceptions).

Schedule 4.15

Retail Bank Info
Bank	Account Name	Route #	Account #	Address	Phone	Signer
Bank of America(CA)	SKECHERS USA,INC.	[*]	[*]	675 Anton Blvd. 2nd FL	714-850-6536	[*]
		[*]		Costa Mesa,CA 92626
Contact: Sarah Singh

Chase Bank(NY)	SKECHERS USA,INC.	[*]	[*]	1999 Avenue of the Stars	310-860-7202	[*]
27th FL, CA2-1951
Los Angeles, CA 90067
Contact:
				Client Svc Rep — Annette Harper	212-552-2186
				Acct Mgr — Sharon Mayreis	310-860-7202	[*]
				Acct Officer — Jeff Bailard	310-860-7256	[*]

Bank of Hawaii	SKECHERS USA INC 28	[*]	[*]	94-817 Lumiaina St.	888-643-3888	[*]
Waipahu, HI 96797

First Citizens	SKECHERS USA INC 42	[*]	[*]	18 Lake Concord Rd.	888-323-4732	[*]
Concord,NC 28025

Wells Fargo	SKECHERS USA	[*]	[*]	1525 West W.T. Harris Blvd.	800-566-3862	[*]
Charlotte,NC 28288
	Wire	[*]

CIT Lock Box(Wholesale)	SKECHERS USA, INC
	Wire	[*]	[*]

Sun Trust	SKECHERS USA INC #49	[*]	[*]	7677 Dr. Phillips Blvd.	407-354-1398	[*]
Orlando, FL 32819

Sun Trust #2	SKECHERS USA INC #49	[*]	[*]	9259 F. Airport Blvd.	407-858-1261	[*]
		[*]		Orlando, FL 32827		[*]

TD Banknorth	SKECHERS USA INC 11	[*]	[*]	260 Route 32	800-482-5465	[*]
Central Valley,NY 10917

Citizen’s Bank	SKECHERS USA INC #52	[*]	[*]	195 Franklin Blvd.	212-553-1862	[*]
				Philadelphia,PA 19154	800-862-6200
contact:Louis Kaelin

Banco Popular (P.R.)	SKECHERS USA, INC	[*]	[*]	BPPR Plaza Rial Canovanas	787-876-2030	[*]
CLAVE -507
P.O. Box 362708
San Jaun, PR 0936-2708
contact: Norma Vazquez

Chase Bank(IL)	SKECHERS USA INC	[*]	[*]	K-311 Woodfield Mall	847-240-6475	[*]
Schaumberg, IL 60173
*Use Chase NY contacts.

Highland Bank	SKECHERS USA INC #92	[*]	[*]	322 West Market	877-457-1305	[*]
Bloomington, MN. 55425

First Bank of Colorado	SKECHERS USA. INC	[*]	[*]	10403 W.Colfax Ave	303-232-2000	[*]
Lakewood, CO 80215

PNC Bank (National City)	SKECHERS US 111	[*]	[*]	201 S. Broad St.	724-458-9250	[*]
Grove City, PA 16127
	Savings	[*]

HSBC	SKECHERS USA INC 112	[*]	[*]	630 Old Country Rd	516-742-5501	[*]
Garden City, NY 11530

Regions Bank	SKECHERS USA	[*]	[*]	91 Old Highway 98	850-833-8258	[*]
				Destin, FL 32550	850-837-9537fax
Contact:Jamie Plummer
	Wire	[*]

BB & T	SKECHERS USA INC	[*]	[*]	136 Hwy 400 S.	706-216-5050	[*]
Dawsonville, GA 30534

United Community Bank	SKECHERS USA INC	[*]	[*]	4970 Bill Gardner Parkway	770-460-3818	[*]
Locust Grove,GA 30248

Central Bank of Lake of the Ozarks	SKECHERS USA INC	[*]	[*]	3848 Hwy 54 Osage Beach,MO 65065	573-348-2761	[*]
Contact:Dawn Arnold
	Wire	[*]

Marshall & Isley Bank	SKECHERS USA,INC.	[*]	[*]	31 Meadow View Dr.	608-253-8425	[*]
Lake Delton, WI 53940
Contact: Sarah Wagner

Compass Bank	SKECHERS USA,INC.	[*]	[*]	500 S.Missouri	956-969-6262	[*]
				Weslaco, Texas 78596	959-969-1078f
Contact:Joann Freeman

* Confidential Portions Omitted and Filed Separately with the Commission.

Retail Bank Info
Bank	Account Name	Route #	Account #	Address	Phone	Signer
Wells Fargo	SKECHERS USA,INC.	[*]	[*]	222 N. Kansas St.	915-546-4570	[*]
		[*]		El Paso, TX 79901		[*]

Security National Bank	SKECHERS USA INC	[*]	[*]	2 South Main Street	740-426-6384	[*]
				Jeffersonville, OH 43128	740-426-6385

M & T Bank	SKECHERS USA INC	[*]	[*]	10721 Fairway Lane	301-790-2326	[*]
				Hagerstown, MD 21740	301-790-0901f

MainSource Bank	SKECHERS USA INC	[*]	[*]	3880 W. Presidential Way	812-526-0551	[*]
P.O. Box 38
Edinburgh, IN 46124

Premier Bank	SKECHERS USA INC	[*]	[*]			[*]

Five Star Bank	SKECHERS USA INC	[*]	[*]	1940 Routes 5 & 20	315-539-1000	[*]
				P.O. Box 633		[*]
Waterloo, NY 13165
Emily Quill(Waterloo)

Credit Card Processing

Fifth Third Bank	SKECHERS USA, INC		[*]	38 Fountain Square Plaza
10909A
Cincinnati, OH 45263
Contact: Amber Riley
w)513-534-5066
c)513-708-8651

Bank of America	SKECHERS USA INC		[*]	675 Anton Blvd
2nd Floor
Costa Mesa, CA 92626

Bank of America	Skechers By Mail		[*]	675 Anton Blvd
2nd Floor
Costa Mesa, CA 92626

Bank of America	SKECHERS USA INC		[*]	1655 Grant St
Building A-10th Floor
Concord, CA 94520
Bank of America	Skechers II		[*]	675 Anton Blvd
2nd Floor
Costa Mesa, CA 92626

Bank of America Securities LLC/Merril Lynch	SKECHERS USA INC		[*]	333 S Hope St 23rd Floor
Los Angeles, CA 90071

Wells Fargo	SKECHERS USA INC		[*]	620 Coolidge Dr
Suite 300
Folsom, CA 95630

Union Bank	SKECHERS USA INC		[*]	445 S Figueroa St
11th Floor
Los Angeles, CA 90071

Union Bank	SKECHERS USA INC		[*]	445 S Figueroa St
11th Floor
Los Angeles, CA 90071

* Confidential Portions Omitted and Filed Separately with the Commission.

Retail Bank Info
Bank	Route #	Account #	Address	Phone	Signer
International

Barclays Bank (U.K.)		[*]	London Corporate Banking
PO Box 15161R
50 Pall Mall
London,U.K.
SW1A 1QA

Dresdner (GER)		[*]
[*]

BNP Paribas (Fr)		[*]	BNP Paribas Agence Centrale
16 Boulevard des Iataliens
75425 Paris Cedex 09

* Confidential Portions Omitted and Filed Separately with the Commission.

Retail Bank Info
Bank	Route #	Account #	Address	Phone	Signer
CLOSED

PNC Bank		[*]	1500 Prince Rogers Ave.
		(no longer used)	Bridgewater, NJ 08807

Citizens Bank	[*]	[*]	Providence Place	800-862-6200
1 Francis Street
Providence,RI 02903

Bank of America(MA)	[*]	[*]	157-95971	100 Federal St.	800-995-8670 [*]
Boston, Mass 02110

Bank of America(NJ)	[*]	[*]	400-702-1067	300 Garden State Plaza	800-353-3824 [*]
Paramus, NJ 07652

* Confidential Portions Omitted and Filed Separately with the Commission.

Schedule 4.17
Material Contracts
1.	Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.
2.	Amendment No. 1 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.
3.	Amendment No. 2 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.
4.	Amendment No. 3 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.
5.	2006 Annual Incentive Compensation Plan of Skechers U.S.A., Inc.
6.	2007 Incentive Award Plan of Skechers U.S.A., Inc.
7.	Form of Restricted Stock Agreement under 2007 Incentive Award Plan of Skechers U.S.A., Inc.
8.	2008 Employee Stock Purchase Plan of Skechers U.S.A., Inc.
9.	Amendment No. 1 to 2008 Employee Stock Purchase Plan of Skechers U.S.A. Inc.
10.	Indemnification Agreement dated June 7, 1999 between Skechers U.S.A., Inc. and its directors and executive officers.
11.	Registration Rights Agreement dated June 9, 1999, between Skechers U.S.A., Inc., the Greenberg Family Trust and Michael Greenberg.
12.	Tax Indemnification Agreement dated June 8, 1999, between Skechers U.S.A., Inc. and certain shareholders.
13.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1661 South Vintage Avenue, Ontario, California.
14.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.
15.	Second Amendment to Lease Agreement, dated December 10, 2007, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

16.	Third Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.
17.	Fourth Amendment to Lease Agreement, dated September 23, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.
18.	Fifth Amendment to Lease Agreement, dated June 3, 2010, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.
19.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1777 South Vintage Avenue, Ontario, California.
20.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.
21.	Second Amendment to Lease Agreement, dated May 14, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.
22.	Third Amendment to Lease Agreement, dated May 7, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.
23.	Fourth Amendment to Lease Agreement, dated November 10, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.
24.	Fifth Amendment to Lease Agreement, dated November 20, 2008, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.
25.	Sixth Amendment to Lease Agreement, dated October 26, 2009, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.
26.	Lease Agreement, dated April 10, 2001, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.
27.	First Amendment to Lease Agreement, dated October 22, 2003, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.
28.	Second Amendment to Lease Agreement, dated April 21, 2006, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

29.	Third Amendment to Lease Agreement, dated September 29, 2010, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.
30.	Lease Agreement, dated February 8, 2002, between Skechers International, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.
31.	Lease Agreement dated September 25, 2007 between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.
32.	First Amendment to Lease Agreement, dated December 18, 2009, between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.
33.	Second Amendment to Lease Agreement, dated April 12, 2010, between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Rancho Belago, California.
34.	Assignment of Lease Agreement, dated April 12, 2010, between HF Logistics I, LLC and HF Logistics-SKX T1, LLC, regarding distribution facility in Rancho Belago, California.
35.	Third Amendment to Lease Agreement, dated August 18, 2010, between Skechers U.S.A., Inc. and HF Logistics-SKX T1, LLC, regarding distribution facility in Rancho Belago, California. Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.
36.	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.
37.	Lease Agreement dated May 9, 2007 between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.
38.	First Amendment to Lease Agreement, dated December 28, 2007, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.
39.	Second Amendment to Lease Agreement, dated August 4, 2008, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.
40.	Lease Agreement dated August 13, 2007 between Skechers U.S.A., Inc. and Thor Palmer House Retail LLC regarding 17 East Monroe Street, Chicago, Illinois.
41.	Lease Agreement dated June 30, 2005 between Skechers U.S.A., Inc. and KLCH Associates regarding 140 West 34th Street, New York, New York.

42.	Lease Agreement dated May 23, 2003 between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.
43.	Amendment to Lease Agreement, dated January 14, 2009, between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.
44.	Purchase Order dated June 23, 2009 from Skechers U.S.A., Inc. to WEI West, Inc. for approximately $85 million regarding material handling system and engineering services for new distribution center, of which approximately $31.7 million in payables remains outstanding.
45.	Trademark License Agreement dated April 7, 2003 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
46.	First Amendment to Trademark License Agreement dated January 1, 2004 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
47.	Second Amendment to Trademark License Agreement dated February 15, 2006 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
48.	Amendment to Trademark License Agreement dated January 1, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
49.	Third Amendment to Trademark License Agreement dated February __, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
50.	Fourth Amendment to Trademark License Agreement dated March 1, 2007 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II.
51.	License Agreement dated December 5, 2005 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.
52.	First Amendment to License Agreement dated February 15, 2006 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.
53.	Second Amendment to License Agreement dated March 1, 2007 between Zoo York, LLC, Skechers U.S.A., Inc. II, Skechers International II and Skechers S.a.r.l.
54.	Amendment to License Agreements dated March 6, 2008 between Ecko.Complex, LLC dba Ecko Unltd., Zoo York, LLC, Skechers U.S.A., Inc. II, Skechers International II and Skechers S.a.r.l.

55.	Buying Agency Agreement dated June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited.
56.	Cost Sharing Agreement dated July 1, 2001 between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II and Skechers International II.
57.	First Amendment to Cost Sharing Agreement, dated January 1, 2005, between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers International II and Skechers USA Canada, Inc.
58.	Skechers International II Partnership Agreement dated June 29, 2001 by Skechers U.S.A., Inc.
59.	Credit Agreement dated June 30, 2009, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers thereunder, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger .
60.	Amendment Number One to Credit Agreement dated November 5, 2009, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers under the Agreement, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger.
61.	Amendment Number Two to Credit Agreement dated March 4, 2010, by and among Skechers U.S.A., Inc., certain of its subsidiaries that are also borrowers under the Agreement, and certain lenders including Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as co-lead arranger and administrative agent, Bank of America, N.A., as syndication agent, and Banc of America Securities LLC, as the other co-lead arranger.
62.	Amended and Restated Limited Liability Company Agreement dated April 12, 2010 between Skechers R.B., LLC, a Delaware limited liability company and wholly owned subsidiary of Skechers U.S.A., Inc., and HF Logistics I, LLC, regarding the ownership and management of the joint venture, HF Logistics-SKX, LLC, a Delaware limited liability company.
63.	Construction Agreement dated April 23, 2010 between HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC and a wholly owned subsidiary of Skechers U.S.A., Inc., and J. D. Diffenbaugh, Inc. regarding 29800 Eucalyptus Avenue, Rancho Belago, California.
64.	Construction Loan Agreement dated as of April 30, 2010, by and among HF Logistics-SKX T1, LLC, which is a wholly owned subsidiary of a joint venture entered into between HF Logistics I, LLC and a wholly owned subsidiary of Skechers U.S.A., Inc., Bank of America, N.A., as administrative agent and as a lender, and Raymond James Bank FSB, as a lender.

65.	Master Loan and Security Agreement, dated December 29, 2010, by and between Skechers U.S.A., Inc. and Banc of America Leasing & Capital, LLC.
66.	Equipment Security Note, dated December 29, 2010, by and among Skechers U.S.A., Inc., Banc of America Leasing & Capital, LLC, and Bank of Utah, as agent.

Schedule 4.30(b)
Locations of Inventory and Equipment
Domestic warehouse locations
The following warehouse locations are all leased by Skechers U.S.A., Inc. from third parties with the exception of 1670 Champagne Avenue, which is leased from Yale Investments, LLC.
1.	4100 East Mission Blvd., Ontario, CA 91761

2.	1670 Champagne Ave., Ontario, CA 91761

3.	1661 S. Vintage Ave., Ontario, CA 91761

4.	1777 S. Vintage Ave., Ontario, CA 91761

5.	2120 S. Archibald Ave., Ontario, CA 91761

6.	13473 Santa Ana Ave, Fontana CA 92337
Domestic retail store locations
See attached list of domestic stores. All stores with an open date of “n/a” are expected to be opened within six months, except stores numbered 191 (to be determined), 345 (2012), 346 (2013) and 363 (2012). All of the domestic retail store locations are leased by Skechers U.S.A., Inc.

SKECHERS Store and Corporate Listing

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
1	C	2,200	Manhattan Beach	1121 Manhattan Ave	Manhattan Beach	CA	90266	310.318.3116	310.406.2946 f	6/1/95	2/15/15
2	WHS	10,140	Gardena	19000 S. Vermont Avenue	Gardena	CA	90248	310.327.4600	310.327.5274 f	9/1/95	8/31/15
4R	OTL	4,490	Camarillo Promenade	620 Ventura Blvd., #1311	Camarillo	CA	93010	805.388.1029	805.388.9603 f	4/23/09	1/31/20
5	C	1,531	Galleria at South Bay	1815 Hawthorne Blvd., #112	Redondo Beach	CA	90278	310.370.7769	310.370.0490 f	6/1/96	6/30/16
6	OTL	2,768	Ontario Mills Outlet Mall	1 Mills Circle, #202	Ontario	CA	91764	909.484.8733	909.484.8525 f	11/1/96	1/31/17
7	OTL	2,375	Gilroy Premium Outlets	8300 Arroyo Circle, #B050	Gilroy	CA	95020	408.847.6485	408.847.6685 f	3/28/97	3/31/17
9R	C	2,171	Sunvalley Mall	220A Sunvalley Mall, #A121A	Concord	CA	94520	925.691.5877	925.691.5878 f	7/27/10	1/31/21
10R	OTL	4,001	Arizona Mills	5000 Arizona Mills Circle, #250	Tempe	AZ	85282	480.755.7888	480.755.1261 f	6/28/07	4/30/17
11	OTL	2,300	Woodbury Common Premium Outlets	877 Grapevine Court	Central Valley	NY	10917	845.928.1459	845.928.1456 f	3/27/98	1/31/19
12	C	1,562	Garden State Plaza	1 Garden State Plaza, #1230	Paramus	NJ	07652	201.291.4128	201.291.4134 f	8/15/97	1/31/18
16R	OTL	6,000	Tanger Outlet . Riverhead	Long Island Expressway, Exit 73 Tanger Drive, #1209	Riverhead	NY	11901	631.369.5525	631.369.3906 f	8/7/03	1/31/13
18R	C	3,106	Beverly Center	8500 Beverly Blvd., #643	Los Angeles	CA	90048	310.652.5185	310.652.5037 f	4/30/03	1/31/13
19	OTL	3,197	Milpitas Mills	498 Great Mall Drive	Milpitas	CA	95035	408.719.8155	408.719.8255 f	4/1/98	4/30/15
21R	C	2,019	Irvine Spectrum	71 Fortune Drive, #852	Irvine	CA	92618	949.450.0994	949.450.0995 f	5/1/08	4/30/18
22	C	2,093	The Block at Orange	20 City Blvd. J3, Space #312	Orange	CA	92868	714.978.2951	714.939.6979 f	11/19/98	1/31/19

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
23	WHS	11,000	Tarzana	18143 Ventura Blvd.	Tarzana	CA	91356	818.345.1024	818.345.2018 f	5/1/98	1/31/13
25	OTL	3,000	Wrentham Village Premium Outlets	1 Premium Outlets Blvd., #165	Wrentham	MA	02093	508.384.8001	508.384.1418 f	5/22/98	5/31/15
26	WHS	5,600	Anaheim	1195 N. State College Blvd.	Anaheim	CA	92806	714.956.2477	714.956.2506 f	8/1/98	7/31/13
27	WHS	9,110	Van Nuys	6426 Van Nuys Blvd.	Van Nuys	CA	91401	818.989.2189	818.989.2171 f	6/1/98	6/25/13
28	OTL	1,898	Waikele Premium Outlets	94-792 Lumaina Street, Bldg. 2, #213	Waipahu	HI	96797	808.680.9711	808.680.9239 f	7/23/98	7/31/15
29R	C	1,972	Bridgewater Commons	400 Commons Way, #3475	Bridgewater	NJ	08807	908.685.5808	908.252.1779 f	11/21/08	9/30/18
30	OTL	3,166	Fashion Outlets	32100 Las Vegas Blvd., #432	Primm	NV	89019	702.874.1890	702.874.1895 f	7/15/98	1/31/19
31R	C	3,194	The Oaks	332 W. Hillcrest Drive, #L005	Thousand Oaks	CA	91360	805.557.0166	805.557.0266 f	6/27/08	6/30/18
32	C	1,995	Bayside Marketplace	401 Biscayne Blvd, #2250	Miami	FL	33132	305.358.3583	305.358.8790 f	10/1/98	7/31/12
36	OTL	2,971	Dolphin Mall	11401 N.W. 12th Street, #121	Miami	FL	33172	305.591.2667	305.591.3017 f	3/3/01	2/28/19
38	C	1,982	Glendale Galleria	2234 Glendale Galleria	Glendale	CA	91210	818.543.0741	818.543.0744 f	9/1/98	1/31/12
40	WHS	7,100	San Diego	4475 Mission Blvd., #A	San Diego	CA	92109	858.581.6010	858.581.6222 f	12/1/98	1/31/12
41	OTL	4,073	Katy Mills	28500 Katy Freeway, #671	Katy	TX	77494	281.644.6500	281.644.6501 f	10/28/99	1/31/15
42	OTL	3,846	Concord Mills	8111 Concord Mills Blvd., #694	Concord	NC	28027	704.979.8333	704.979.8330 f	9/16/99	1/31/18
43	C	4,261	Universal City Walk	1000 Universal Center Dr., #V118	Universal City	CA	91608	818.762.9688	818.762.9317 f	3/25/00	3/16/15
44	WHS	10,317	Norwalk	11033 E. Rosecrans Blvd., #A	Norwalk	CA	90650	562.868.7747	562.868.6647 f	4/1/99	4/22/15
45	WHS	10,400	El Monte	12017 E. Garvey Avenue, #A	El Monte	CA	91733	626.454.3600	626.454.3657 f	10/1/99	10/31/09

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
46	OTL	2,912	Jersey Gardens Metro Mall	651 Kapkowski Blvd., #2061	Elizabeth	NJ	07201	908.820.8825	908.820.8826 f	12/4/99	1/31/20
48	C	4,724	New York	140 W. 34th Street	New York	NY	10001	646.473.0490	646.473.0491 f	6/4/00	6/30/17
49	OTL	3,817	Orlando Premium Outlets	8200 Vineland Ave., #1229	Orlando	FL	32821	407.477.0029	407.477.0031 f	6/8/00	1/31/20
50	OTL	4,272	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	443.755.8888	443.755.8885 f	11/17/00	1/31/21
51	OTL	9,000	Las Americas	4345 Camino de la Plaza, #330	San Diego	CA	92173	619.934.7340	619.934.7342 f	11/15/01	11/30/13
52	OTL	3,792	Franklin Mills	1701 Franklin Mills Circle, #202	Philadelphia	PA	19154	215.501.0710	215.501.0713 f	7/26/01	1/31/12
53	OTL	2,011	Desert Hills Premium Outlets	48400 Seminole Drive, #408	Cabazon	CA	92230	951.922.9301	951.922.0852 f	6/29/00	5/31/15
54	WHS	8,932	Westheimer Square Center	6518 Westheimer Road	Houston	TX	77057	713.977.1174	713.977.1386 f	8/2/02	1/31/13
55	OTL	2,389	Folsom Premium Outlets	13000 Folsom Blvd., #1215	Folsom	CA	95630	916.608.2209	916.608.2216 f	8/17/00	7/31/15
56	WHS	9,595	Huntington Park	6202 Pacific Blvd.	Huntington Park	CA	90255	323.582.3293	323.582.0523 f	2/10/01	2/28/13
57	WHS	12,000	Haileah	3301 W. Okeechobee Road	Hialeah	FL	33012	305.817.1970	305.817.1969 f	11/19/00	1/31/16
58	WHS	7,200	San Francisco	2600 Mission Street	San Francisco	CA	94110	415.401.6211	415.401.6215 f	12/17/00	12/31/15
59	WHS	10,000	Houston	8460 Gulf Freeway	Houston	TX	77017	713.847.9327	713.847.9236 f	12/17/00	6/30/16
60	WHS	12,669	Leon Valley	5751 N.W. Loop 410	Leon	TX	78238	210.256.2160	210.256.2161 f	2/8/01	3/31/15
61	WHS	10,400	The Edgewood Center	422 S. Azusa Avenue	Azusa	CA	91702	626.812.0693	626.815.2553 f	5/23/02	5/31/12
63	OTL	3,783	Grapevine Mills	3000 Grapevine Mills Parkway, #G	Grapevine	TX	76051	972.539.3117	972.539.8422 f	6/10/01	1/31/17
64	WHS	10,000	San Antonio	903 S.W. Military Drive	San Antonio	TX	78221	210.927.7864	210.927.7830 f	6/26/01	6/25/16
65	WHS	8,681	Long Beach	2550 Long Beach Blvd.	Long Beach	CA	90806	562.490.2504	562.490.2505 f	6/15/01	6/30/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
66	WHS	9,900	Waterford Lakes Town Center	517 N. Alafaya Trail	Orlando	FL	32828	407.207.1239	407.207.2136 f	3/22/01	3/31/16
67	OTL	3,389	Discover Mills	5900 Sugarloaf Parkway, #225	Lawrenceville	GA	30043	678.847.5155	678.847.5157 f	11/2/01	1/31/12
68	WHS	7,910	Snapper Creek	7174-7186 S.W. 117th Ave.	Miami	FL	33183	305.270.1792	305.270.0941 f	3/24/01	9/30/12
69	WHS	9,853	Miami Gateway	805.825 N.W. 167th Street	Miami	FL	33169	305.627.0535	305.627.0536 f	7/26/01	1/31/12
70	C	3,858	Woodfield Mall	G.308 Woodfield Shopping Center	Schaumburg	IL	60173	847.413.0211	847.413.0234 f	11/1/01	1/31/21
71	C	3,200	The Shops at Willow Bend	6121 West Park Blvd., #B116	Plano	TX	75093	469.366.0149	469.366.0151 f	8/3/01	1/31/13
75	OTL	3,583	Colorado Mills	14500 W. Colfax Avenue, #259	Lakewood	CO	80401	720.497.0141	720.497.0143 f	11/14/02	1/31/13
77	C	3,750	Third Street Promenade	1343 3rd Street Promenade	Santa Monica	CA	90401	310.899.0151	310.899.9840 f	8/17/01	5/31/21
78	OTL	5,282	Belz Canovanas	18400 State Rd. #3, Space #051	Canovanas	PR	00729	787.886.0505	787.886.0515 f	8/16/01	8/31/13
79	OTL	5,000	Las Vegas Outlet Center	7400 Las Vegas Blvd., South, #241	Las Vegas	NV	89123	702.492.0592	702.492.0594 f	7/25/01	7/31/16
80	OTL	3,500	Tanger Outlet . San Marcos	4015 Interstate 35 South, #1070	San Marcos	TX	78666	512.353.4045	512.353.4012 f	7/14/01	7/31/16
81	C	1,800	Partridge Creek	17420 Hall Road, #142	Clinton Township	MI	48038	586.226.0804	586.226.0809 f	10/18/07	1/31/17
82	OTL	4,585	Tanger Outlet . Lancaster	201 Stanley K. Tanger Blvd.	Lancaster	PA	17602	717.393.2997	717.393.4791 f	11/21/01	11/30/16
83	WHS	9,666	Los Angeles	5191 Whittier Boulevard	Los Angeles	CA	90022	323.264.4700	323.264.4746 f	12/19/01	12/31/11
84	WHS	13,305	El Cerrito	5805 Cutting Blvd.	El Cerrito	CA	94530	510.235.1123	510.235.1218 f	9/20/01	4/30/13
86	OTL	3,500	Tanger Outlet Center . Kittery II	360 US Route 1, #101	Kittery	ME	03904	207.439.0556	207.439.3049 f	6/20/03	5/31/13
87	C	2,400	Twelve Oaks	27500 Novi Road, #126	Novi	MI	48377	248.380.7020	248.380.7224 f	9/28/07	1/31/17
88	OTL	6,000	Queens Place	88.01 Queens Blvd., #121	Queens Center	NY	11373	718.699.2773	718.699.0683 f	11/2/01	9/30/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
89	OTL	3,511	The Outlet Shoppes at El Paso	7051 S. Desert Blvd., #A-145	Canutillo	TX	79835	915.877.2002	915.877.2086	10/10/07	10/31/12
90	C	2,995	The Plaza at the King of Prussia	160 North Gulph Road, #2057	King of Prussia	PA	19406	610.337.7366	610.337.7822 f	11/15/01	3/31/16
91	WHS	10,512	Fresno	86 E. Shaw Avenue	Fresno	CA	93710	559.221.0399	559.221.0699 f	5/3/02	5/31/12
92	C	3,707	Mall of America	214 North Garden	Bloomington	MN	55425	952.854.3000	952.854.8515 f	7/19/02	7/31/12
93	OTL	3,414	Carlsbad Premium Outlets	5610 Paseo Del Norte, #105	Carlsbad	CA	92008	760.918.0040	760.918.0057 f	5/16/02	5/31/12
94	OTL	3,500	Tanger Outlet Center Wisconsin Dells	210 Gasser Road, #1030	Baraboo	WI	53913	608.253.2024	608.253.2025 f	7/28/06	7/31/16
95	C	3,019	Florida Mall	8001 S. Orange Blossom Trail, #312	Orlando	FL	32809	407.851.0900	407.851.6773 f	8/24/02	1/31/13
96	OTL	4,527	Tanger Outlet . Myrtle Beach	10827 Kings Road, #895	N. Myrtle Beach	SC	29572	843.449.7473	843.449.6684 f	6/28/02	6/30/12
97	WHS	8,000	Washington Square	4801 W. North Ave.	Chicago	IL	60639	773.489.9901	773.489.9902 f	3/13/03	5/31/13
99	OTL	4,550	Steinway Street	31.01 Steinway Street	Astoria	NY	11103	718.204.0040	718.204.2583 f	4/11/02	1/31/12
100	C	6,372	Times Square . Reuters Building	3 Times Square	New York	NY	10036	212.869.9550	212.869.9548 f	1/11/03	8/31/17
102	WHS	8,000	El Paso	6100 Montana Avenue, #A	El Paso	TX	79925	915.774.0002	915.774.0026 f	3/6/03	4/30/13
103	C	2,781	Houston Galleria II	5085 Westheimer, #B3615	Houston	TX	77056	713.623.8660	713.623.0784 f	6/27/03	1/31/14
104	C	3,165	Tyson’s Corner	1961 Chain Bridge Rd., #D12L	McLean	VA	22102	703.790.5520	703.790.5542 f	10/4/02	10/31/12
107	C	3,247	Ala Moana Shopping Center	1450 Ala Moana Blvd, #2033	Honolulu	HI	96814	808.941.0660	808.941.0664 f	10/4/02	1/31/12
111	OTL	3,001	Grove City Premium Outlets	Grove City Factory Shops #1020 1911 Leesburg-Grove City Road	Grove City	PA	16127	724.748.3547	724.748.4674 f	11/14/02	11/30/12
112	C	2,846	Roosevelt Fields	630 Old Country Road, #1064	Garden City	NY	11530	516.873.7267	516.873.8029 f	1/13/03	1/31/13
113	WHS	7,200	McLendon Plaza	10255 N. Freeway #F	Houston	TX	77037	281.999.5796	281.999.0317 f	5/1/03	4/30/14

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
114	OTL	3,155	Las Vegas Premium Outlet	905 S. Grand Central Parkway, #1720	Las Vegas	NV	89106	702.383.4061	702.383.4063 f	8/1/03	7/31/13
116	C	2,500	Town Center at Boca Raton	6000 Glades Rd. #1131	Boca Raton	FL	33431	561.368.1622	561.368.1760 f	2/13/03	2/28/13
119	WHS	11,250	Southgate Mall	4260 Florin Rd., #B103	Sacramento	CA	95823	916.424.8783	916.424.8744 f	6/20/03	4/30/13
120	WHS	10,251	Pavilions at San Mateo	4900 Cutler Ave. NE, #E1	Albuquerque	NM	87110	505.884.1191	505.884.8077 f	5/29/03	5/31/13
121	OTL	3,894	Tanger Outlet Center Five Oaks	1645 Parkway, #1390	Sevierville	TN	37862	865.453.9911	865.453.9916 f	8/14/03	7/31/13
122	WHS	8,196	Pine Trail Square Mall	1951 A North Military Trail	West Palm Beach	FL	33409	561.681.6831	561.681.6841 f	8/7/03	8/31/13
123	OTL	3,200	Jackson Outlet Village	537 Monmouth Road, Suite 116A, Space 142	Jackson	NJ	08527	732.928.3636	732.928.6906 f	11/20/03	5/31/13
124	OTL	3,000	St. Augustine Outlet Center	2700 State Road 16, #813	St. Augustine	FL	32092	904.819.9376	904.819.9381 f	7/17/03	7/31/13
125	OTL	3,718	Carolina Premium Outlets	1025 Industrial Park Drive, #740	Smithfield	NC	27577	919.989.2133	919.989.3014 f	6/21/03	6/30/13
126	C	2,486	Fashion Show Las Vegas	3200 Las Vegas Boulevard, South, #1240	Las Vegas	NV	89109	702.696.9905	702.696.1247 f	11/15/03	1/31/14
129	WHS	8,624	Clearwater Mall	2663 Gulf To Bay Blvd., #910	Clearwater	FL	33759	727.791.4048	727.726.6092 f	10/30/03	10/31/13
130	OTL	3,500	Tanger Outlet Center Charleston	4840 Tanger Outlet Blvd., #501	Charleston	SC	29418	843.554.8175	843.554.8177 f	8/4/06	8/31/16
132	WHS	5,512	Aurora City Place	130 S. Abilene St., SM.3	Aurora	CO	80012	303.344.5767	303.367.2552 f	7/24/03	7/31/13
133	C	2,553	The Corner Mall	417 Washington St.	Boston	MA	02108	617.423.0412	617.423.2875 f	9/25/03	7/31/13
134	WHS	6,150	Dale Mabry	3804 W. Linebaugh Ave., UPS SHIPMENTS: Use Zip Code 33624	Tampa	FL	33618-8702	813.265.9133	813.960.9385 f	11/3/03	10/31/13
135	OTL	3,065	Fashion Outlets of Niagara	1900 Military Road, #12	Niagara Falls	NY	14304	716.297.5464	716.297.4275 f	7/31/03	7/31/13
139	OTL	3,380	Silver Sands Factory Stores	10676 Emerald Coast Parkway West, #139	Destin	FL	32550	850.650.0387	850.650.0951 f	7/2/03	7/31/13
140	WHS	8,891	North Creek Plaza	7901 San Dario Avenue, #A	Laredo	TX	78045	956.796.1531	956.729.1862 f	3/1/07	2/29/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
141	OTL	3,399	Potomac Mills	2700 Potomac Mills Circle, #555	Prince William	VA	22192	703.490.5546	703.490.5760 f	5/28/04	1/31/15
142	OTL	3,748	Sawgrass Mills	12801 West Sunrise Blvd., #539	Sunrise	FL	33323	954.838.9337	954-838.0162 f	7/23/04	1/31/15
143	OTL	3,159	St. Louis Mills	5555 St. Louis Mills Blvd., #532	Hazelwood	MO	63042	314.227.5868	314.227.5870 f	5/21/04	1/31/15
144	OTL	3,287	Jersey Shore Premium Outlets	1 Premium Blvd., #221	Tinton Falls	NJ	07753	732.695.1919	732.695.1944 f	11/13/08	1/31/14
145	OTL	3,214	Seattle Premium Outlets	10600 Quil Ceda Blvd., #715	Tulalip	WA	98271	360.716.3886	360.716.3888 f	5/5/05	5/31/15
146	OTL	3,500	Tanger Outlet Center Foley	2601 S McKenzie St., #488	Foley	AL	36535	251-943-9101	251-943-9104 f	11/18/05	11/30/15
147	OTL	4,000	Rehoboth I Tanger Outlets	35000 Midway Outlet Drive, #204	Rehoboth Beach	DE	19971	302.644.6834	302.644.6836 f	7/1/05	6/30/15
148	OTL	3,600	Locust Grove Tanger Outlet Center	1000 Tanger Drive, #408	Locust Grove	GA	30248	770.288.2011	770.288.2016 f	8/19/05	8/31/15
149	OTL	3,380	Great Lakes Crossing	Store Address: 4000 Baldwin Road, Shipping Address: 4544 Baldwin Road	Auburn Hills	MI	48326	248.972.0807	248.972.0829 f	6/8/05	1/31/15

150	OTL	2,498	North Georgia Premium Outlets	800 Highway 400 South, #1050	Dawsonville	GA	30534	706.216.1262	706.216.1362 f	7/15/05	7/31/15
151	OTL	3,168	Clinton Crossing Premium Outlets	20-A Killingworth Turnpike, #410	Clinton	CT	06413	860.664.3833	860.664.3848 f	8/4/05	7/31/15
152	C	3,045	Bellevue Square	575 Bellevue Square, #240	Bellevue	WA	98004	425.688.7601	425.688.7606 f	7/29/05	6/30/15
153	OTL	3,350	Tilton	120 Laconia Road, #306	Tilton	NH	03276-5238	603.286.1247	603.286.9314 f	8/19/05	8/31/12
154	OTL	3,320	Round Rock Premium Outlets	4401 North IH-35, #729	Round Rock	TX	78664	512.869.3090	512.819.9080 f	8/3/06	8/31/16
155	C	2,700	Gaslamp	480 5th Avenue, #2-110 and 2-111	San Diego	CA	92101	619.238.0912	619.238.4749 f	6/29/06	8/31/16
156	C	1,995	Burbank Collection	152 E. Palm Ave., #214	Burbank	CA	91502	818.524.2106	818.524.2108 f	2/26/09	1/31/19
157	OTL	3,569	Branson Tanger Outlet Center	300 Tanger Boulevard, #501	Branson	MO	65616	417.339.1304	417.339.1308 f	8/31/05	8/31/15
158	C	2,012	The Pier at Ceasars	One Atlantic Ocean, #BW-236	Atlantic City	NJ	08401	609.345.7980	609.449.0369 f	10/19/06	12/31/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
159	C	2,370	Westfield Topanga Plaza	6600 Topanga Canyon Blvd., #43A	Canoga Park	CA	91303	818.887.1827	818.887.5740 f	3/1/07	6/30/17
160	C	2,360	Vegas Town Square	6605 South Las Vegas Blvd., #B-139	Las Vegas	NV	89119	702.361.8958	702.407.8463 f	11/14/07	11/30/17
161	C	2,456	North Park Center	2112 NorthPark Center	Dallas	TX	75225	214.360.9303	214.360.9609 f	4/7/06	4/30/16
162	OTL	4,250	Rio Grande Outlet Center	5001 East Expressway 83, Suite #712	Mercedes	TX	78570	956.565.2011	956.565.2034 f	11/2/06	11/30/16
163	OTL	3,600	Park City Factory Outlets — Tanger	6699 North Landmark Dr.	Park City	UT	84098	435.655.3912	435.655.3917 f	1/20/06	1/31/16
164	OTL	3,075	Osage Beach Premium Outlets	4540 Highway 54 Space Q1	Osage Beach	MO	65065	573.348.1883	573.348.4425 f	5/19/06	5/31/16
165	C	2,531	Hollywood & Highland Center	6801 Hollywood Boulevard, #B3-326B	Hollywood	CA	90028	323.382.0108	323.382.0124 f	6/28/06	4/30/16
166	C	2,700	Summit Sierra	13985 S Virginia St., #803	Reno	NV	89511	775.853.3330	775.853.3371 f	10/4/06	10/31/16
167	C	1,803	Del Amo Fashion Center (Soho Lab)	3 Del Amo Fashion Center, #83	Torrance	CA	90503	310.793.2474	310.793.2484 f	9/14/06	1/31/17
168	C	2,465	Tempe Market Place	2000 E. Rio Salado Parkway, #1074	Tempe	AZ	85281	480.966.2663	480.966.2664 f	8/23/07	8/31/17
169	C	2,708	Queens Center Mall	90-15 Queens Blvd., #2008	Elmhurst	NY	11373	718.592.4073	718.592.2418 f	7/20/06	1/31/17
170	C	2,322	Woodbridge Center	2335 Woodbridge Center	Woodbridge	NJ	07095	732.726.0920	732.726.0938 f	8/30/06	1/31/17
172	OTL	3,515	Atlantic City Outlets	121 N. Arkansas, #316	Atlantic City	NJ	08401	609.344.2850	609.344.2852 f	8/30/07	7/31/17
173	OTL	3,500	Orlando Premium Outlets International Drive	4967 International Dr., #3A-4.1	Orlando	FL	32819	407.370.2945	407.370.2947 f	8/11/07	8/31/17
174	C	2,500	Cherry Creek	3000 East First Ave., #134	Denver	CO	80206	303.333.1864	303.333.1871 f	9/28/06	1/31/16
175	C	2,247	International Plaza	2223 N. West Shore Blvd., #184	Tampa	FL	33607	813.871.5970	813.871.5973 f	10/5/06	1/31/16
176	C	2,483	Promenade Shops at Dos Lagos	2785 Cabot Drive, #7-145	Corona	CA	92883	951.277.0484	951.277.1255 f	1/18/07	1/31/17

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
177	C	2,587	Arrowhead Towne Center	7700 West Arrowhead Towne Center, #1061	Phoenix	AZ	85308	623.979.9040	623.979.9626 f	10/11/06	10/31/16
178	C	2,184	Tyrone Square	6901 22nd Avenue North, #492A	St. Petersburg	FL	33710	727.345.1061	727.345.3630 f	12/7/06	1/31/17
179	OTL	3,500	Albertville Premium Outlets	6415 Labeaux Ave NE, #B230	Albertville	MN	55301	763.488.1556	763.488.1557 f	9/21/06	9/30/16
180	C	2,359	Northshore Mall	210 Andover St. #E125	Peabody	MA	01960	978.531.7019	978.531.7046 f	4/24/08	1/31/19
181	C	1,735	Mall at Rockingham	99 Rockingham Park Blvd., #E-159	Salem	NH	03079	603.893.1697	603.893.2348 f	1/10/2007	1/31/17
182	C	2,332	Mall of New Hampshire	1500 S. Willow Street, #S-165	Manchester	NH	03103	603.629.9647	603.629.9659 f	11/29/06	1/31/17
183	C	1,858	Solomon Pond	601 Donald Lynch Blvd., #S-132	Marlborough	MA	01752	508.481.8042	508.481.8627 f	1/17/07	1/31/17
184	C	2,009	Anaheim Gardenwalk	321 West Katella Ave., #143	Anaheim	CA	92802	714.533.9621	714.533.3779 f	5/29/08	5/31/18
185	OTL	3,066	Hilton Head Factory Outlet Center	1414 Fording Island Road, #A130	Bluffton	SC	29910	843.837.2344	843.837.2347 f	3/15/07	3/31/12
186	OTL	3,500	Gonzales Outlet Center	2210 S. Tanger Blvd., #205	Gonzales	LA	70737	225.644.4555	225.644.3248 f	11/20/07	11/30/12
187	OTL	3,500	Tanger Outlet Center, Washington, PA	2200 Tanger Blvd., #701	Washington	PA	15301	724.228.8823	724.228.8825 f	8/29/08	8/31/13
188	WHS	7,087	Valley Plaza Shopping Center	1523 West Main Street, Suite A	El Centro	CA	92243	760.353.8873	760.353.5911 f	12/7/06	12/31/16
189	C	2,499	Freehold Raceway Mall	3710 Route 9, Space #G-220	Freehold	NJ	07728	732.625.1451	732.625.1456 f	2/21/07	12/31/16
190	OTL	3,000	Chicago Premium Outlets	1650 Premium Outlets Blvd., #207	Aurora	IL	60502	630.236.1118	630.236.1120 f	6/21/07	4/30/17
191	C	2,500	Meadowlands Xanadu	300 Paterson Plank Road East, #31020, Building C	East Rutherford	NJ	07073	n/a		n/a	n/a
192	OTL	3,302	Pleasant Prairie Premium Outlet 1	11211 120th Ave., #579	Pleasant Prairie	WI	53158	262.857.9250	262.857.9470 f	3/22/07	3/31/17
193	C	1,920	Barton Creek Square	2901 Capital of Texas Highway, #N01C	Austin	TX	78746	512.732.1882	512.732.1821 f	8/23/07	1/31/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
194	C	1,909	Pheasant Lane Mall	310 Daniel Webster Highway, #W267A	Nashua	NH	03060	603.891.1031	603.891.1045 f	4/5/07	1/31/18
195	C	2,412	Edison Mall	4125 Cleveland Ave., #1470B	Fort Myers	FL	33901	239.939.4911	239.939.2533 f	5/24/07	1/31/18
196	OTL	3,000	Leesburg Corner Premium Outlets	241 Fort Evans Road, NE, #1233	Leesburg	VA	20176	703.779.2650	703.779.8497 f	5/17/07	4/30/17
197	OTL	3,497	Philadelphia Premium Outlets	18 Lightcap Road, #1071	Pottstown	PA	19464	610.326.9733	610.326.9735 f	11/8/07	11/30/12
198	OTL	3,500	Tanger Outlet Center Barstow	2796 Tanger Way, #350	Barstow	CA	92311	760.253.3707	760.253.3708 f	12/13/07	12/31/12
199	C	1,992	Arden Fair	1689 Arden Way, #2042	Sacramento	CA	95815	916.925.0980	916.925.8122 f	5/24/07	5/31/17
200	C	2,658	Aventura Mall	19575 Biscayne Blvd., #1323	Aventura	FL	33180	305.682.9221	305.682.9224 f	6/28/07	3/31/17
201	C	2,414	Northgate Mall	401 NE Northgate Way, #533C	Seattle	WA	98125	206.362.2930	206.362.3865 f	10/30/07	1/31/18
202	C	2,000	The Shops at Mission Viejo	555 The Shops at Mission Viejo, #934B	Mission Viejo	CA	92691	949.365.1256	949.365.0734 f	8/15/07	1/31/18
203	C	2,132	Plaza Bonita	3030 Bonita Plaza Road, #2276	National City	CA	91950	619.267.8053	619.267.2384 f	7/1/08	1/31/19
204	C	2,259	South Park Center	500 Southpark Center Drive, #HL68	Strongsville	OH	44136	440.238.6517	440.238.6533 f	5/24/07	1/31/18
206	C	1,986	Great Northern Mall	4954 Great Northern Mall Blvd., #802	North Olmstead	OH	44070	440.734.3465	440.734.3630 f	8/16/07	1/31/18
208	OTL	2,750	North Bend Factory Stores	461 South Fork Ave., #421A1	North Bend	WA	98045	425.888.8860	425.888.8863 f	5/24/07	5/31/17
209	OTL	2,426	Factory Store at Camarillo Outlet	740 E. Ventura Blvd., #512	Camarillo	CA	93010	805.389.7424	805.389.7430 f	6/21/07	6/30/17
210	C	2,527	Dadeland Mall	7535 Dadeland Mall, #3030	Miami	FL	33156	786.268.1088	786.268.1168 f	8/9/07	1/31/18
211	C	2,003	Cielo Vista Mall	8401 Gateway Blvd. West, #G04A	El Paso	TX	79925	915.781.7766	915.781.7765 f	5/8/08	1/31/19
212	WHS	8,998	Hillside Plaza	725 Broadway (Route 1 South)	Saugus	MA	01906	781.231.1000	781.231.1162 f	10/16/07	8/31/17
213	WHS	6,000	Pacific Town Center	850 W. Hammer Lane	Stockton	CA	95210	209.952.4519	209.952.5861 f	9/22/07	8/31/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
215	C	2,310	Annapolis Mall	2002 Annapolis Mall, #1225	Annapolis	MD	21401	410.573.9229	410.573.9433 f	11/1/07	1/31/18
216	C	2,707	Altamonte Mall	451 Altamonte Ave., #1341	Altamonte Springs	FL	32701	407.332.7362	407.332.7908 f	5/15/08	1/31/19
217	C	2,186	Riverchase Galleria	3000 Riverchase Galleria, #286	Hoover	AL	35244	205.560.0695	205.560.0697 f	10/21/07	1/31/08
218	C	2,164	North Point Mall	1000 North Point Circle, #2032	Alpharetta	GA	30022	770.667.2253	770.667.2071 f	11/15/07	1/31/18
219	C	2,381	Augusta Mall	3450 Wrightsboro Road, #2510	Augusta	GA	30909	706.736.1070	706.736.1072 f	10/19/07	1/31/18
220	C	2,080	Meadowood Mall	5420 Meadowood Mall Circle, #C104	Reno	NV	89502	775.828.9400	775.828.9403 f	3/13/08	1/31/18
221	C	1,997	Chandler Fashion Center	3111 W. Chandler Blvd., #2436	Chandler	AZ	85226	480.963.8600	480.963.8610 f	11/8/07	11/30/17
222	C	7,800	San Francisco	200 Powell Street	San Francisco	CA	94102	415.986.7044	415.986.7056 f	10/16/08	10/31/18
223	WHS	7,102	Baldridge Commons	350 N. Dysart Road, Suites 205, 207, 208, & 209	Goodyear	AZ	85338	623.932.2027	623.932.3770 f	4/17/08	1/31/13
224	OTL	3,196	Houston Premium Outlets	29300 Hempstead Road, #0861	Cypress	TX	77433	281.758.1830	281.758.1639 f	3/27/08	1/31/14
225	C	2,569	Perimeter Mall	4400 Ashford-Dunwoody Rd., #1035	Atlanta	GA	30346	770.396.4221	770.396.4082 f	4/3/08	1/31/19
226	C	2,002	The Oaks Mall Florida	6215 Newberry Road, #H6	Gainesville	FL	32605	352.332.2473	352.332.2708 f	9/18/08	1/31/19
227	C	2,500	Pembroke Lakes Mall	11401 Pines Blvd., #426	Pembroke Pines	FL	33026	954.447.1449	954.447.1491 f	6/13/09	1/31/20
228	C	2,174	Coastland Center	1900 North Tamiami Trail, #H5	Naples	FL	34102	239.261.3449	239.262.2692 f	6/12/08	1/31/19
229	C	3,035	The Palmer House Hilton Retail Development	17 East Monroe St., #S-6 SHIPPING ADDRESS: 105 S. State Street	Chicago	IL	60603	312.346.2302	312.346.2387 f	5/1/08	6/30/23
230	C	2,623	Westfield Southcenter	816 Southcenter Mall, #1140	Tukwila	WA	98188	206.246.2459	206.246.0662 f	7/25/08	1/31/19
231	OTL	3,500	Williamsburg Premium Outlets	5555 Richmond Rd., #G140	Williamsburg	VA	23188	757.220.3813	757.220.4824 f	4/17/08	4/30/18
232	OTL	3,500	Puerto Rico Premium Outlets	1 Premium Outlets Blvd., #520	Barceloneta	PR	00617	787.970.0134	787.970.0136 f	11/14/08	11/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
233	OTL	3,542	Hagerstown Premium Outlets	495 Premium Outlets Blvd., #565	Hagerstown	MD	21740	240.420.0050	240.420.0052 f	3/13/09	3/31/19
234	OTL	3,941	Ellenton Premium Outlets	5173 Factory Shops Blvd., #850	Ellenton	FL	34222	941.722.6700	941.722.6771 f	5/14/10	5/31/20
235	OTL	3,195	Birch Run Premium Outlets	12240 South Beyer Rd., #V011	Birch Run	MI	48415	989.624.9336	989.624.9526 f	4/10/08	4/30/18
236	C	2,500	Westgate City Center	9404 W. Westgate Blvd., #C107	Glendale	AZ	85305	623.772.1717	623.772.1919 f	1/18/08	1/31/18
237	C	2,694	SanTan Village	2174 East Williams Field Road, #538	Gilbert	AZ	85296	480.857.2442	480.857.8227 f	3/27/08	3/31/18
238	C	2,660	Greenwood Park Mall	1251 U.S. Highway 31 N, #C08C	Greenwood	IN	46142	317.885.9470	317.885.9471 f	4/17/08	1/31/19
239	C	2,600	The Avenues	10300 Southside Blvd., #1090A	Jacksonville	FL	32256	904.363.2838	904.363.2928 f	5/22/08	1/31/19
241	C	3028 Ground Floor 1728 Basement 1300	Union Square	15 Union Square West, #C	New York	NY	10003	212.647.8891	212.647.8893 f	12/6/08	4/30/19
242	C	2,300	Westfield Galleria at Roseville	1151 Galleria Blvd., #2085	Roseville	CA	95678	916.782.1404	916.782.1462 f	7/11/09	1/31/20
243	OTL	3,000	Preferred Outlets at Tulare	1549 Retherford St., #C075	Tulare	CA	93274	559.684.7478	559.684.7495 f	11/6/09	1/31/11
247	OTL	3,040	The Legends at Sparks Marina	1350 Scheels Drive, #138	Sparks	NV	89434	775.358.4082	775.358.7528 f	6/18/09	1/31/20
248	OTL	3,361	Lighthouse Place Premium Outlets	601 Wabash St., #G030	Michigan City	IN	46360	219.878.0525	219.878.0527 f	8/28/08	1/31/19
249	OTL	4,000	The Crossings Factory Outlets	1000 Route 611, #D04	Tannersville	PA	18372	570.629.4210	570.629.5017 f	9/25/08	1/31/19
250	OTL	3,503	Tanger Outlets at The Arches	964 The Arches Circle	Deer Park	NY	11729	631.667.1620	631.667.1470 f	6/18/10	4/30/11
251	OTL	3,000	Tanger Factory Outlets at Commerce	800 Steven B Tanger Blvd., #1210	Commerce	GA	30529	706.336.8471	706.336.8483 f	4/24/09	4/30/14
252	OTL	3,727	Tanger Factory Outlets at Myrtle Beach Hwy 501	4633 Factory Stores Blvd., #C170	Myrtle Beach	SC	29579	843.236.8085	843.236.6650 f	9/4/08	9/30/13
254	OTL	3,500	Tanger Outlet Center — Mebane	4000 Arrowhead Blvd., #240	Mebane	NC	27301	919.304.1671	919.304.1659 f	11/5/10	11/30/15
255	OTL	3,154	Prime Outlets Jeffersonville	8000 Factory Shops Blvd., #620	Jeffersonville	OH	43128	740.948.2048	740.948.2036 f	9/4/08	9/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
256	OTL	3,517	The Outlet Shoppes at Oklahoma City	7642 W. Reno Avenue, #D-405	Oklahoma City	OK	73128	n/a	n/a	n/a	n/a
257	WHS	6,000	Nellis Plaza	305 N. Nellis Blvd., #105	Las Vegas	NV	89110	702.437.7676	702.437.7141 f	11/28/08	1/31/14
258	C	2,312	Tucson Mall	4500 N. Oracle Road, #217	Tucson	AZ	85705	520.293.2355	520.293.2257 f	3/20/09	3/31/19
259	C	2,500	Lincoln Road	730 Lincoln Road	Miami	FL	33139	305.673.9601	305.674.8268 f	8/1/09	3/31/19
260	C	3,252	Natick Collection	1245 Worcester Street, #4066	Natick	MA	01760	508.651.0569	508.651.4174 f	11/26/08	10/31/18
261	C	2,227	Park Meadows	8405 Park Meadows Center Dr., #1170 (mail should be sent to #1081)	Lone Tree	CO	80124	720.873.2800	720.873.2819 f	11/13/08	11/30/18
262	OTL	3,679	Gaffney Premium Outlets	1 Factory Shops Blvd., #440	Gaffney	SC	29341	864.487.9535	864.487.9537 f	3/13/09	3/31/19
263	OTL	3,780	Outlet Marketplace	5269 International Dr., #A4-C	Orlando	FL	32819	407.351.2902	407.351.2964 f	2/13/09	2/28/14
264	OTL	3,000	Tanger Outlets Howell	1475 N. Burkhart Road, #H120	Howell	MI	48855	517.545.5715	517.545.5717 f	3/19/09	3/31/14
265	OTL	4,500	Waterloo Premium Outlets	655 State Route 318, #A016	Waterloo	NY	13165	315.539.0040	315.539.0357 f	8/5/10	8/31/11
266	OTL	3,500	Edinburgh Premium Outlets	11741 North Executive Drive, #B85	Edinburgh	IN	46124	812.526.5044	812.526.5147 f	3/27/09	1/31/20
267	OTL	3,300	Allen Premium Outlets	820 West Stacy Road, #430	Allen	TX	75013	972.678.4020	972.678.4022 f	6/18/10	1/31/21
268	OTL	3,848	Citadel Outlets	100 Citadel Drive, #426	Commerce	CA	90040	323.832.9884	323.832.9870 f	5/22/09	5/31/19
269	OTL	2,850	Vacaville Premium Outlets	321 Nut Tree Road, #131H	Vacaville	CA	95687	707.451.3768	707.451.3785 f	5/22/09	1/31/20
274	OTL	3,265	Cincinnati Premium Outlets	619 Premium Outlet Drive	Monroe	OH	45050	513.539.9116	513.539.9126 f	8/6/09	1/31/20
285R	OTL	4,636	Gurnee Mills	6170 West Grand Avenue, #545	Gurnee	IL	60031	847.855.0597	847.855.0705 f	n/a	n/a
286	OTL	3,506	The Outlets at Zion	250 North Red Cliffs Drive, #25	St. George	UT	84790	435.673.2160	435.688.2084 f	7/24/09	7/10/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
287	WHS	12,000	Rosedale Highway	5951 Rosedale Highway	Bakersfield	CA	93308	661.325.1683	661.325.0644 f	8/8/09	6/30/11
289	C	2,301	The Strand at Huntington Beach	180 Fifth St., #110	Huntington Beach	CA	92648	714.969.2101	714.969.2123 f	11/21/09	11/30/19
293	OTL	2,840	The Outlets at Hershey	116 Outlet Square	Hershey	PA	17033	717.533.8700	717.533.8702 f	2/18/10	2/28/15
294	C	2,252	Easton Town Center	3992 Gramercy Street, #724	Columbus	OH	43219	614.470.6889	614.470.6895 f	3/12/10	1/31/21
295	C	2,497	Westfield Valencia Town Center	24201 West Valencia Blvd., #1050	Valencia	CA	91355	661.284.6137	661.284.7752 f	3/3/10	3/31/20
298	WHS	10,000	Center City	301 Main Street, #124 — 132	Paterson	NJ	07505	973.278.1021	973.278.1404 f	1/7/10	1/31/11
302	C	2,943	Lenox Square	3393 Peachtree Rd, #4046E	Atlanta	GA	30326	404.816.1901	404.816.1934 f	5/13/10	5/31/20
303	C	1,926	SouthPark Mall	4400 Sharon Rd., #G40	Charlotte	NC	28211	704.364.2177	704.364.2261 f	5/6/10	5/31/20
304	C	1,088	Orlando International Airport	9331 E. Airport Blvd.	Orlando	FL	32827	407.825.3208	407.825.3231 f	5/6/10	9/30/12
305	WHS	8,900	Route 22	115 Route 22 East	Springfield	NJ	07081	973.376.1791	973.376.1793 f	2/19/10	2/28/16
306	SHP	1,739	Santa Monica Place	395 Santa Monica Place, #210	Santa Monica	CA	90401	310.451.5327	310.451.5328 f	8/6/10	8/1/15
307	OTL	3,550	Johnson Creek Premium Outlets	575 W. Linmar Lane, #B-160	Johnson Creek	WI	53038	920.699.3561	920.699.3581 f	3/25/10	3/31/11
308	OTL	4,033	Aurora Farms Premium Outlets	549 South Chillicothe Road, #260	Aurora	OH	44202	330.562.0791	330.562.0796 f	3/18/10	3/31/11
309	OTL	6,765	Bergen Town Center	2701 Bergen Town Center, #8	Paramus	NJ	07652	201.843.4595	201.843.4379 f	5/28/10	5/31/15
310	C	2,232	Palisades Center	1000 Palisades Center Drive, #B115	West Nyack	NY	10994	845.353.7393	845.353.7396 f	6/24/10	6/23/20
311	C	1,951	Promenade Temecula	40820 Winchester Rd., #2255	Temecula	CA	92591	951.296.1284	951.296.3326 f	7/14/10	7/31/20
312	C	1,940	Galleria at Sunset	1300 W. Sunset Rd., #1261	Henderson	NV	89014	702.436.2208	702.436.2217 f	7/8/10	7/31/20

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
315	WHS	8,741	Gateway Center at Bronx Terminal Market	651 River Avenue, #Retail D	Bronx	NY	10451	718.585.3024	718.585.3034 f	9/24/10	9/30/20
316	SHP	1,934	Skechers Shape Ups Store	590 5th Avenue	New York	NY	10036	212.966.9303	212.966.9305 f	5/20/10	5/31/11
317	C	2,756	Rivercenter	849 E. Commerce, #297	San Antonio	TX	78205	210.226.2300	210.226.2304 f	8/6/10	8/31/20
318	C	2,553	Walden Center	One Walden Galleria, Space #D-118	Buffalo	NY	14225	716.684.0074	716.684.0769 f	8/6/10	8/5/20
322	SHP	1,899	Hollywood & Orange	6933 Hollywood Blvd.	Hollywood	CA	90028	323.460.6690	323.460.4761 f	12/23/10	11/30/11
323	OTL	3,009	Lake Elsinore Outlets	17600 Collier Avenue, #154B	Lake Elsinore	CA	92530	951.245.2113	951.245.2188 f	5/27/10	5/31/12
324	OTL	3,391	Outlets at Castle Rock	5050 Factory Shops Blvd., #680	Castle Rock	CO	80108	303.814.9500	303.814.9509 f	9/9/10	9/30/20
325	C	2,983	Miracle Mile Shops	3663 Las Vegas Blvd., South, #H-101	Las Vegas	NV	89109	702.207.2360	702.207.2362 f	11/20/10	11/30/20
326	OTL	3,000	The Shops of Grand River	6200 Grand River Blvd., E., #710 (use Space #512 for mailing)	Leeds	AL	35094	205.699.6995	205.699.6998 f	10/28/10	10/31/15
328	C	2,650	Antelope Valley Mall	1233 West Rancho Vista Blvd., #921	Palmdale	CA	93551	661.266.7936	661.266.1213 f	12/3/10	12/31/20
329	C	2,452	Westfield Trumbull	5065 Main St., #231	Trumbull	CT	06611	203.372.0055	203.372.0057 f	12/9/10	1/31/21
330	WHS	6,907	Taylorsville	5443 South Redwood Road	Taylorsville	UT	84101	801.261.5907	801.261.5912 f	9/2/10	9/30/16
331	C	2,571	Scottsdale Fashion Square	7014 East Camelback Road, #2109	Scottsdale	AZ	85251	480.949.2810	480.949.2825 f	3/6/11	1/31/21
332	WHS	24,000	Flamingo Road	1495 East Flamingo Road	Las Vegas	NV	89119	702.836.2070	702.836.2072 f	12/17/10	11/30/15
333	WHS	5,188	Riverside	3880 Chicago Avenue	Riverside	CA	92507	951.784.5933	951.784.5915 f	11/19/10	11/30/13
335	WHS	9,798	Moreno Valley	29800 Eucalyptus Ave.	Moreno Valley	CA	92555	n/a	n/a	n/a	n/a
339	SHP	1,259	Fashion Valley Mall	7007 Friars Road, #228	San Diego	CA	92108	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
340	OTL	3,358	Miromar Outlets	10801 Corkscrew Rd., #404	Estero	FL	33928	239.495.5300	239.495.5083 f	2/4/11	1/31/21
341	C	2,414	Victoria Gardens	12541 North Main St., #3810	Rancho Cucamonga	CA	91739	909.899.0484	909.899.8068 f	3/12/11	3/31/21
342	C	2,700	Westfield Southlake	2162 Southlake Mall, #536	Merrillville	IN	46410	219.769.2567	219.769.2519 f	n/a	n/a
343	SHP	1,662	Westfield Old Orchard	4999 Old Orchard Center, #E-26	Skokie	IL	60077	n/a	n/a	n/a	n/a
344	SHP	2,585	The Forum Shops at Caesars	3500 Las Vegas Blvd., #L21A	Las Vegas	NV	89109	702.433.0560	702.433.0562 f	4/12/11	3/31/21
345	OTL	3,397	Paragon Outlets Grand Prairie	Space 845	Grand Prairie	TX		n/a	n/a	n/a	n/a
346	OTL	3,500	Paragon Outlets Livermore Valley	Space 530	Livermore Valley	CA		n/a	n/a	n/a	n/a
348	C	2,447	Westfield Valley Fair	2855 Stevens Creek Blvd., #A071	Santa Clara	CA	95050	408.557.0438	408.557.8463 f	3/17/11	3/31/21
351	C	2,350	Beachwood Place	26300 Cedar Road, #1115	Beachwood	OH	44122	216.292.5767	216.292.5780 f	4/22/11	4/30/21
352	C	2,511	Kenwood Towne Centre	7875 Montgomery Road, #2327	Cincinnati	OH	45263	n/a	n/a	n/a	n/a
353	C	2,800	Florence Mall	2028 Florence Mall, #1128	Florence	KY	41042	n/a	n/a	n/a	n/a
354	C	2,626	Willowbrook Mall	1400 Willowbrook Mall, #1475	Wayne	NJ	07470	973.837.9220	973.837.9222 f	n/a	n/a
355	C	2,381	Staten Island Mall	2655 Richmond Ave., #1565	Staten Island	NY	10314	718.761.3178	718.761.3280 f	n/a	n/a
356	C	2,700	Mall St. Matthews	5000 Shelbyville Road, #1315	Louisville	KY	40207	n/a	n/a	n/a	n/a
357	WHS	5,624	Hawaiian Gardens	12157 Carson Street	Hawaiian Gardens	CA	90716	n/a	n/a	n/a	n/a
358	WHS	8,102	Westminster	15251 Beach Blvd.	Westminster	CA	92683	n/a	n/a	n/a	n/a
359	OTL	3,135	Tanger Outlets Blowing Rock	278 Shoppes on the Parkway Rd., #62	Blowing Rock	NC	28605	828.295.9100	828.295.9050 f	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
360	OTL	3,595	Lebanon Premium Outlets	273 Outlet Village Blvd.	Lebanon	TN	37090	615.449.9705	615.449.9707 f	n/a	n/a
361	OTL	3,000	Florida Keys Outlet Center	250 E. Palm Dr., #160	Florida City	FL	33034	305.247.0007	305.247.0030 f	n/a	n/a
362	OTL	3,060	Calhoun Premium Outlets	Space #A004	Calhoun	GA		n/a	n/a	n/a	n/a
363	OTL	3,192	Merrimack Premium Outlets	Space #747	Merrimack	NH		n/a	n/a	n/a	n/a
364	OTL	3,000	The Outlet Shoppes at Oshkosh	3001 S. Washburn St., #E70	Oshkosh	WI	54904	n/a	n/a	n/a	n/a
366	OTL	4,000	Tanger Outlets Williamsburg	119 Tanger Drive	Williamsburg	IA	52361	n/a	n/a	n/a	n/a
367	C	2,500	Crossgates Mall	1 Crossgates Mall Road, #B205	Albany	NY	12203	n/a	n/a	n/a	n/a
368	OTL	3,500	Fashion Outlets of Chicago	Space #1160	Rosemont	IL		n/a	n/a	n/a	n/a
369	OTL	6,075	Plaza Mexico	11215 Long Beach Blvd. Building B-5 Suite 1008 / 1009	Lynwood	CA	90262	n/a	n/a	n/a	n/a
370	WHS	7,500	Modesto	Space #32	Modesto	CA		n/a	n/a	n/a	n/a
371	WHS	7,215	Cottonwood Heights	6927 Park Centre Drive	Salt Lake City	UT	84121	n/a	n/a	n/a	n/a
372	WHS	10,000	Natomas Marketplace	3581 Truxel Road	Sacramento	CA	95834	n/a	n/a	n/a	n/a
373	WHS	7,899	Sugarhouse	675 East 2100 South	Salt Lake City	UT	84106	n/a	n/a	n/a	n/a
374	WHS	7,803	Marshalls Plaza	711 2nd Street	San Bernadino	CA	92410	n/a	n/a	n/a	n/a
375	C	2,518	Mayfair Mall	2500 N. Mayfair Road, #610A	Wauwatosa	WI	53226	n/a	n/a	n/a	n/a
376	OTL	3,000	Tanger Outlets Tuscola	D1200 Tuscola Blvd.	Tuscola	IL	61953	n/a	n/a	n/a	n/a
377	WHS	14,016	Orangefair Marketplace	1304 S. Harbor Blvd.	Fullerton	CA	92832	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
378	WHS	8,581	Campbell Fair Plaza	3175 N. Campbell Ave.	Tucson	AZ	85719	n/a	n/a	n/a	n/a
379	WHS	8,690	Burbank Station		Burbank	IL		n/a	n/a	n/a	n/a
380	WHS	9,520	Palm Plaza Shopping Center		Miami	FL		n/a	n/a	n/a	n/a

SKECHERS Store and Corporate Listing

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
1	C	2,200	Manhattan Beach	1121 Manhattan Ave	Manhattan Beach	CA	90266	310.318.3116	310.406.2946 f	6/1/95	2/15/15
2	WHS	10,140	Gardena	19000 S. Vermont Avenue	Gardena	CA	90248	310.327.4600	310.327.5274 f	9/1/95	8/31/15
4R	OTL	4,490	Camarillo Promenade	620 Ventura Blvd., #1311	Camarillo	CA	93010	805.388.1029	805.388.9603 f	4/23/09	1/31/20
5	C	1,531	Galleria at South Bay	1815 Hawthorne Blvd., #112	Redondo Beach	CA	90278	310.370.7769	310.370.0490 f	6/1/96	6/30/16
6	OTL	2,768	Ontario Mills Outlet Mall	1 Mills Circle, #202	Ontario	CA	91764	909.484.8733	909.484.8525 f	11/1/96	1/31/17
7	OTL	2,375	Gilroy Premium Outlets	8300 Arroyo Circle, #B050	Gilroy	CA	95020	408.847.6485	408.847.6685 f	3/28/97	3/31/17
9R	C	2,171	Sunvalley Mall	220A Sunvalley Mall, #A121A	Concord	CA	94520	925.691.5877	925.691.5878 f	7/27/10	1/31/21
10R	OTL	4,001	Arizona Mills	5000 Arizona Mills Circle, #250	Tempe	AZ	85282	480.755.7888	480.755.1261 f	6/28/07	4/30/17
11	OTL	2,300	Woodbury Common Premium Outlets	877 Grapevine Court	Central Valley	NY	10917	845.928.1459	845.928.1456 f	3/27/98	1/31/19
12	C	1,562	Garden State Plaza	1 Garden State Plaza, #1230	Paramus	NJ	07652	201.291.4128	201.291.4134 f	8/15/97	1/31/18
16R	OTL	6,000	Tanger Outlet . Riverhead	Long Island Expressway, Exit 73 Tanger Drive, #1209	Riverhead	NY	11901	631.369.5525	631.369.3906 f	8/7/03	1/31/13
18R	C	3,106	Beverly Center	8500 Beverly Blvd., #643	Los Angeles	CA	90048	310.652.5185	310.652.5037 f	4/30/03	1/31/13
19	OTL	3,197	Milpitas Mills	498 Great Mall Drive	Milpitas	CA	95035	408.719.8155	408.719.8255 f	4/1/98	4/30/15
21R	C	2,019	Irvine Spectrum	71 Fortune Drive, #852	Irvine	CA	92618	949.450.0994	949.450.0995 f	5/1/08	4/30/18
22	C	2,093	The Block at Orange	20 City Blvd. J3, Space #312	Orange	CA	92868	714.978.2951	714.939.6979 f	11/19/98	1/31/19

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
23	WHS	11,000	Tarzana	18143 Ventura Blvd.	Tarzana	CA	91356	818.345.1024	818.345.2018 f	5/1/98	1/31/13
25	OTL	3,000	Wrentham Village Premium Outlets	1 Premium Outlets Blvd., #165	Wrentham	MA	02093	508.384.8001	508.384.1418 f	5/22/98	5/31/15
26	WHS	5,600	Anaheim	1195 N. State College Blvd.	Anaheim	CA	92806	714.956.2477	714.956.2506 f	8/1/98	7/31/13
27	WHS	9,110	Van Nuys	6426 Van Nuys Blvd.	Van Nuys	CA	91401	818.989.2189	818.989.2171 f	6/1/98	6/25/13
28	OTL	1,898	Waikele Premium Outlets	94-792 Lumaina Street, Bldg. 2, #213	Waipahu	HI	96797	808.680.9711	808.680.9239 f	7/23/98	7/31/15
29R	C	1,972	Bridgewater Commons	400 Commons Way, #3475	Bridgewater	NJ	08807	908.685.5808	908.252.1779 f	11/21/08	9/30/18
30	OTL	3,166	Fashion Outlets	32100 Las Vegas Blvd., #432	Primm	NV	89019	702.874.1890	702.874.1895 f	7/15/98	1/31/19
31R	C	3,194	The Oaks	332 W. Hillcrest Drive, #L005	Thousand Oaks	CA	91360	805.557.0166	805.557.0266 f	6/27/08	6/30/18
32	C	1,995	Bayside Marketplace	401 Biscayne Blvd, #2250	Miami	FL	33132	305.358.3583	305.358.8790 f	10/1/98	7/31/12
36	OTL	2,971	Dolphin Mall	11401 N.W. 12th Street, #121	Miami	FL	33172	305.591.2667	305.591.3017 f	3/3/01	2/28/19
38	C	1,982	Glendale Galleria	2234 Glendale Galleria	Glendale	CA	91210	818.543.0741	818.543.0744 f	9/1/98	1/31/12
40	WHS	7,100	San Diego	4475 Mission Blvd., #A	San Diego	CA	92109	858.581.6010	858.581.6222 f	12/1/98	1/31/12
41	OTL	4,073	Katy Mills	28500 Katy Freeway, #671	Katy	TX	77494	281.644.6500	281.644.6501 f	10/28/99	1/31/15
42	OTL	3,846	Concord Mills	8111 Concord Mills Blvd., #694	Concord	NC	28027	704.979.8333	704.979.8330 f	9/16/99	1/31/18
43	C	4,261	Universal City Walk	1000 Universal Center Dr., #V118	Universal City	CA	91608	818.762.9688	818.762.9317 f	3/25/00	3/16/15
44	WHS	10,317	Norwalk	11033 E. Rosecrans Blvd., #A	Norwalk	CA	90650	562.868.7747	562.868.6647 f	4/1/99	4/22/15
45	WHS	10,400	El Monte	12017 E. Garvey Avenue, #A	El Monte	CA	91733	626.454.3600	626.454.3657 f	10/1/99	10/31/09

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
46	OTL	2,912	Jersey Gardens Metro Mall	651 Kapkowski Blvd., #2061	Elizabeth	NJ	07201	908.820.8825	908.820.8826 f	12/4/99	1/31/20
48	C	4,724	New York	140 W. 34th Street	New York	NY	10001	646.473.0490	646.473.0491 f	6/4/00	6/30/17
49	OTL	3,817	Orlando Premium Outlets	8200 Vineland Ave., #1229	Orlando	FL	32821	407.477.0029	407.477.0031 f	6/8/00	1/31/20
50	OTL	4,272	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	443.755.8888	443.755.8885 f	11/17/00	1/31/21
51	OTL	9,000	Las Americas	4345 Camino de la Plaza, #330	San Diego	CA	92173	619.934.7340	619.934.7342 f	11/15/01	11/30/13
52	OTL	3,792	Franklin Mills	1701 Franklin Mills Circle, #202	Philadelphia	PA	19154	215.501.0710	215.501.0713 f	7/26/01	1/31/12
53	OTL	2,011	Desert Hills Premium Outlets	48400 Seminole Drive, #408	Cabazon	CA	92230	951.922.9301	951.922.0852 f	6/29/00	5/31/15
54	WHS	8,932	Westheimer Square Center	6518 Westheimer Road	Houston	TX	77057	713.977.1174	713.977.1386 f	8/2/02	1/31/13
55	OTL	2,389	Folsom Premium Outlets	13000 Folsom Blvd., #1215	Folsom	CA	95630	916.608.2209	916.608.2216 f	8/17/00	7/31/15
56	WHS	9,595	Huntington Park	6202 Pacific Blvd.	Huntington Park	CA	90255	323.582.3293	323.582.0523 f	2/10/01	2/28/13
57	WHS	12,000	Haileah	3301 W. Okeechobee Road	Hialeah	FL	33012	305.817.1970	305.817.1969 f	11/19/00	1/31/16
58	WHS	7,200	San Francisco	2600 Mission Street	San Francisco	CA	94110	415.401.6211	415.401.6215 f	12/17/00	12/31/15
59	WHS	10,000	Houston	8460 Gulf Freeway	Houston	TX	77017	713.847.9327	713.847.9236 f	12/17/00	6/30/16
60	WHS	12,669	Leon Valley	5751 N.W. Loop 410	Leon	TX	78238	210.256.2160	210.256.2161 f	2/8/01	3/31/15
61	WHS	10,400	The Edgewood Center	422 S. Azusa Avenue	Azusa	CA	91702	626.812.0693	626.815.2553 f	5/23/02	5/31/12
63	OTL	3,783	Grapevine Mills	3000 Grapevine Mills Parkway, #G	Grapevine	TX	76051	972.539.3117	972.539.8422 f	6/10/01	1/31/17
64	WHS	10,000	San Antonio	903 S.W. Military Drive	San Antonio	TX	78221	210.927.7864	210.927.7830 f	6/26/01	6/25/16
65	WHS	8,681	Long Beach	2550 Long Beach Blvd.	Long Beach	CA	90806	562.490.2504	562.490.2505 f	6/15/01	6/30/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
66	WHS	9,900	Waterford Lakes Town Center	517 N. Alafaya Trail	Orlando	FL	32828	407.207.1239	407.207.2136 f	3/22/01	3/31/16
67	OTL	3,389	Discover Mills	5900 Sugarloaf Parkway, #225	Lawrenceville	GA	30043	678.847.5155	678.847.5157 f	11/2/01	1/31/12
68	WHS	7,910	Snapper Creek	7174-7186 S.W. 117th Ave.	Miami	FL	33183	305.270.1792	305.270.0941 f	3/24/01	9/30/12
69	WHS	9,853	Miami Gateway	805.825 N.W. 167th Street	Miami	FL	33169	305.627.0535	305.627.0536 f	7/26/01	1/31/12
70	C	3,858	Woodfield Mall	G.308 Woodfield Shopping Center	Schaumburg	IL	60173	847.413.0211	847.413.0234 f	11/1/01	1/31/21
71	C	3,200	The Shops at Willow Bend	6121 West Park Blvd., #B116	Plano	TX	75093	469.366.0149	469.366.0151 f	8/3/01	1/31/13
75	OTL	3,583	Colorado Mills	14500 W. Colfax Avenue, #259	Lakewood	CO	80401	720.497.0141	720.497.0143 f	11/14/02	1/31/13
77	C	3,750	Third Street Promenade	1343 3rd Street Promenade	Santa Monica	CA	90401	310.899.0151	310.899.9840 f	8/17/01	5/31/21
78	OTL	5,282	Belz Canovanas	18400 State Rd. #3, Space #051	Canovanas	PR	00729	787.886.0505	787.886.0515 f	8/16/01	8/31/13
79	OTL	5,000	Las Vegas Outlet Center	7400 Las Vegas Blvd., South, #241	Las Vegas	NV	89123	702.492.0592	702.492.0594 f	7/25/01	7/31/16
80	OTL	3,500	Tanger Outlet . San Marcos	4015 Interstate 35 South, #1070	San Marcos	TX	78666	512.353.4045	512.353.4012 f	7/14/01	7/31/16
81	C	1,800	Partridge Creek	17420 Hall Road, #142	Clinton Township	MI	48038	586.226.0804	586.226.0809 f	10/18/07	1/31/17
82	OTL	4,585	Tanger Outlet . Lancaster	201 Stanley K. Tanger Blvd.	Lancaster	PA	17602	717.393.2997	717.393.4791 f	11/21/01	11/30/16
83	WHS	9,666	Los Angeles	5191 Whittier Boulevard	Los Angeles	CA	90022	323.264.4700	323.264.4746 f	12/19/01	12/31/11
84	WHS	13,305	El Cerrito	5805 Cutting Blvd.	El Cerrito	CA	94530	510.235.1123	510.235.1218 f	9/20/01	4/30/13
86	OTL	3,500	Tanger Outlet Center . Kittery II	360 US Route 1, #101	Kittery	ME	03904	207.439.0556	207.439.3049 f	6/20/03	5/31/13
87	C	2,400	Twelve Oaks	27500 Novi Road, #126	Novi	MI	48377	248.380.7020	248.380.7224 f	9/28/07	1/31/17
88	OTL	6,000	Queens Place	88.01 Queens Blvd., #121	Queens Center	NY	11373	718.699.2773	718.699.0683 f	11/2/01	9/30/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
89	OTL	3,511	The Outlet Shoppes at El Paso	7051 S. Desert Blvd., #A-145	Canutillo	TX	79835	915.877.2002	915.877.2086	10/10/07	10/31/12
90	C	2,995	The Plaza at the King of Prussia	160 North Gulph Road, #2057	King of Prussia	PA	19406	610.337.7366	610.337.7822 f	11/15/01	3/31/16
91	WHS	10,512	Fresno	86 E. Shaw Avenue	Fresno	CA	93710	559.221.0399	559.221.0699 f	5/3/02	5/31/12
92	C	3,707	Mall of America	214 North Garden	Bloomington	MN	55425	952.854.3000	952.854.8515 f	7/19/02	7/31/12
93	OTL	3,414	Carlsbad Premium Outlets	5610 Paseo Del Norte, #105	Carlsbad	CA	92008	760.918.0040	760.918.0057 f	5/16/02	5/31/12
94	OTL	3,500	Tanger Outlet Center Wisconsin Dells	210 Gasser Road, #1030	Baraboo	WI	53913	608.253.2024	608.253.2025 f	7/28/06	7/31/16
95	C	3,019	Florida Mall	8001 S. Orange Blossom Trail, #312	Orlando	FL	32809	407.851.0900	407.851.6773 f	8/24/02	1/31/13
96	OTL	4,527	Tanger Outlet . Myrtle Beach	10827 Kings Road, #895	N. Myrtle Beach	SC	29572	843.449.7473	843.449.6684 f	6/28/02	6/30/12
97	WHS	8,000	Washington Square	4801 W. North Ave.	Chicago	IL	60639	773.489.9901	773.489.9902 f	3/13/03	5/31/13
99	OTL	4,550	Steinway Street	31.01 Steinway Street	Astoria	NY	11103	718.204.0040	718.204.2583 f	4/11/02	1/31/12
100	C	6,372	Times Square . Reuters Building	3 Times Square	New York	NY	10036	212.869.9550	212.869.9548 f	1/11/03	8/31/17
102	WHS	8,000	El Paso	6100 Montana Avenue, #A	El Paso	TX	79925	915.774.0002	915.774.0026 f	3/6/03	4/30/13
103	C	2,781	Houston Galleria II	5085 Westheimer, #B3615	Houston	TX	77056	713.623.8660	713.623.0784 f	6/27/03	1/31/14
104	C	3,165	Tyson’s Corner	1961 Chain Bridge Rd., #D12L	McLean	VA	22102	703.790.5520	703.790.5542 f	10/4/02	10/31/12
107	C	3,247	Ala Moana Shopping Center	1450 Ala Moana Blvd, #2033	Honolulu	HI	96814	808.941.0660	808.941.0664 f	10/4/02	1/31/12
111	OTL	3,001	Grove City Premium Outlets	Grove City Factory Shops #1020 1911 Leesburg-Grove City Road	Grove City	PA	16127	724.748.3547	724.748.4674 f	11/14/02	11/30/12
112	C	2,846	Roosevelt Fields	630 Old Country Road, #1064	Garden City	NY	11530	516.873.7267	516.873.8029 f	1/13/03	1/31/13
113	WHS	7,200	McLendon Plaza	10255 N. Freeway #F	Houston	TX	77037	281.999.5796	281.999.0317 f	5/1/03	4/30/14

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
114	OTL	3,155	Las Vegas Premium Outlet	905 S. Grand Central Parkway, #1720	Las Vegas	NV	89106	702.383.4061	702.383.4063 f	8/1/03	7/31/13
116	C	2,500	Town Center at Boca Raton	6000 Glades Rd. #1131	Boca Raton	FL	33431	561.368.1622	561.368.1760 f	2/13/03	2/28/13
119	WHS	11,250	Southgate Mall	4260 Florin Rd., #B103	Sacramento	CA	95823	916.424.8783	916.424.8744 f	6/20/03	4/30/13
120	WHS	10,251	Pavilions at San Mateo	4900 Cutler Ave. NE, #E1	Albuquerque	NM	87110	505.884.1191	505.884.8077 f	5/29/03	5/31/13
121	OTL	3,894	Tanger Outlet Center Five Oaks	1645 Parkway, #1390	Sevierville	TN	37862	865.453.9911	865.453.9916 f	8/14/03	7/31/13
122	WHS	8,196	Pine Trail Square Mall	1951 A North Military Trail	West Palm Beach	FL	33409	561.681.6831	561.681.6841 f	8/7/03	8/31/13
123	OTL	3,200	Jackson Outlet Village	537 Monmouth Road, Suite 116A, Space 142	Jackson	NJ	08527	732.928.3636	732.928.6906 f	11/20/03	5/31/13
124	OTL	3,000	St. Augustine Outlet Center	2700 State Road 16, #813	St. Augustine	FL	32092	904.819.9376	904.819.9381 f	7/17/03	7/31/13
125	OTL	3,718	Carolina Premium Outlets	1025 Industrial Park Drive, #740	Smithfield	NC	27577	919.989.2133	919.989.3014 f	6/21/03	6/30/13
126	C	2,486	Fashion Show Las Vegas	3200 Las Vegas Boulevard, South, #1240	Las Vegas	NV	89109	702.696.9905	702.696.1247 f	11/15/03	1/31/14
129	WHS	8,624	Clearwater Mall	2663 Gulf To Bay Blvd., #910	Clearwater	FL	33759	727.791.4048	727.726.6092 f	10/30/03	10/31/13
130	OTL	3,500	Tanger Outlet Center Charleston	4840 Tanger Outlet Blvd., #501	Charleston	SC	29418	843.554.8175	843.554.8177 f	8/4/06	8/31/16
132	WHS	5,512	Aurora City Place	130 S. Abilene St., SM.3	Aurora	CO	80012	303.344.5767	303.367.2552 f	7/24/03	7/31/13
133	C	2,553	The Corner Mall	417 Washington St.	Boston	MA	02108	617.423.0412	617.423.2875 f	9/25/03	7/31/13
134	WHS	6,150	Dale Mabry	3804 W. Linebaugh Ave., UPS SHIPMENTS: Use Zip Code 33624	Tampa	FL	33618-8702	813.265.9133	813.960.9385 f	11/3/03	10/31/13
135	OTL	3,065	Fashion Outlets of Niagara	1900 Military Road, #12	Niagara Falls	NY	14304	716.297.5464	716.297.4275 f	7/31/03	7/31/13
139	OTL	3,380	Silver Sands Factory Stores	10676 Emerald Coast Parkway West, #139	Destin	FL	32550	850.650.0387	850.650.0951 f	7/2/03	7/31/13
140	WHS	8,891	North Creek Plaza	7901 San Dario Avenue, #A	Laredo	TX	78045	956.796.1531	956.729.1862 f	3/1/07	2/29/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
141	OTL	3,399	Potomac Mills	2700 Potomac Mills Circle, #555	Prince William	VA	22192	703.490.5546	703.490.5760 f	5/28/04	1/31/15
142	OTL	3,748	Sawgrass Mills	12801 West Sunrise Blvd., #539	Sunrise	FL	33323	954.838.9337	954-838.0162 f	7/23/04	1/31/15
143	OTL	3,159	St. Louis Mills	5555 St. Louis Mills Blvd., #532	Hazelwood	MO	63042	314.227.5868	314.227.5870 f	5/21/04	1/31/15
144	OTL	3,287	Jersey Shore Premium Outlets	1 Premium Blvd., #221	Tinton Falls	NJ	07753	732.695.1919	732.695.1944 f	11/13/08	1/31/14
145	OTL	3,214	Seattle Premium Outlets	10600 Quil Ceda Blvd., #715	Tulalip	WA	98271	360.716.3886	360.716.3888 f	5/5/05	5/31/15
146	OTL	3,500	Tanger Outlet Center Foley	2601 S McKenzie St., #488	Foley	AL	36535	251-943-9101	251-943-9104 f	11/18/05	11/30/15
147	OTL	4,000	Rehoboth I Tanger Outlets	35000 Midway Outlet Drive, #204	Rehoboth Beach	DE	19971	302.644.6834	302.644.6836 f	7/1/05	6/30/15
148	OTL	3,600	Locust Grove Tanger Outlet Center	1000 Tanger Drive, #408	Locust Grove	GA	30248	770.288.2011	770.288.2016 f	8/19/05	8/31/15
149	OTL	3,380	Great Lakes Crossing	Store Address: 4000 Baldwin Road, Shipping Address: 4544 Baldwin Road	Auburn Hills	MI	48326	248.972.0807	248.972.0829 f	6/8/05	1/31/15

150	OTL	2,498	North Georgia Premium Outlets	800 Highway 400 South, #1050	Dawsonville	GA	30534	706.216.1262	706.216.1362 f	7/15/05	7/31/15
151	OTL	3,168	Clinton Crossing Premium Outlets	20-A Killingworth Turnpike, #410	Clinton	CT	06413	860.664.3833	860.664.3848 f	8/4/05	7/31/15
152	C	3,045	Bellevue Square	575 Bellevue Square, #240	Bellevue	WA	98004	425.688.7601	425.688.7606 f	7/29/05	6/30/15
153	OTL	3,350	Tilton	120 Laconia Road, #306	Tilton	NH	03276-5238	603.286.1247	603.286.9314 f	8/19/05	8/31/12
154	OTL	3,320	Round Rock Premium Outlets	4401 North IH-35, #729	Round Rock	TX	78664	512.869.3090	512.819.9080 f	8/3/06	8/31/16
155	C	2,700	Gaslamp	480 5th Avenue, #2-110 and 2-111	San Diego	CA	92101	619.238.0912	619.238.4749 f	6/29/06	8/31/16
156	C	1,995	Burbank Collection	152 E. Palm Ave., #214	Burbank	CA	91502	818.524.2106	818.524.2108 f	2/26/09	1/31/19
157	OTL	3,569	Branson Tanger Outlet Center	300 Tanger Boulevard, #501	Branson	MO	65616	417.339.1304	417.339.1308 f	8/31/05	8/31/15
158	C	2,012	The Pier at Ceasars	One Atlantic Ocean, #BW-236	Atlantic City	NJ	08401	609.345.7980	609.449.0369 f	10/19/06	12/31/16

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
159	C	2,370	Westfield Topanga Plaza	6600 Topanga Canyon Blvd., #43A	Canoga Park	CA	91303	818.887.1827	818.887.5740 f	3/1/07	6/30/17
160	C	2,360	Vegas Town Square	6605 South Las Vegas Blvd., #B-139	Las Vegas	NV	89119	702.361.8958	702.407.8463 f	11/14/07	11/30/17
161	C	2,456	North Park Center	2112 NorthPark Center	Dallas	TX	75225	214.360.9303	214.360.9609 f	4/7/06	4/30/16
162	OTL	4,250	Rio Grande Outlet Center	5001 East Expressway 83, Suite #712	Mercedes	TX	78570	956.565.2011	956.565.2034 f	11/2/06	11/30/16
163	OTL	3,600	Park City Factory Outlets — Tanger	6699 North Landmark Dr.	Park City	UT	84098	435.655.3912	435.655.3917 f	1/20/06	1/31/16
164	OTL	3,075	Osage Beach Premium Outlets	4540 Highway 54 Space Q1	Osage Beach	MO	65065	573.348.1883	573.348.4425 f	5/19/06	5/31/16
165	C	2,531	Hollywood & Highland Center	6801 Hollywood Boulevard, #B3-326B	Hollywood	CA	90028	323.382.0108	323.382.0124 f	6/28/06	4/30/16
166	C	2,700	Summit Sierra	13985 S Virginia St., #803	Reno	NV	89511	775.853.3330	775.853.3371 f	10/4/06	10/31/16
167	C	1,803	Del Amo Fashion Center (Soho Lab)	3 Del Amo Fashion Center, #83	Torrance	CA	90503	310.793.2474	310.793.2484 f	9/14/06	1/31/17
168	C	2,465	Tempe Market Place	2000 E. Rio Salado Parkway, #1074	Tempe	AZ	85281	480.966.2663	480.966.2664 f	8/23/07	8/31/17
169	C	2,708	Queens Center Mall	90-15 Queens Blvd., #2008	Elmhurst	NY	11373	718.592.4073	718.592.2418 f	7/20/06	1/31/17
170	C	2,322	Woodbridge Center	2335 Woodbridge Center	Woodbridge	NJ	07095	732.726.0920	732.726.0938 f	8/30/06	1/31/17
172	OTL	3,515	Atlantic City Outlets	121 N. Arkansas, #316	Atlantic City	NJ	08401	609.344.2850	609.344.2852 f	8/30/07	7/31/17
173	OTL	3,500	Orlando Premium Outlets International Drive	4967 International Dr., #3A-4.1	Orlando	FL	32819	407.370.2945	407.370.2947 f	8/11/07	8/31/17
174	C	2,500	Cherry Creek	3000 East First Ave., #134	Denver	CO	80206	303.333.1864	303.333.1871 f	9/28/06	1/31/16
175	C	2,247	International Plaza	2223 N. West Shore Blvd., #184	Tampa	FL	33607	813.871.5970	813.871.5973 f	10/5/06	1/31/16
176	C	2,483	Promenade Shops at Dos Lagos	2785 Cabot Drive, #7-145	Corona	CA	92883	951.277.0484	951.277.1255 f	1/18/07	1/31/17

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
177	C	2,587	Arrowhead Towne Center	7700 West Arrowhead Towne Center, #1061	Phoenix	AZ	85308	623.979.9040	623.979.9626 f	10/11/06	10/31/16
178	C	2,184	Tyrone Square	6901 22nd Avenue North, #492A	St. Petersburg	FL	33710	727.345.1061	727.345.3630 f	12/7/06	1/31/17
179	OTL	3,500	Albertville Premium Outlets	6415 Labeaux Ave NE, #B230	Albertville	MN	55301	763.488.1556	763.488.1557 f	9/21/06	9/30/16
180	C	2,359	Northshore Mall	210 Andover St. #E125	Peabody	MA	01960	978.531.7019	978.531.7046 f	4/24/08	1/31/19
181	C	1,735	Mall at Rockingham	99 Rockingham Park Blvd., #E-159	Salem	NH	03079	603.893.1697	603.893.2348 f	1/10/2007	1/31/17
182	C	2,332	Mall of New Hampshire	1500 S. Willow Street, #S-165	Manchester	NH	03103	603.629.9647	603.629.9659 f	11/29/06	1/31/17
183	C	1,858	Solomon Pond	601 Donald Lynch Blvd., #S-132	Marlborough	MA	01752	508.481.8042	508.481.8627 f	1/17/07	1/31/17
184	C	2,009	Anaheim Gardenwalk	321 West Katella Ave., #143	Anaheim	CA	92802	714.533.9621	714.533.3779 f	5/29/08	5/31/18
185	OTL	3,066	Hilton Head Factory Outlet Center	1414 Fording Island Road, #A130	Bluffton	SC	29910	843.837.2344	843.837.2347 f	3/15/07	3/31/12
186	OTL	3,500	Gonzales Outlet Center	2210 S. Tanger Blvd., #205	Gonzales	LA	70737	225.644.4555	225.644.3248 f	11/20/07	11/30/12
187	OTL	3,500	Tanger Outlet Center, Washington, PA	2200 Tanger Blvd., #701	Washington	PA	15301	724.228.8823	724.228.8825 f	8/29/08	8/31/13
188	WHS	7,087	Valley Plaza Shopping Center	1523 West Main Street, Suite A	El Centro	CA	92243	760.353.8873	760.353.5911 f	12/7/06	12/31/16
189	C	2,499	Freehold Raceway Mall	3710 Route 9, Space #G-220	Freehold	NJ	07728	732.625.1451	732.625.1456 f	2/21/07	12/31/16
190	OTL	3,000	Chicago Premium Outlets	1650 Premium Outlets Blvd., #207	Aurora	IL	60502	630.236.1118	630.236.1120 f	6/21/07	4/30/17
191	C	2,500	Meadowlands Xanadu	300 Paterson Plank Road East, #31020, Building C	East Rutherford	NJ	07073	n/a		n/a	n/a
192	OTL	3,302	Pleasant Prairie Premium Outlet 1	11211 120th Ave., #579	Pleasant Prairie	WI	53158	262.857.9250	262.857.9470 f	3/22/07	3/31/17
193	C	1,920	Barton Creek Square	2901 Capital of Texas Highway, #N01C	Austin	TX	78746	512.732.1882	512.732.1821 f	8/23/07	1/31/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
194	C	1,909	Pheasant Lane Mall	310 Daniel Webster Highway, #W267A	Nashua	NH	03060	603.891.1031	603.891.1045 f	4/5/07	1/31/18
195	C	2,412	Edison Mall	4125 Cleveland Ave., #1470B	Fort Myers	FL	33901	239.939.4911	239.939.2533 f	5/24/07	1/31/18
196	OTL	3,000	Leesburg Corner Premium Outlets	241 Fort Evans Road, NE, #1233	Leesburg	VA	20176	703.779.2650	703.779.8497 f	5/17/07	4/30/17
197	OTL	3,497	Philadelphia Premium Outlets	18 Lightcap Road, #1071	Pottstown	PA	19464	610.326.9733	610.326.9735 f	11/8/07	11/30/12
198	OTL	3,500	Tanger Outlet Center Barstow	2796 Tanger Way, #350	Barstow	CA	92311	760.253.3707	760.253.3708 f	12/13/07	12/31/12
199	C	1,992	Arden Fair	1689 Arden Way, #2042	Sacramento	CA	95815	916.925.0980	916.925.8122 f	5/24/07	5/31/17
200	C	2,658	Aventura Mall	19575 Biscayne Blvd., #1323	Aventura	FL	33180	305.682.9221	305.682.9224 f	6/28/07	3/31/17
201	C	2,414	Northgate Mall	401 NE Northgate Way, #533C	Seattle	WA	98125	206.362.2930	206.362.3865 f	10/30/07	1/31/18
202	C	2,000	The Shops at Mission Viejo	555 The Shops at Mission Viejo, #934B	Mission Viejo	CA	92691	949.365.1256	949.365.0734 f	8/15/07	1/31/18
203	C	2,132	Plaza Bonita	3030 Bonita Plaza Road, #2276	National City	CA	91950	619.267.8053	619.267.2384 f	7/1/08	1/31/19
204	C	2,259	South Park Center	500 Southpark Center Drive, #HL68	Strongsville	OH	44136	440.238.6517	440.238.6533 f	5/24/07	1/31/18
206	C	1,986	Great Northern Mall	4954 Great Northern Mall Blvd., #802	North Olmstead	OH	44070	440.734.3465	440.734.3630 f	8/16/07	1/31/18
208	OTL	2,750	North Bend Factory Stores	461 South Fork Ave., #421A1	North Bend	WA	98045	425.888.8860	425.888.8863 f	5/24/07	5/31/17
209	OTL	2,426	Factory Store at Camarillo Outlet	740 E. Ventura Blvd., #512	Camarillo	CA	93010	805.389.7424	805.389.7430 f	6/21/07	6/30/17
210	C	2,527	Dadeland Mall	7535 Dadeland Mall, #3030	Miami	FL	33156	786.268.1088	786.268.1168 f	8/9/07	1/31/18
211	C	2,003	Cielo Vista Mall	8401 Gateway Blvd. West, #G04A	El Paso	TX	79925	915.781.7766	915.781.7765 f	5/8/08	1/31/19
212	WHS	8,998	Hillside Plaza	725 Broadway (Route 1 South)	Saugus	MA	01906	781.231.1000	781.231.1162 f	10/16/07	8/31/17
213	WHS	6,000	Pacific Town Center	850 W. Hammer Lane	Stockton	CA	95210	209.952.4519	209.952.5861 f	9/22/07	8/31/12

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
215	C	2,310	Annapolis Mall	2002 Annapolis Mall, #1225	Annapolis	MD	21401	410.573.9229	410.573.9433 f	11/1/07	1/31/18
216	C	2,707	Altamonte Mall	451 Altamonte Ave., #1341	Altamonte Springs	FL	32701	407.332.7362	407.332.7908 f	5/15/08	1/31/19
217	C	2,186	Riverchase Galleria	3000 Riverchase Galleria, #286	Hoover	AL	35244	205.560.0695	205.560.0697 f	10/21/07	1/31/08
218	C	2,164	North Point Mall	1000 North Point Circle, #2032	Alpharetta	GA	30022	770.667.2253	770.667.2071 f	11/15/07	1/31/18
219	C	2,381	Augusta Mall	3450 Wrightsboro Road, #2510	Augusta	GA	30909	706.736.1070	706.736.1072 f	10/19/07	1/31/18
220	C	2,080	Meadowood Mall	5420 Meadowood Mall Circle, #C104	Reno	NV	89502	775.828.9400	775.828.9403 f	3/13/08	1/31/18
221	C	1,997	Chandler Fashion Center	3111 W. Chandler Blvd., #2436	Chandler	AZ	85226	480.963.8600	480.963.8610 f	11/8/07	11/30/17
222	C	7,800	San Francisco	200 Powell Street	San Francisco	CA	94102	415.986.7044	415.986.7056 f	10/16/08	10/31/18
223	WHS	7,102	Baldridge Commons	350 N. Dysart Road, Suites 205, 207, 208, & 209	Goodyear	AZ	85338	623.932.2027	623.932.3770 f	4/17/08	1/31/13
224	OTL	3,196	Houston Premium Outlets	29300 Hempstead Road, #0861	Cypress	TX	77433	281.758.1830	281.758.1639 f	3/27/08	1/31/14
225	C	2,569	Perimeter Mall	4400 Ashford-Dunwoody Rd., #1035	Atlanta	GA	30346	770.396.4221	770.396.4082 f	4/3/08	1/31/19
226	C	2,002	The Oaks Mall Florida	6215 Newberry Road, #H6	Gainesville	FL	32605	352.332.2473	352.332.2708 f	9/18/08	1/31/19
227	C	2,500	Pembroke Lakes Mall	11401 Pines Blvd., #426	Pembroke Pines	FL	33026	954.447.1449	954.447.1491 f	6/13/09	1/31/20
228	C	2,174	Coastland Center	1900 North Tamiami Trail, #H5	Naples	FL	34102	239.261.3449	239.262.2692 f	6/12/08	1/31/19
229	C	3,035	The Palmer House Hilton Retail Development	17 East Monroe St., #S-6 SHIPPING ADDRESS: 105 S. State Street	Chicago	IL	60603	312.346.2302	312.346.2387 f	5/1/08	6/30/23
230	C	2,623	Westfield Southcenter	816 Southcenter Mall, #1140	Tukwila	WA	98188	206.246.2459	206.246.0662 f	7/25/08	1/31/19
231	OTL	3,500	Williamsburg Premium Outlets	5555 Richmond Rd., #G140	Williamsburg	VA	23188	757.220.3813	757.220.4824 f	4/17/08	4/30/18
232	OTL	3,500	Puerto Rico Premium Outlets	1 Premium Outlets Blvd., #520	Barceloneta	PR	00617	787.970.0134	787.970.0136 f	11/14/08	11/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
233	OTL	3,542	Hagerstown Premium Outlets	495 Premium Outlets Blvd., #565	Hagerstown	MD	21740	240.420.0050	240.420.0052 f	3/13/09	3/31/19
234	OTL	3,941	Ellenton Premium Outlets	5173 Factory Shops Blvd., #850	Ellenton	FL	34222	941.722.6700	941.722.6771 f	5/14/10	5/31/20
235	OTL	3,195	Birch Run Premium Outlets	12240 South Beyer Rd., #V011	Birch Run	MI	48415	989.624.9336	989.624.9526 f	4/10/08	4/30/18
236	C	2,500	Westgate City Center	9404 W. Westgate Blvd., #C107	Glendale	AZ	85305	623.772.1717	623.772.1919 f	1/18/08	1/31/18
237	C	2,694	SanTan Village	2174 East Williams Field Road, #538	Gilbert	AZ	85296	480.857.2442	480.857.8227 f	3/27/08	3/31/18
238	C	2,660	Greenwood Park Mall	1251 U.S. Highway 31 N, #C08C	Greenwood	IN	46142	317.885.9470	317.885.9471 f	4/17/08	1/31/19
239	C	2,600	The Avenues	10300 Southside Blvd., #1090A	Jacksonville	FL	32256	904.363.2838	904.363.2928 f	5/22/08	1/31/19
241	C	3028 Ground Floor 1728 Basement 1300	Union Square	15 Union Square West, #C	New York	NY	10003	212.647.8891	212.647.8893 f	12/6/08	4/30/19
242	C	2,300	Westfield Galleria at Roseville	1151 Galleria Blvd., #2085	Roseville	CA	95678	916.782.1404	916.782.1462 f	7/11/09	1/31/20
243	OTL	3,000	Preferred Outlets at Tulare	1549 Retherford St., #C075	Tulare	CA	93274	559.684.7478	559.684.7495 f	11/6/09	1/31/11
247	OTL	3,040	The Legends at Sparks Marina	1350 Scheels Drive, #138	Sparks	NV	89434	775.358.4082	775.358.7528 f	6/18/09	1/31/20
248	OTL	3,361	Lighthouse Place Premium Outlets	601 Wabash St., #G030	Michigan City	IN	46360	219.878.0525	219.878.0527 f	8/28/08	1/31/19
249	OTL	4,000	The Crossings Factory Outlets	1000 Route 611, #D04	Tannersville	PA	18372	570.629.4210	570.629.5017 f	9/25/08	1/31/19
250	OTL	3,503	Tanger Outlets at The Arches	964 The Arches Circle	Deer Park	NY	11729	631.667.1620	631.667.1470 f	6/18/10	4/30/11
251	OTL	3,000	Tanger Factory Outlets at Commerce	800 Steven B Tanger Blvd., #1210	Commerce	GA	30529	706.336.8471	706.336.8483 f	4/24/09	4/30/14
252	OTL	3,727	Tanger Factory Outlets at Myrtle Beach Hwy 501	4633 Factory Stores Blvd., #C170	Myrtle Beach	SC	29579	843.236.8085	843.236.6650 f	9/4/08	9/30/13
254	OTL	3,500	Tanger Outlet Center — Mebane	4000 Arrowhead Blvd., #240	Mebane	NC	27301	919.304.1671	919.304.1659 f	11/5/10	11/30/15
255	OTL	3,154	Prime Outlets Jeffersonville	8000 Factory Shops Blvd., #620	Jeffersonville	OH	43128	740.948.2048	740.948.2036 f	9/4/08	9/30/18

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
256	OTL	3,517	The Outlet Shoppes at Oklahoma City	7642 W. Reno Avenue, #D-405	Oklahoma City	OK	73128	n/a	n/a	n/a	n/a
257	WHS	6,000	Nellis Plaza	305 N. Nellis Blvd., #105	Las Vegas	NV	89110	702.437.7676	702.437.7141 f	11/28/08	1/31/14
258	C	2,312	Tucson Mall	4500 N. Oracle Road, #217	Tucson	AZ	85705	520.293.2355	520.293.2257 f	3/20/09	3/31/19
259	C	2,500	Lincoln Road	730 Lincoln Road	Miami	FL	33139	305.673.9601	305.674.8268 f	8/1/09	3/31/19
260	C	3,252	Natick Collection	1245 Worcester Street, #4066	Natick	MA	01760	508.651.0569	508.651.4174 f	11/26/08	10/31/18
261	C	2,227	Park Meadows	8405 Park Meadows Center Dr., #1170 (mail should be sent to #1081)	Lone Tree	CO	80124	720.873.2800	720.873.2819 f	11/13/08	11/30/18
262	OTL	3,679	Gaffney Premium Outlets	1 Factory Shops Blvd., #440	Gaffney	SC	29341	864.487.9535	864.487.9537 f	3/13/09	3/31/19
263	OTL	3,780	Outlet Marketplace	5269 International Dr., #A4-C	Orlando	FL	32819	407.351.2902	407.351.2964 f	2/13/09	2/28/14
264	OTL	3,000	Tanger Outlets Howell	1475 N. Burkhart Road, #H120	Howell	MI	48855	517.545.5715	517.545.5717 f	3/19/09	3/31/14
265	OTL	4,500	Waterloo Premium Outlets	655 State Route 318, #A016	Waterloo	NY	13165	315.539.0040	315.539.0357 f	8/5/10	8/31/11
266	OTL	3,500	Edinburgh Premium Outlets	11741 North Executive Drive, #B85	Edinburgh	IN	46124	812.526.5044	812.526.5147 f	3/27/09	1/31/20
267	OTL	3,300	Allen Premium Outlets	820 West Stacy Road, #430	Allen	TX	75013	972.678.4020	972.678.4022 f	6/18/10	1/31/21
268	OTL	3,848	Citadel Outlets	100 Citadel Drive, #426	Commerce	CA	90040	323.832.9884	323.832.9870 f	5/22/09	5/31/19
269	OTL	2,850	Vacaville Premium Outlets	321 Nut Tree Road, #131H	Vacaville	CA	95687	707.451.3768	707.451.3785 f	5/22/09	1/31/20
274	OTL	3,265	Cincinnati Premium Outlets	619 Premium Outlet Drive	Monroe	OH	45050	513.539.9116	513.539.9126 f	8/6/09	1/31/20
285R	OTL	4,636	Gurnee Mills	6170 West Grand Avenue, #545	Gurnee	IL	60031	847.855.0597	847.855.0705 f	n/a	n/a
286	OTL	3,506	The Outlets at Zion	250 North Red Cliffs Drive, #25	St. George	UT	84790	435.673.2160	435.688.2084 f	7/24/09	7/10/11

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
287	WHS	12,000	Rosedale Highway	5951 Rosedale Highway	Bakersfield	CA	93308	661.325.1683	661.325.0644 f	8/8/09	6/30/11
289	C	2,301	The Strand at Huntington Beach	180 Fifth St., #110	Huntington Beach	CA	92648	714.969.2101	714.969.2123 f	11/21/09	11/30/19
293	OTL	2,840	The Outlets at Hershey	116 Outlet Square	Hershey	PA	17033	717.533.8700	717.533.8702 f	2/18/10	2/28/15
294	C	2,252	Easton Town Center	3992 Gramercy Street, #724	Columbus	OH	43219	614.470.6889	614.470.6895 f	3/12/10	1/31/21
295	C	2,497	Westfield Valencia Town Center	24201 West Valencia Blvd., #1050	Valencia	CA	91355	661.284.6137	661.284.7752 f	3/3/10	3/31/20
298	WHS	10,000	Center City	301 Main Street, #124 — 132	Paterson	NJ	07505	973.278.1021	973.278.1404 f	1/7/10	1/31/11
302	C	2,943	Lenox Square	3393 Peachtree Rd, #4046E	Atlanta	GA	30326	404.816.1901	404.816.1934 f	5/13/10	5/31/20
303	C	1,926	SouthPark Mall	4400 Sharon Rd., #G40	Charlotte	NC	28211	704.364.2177	704.364.2261 f	5/6/10	5/31/20
304	C	1,088	Orlando International Airport	9331 E. Airport Blvd.	Orlando	FL	32827	407.825.3208	407.825.3231 f	5/6/10	9/30/12
305	WHS	8,900	Route 22	115 Route 22 East	Springfield	NJ	07081	973.376.1791	973.376.1793 f	2/19/10	2/28/16
306	SHP	1,739	Santa Monica Place	395 Santa Monica Place, #210	Santa Monica	CA	90401	310.451.5327	310.451.5328 f	8/6/10	8/1/15
307	OTL	3,550	Johnson Creek Premium Outlets	575 W. Linmar Lane, #B-160	Johnson Creek	WI	53038	920.699.3561	920.699.3581 f	3/25/10	3/31/11
308	OTL	4,033	Aurora Farms Premium Outlets	549 South Chillicothe Road, #260	Aurora	OH	44202	330.562.0791	330.562.0796 f	3/18/10	3/31/11
309	OTL	6,765	Bergen Town Center	2701 Bergen Town Center, #8	Paramus	NJ	07652	201.843.4595	201.843.4379 f	5/28/10	5/31/15
310	C	2,232	Palisades Center	1000 Palisades Center Drive, #B115	West Nyack	NY	10994	845.353.7393	845.353.7396 f	6/24/10	6/23/20
311	C	1,951	Promenade Temecula	40820 Winchester Rd., #2255	Temecula	CA	92591	951.296.1284	951.296.3326 f	7/14/10	7/31/20
312	C	1,940	Galleria at Sunset	1300 W. Sunset Rd., #1261	Henderson	NV	89014	702.436.2208	702.436.2217 f	7/8/10	7/31/20

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
315	WHS	8,741	Gateway Center at Bronx Terminal Market	651 River Avenue, #Retail D	Bronx	NY	10451	718.585.3024	718.585.3034 f	9/24/10	9/30/20
316	SHP	1,934	Skechers Shape Ups Store	590 5th Avenue	New York	NY	10036	212.966.9303	212.966.9305 f	5/20/10	5/31/11
317	C	2,756	Rivercenter	849 E. Commerce, #297	San Antonio	TX	78205	210.226.2300	210.226.2304 f	8/6/10	8/31/20
318	C	2,553	Walden Center	One Walden Galleria, Space #D-118	Buffalo	NY	14225	716.684.0074	716.684.0769 f	8/6/10	8/5/20
322	SHP	1,899	Hollywood & Orange	6933 Hollywood Blvd.	Hollywood	CA	90028	323.460.6690	323.460.4761 f	12/23/10	11/30/11
323	OTL	3,009	Lake Elsinore Outlets	17600 Collier Avenue, #154B	Lake Elsinore	CA	92530	951.245.2113	951.245.2188 f	5/27/10	5/31/12
324	OTL	3,391	Outlets at Castle Rock	5050 Factory Shops Blvd., #680	Castle Rock	CO	80108	303.814.9500	303.814.9509 f	9/9/10	9/30/20
325	C	2,983	Miracle Mile Shops	3663 Las Vegas Blvd., South, #H-101	Las Vegas	NV	89109	702.207.2360	702.207.2362 f	11/20/10	11/30/20
326	OTL	3,000	The Shops of Grand River	6200 Grand River Blvd., E., #710 (use Space #512 for mailing)	Leeds	AL	35094	205.699.6995	205.699.6998 f	10/28/10	10/31/15
328	C	2,650	Antelope Valley Mall	1233 West Rancho Vista Blvd., #921	Palmdale	CA	93551	661.266.7936	661.266.1213 f	12/3/10	12/31/20
329	C	2,452	Westfield Trumbull	5065 Main St., #231	Trumbull	CT	06611	203.372.0055	203.372.0057 f	12/9/10	1/31/21
330	WHS	6,907	Taylorsville	5443 South Redwood Road	Taylorsville	UT	84101	801.261.5907	801.261.5912 f	9/2/10	9/30/16
331	C	2,571	Scottsdale Fashion Square	7014 East Camelback Road, #2109	Scottsdale	AZ	85251	480.949.2810	480.949.2825 f	3/6/11	1/31/21
332	WHS	24,000	Flamingo Road	1495 East Flamingo Road	Las Vegas	NV	89119	702.836.2070	702.836.2072 f	12/17/10	11/30/15
333	WHS	5,188	Riverside	3880 Chicago Avenue	Riverside	CA	92507	951.784.5933	951.784.5915 f	11/19/10	11/30/13
335	WHS	9,798	Moreno Valley	29800 Eucalyptus Ave.	Moreno Valley	CA	92555	n/a	n/a	n/a	n/a
339	SHP	1,259	Fashion Valley Mall	7007 Friars Road, #228	San Diego	CA	92108	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
340	OTL	3,358	Miromar Outlets	10801 Corkscrew Rd., #404	Estero	FL	33928	239.495.5300	239.495.5083 f	2/4/11	1/31/21
341	C	2,414	Victoria Gardens	12541 North Main St., #3810	Rancho Cucamonga	CA	91739	909.899.0484	909.899.8068 f	3/12/11	3/31/21
342	C	2,700	Westfield Southlake	2162 Southlake Mall, #536	Merrillville	IN	46410	219.769.2567	219.769.2519 f	n/a	n/a
343	SHP	1,662	Westfield Old Orchard	4999 Old Orchard Center, #E-26	Skokie	IL	60077	n/a	n/a	n/a	n/a
344	SHP	2,585	The Forum Shops at Caesars	3500 Las Vegas Blvd., #L21A	Las Vegas	NV	89109	702.433.0560	702.433.0562 f	4/12/11	3/31/21
345	OTL	3,397	Paragon Outlets Grand Prairie	Space 845	Grand Prairie	TX		n/a	n/a	n/a	n/a
346	OTL	3,500	Paragon Outlets Livermore Valley	Space 530	Livermore Valley	CA		n/a	n/a	n/a	n/a
348	C	2,447	Westfield Valley Fair	2855 Stevens Creek Blvd., #A071	Santa Clara	CA	95050	408.557.0438	408.557.8463 f	3/17/11	3/31/21
351	C	2,350	Beachwood Place	26300 Cedar Road, #1115	Beachwood	OH	44122	216.292.5767	216.292.5780 f	4/22/11	4/30/21
352	C	2,511	Kenwood Towne Centre	7875 Montgomery Road, #2327	Cincinnati	OH	45263	n/a	n/a	n/a	n/a
353	C	2,800	Florence Mall	2028 Florence Mall, #1128	Florence	KY	41042	n/a	n/a	n/a	n/a
354	C	2,626	Willowbrook Mall	1400 Willowbrook Mall, #1475	Wayne	NJ	07470	973.837.9220	973.837.9222 f	n/a	n/a
355	C	2,381	Staten Island Mall	2655 Richmond Ave., #1565	Staten Island	NY	10314	718.761.3178	718.761.3280 f	n/a	n/a
356	C	2,700	Mall St. Matthews	5000 Shelbyville Road, #1315	Louisville	KY	40207	n/a	n/a	n/a	n/a
357	WHS	5,624	Hawaiian Gardens	12157 Carson Street	Hawaiian Gardens	CA	90716	n/a	n/a	n/a	n/a
358	WHS	8,102	Westminster	15251 Beach Blvd.	Westminster	CA	92683	n/a	n/a	n/a	n/a
359	OTL	3,135	Tanger Outlets Blowing Rock	278 Shoppes on the Parkway Rd., #62	Blowing Rock	NC	28605	828.295.9100	828.295.9050 f	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
360	OTL	3,595	Lebanon Premium Outlets	273 Outlet Village Blvd.	Lebanon	TN	37090	615.449.9705	615.449.9707 f	n/a	n/a
361	OTL	3,000	Florida Keys Outlet Center	250 E. Palm Dr., #160	Florida City	FL	33034	305.247.0007	305.247.0030 f	n/a	n/a
362	OTL	3,060	Calhoun Premium Outlets	Space #A004	Calhoun	GA		n/a	n/a	n/a	n/a
363	OTL	3,192	Merrimack Premium Outlets	Space #747	Merrimack	NH		n/a	n/a	n/a	n/a
364	OTL	3,000	The Outlet Shoppes at Oshkosh	3001 S. Washburn St., #E70	Oshkosh	WI	54904	n/a	n/a	n/a	n/a
366	OTL	4,000	Tanger Outlets Williamsburg	119 Tanger Drive	Williamsburg	IA	52361	n/a	n/a	n/a	n/a
367	C	2,500	Crossgates Mall	1 Crossgates Mall Road, #B205	Albany	NY	12203	n/a	n/a	n/a	n/a
368	OTL	3,500	Fashion Outlets of Chicago	Space #1160	Rosemont	IL		n/a	n/a	n/a	n/a
369	OTL	6,075	Plaza Mexico	11215 Long Beach Blvd. Building B-5 Suite 1008 / 1009	Lynwood	CA	90262	n/a	n/a	n/a	n/a
370	WHS	7,500	Modesto	Space #32	Modesto	CA		n/a	n/a	n/a	n/a
371	WHS	7,215	Cottonwood Heights	6927 Park Centre Drive	Salt Lake City	UT	84121	n/a	n/a	n/a	n/a
372	WHS	10,000	Natomas Marketplace	3581 Truxel Road	Sacramento	CA	95834	n/a	n/a	n/a	n/a
373	WHS	7,899	Sugarhouse	675 East 2100 South	Salt Lake City	UT	84106	n/a	n/a	n/a	n/a
374	WHS	7,803	Marshalls Plaza	711 2nd Street	San Bernadino	CA	92410	n/a	n/a	n/a	n/a
375	C	2,518	Mayfair Mall	2500 N. Mayfair Road, #610A	Wauwatosa	WI	53226	n/a	n/a	n/a	n/a
376	OTL	3,000	Tanger Outlets Tuscola	D1200 Tuscola Blvd.	Tuscola	IL	61953	n/a	n/a	n/a	n/a
377	WHS	14,016	Orangefair Marketplace	1304 S. Harbor Blvd.	Fullerton	CA	92832	n/a	n/a	n/a	n/a

STORE	STORE
NO.	TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
378	WHS	8,581	Campbell Fair Plaza	3175 N. Campbell Ave.	Tucson	AZ	85719	n/a	n/a	n/a	n/a
379	WHS	8,690	Burbank Station		Burbank	IL		n/a	n/a	n/a	n/a
380	WHS	9,520	Palm Plaza Shopping Center		Miami	FL		n/a	n/a	n/a	n/a

Schedule 5.1
           Deliver to Agent, with sufficient copies for the Lenders, each of the financial statements, reports, or other items set forth below at the following times in form reasonably satisfactory to Agent:

as soon as available, but in any event 45 days after the end of each fiscal quarter during each of Parent’s fiscal years,	(a) an unaudited consolidated and consolidating balance sheet, income statement, and statement of cash flow (which statements of cash flow are not required to be prepared in accordance with GAAP) covering Parent’s, its Subsidiaries’ and the Skechers/HF JV Entity’s operations for such period and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such month, and a report comparing the figures in such financial statements with the figures in Parent’s Projections for the corresponding periods and the figures for the corresponding periods of the immediately preceding fiscal year, and

(b) a Compliance Certificate.

as soon as available, but in any event within 90 days after the end of each of Parent’s fiscal years,	(c) consolidated and consolidating financial statements of Parent, its Subsidiaries and the Skechers/HF JV Entity for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and

(d) a Compliance Certificate.

as soon as available, but in any event within 30 days prior to the start of each of Parent’s fiscal years,	(e) copies of Parent’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer’s good faith estimate of the financial performance of Parent, its Subsidiaries and the Skechers/HF JV Entity during the period covered thereby.

if and when filed or provided,	(f) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports filed by Parent,

(g) any other filings made by Parent or any Borrower with the SEC, and

(h) any other information that is provided by Parent to its shareholders generally.

promptly, but in any event within 5 days after a Borrower has Knowledge of any event or condition that constitutes a Default or an Event of Default,	(i) notice of such event or condition and a statement of the curative action that the Borrowers propose to take with respect thereto.

promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on Parent or any of its Subsidiaries,	(j) notice of all actions, suits, or proceedings brought by or against Parent or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change.

promptly after receipt thereof by Parent or any of its Subsidiaries,	(k) copies of all material financial information received by Parent or any of its Subsidiaries in respect of the Skechers/HF JV Entity and copies of all information received by Parent or any of its Subsidiaries regarding any material deviations from the projected timing and budget for completion of the distribution facility contemplated under the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date).

upon the request of Agent,	(l) any other information reasonably requested relating to the financial condition of Parent or its Subsidiaries.

Schedule 5.2
           Provide Agent (and if so requested by Agent, with sufficient copies for the Lenders) with each of the documents set forth below at the following times in form reasonably satisfactory to Agent:

Quarterly (no later than the 10th Business Day of each fiscal quarter); provided that (x) such documents shall be delivered 5 Business Days prior to the requested Funding Date specified in Borrowers’ first request for a Borrowing made after the Third Amendment Date pursuant to Section 2.3 of the Agreement and, anything to the contrary contained in the Agreement or the Loan Documents notwithstanding, delivery of such documents by Borrowers shall be an additional condition precedent to the making of an Advance to Borrowers pursuant to Borrowers’ first request for a Borrowing made after the Third Amendment Date pursuant to Section 2.3 of the Amendment, and (y) at any time Excess Availability is
(a) an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records,

(b) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Parent’s and its Subsidiaries’ Accounts, and

(c) Inventory system/perpetual reports specifying the cost and the wholesale market value of Parent’s and its Subsidiaries’ Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(d) a Borrowing Base Certificate.

less than $150,000,000 but greater than or equal to $50,000,000, such documents shall be delivered monthly (no later than the 10th day of each month); provided further that (a) at any time Excess Availability is less than $50,000,000, or (b) upon the occurrence and during the continuance of any Financial Covenant Period, such documents shall be delivered weekly (no later than the 5th Business Day of each week)

Quarterly (no later than the 10th Business Day of each of fiscal quarter); provided that (x) such documents shall be delivered 5 Business Days prior to the requested Funding Date specified in Borrowers’ first request for a Borrowing made after the Third Amendment Date pursuant to Section 2.3 of the Agreement and, anything to the contrary contained in the
(e) a detailed report regarding (i) any unpaid freight charges, warehousing or storage costs, taxes, duties and other similar unpaid costs associated with Eligible In-Transit Inventory of any Borrower, (ii) any other amounts that are payable to a landlord, lessor, bailee, or customs broker with respect to any Inventory of any Borrower or other Collateral located or stored at a premises that is owned or operated by any of the foregoing persons and (iii) and any reclamation claims of unpaid sellers of any Borrower’s Inventory, in the case of each of clauses (i), (ii), and (iii), to the extent such amounts are more than 30 days past due.

(f) a detailed aging, by total, of the Borrowers’ Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(g) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting.

(h) a detailed Inventory system/perpetual report together with a reconciliation to the Borrowers’ general ledger accounts (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(i) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting.

(j) a summary aging, by vendor, of Parent’s and its Subsidiaries’ accounts payable, accrued expenses and any book overdraft (delivered electronically in an acceptable format, if the

Agreement or the Loan Documents notwithstanding, delivery of such documents by Borrowers shall be an additional condition precedent to the making of an Advance to Borrowers pursuant to Borrowers’ first request for a Borrowing made after the Third Amendment Date pursuant to Section 2.3 of the Amendment, and (y) at any time Excess Availability is less than $150,000,000 but greater than or equal to $50,000,000, such documents shall be delivered monthly (no later than the 10th day of each month); provided further that during any time Excess Availability is less than $50,000,000, such documents shall be delivered weekly (no later than the 5th Business Day of each week)
Borrowers have implemented electronic reporting), together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted.

(k) an aging, by vendor, of any held checks.

(l) a detailed report regarding Parent’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash.

(m) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of the Borrowers’ general ledger.

(n) a reconciliation of Accounts, trade accounts payable, and Inventory of the Borrowers’ general ledger accounts to its monthly financial statements including any book reserves related to each category.

(o) a report regarding advances and intercompany loans owed by Parent’s Subsidiaries that are not Loan Parties to any Borrower.

(p) evidence of Parent’s and its Subsidiaries’ payment of all taxes due and payable, including all accrued, but unpaid, ad valorem and real estate taxes.

(q) a report regarding the Parent’s and its Subsidiaries’ accrued, but unpaid, ad valorem and real estate taxes.

(r) a detailed report regarding deemed dividend tax liability, if applicable, for Parent and its Subsidiaries.

Quarterly (no later than 45 days after the end of each of fiscal quarter)	(s) a list of all Material Contracts entered into by Parent or any of its Subsidiaries since the Closing Date (or the last such quarterly report delivered to Agent), together with copies of each such Material Contract, together with an updated Schedule 4.17 to the Agreement reflecting any updates thereto.

(t) a list of all registered material trademarks, trade names, copyrights, patents, and material licenses acquired by Parent or any of its Subsidiaries since the Closing Date (or the last such quarterly report delivered to Agent), together with an updated Schedule 4.13 to the Agreement reflecting any updates thereto.

(u) an updated listing of all the Loan Parties’ owned or operated retail store locations, together with a description of all closings of Loan Party owned or operated retail store locations during the immediately preceding fiscal quarter.

Annually (no later than 30 days before the start of each of Parent’s fiscal years)	(v) a detailed list of Parent’s and its Subsidiaries’ wholesale customers, with address and contact information.

Promptly, in no event later than 3 Business Days after execution, receipt or delivery thereof	(w) copies of any notices regarding termination, expiration, material defaults or claimed violations that Parent or any of its Subsidiaries executes or receives in connection with any Material Contract.

Promptly, in no event later than 5 Business Days after the incurrence thereof	(x) a detailed report regarding Indebtedness incurred by Parent or any of its Subsidiaries that is permitted to be incurred pursuant to clauses (g), (m), (p), (q), (s), (t), or (y) of the definition of Permitted Indebtedness.

Promptly, in no event later than 5 Business Days after the making thereof	(y) a detailed report regarding Investments made by Parent or any of its Subsidiaries that are permitted to be made pursuant to clause (l) of the definition of Permitted Investments.

Upon request by Agent	(z) copies of purchase orders and invoices for Inventory and Equipment acquired by Parent or its Subsidiaries, and

(aa) such other reports as to the Collateral or the financial condition of Parent and its Subsidiaries, as Agent may reasonably request.

(bb) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time.

EXHIBIT B
Exhibit B-1 (Form of Borrowing Base Certificate)
See attached.

	Exhibit B-1	Wells Fargo Capital Finance, LLC

BORROWING BASE CERTIFICATE	Skechers U.S.A., Inc.	Date Prepared:	xx/xx/xx
		Date as of:	xx/xx/xx
The undersigned, SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), pursuant to Schedule 5.2 of that certain Credit Agreement dated as of June 30, 2009 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Parent, each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders signatory thereto (the “Lenders”) and WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as a joint arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that the Borrowers are in compliance with and, after giving effect to any currently requested Advances or Letters of Credit, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.
All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.
Borrowing Base Detail

Total Accounts Receivable			$—
Less: Past Due		$—
Past Due Credits		$—
50% cross-agings		$—
Intercompany		$—
Foreign Accounts		$—
Government Accounts > $5MM		$—
COD Accounts		$—
Debit Memos		$—
Employee Sales		$—
Extended Terms >$10MM		$—
Samples/Demos		$—
Consignment/Guaranteed Sale		$—
Bankrupt/Doubtful Accounts		$—
Contra Accounts		$—
Anticipated Discounts		$—
> Concentration Limits		$—
Other Ineligibles		$—
Other Ineligibles		$—
Other Ineligibles		$—

Total Non Primes			$—

Total Eligible Accounts Receivable			$—

Advance Rates			85%

Allowable Accounts Receivable Advances			$—

Less: Dilution Reserves	2.0%		$—

Other Reserves
Total Available Accounts Receivable Advances Net of Reserves			$—

		Wholesale	Retail	In-Transit
Total Inventory Calculation		$—	$—	$—	$—
Less: Shrinkage		$—	$—	$—
Discontinued Brands		$—	$—	$—
Slow Moving Inventory		$—	$—	$—
Small/Offsite		$—	$—	$—
Lower of Cost or Market		$—	$—	$—
Overcapitalized Freight		$—	$—	$—
In-Transit Ineligibles		$—	$—	$—
Unreconciled Variance		$—	$—	$—
Total Non Primes		$—	$—	$—	$—

Total Eligible Inventory		$—	$—	$—	$—

Inventory Advance Rates @ Cost		70%	70%	70%
Eligible Inventory Advances per Cost (In Transit Capped @ $25MM)		—	—	—	$—

Appraised Value — NOLV		76%	100%	76%
Effective Advance Rate per Appraisal 85% X NOLV	85%	65%	85%	65%
Eligible Inventory Advances per NOLV (In Transit Capped @ $25MM)		—	—	—	$—

Lesser of Line 39 or Line 42					$—

Less: Unpaid Duty on Free Trade Inventory	9.3%				$—
Unpaid Duty on In Transit Inventory	9.3%				$—
Freight for In Transit Inventory					$—
Gift Card Liability					$—
Estimated Royalty to be paid					$—
Other Reserve					$—
Other Reserve					$—

Total Available Inventory Advances Net of Reserves					$—

$175MM					$175,000,000

Allowable Inventory Advances (Lesser of Line 51 and Line 52)					$—

Total Available (sum Line 26 and Line 53)					$—
Less: Bank Products Reserve
Rent Reserves					$—
Duty Payable					$—
Royalty Payable					$—
Other Reserves					$—

Borrowing Base Amount					$—

Revolver Balance
Letters of Credit and Acceptances (Maximum Amount = $50MM)					$—

Total Outstanding Advances					$—

$250MM (minus Lines 62 and 63)
Borrowing Base Availability (Line 60 minus Lines 62 and 63)

Total Availability/(Over-Advance) (Lesser of Line 64 and Line 65)					$—

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of the Borrowers that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

SKECHERS U.S.A., INC.,
a Delaware corporation, as Administrative Borrower

By:

Name:

Title:

EXHIBIT C
Security Agreement Schedule
See attached.

Schedule 1
Commercial Tort Claims2
1. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II (collectively, the “Borrower”) v. Aetrex Worldwide (together with any affiliates, collectively, “Aetrex”) (Case No. 03831, United States District Court for the Central District of California (Los Angeles) (the “Case”)).
Nature of Action: Any and all claims arising in tort which Borrower may have as of the date of this Agreement (whether or not asserted) against Aetrex, including, without limitation, any such claim which Borrower may assert against Aetrex subsequent to such date (collectively, “Claims”), including, without limitation, any Claim of infringement by Aetrex of US Design Patent No. D532,962 and/or infringement of Borrower’s trademark or trade dress rights in the Bikers-Sightsee Shoe Style and any other Claims described in the complaint for the Case, or any subsequent complaints related to any Claims.
2. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II (collectively, the “Borrower”) v. Sears Holdings Corporation and the other defendants named in the Sears Case (as hereinafter defined) (“Sears”) (Case No. CV11 01893, United States District Court for the Central District of California (Los Angeles) (the “Sears Case”)).
Nature of Action: Any and all claims arising in tort which Borrower may have as of the date of the Third Amendment Date (whether or not asserted) against Sears, including, without limitation, any such claim which Borrower may assert against Sears subsequent to such date (collectively, the “Sears Claims”), including, without limitation, any Sears Claim of infringement by Sears of (a) US Patent No. D623,838, US Patent No. D591,493, and/or US Patent No. D587,890, and/or (b) infringement of Borrower’s trademark or trade dress rights in the Skechers Design (Parallel Stripes), Shape-Ups Trade Dress, U.S. Trademark Registration No. 3,651,084, U.S. Trademark Registration No. 3,651,085, U.S. Trademark Registration No. 3,456,974, and/or Z Strap Trade Dress, and/or (c) any other Sears Claims described in the complaint for the Sears Case, or any subsequent complaints related to any Sears Claims.

[2]	Inclusion of a claim in this Schedule does not in any manner constitute an admission of any fact, liability, defense or any limitation on or theory of damages.

EXHIBIT D
REAFFIRMATION AND CONSENT
          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver dated as of November 5, 2009, as further amended by Amendment Number Two to Credit Agreement and Waiver, dated as of March 4, 2010 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof as a Borrower (each of such Subsidiaries, together with Parent and each other Subsidiary that becomes and party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender” as that term is thereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), as a joint lead arranger, WFCF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger, as amended by that certain Amendment Number Three to Credit Agreement and Security Agreement, dated as of May 3, 2011 (the “Amendment”), by and among the Borrowers, the Lenders signatory thereto, and Agent. Reference is further made to that certain Consent to Equipment Financing and Partial Release of Agent’s Liens, dated as of December 29, 2010 (the “Partial Release”). Skechers R.B., LLC, a Delaware limited liability company (“Skechers RB”) inadvertently failed to execute and deliver the Partial Release. By its signature below, Skechers RB consents, acknowledges and agrees to the terms and conditions of Partial Release and agrees to be bound by the terms and provisions of the Partial Release as “Guarantor”. The undersigned Guarantors each hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not violate of any material provisions of federal, state, or local law or regulation applicable to it or its Subsidiaries or of the terms of its Governing Documents, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (iv) do not and will not in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (v) do not and will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, and (vi) do not and will not require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, and agrees to the terms of the release granted in Section 7 thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Document to which it is a party (including the Partial Release); (d) agrees that each of the Loan Documents (including the Partial Release) to which it is a party is and shall remain in full force and effect; and (e) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof. Although each of the undersigned has been informed of the matters set forth herein and in the Amendment and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.
          This Reaffirmation and Consent is a Loan Document.
          THE VALIDITY OF THIS REAFFIRMATION AND CONSENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[signature pages follow]

          IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

SKECHERS COLLECTION, LLC,
a California limited liability company

By:	SKECHERS U.S.A., INC.,
its sole member and manager

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

SKECHERS SPORT, LLC,
a California limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

DUNCAN INVESTMENTS, LLC,
a California limited liability company

By:	SKECHERS U.S.A., INC.,
its sole member and manager

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

SEPULVEDA BLVD. PROPERTIES, LLC,
a California limited liability company

By:	SKECHERS U.S.A., INC.,
its sole member and manager

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT
NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT

SKX ILLINOIS, LLC,
an Illinois limited liability company

By:	SKECHERS U.S.A., INC.,
its sole member and manager

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

SKECHERS R.B., LLC,
a Delaware limited liability company

By:	/s/ David Weinberg
Name:	David Weinberg

Title:	Chief Operating Officer

SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT
NUMBER THREE TO CREDIT AGREEMENT AND SECURITY AGREEMENT